UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-04615

HARTFORD HLS SERIES FUND II, INC.

(Exact name of registrant as specified in charter)

690 Lee Road, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Thomas R. Phillips, Esquire

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Hartford HLS Funds Annual Report December 31, 2020 Hartford Balanced HLS Fund Hartford Capital Appreciation HLS Fund Hartford Disciplined Equity HLS Fund Hartford Dividend and Growth HLS Fund Hartford Healthcare HLS Fund Hartford International Opportunities HLS Fund Hartford MidCap HLS Fund Hartford Small Cap Growth HLS Fund Hartford Small Company HLS Fund Hartford Stock HLS Fund
Hartford Total Return Bond HLS Fund
Hartford Ultrashort Bond HLS Fund

A MESSAGE FROM THE PRESIDENT

Dear Shareholders:

Thank you for investing in Hartford HLS Funds. The following is the Funds’ Annual Report covering the period from January 1, 2020 to December 31, 2020.

Market Review

During the 12 months ended December 31, 2020, U.S. stocks, as measured by the S&P 500 Index,1 gained 18.40% – a stunning market-recovery story that few would have thought possible after the index dropped significantly in March 2020 in response to the coronavirus (COVID-19) pandemic.

After all the ups and downs of a volatile year, it may be difficult to recall the initial flood of optimism that characterized the mood of early 2020 – a time of record-low unemployment, positive stock performances, and an improving global economy. That optimism faded in late January with the arrival of the novel coronavirus (COVID-19) pandemic, which quickly triggered a global recession and ended the longest bull market in U.S. economic history.

Almost overnight, economies shut down. Hospitals and healthcare providers struggled to care for the sick and the dying. Unemployment soared to 14.7%. Social distancing measures, business lockdowns, facemask requirements, and Zoom meetings upended lives.

To avert catastrophe, policymakers quickly swung into action. The U.S. Congress enacted the $2 trillion CARES Act in late March 2020 while the U.S. Federal Reserve (Fed) acted to reduce interest rates to near zero while pledging trillions in U.S. securities purchases. The combined fiscal and monetary support provided a lifeline to countless individuals and businesses. By late April 2020, the markets had largely recovered from their March losses. By November 2020, the U.S. unemployment rate had fallen to 6.7%.

The month of November was also notable for the election of Joseph R. Biden Jr. as the 46th President of the United States – ending a highly contentious political campaign that sharply divided the nation. In the days following the election, Pfizer and Moderna received federal approval for distribution of two COVID-19 vaccines that clinical trials showed were both safe and effective. The announcements set off yet another market rally and marked a major turning point that offered new hope for an eventual end to the pandemic, which by late December 2020 had taken the lives of more than 350,000 Americans.

As the period ended, the nation struggled to find efficient ways to distribute the vaccines to a nation racked by resurgent infections, localized lockdown measures, and continued dislocations in the travel, leisure, and service industries. A new $900 billion economic stimulus package fitfully made its way through Congress as the year drew to a close. Through it all, the stock market broke new records.

With two COVID-19 vaccines being distributed globally and the potential defeat of virus within sight, we look to a new year with a renewed sense of hopefulness. That said, a unified Democratic party in control of both the White House and Congress could prompt continued market volatility in the near term. In these unprecedented times, it is more important than ever to maintain a strong relationship with your financial professional.

Thank you again for investing in Hartford HLS Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.

James Davey

President

Hartford HLS Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.
The index is unmanaged and not available for direct investment. Past performance does not guarantee future results.

Hartford HLS Funds

The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s portfolio manager(s) through the end of the period and are subject to change based on market and other conditions, and we disclaim any responsibility to update the views contained herein. These views may contain statements that are “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Holdings and characteristics are subject to change. Fund performance reflected in each Fund’s Manager Discussion reflects the returns of such Fund’s Class IA shares. Returns for such Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Hartford Balanced HLS Fund

Fund Overview

December 31, 2020 (Unaudited)

Inception 03/31/1983 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for Class IB shares differ only to the extent that Class IA shares and Class IB shares do not have the same expenses.

Average Annual Total Returns

for the Periods Ending 12/31/2020

	1 Year	5 Years	10 Years
Class IA	11.62%	9.74%	9.24%
Class IB	11.35%	9.47%	8.97%
60% S&P 500 Index/ 35% Bloomberg Barclays Government/Credit Bond Index/ 5% ICE BofA US 3-Month Treasury Bill Index[1]	14.87%	11.13%	9.98%
S&P 500 Index	18.40%	15.22%	13.88%
Bloomberg Barclays US Government/Credit Bond Index	8.92%	4.98%	4.19%
ICE BofA US 3-Month Treasury Bill Index[2]	0.67%	1.20%	0.64%

[1]	Calculated by Hartford Funds Management Company, LLC
[2]	Effective 01/01/2020, the ICE BofAML US 3-Month Treasury Bill Index was rebranded as ICE BofA US 3-Month Treasury Bill Index.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table and chart do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Total returns for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the reports is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

Performance information may reflect historical or current waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

As shown in the Fund’s current prospectus, the gross expense ratios were as follows: 0.66% (Class IA) and 0.91% (Class IB). As shown in the Fund’s current prospectus, the net expense ratios were as follows: 0.63% (Class IA) and 0.88% (Class IB). Gross expenses do not reflect fee waiver arrangements. Net expenses reflect such arrangements, which remain in effect until 04/30/2021 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2020.

The Fund is closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

2

Hartford Balanced HLS Fund

Fund Overview – (continued)

December 31, 2020 (Unaudited)

Adam H. Illfelder, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

Michael E. Stack, CFA*

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Loren L. Moran, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Matthew C. Hand, CFA

Managing Director and Equity Research Analyst

* Michael E. Stack, CFA announced his plan to retire and withdraw from the partnership of Wellington Management Company LLP’s parent company, and effective June 30, 2021, he will no longer serve as a portfolio manager for the Fund. Mr. Stack’s portfolio management responsibilities for the fixed income portion of the Fund will transition to Ms. Moran in the months leading up to his departure.

Manager Discussion and Analysis

How did the Fund perform during the period?

The Class IA shares of Hartford Balanced HLS Fund returned 11.62% for the twelve-month period ended December 31, 2020, underperforming the Fund’s blended benchmark, which is comprised of 60% S&P 500 Index, 35% Bloomberg Barclays Government/Credit Bond Index, and 5% ICE BofA US 3-Month Treasury Bill Index, which returned 14.87% for the same period. Individually, the S&P 500 Index, Bloomberg Barclays Government/Credit Bond Index, and ICE BofA US 3-Month Treasury Bill Index returned 18.40%, 8.92%, and 0.67%, respectively, during the period. For the same period, the Class IA shares of the Fund underperformed the 20.51% average return of the Lipper Mixed-Asset Target Allocation Growth Funds peer group, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending December 31, 2020. During the first quarter of 2020, U.S. equities ended lower after achieving record highs in February 2020, as the coronavirus spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. During the fourth quarter of 2020, U.S. equities rallied, bolstered by better-than-expected third quarter earnings, economic resilience, substantial monetary support from the U.S. Federal Reserve (Fed), and optimism that vaccines will support a broad reopening of the U.S. economy in 2021.

During the twelve-month period, eight of the eleven sectors within the S&P 500 Index posted positive returns, led by the Information Technology (+44%), Consumer Discretionary (+33%), and Communication Services (+24%) sectors, while the Energy (-34%) and Real Estate (-2%) sectors lagged on a relative basis.

Over the period, most global fixed income sectors generated positive returns, driven by a decline in sovereign debt yields across most markets during the period, particularly in the earlier part of 2020 at the onset of the pandemic. In March 2020, credit spreads widened over expectations that the decline in economic activity and supply chain disruptions would cause credit fundamentals to deteriorate. Credit spreads later recouped most of their widening, helped by central bank policies, support from fiscal policy and ultimately by encouraging vaccine developments. Through the rest of 2020, market volatility remained elevated as markets oscillated between the negative effects of virus containment measures and support provided by monetary and fiscal policy.

Global gross domestic product (GDP) releases indicated deep recessions in the second quarter of 2020 following various restrictions to business activity in order to combat the spread of the virus. By the end of period, global GDP sharply rebounded as economies emerged from lockdowns and labor data showed signs of improvement but remained strained by some metrics. By the end of the period, front-end yields remained anchored with the prospect of continued accommodative central bank policy while long-end yields rose with the prospect of additional fiscal stimulus. Global central banks maintained highly accommodative policy stances during the period. The Fed provided additional assurance that asset buying would continue for the foreseeable future. The European Central Bank (ECB) extended its pandemic emergency purchase program through at least March 2022.

During the period, asset allocation decisions contributed positively to the Fund’s performance relative to the blended benchmark. The Fund was generally overweight equities and underweight fixed income and cash relative to the blended benchmark. The equity portion of the Fund underperformed the S&P 500 Index, while the fixed income portion of the Fund outperformed the Bloomberg Barclays Government/Credit Bond Index.

Equity underperformance versus the S&P 500 Index was driven primarily by security selection. Weak selection within the Information Technology, Healthcare, and Consumer Discretionary sectors was partially offset by stronger selection in the Real Estate, Communication Services, and Financials sectors. Sector allocation, a residual of our bottom-up stock selection process, also detracted from results due to the Fund’s underweight allocation to the Information Technology sector and

3

Hartford Balanced HLS Fund

Fund Overview – (continued)

December 31, 2020 (Unaudited)

overweight allocation to the Financials sector. This was partially offset by the Fund’s underweight allocations to the Energy and Utilities sectors.

From an individual stock perspective within the equity portion of the Fund, not holding large benchmark constituents such as Apple (Information Technology) and Amazon (Consumer Discretionary), along with the Fund’s overweight position in Noble Energy (Energy), detracted the most from performance relative to the S&P 500 Index. Shares of Apple benefited from a strong iPhone cycle as 5G capabilities go mainstream, and the company also continued to see strength in its growing, high margin services segment (App Store, Apple Pay, and Apple TV+, among others). Shares of e-commerce giant Amazon also rose during 2020 on the back of strong e-commerce demand amid the global pandemic, as well as from the continued growth in its cloud business, Amazon Web Services. Noble Energy was down more than 70% over the course of 2020; the company’s share price rose in the fourth quarter of 2020 on the news that Chevron planned to acquire it.

Top contributors to performance relative to the S&P 500 Index in the equity portion of the Fund included not holding benchmark constituents Wells Fargo (Financials) and AT&T (Communication Services), as well as the Fund’s overweight position in Adobe. Shares of Adobe rose on strong earnings throughout 2020 and management released 2021 guidance that was above consensus estimates. In the fourth quarter of 2020, Adobe’s Digital Media annual recurring revenue grew 22% and Adobe’s Experience Cloud subscriptions grew 14%. Over the past year, Wells Fargo faced significant challenges after being charged with engaging in fraudulent sales practices for more than a decade. In February 2020, the bank announced that it had entered into a $3 billion dollar settlement agreement with the United States Department of Justice and the U.S. Securities and Exchange Commission (SEC). The coronavirus outbreak added further pressure, causing net interest income to fall and provisions for credit losses to rise. The company reported a loss in the second quarter of 2020 driven by large provisions which more than doubled first quarter levels. Finally, in the case of AT&T, the company came under pressure amid challenges in its media and video businesses related to the pandemic.

The fixed income portion of the Fund outperformed the Bloomberg Barclays Government/Credit Bond Index during the period. Security selection within investment-grade credit contributed positively to outperformance relative to the Bloomberg Barclays Government/Credit Bond Index, particularly selection within the Industrials and Financials sectors during the period. Within non-corporate credit, security selection and an underweight to local agency securities were the primary contributors. Out-of-benchmark allocations to agency mortgage-backed securities (MBS) pass-throughs and collateralized loan obligations (CLOs) contributed positively to relative performance. An out-of-benchmark allocation to commercial mortgage-backed securities (CMBS) moderately detracted from relative performance over the period. Duration/yield curve positioning also detracted from relative performance as the Fund was positioned with underweight positions to the short and long end of the yield curve during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

We seek to consistently mitigate the downside risk of the Fund over a market cycle. We continue to favor companies that we believe have the potential to perform well in strong market environments.

On the fixed income side, we believe credit valuations are modestly high given near term uncertainty. We expect the Fed to hold short-term interest rates low while we believe long interest rates could rise over time as economic activity rebounds post vaccine rollout. We have positioned the fixed income portion of the Fund with a slight duration underweight relative to Bloomberg Barclays Government/Credit Bond Index.

While fundamentals are likely to remain strained for the medium term, credit markets continue as the main investment focus of the fixed income portion of the Fund and are well supported by global central bank policy, in our opinion. As of the end of the period, the Fund was overweight to corporate credit relative to the Bloomberg Barclays Government/Credit Bond Index in market value terms but underweight from a spread duration perspective, reflecting our more cautious view as valuations are less compelling given near-term uncertainty.

Within the equity portion of the Fund, the Fund ended the period with the Healthcare sector as its largest overweight and the Information Technology sector as its largest underweight. Within the fixed income portion of the Fund, the Fund is positioned overweight to the less cyclical sectors like the Communications and Utilities sectors as of the end of the period. We remain cautious on more cyclical sectors, such as the Energy sector, as of the end of the period. The fixed income portion of the Fund remains overweight to Taxable Municipals as of the end of the period given the diversification benefit and resilient underlying credit quality coupled with relatively attractive valuations in our view.

At the end of the period, the Fund’s equity exposure was at 67.8% compared to 60% in the blended benchmark.

Important Risks

Investing involves risk, including the possible loss of principal. The Fund seeks to achieve its investment objective by allocating assets among different asset classes. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, event, and interest-rate risk. As interest rates rise, bond prices generally fall. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Mortgage-related and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk.

4

Hartford Balanced HLS Fund

Fund Overview – (continued)

December 31, 2020 (Unaudited)

Composition by Security Type(1)

as of 12/31/2020

Category	Percentage of Net Assets
Equity Securities
Common Stocks	67.9%

Total	67.9%

Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	2.2%
Corporate Bonds	14.7
Foreign Government Obligations	0.4
Municipal Bonds	0.9
U.S. Government Agencies(2)	0.7
U.S. Government Securities	11.2

Total	30.1%

Short-Term Investments	2.3
Other Assets & Liabilities	(0.3)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	All or a portion of the securities categorized as U.S. Government Agencies were agency mortgage-backed securities as of December 31, 2020.

5

Hartford Capital Appreciation HLS Fund

Fund Overview

December 31, 2020 (Unaudited)

Inception 04/02/1984 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Average Annual Total Returns

for the Periods Ending 12/31/2020

	1 Year	5 Years	10 Years
Class IA	21.91%	13.93%	11.74%
Class IB	21.62%	13.64%	11.46%
Class IC	21.32%	13.36%	11.18%
Russell 3000 Index	20.89%	15.43%	13.79%
S&P 500 Index	18.40%	15.22%	13.88%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table and chart do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Total returns for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the reports is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.

Class IC shares commenced operations on 04/30/2014. Class IC shares performance prior to that date reflects Class IA shares performance adjusted to reflect the 12b-1 fee of 0.25% and the administrative services fee of 0.25% applicable to Class IC shares. The performance after such date reflects actual Class IC shares performance.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA, Class IB and Class IC were 0.67%, 0.92% and 1.17%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2020.

Class IA and IB shares of the Fund are closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

6

Hartford Capital Appreciation HLS Fund

Fund Overview – (continued)

December 31, 2020 (Unaudited)

Gregg R. Thomas, CFA

Senior Managing Director and Director of Investment Strategy

Wellington Management Company LLP

Thomas S. Simon, CFA, FRM

Senior Managing Director and Portfolio Manager

Wellington Management Company LLP

Manager Discussion and Analysis

How did the Fund perform during the period?

The Class IA shares of Hartford Capital Appreciation HLS Fund returned 21.91% for the twelve-month period ended December 31, 2020, outperforming the Fund’s benchmarks, the Russell 3000 Index, which returned 20.89% for the same period, and the S&P 500 Index, which returned 18.40% for the same period. For the same period, the Class IA shares of the Fund also outperformed the 15.73% average return of the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the Russell 3000 Index, posted positive results over the trailing twelve-month period ending December 31, 2020. During the first quarter of 2020, U.S. equities ended lower after achieving record highs in February 2020, as the coronavirus spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. Many states adopted extraordinary measures to fight the contagion, while companies shuttered stores and production, withdrew earnings guidance, and drew down credit lines at a record pace as borrowing costs soared. Volatility surged to extreme levels, and the S&P 500 Index suffered its fastest-ever decline into a bear market.

During the second quarter of 2020, U.S. equities finished higher after an extraordinary rally drove U.S. equities to their largest quarterly gain since the fourth quarter of 1998. The unprecedented scale of the fiscal and monetary stimulus implemented by Congress and the U.S. Federal Reserve (Fed) in response to the pandemic was the most influential driver of the market’s rebound in the second quarter of 2020. Risk sentiment eased towards the end of the quarter on concerns about a sharp rise in infections in some southern and western states, the rapid speed of the market’s rebound, and cautious comments from the Fed regarding the economic outlook.

In the third quarter of 2020, U.S. equities extended their strong rally, as markets were bolstered by ongoing monetary support from the Fed, a broadening U.S. economic recovery, better-than-expected corporate earnings, and promising trials for coronavirus vaccines. The U.S. economy gradually recovered during the third quarter; however, the path to a sustainable economic recovery was clouded by concerns about a resurgence in coronavirus infections in many areas of the country, an undetermined timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty about additional fiscal stimulus.

U.S. equities rose again in the fourth quarter of 2020, bolstered by better-than-expected third-quarter 2020 earnings, economic resilience, substantial monetary support from the Fed and optimism that vaccines would support a broad reopening of the U.S. economy in 2021. A sharp escalation in coronavirus infections across the country and renewed restrictions to curb the spread of the virus were overshadowed by highly encouraging vaccine developments. In December 2020, the government unveiled a long-awaited fifth stimulus package, worth approximately $900 billion, and the Fed committed to purchasing at least $120 billion of U.S. government debt per month. Joe Biden was elected president after a closely contested election.

Returns were positive across market capitalizations during the period. Seven of the eleven sectors in the Russell 3000 Index had positive returns during the period. The Consumer Discretionary (+47.0), Information Technology (+46.1), and Communication Services (+25.8) sectors were the top performers, while the Energy (-33.2), Real Estate (-4.7%), and Financials (-2.1%) sectors lagged during the period.

Security selection was the primary contributor to Fund performance relative to the Russell 3000 Index during the period. Strong stock selection in the Communication Services, Healthcare, and Industrials sectors was only partially offset by weaker selection in the Consumer Discretionary, Consumer Staples, and Information Technology sectors, which detracted from performance during the period. Sector allocation, a residual of our bottom-up security selection process, detracted from performance relative to the Russell 3000 Index during the period. Underweight exposure to the Information Technology sector detracted most from performance and was only partially offset by underweight exposure to the Energy and Financials sectors and overweight exposure to the Consumer Discretionary sector, which contributed positively to performance.

The Fund employs a multiple portfolio manager structure. Allocations to the underlying portfolio managers who manage a portion of the Fund’s assets are chosen based on extensive analysis of qualitative and quantitative factors. Risk factors managed within the overall portfolio include but are not limited to: growth, value, momentum, contrarian, volatility, quality and leverage. The Fund’s style factor exposures contributed positively to performance during the period, driven by the Fund’s exposure to stocks with greater volatility and a modest underweight exposure to dividend-paying stocks. This was partially offset by the Fund’s underweight exposure to higher momentum stocks and its smaller-cap footprint relative to the Russell 3000 Index.

The largest contributors to performance relative to the Russell 3000 Index during the period were Pinterest (Communication Services), Square (Information Technology), and Roku (Communication Services). Pinterest operates a pinboard-style photo-sharing website allowing users to create and manage theme-based image collections. Shares moved higher during the period following strong second-quarter revenue that exceeded analyst expectations and strong growth in monthly active users. The company continued its momentum into the third quarter of 2020, where it again reported revenue and user growth in excess of expectations. As of the end of the period, the Fund remained overweight in the stock relative to the Russell 3000 Index. During the period, the

7

Hartford Capital Appreciation HLS Fund

Fund Overview – (continued)

December 31, 2020 (Unaudited)

share price of Square, a credit card processing solutions company, surged higher as lockdown measures related to the spread of coronavirus continued the need for merchants to process transactions electronically. Strong momentum in the company’s Cash App also helped contribute to positive performance. As of the end of the period, the Fund remained overweight the stock relative to the Russell 3000 Index. Roku, a streaming platform for television, reported solid user growth in the first quarter of 2020 but it was only a slight acceleration from the prior quarter. Despite a surge in over-the-top (OTT) viewing during the period, advertiser spending weakened as a result of the global pandemic. The second quarter of 2020 resulted in revenue in excess of analyst estimates; however, the outlook for the resumption of advertiser spending remained uncertain, with expectations that it could take until 2021 to recover to pre-pandemic levels. Towards the end of the period, Roku reported strong third-quarter 2020 results as advertising revenue bounced back and drove growth. The company recognized over 40% growth in active accounts. During the period, we trimmed the Fund’s exposure to the company on share-price strength but as of the end of the period, the Fund remained overweight in the stock relative to the Russell 3000 Index.

The largest detractors from relative performance during the period were underweight exposures to Apple (Information Technology), Tesla (Consumer Discretionary), and Microsoft (Information Technology). Apple designs, manufactures, and sells personal computers, tablets, wearables, and a variety of related services. The share price of Apple moved higher during the period on quarterly earnings and revenue ahead of consensus estimates. The company participated in a four-for-one stock split during the period. As of the end of the period, we continued to hold an underweight position in the stock relative to the Russell 3000 Index. Tesla engages in the design, development, manufacture, and sale of fully electric vehicles, energy generation and storage systems. Shares of the company moved higher during the period as the company reported its fourth consecutive quarter of profitability which many viewed as the last hurdle towards Tesla’s inclusion in the S&P 500 Index. The stock entered the S&P 500 Index at the end of 2020 and shares moved higher amid positive investor sentiment. We initiated a small position in the stock during the period, which we subsequently sold later in the period as we sought to capitalize on strength while pursuing other opportunities that we believed would provide better risk and return profiles. Microsoft, a company that engages in the development and support of software, services, devices, and solutions, performed well during the beginning of the period with stay-at-home and remote-work related businesses (Teams, Gaming, virtual desktop) gaining traction. The stock continued to move higher during the period before giving back some gains after it was announced that the company’s bid for video-sharing site TikTok was not accepted. In the fourth quarter of 2020, the company reported strong quarterly results with growth in its cloud business and acceleration in commercial bookings. The market reacted negatively, however, to management’s issued guidance for the upcoming quarter which noted expected weakness in personal computing and Xbox supply constraints. As of the end of the period, the Fund remained underweight to the stock relative to the Russell 3000 Index.

During the period, the Fund, at times, used derivative instruments such as currency forwards to hedge currency risk and/or equity index futures to hedge the market risk. During the period, the use of currency forwards did not have a significant impact on performance, while the use of equity index futures contributed positively to results.

What is the outlook as of the end of the period?

At the end of the period, considerable macroeconomic challenges persist as markets balance long-term optimism with near-term challenges. Positive news surrounding the efficacy and distribution of coronavirus vaccines has fueled investor exuberance amid expectations for a post-pandemic economic recovery. Meanwhile, a new wave of coronavirus infections is impacting regions across the country, increasing the potential for broad shutdowns and their associated negative economic ramifications, including the risk of companies becoming insolvent. To that end, we expect continued market volatility and remain vigilant in seeking to manage risks in the Fund, seeking to ensure that security selection drives results.

At the end of the period, the Fund’s largest overweights were to the Consumer Staples and Consumer Discretionary sectors, while the Fund’s largest underweights were to the Information Technology and Communication Services sectors, relative to the Russell 3000 Index.

Important Risks

Investing involves risk, including the possible loss of principal. The Fund’s strategy for allocating assets among portfolio management teams may not work as intended. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Small- and mid-cap securities can have greater risks and volatility than large-cap securities. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks are generally greater for investments in emerging markets. •The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of 12/31/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	6.5%
Consumer Discretionary	16.7
Consumer Staples	10.4
Energy	1.0
Financials	10.0
Health Care	16.3
Industrials	8.6
Information Technology	20.3
Materials	2.8
Real Estate	3.6
Utilities	1.4

Total	97.6%

Short-Term Investments	2.2
Other Assets & Liabilities	0.2

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

8

Hartford Disciplined Equity HLS Fund

Fund Overview

December 31, 2020 (Unaudited)

Inception 05/29/1998 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Average Annual Total Returns

for the Periods Ending 12/31/2020

	1 Year	5 Years	10 Years
Class IA	18.04%	14.88%	14.91%
Class IB	17.78%	14.60%	14.62%
Class IC	17.46%	14.31%	14.34%
S&P 500 Index	18.40%	15.22%	13.88%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table and chart do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Total returns for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the reports is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.

Class IC shares commenced operations on 09/18/2020. Class IC shares performance prior to that date reflects Class IA shares performance adjusted to reflect the 12b-1 fee of 0.25% and the administrative services fee of 0.25% applicable to Class IC shares. The performance after such date reflects actual Class IC shares performance.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

As shown in the Fund’s current prospectus for Class IA and IB, the total annual fund operating expense ratios for Class IA and Class IB were 0.61% and 0.86, respectively. As shown in the Fund’s current prospectus for Class IC, the total annual fund operating expense ratio for Class IC shares was 1.11%. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2020.

Class IA and Class IB of the Fund are closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus for Class IA and Class IB.

9

Hartford Disciplined Equity HLS Fund

Fund Overview – (continued)

December 31, 2020 (Unaudited)

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

David A. Siegle, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

Douglas W. McLane, CFA

Senior Managing Director and Equity Research Analyst

Wellington Management Company LLP

Manager Discussion and Analysis

How did the Fund perform during the period?

The Class IA shares of the Hartford Disciplined Equity HLS Fund returned 18.04% for the twelve-month period ended December 31, 2020, underperforming the Fund’s benchmark, the S&P 500 Index, which returned 18.40% for the same period. For the same period, the Class IA shares of the Fund slightly outperformed the 17.29% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ended December 31, 2020. U.S. equities ended the first quarter of 2020 sharply lower after achieving record highs in February 2020, as the coronavirus spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. Many states adopted extraordinary measures to fight the contagion, while companies shuttered stores and production, withdrew earnings guidance, and drew down credit lines at a record pace as borrowing costs soared. Volatility surged to extreme levels, and the S&P 500 Index suffered its fastest-ever decline into a bear market.

U.S. equities ended the second quarter of 2020 higher after an extraordinary rally drove U.S. equities to their largest quarterly gain since the fourth quarter of 1998. The unprecedented scale of the fiscal and monetary stimulus implemented by Congress and the U.S. Federal Reserve (Fed) in response to the pandemic was the most influential driver of the market’s rebound in the second quarter of 2020. Risk sentiment eased at the end of the second quarter on concerns about a sharp rise in infections in some southern and western states, the rapid speed of the market’s rebound, and cautious comments from the Fed regarding the economic outlook.

In the third quarter of 2020, U.S. equities extended their strong rally, with markets bolstered by substantial monetary support from the Fed, a broadening U.S. economic recovery, better-than-expected corporate earnings, and promising trials for coronavirus vaccines. The U.S. economy gradually recovered during the third quarter; however, the path to a sustainable economic recovery was clouded by concerns about a resurgence in coronavirus infections in many areas of the country, an undetermined timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty about additional fiscal stimulus. In September, the S&P 500 Index declined for the first time in five months. The Fed signaled its expectation to hold interest rates near zero until inflation is on track to moderately exceed 2%.

During the fourth quarter of 2020, U.S. equities rallied, bolstered by better-than-expected third quarter earnings, economic resilience, substantial monetary support from the Fed, and optimism that vaccines would support a broad reopening of the U.S. economy in 2021. A sharp escalation in coronavirus infections across the country and renewed restrictions to curb the spread of the virus were overshadowed by highly encouraging vaccine developments. In December 2020, the government unveiled a long-awaited fifth stimulus package, worth approximately $900 billion, and the Fed committed to purchasing at least $120 billion of U.S. government debt per month. Joe Biden was elected president, removing a key element of uncertainty for the market. Third-quarter earnings results for companies in the S&P 500 Index were significantly better than expected.

Returns varied by market capitalization during the period as large-cap equities, as measured by the S&P 500 Index, underperformed small-cap equities, as measured by the Russell 2000 Index, but outperformed mid-cap equities, as measured by the S&P MidCap 400 Index. During the twelve-month period, eight of the eleven sectors within the S&P 500 Index rose, led by the Information Technology (+44%), Consumer Discretionary (33%), and Communication Services (+24%) sectors. The Energy sector performed worst, down (-34%) during the period.

Security selection was the primary detractor from the Fund’s returns relative to the S&P 500 Index during the period. Selection within the Information Technology, Consumer Discretionary, and Real Estate sectors detracted most from relative performance, while selection within the Consumer Staples, Industrials, and Utilities sectors contributed positively to relative returns. Sector allocation, which is a residual of our bottom-up security selection process, contributed positively to relative performance driven by underweights to the Energy and Real Estate sectors, and an overweight to the Healthcare sector. This was partially offset by an underweight allocation to both the Information Technology and Communication Services sectors, and an overweight allocation to the Consumer Staples sector, which detracted from performance.

Top detractors from relative performance over the period were PVH (Consumer Discretionary), Boston Properties (Real Estate), and not owning NVIDIA (Information Technology), a constituent of the S&P 500 Index. Shares of PVH, a U.S.-based global apparel company, fell during the period as retail demand slowed globally in response to the coronavirus pandemic. Share prices, however, partially recovered towards the end of the twelve-month period after the company reported better-than-expected third-quarter fiscal results, citing strength in its international business, a solid e-commerce performance, and rising demand for casual wear. We sold this position in the Fund during the period. Shares of Boston Properties declined over the year; due to the

10

Hartford Disciplined Equity HLS Fund

Fund Overview – (continued)

December 31, 2020 (Unaudited)

stay-at-home policies during the year, physical occupancy within the company’s properties was low. We sold this position in the Fund during the period. Shares of chip maker NVIDIA rose during the period after reporting consecutively strong quarterly results. NVIDIA has benefited from much of the world working and learning from home as sales of laptops and game consoles using NVIDIA chips lifted earnings for the company. Not owning the stock during the period was a detractor from Fund performance due to the stock’s strong performance.

The largest contributors to the Fund’s performance relative to the S&P 500 Index over the period were not owning both Exxon Mobil (Energy) and Wells Fargo (Financials), which are each constituents of the S&P 500 Index, as well as an overweight holding in Teradyne (Information Technology). Shares of the oil- and gas-producing company Exxon Mobil came under pressure the past year due to a decrease in crude oil and natural gas prices amid escalating concerns of a slowing macroeconomic environment. Not owning the stock was a positive contributor over the period due to poor performance. Shares of Wells Fargo declined over the year after reporting consecutive disappointing quarterly results. In July, the company announced it set aside a record $9.5 billion for credit losses. Executives warned they would earmark more for soured loans as the pandemic continued to rage throughout the U.S. and weigh on companies and workers. Falling yields have also negatively affected the bank. Not owning the stock was a positive contributor to Fund performance over the period due to the stock’s poor performance. Shares of Teradyne, an automated test equipment and industrial automation company, rose during the period. Towards the end of the period, the company released third-quarter earnings that beat consensus and guided revenue expectations for the fourth quarter higher.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

We are keeping an eye on the Georgia runoff election for the Senate, and whether control of the Senate will flip to the Democrats. Depending on the outcome, we will consider various policy implications from that event, including if there is alignment of majorities for both legislative houses and the presidency.

It is encouraging that there is an effort underway to vaccinate the population even if the pace of the initial rollout has been disappointing relative to earlier expectations. Despite worries about different strains, at least so far, we remain optimistic about the potential for putting the pandemic behind us this year. Given the efficacy of the various vaccines, there still may be some lasting lifestyle changes and we are mindful of this development. Despite these changes, we expect unemployment rates to come down in 2021 as a recovery takes hold, especially in some of the hardest-hit industries.

We remain cautious, being mindful of pockets of extreme speculation and valuations that are hard to justify. On the positive side, we believe the combination of a high savings rate, stimulus payments, and rehiring more recently implies a very healthy consumer when the economic recovery takes shape.

As always, we continue to focus on the long term. While we did make some changes to portfolio holdings in the Fund during the period, we continue to be incremental and mindful of the impact of volatility.

At the end of the period, the Fund’s largest overweights were to the Consumer Staples, Healthcare, and Financials sectors, while the Fund’s largest underweights were to the Energy, Real Estate, and Consumer Discretionary sectors, relative to the S&P 500 Index.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies.

Composition by Sector(1)

as of 12/31/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	10.7%
Consumer Discretionary	11.9
Consumer Staples	8.6
Energy	0.9
Financials	11.1
Health Care	13.9
Industrials	8.5
Information Technology	27.6
Materials	2.1
Real Estate	1.6
Utilities	2.6

Total	99.5%

Short-Term Investments	0.5
Other Assets & Liabilities	0.0 *

Total	100.0%

*	Percentage rounds to zero.

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

11

Hartford Dividend and Growth HLS Fund

Fund Overview

December 31, 2020 (Unaudited)

Inception 03/09/1994 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for Class IB shares differ only to the extent that Class IA shares and Class IB shares do not have the same expenses.

Average Annual Total Returns

for the Periods Ending 12/31/2020

	1 Year	5 Years	10 Years
Class IA	7.77%	12.28%	11.70%
Class IB	7.45%	11.99%	11.42%
S&P 500 Index	18.40%	15.22%	13.88%
Russell 1000 Value Index	2.80%	9.74%	10.50%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table and chart do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Total returns for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the reports is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA and Class IB were 0.66% and 0.91%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2020.

The Fund is closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

12

Hartford Dividend and Growth HLS Fund

Fund Overview – (continued)

December 31, 2020 (Unaudited)

Matthew G. Baker

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Nataliya Kofman

Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion and Analysis

How did the Fund perform during the period?

The Class IA shares of Hartford Dividend and Growth HLS Fund returned 7.77% for the twelve-month period ended December 31, 2020, underperforming the Fund’s benchmark, the S&P 500 Index, which returned 18.40% for the same period, and outperforming the Fund’s other benchmark, the Russell 1000 Value Index, which returned 2.80% for the same period. For the same period, the Class IA shares of the Fund outperformed the 4.27% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ended December 31, 2020. U.S. equities ended the first quarter of 2020 sharply lower after achieving record highs in February 2020, as the coronavirus spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. Many states adopted extraordinary measures to fight the contagion, while companies shuttered stores and production, withdrew earnings guidance, and drew down credit lines at a record pace as borrowing costs soared. Volatility surged to extreme levels, and the S&P 500 Index suffered its fastest-ever decline into a bear market.

U.S. equities ended the second quarter of 2020 higher after an extraordinary rally drove U.S. equities to their largest quarterly gain since the fourth quarter of 1998. The unprecedented scale of the fiscal and monetary stimulus implemented by Congress and the U.S. Federal Reserve (Fed) in response to the pandemic was the most influential driver of the market’s rebound in the second quarter of 2020. Risk sentiment eased at the end of the second quarter on concerns about a sharp rise in infections in some southern and western states, the rapid speed of the market’s rebound, and cautious comments from the Fed regarding the economic outlook.

In the third quarter of 2020, U.S. equities extended their strong rally, with markets bolstered by substantial monetary support from the Fed, a broadening U.S. economic recovery, better-than-expected corporate earnings, and promising trials for coronavirus vaccines. The U.S. economy gradually recovered during the third quarter; however, the path to a sustainable economic recovery was clouded by concerns about a resurgence in coronavirus infections in many areas of the country, an undetermined timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty about additional fiscal stimulus. In September, the S&P 500 Index declined for the first time in five months. The Fed signaled its expectation to hold interest rates near zero until inflation is on track to moderately exceed 2%.

During the fourth quarter of 2020, U.S. equities rallied, bolstered by better-than-expected third quarter earnings, economic resilience, substantial monetary support from the Fed, and optimism that vaccines would support a broad reopening of the U.S. economy in 2021. A sharp escalation in coronavirus infections across the country and renewed restrictions to curb the spread of the virus were overshadowed by highly encouraging vaccine developments. In December 2020, the government unveiled a long-awaited fifth stimulus package, worth approximately $900 billion, and the Fed committed to purchasing at least $120 billion of U.S. government debt per month. Joe Biden was elected president, removing a key element of uncertainty for the market. Third-quarter earnings results for companies in the S&P 500 Index were significantly better than expected.

Returns varied by market cap during the period, as small-cap equities, as measured by the Russell 2000 Index, outperformed both large- and mid-cap equities, as measured by the S&P 500 Index and S&P MidCap 400 Index, respectively. During the twelve-month period, eight of the eleven sectors within the S&P 500 Index posted positive returns, led by Information Technology (+44%), Consumer Discretionary (+33%), and Communication Services (+24%). Energy (-34%), Real Estate (-2%) and Financials (-2%) lagged.

Sector allocation, a result of our bottom-up stock selection process, was the primary driver of the Fund’s underperformance relative to the S&P 500 Index during the period. An underweight to the Information Technology sector and overweights to the Energy and Financials sectors detracted from performance; however, this was partially offset by an overweight to the Industrials sector and an underweight to the Real Estate sector, both of which contributed positively. Security selection also detracted from relative performance over the period. Weak selection within the Information Technology, Consumer Discretionary, and Communication Services sectors was partially offset by stronger selection within the Energy and Financials sectors, which contributed positively to the Fund’s relative performance.

The Fund’s top detractors from performance relative to the S&P 500 Index included not owning Amazon (Consumer Discretionary), an underweight to Apple (Information Technology) and an overweight to Bank of America (Financials), as well as an allocation to Suncor Energy (Energy), which was outside of the benchmark. Not holding S&P 500 Index constituent Amazon (Consumer Discretionary) was a top relative detractor from performance during the period as shares of the company rose during the period. An underweight to Apple (Information Technology) was the other significant relative detractor from performance during the period as shares of Apple rose during the period. We maintained the Fund’s underweight in Apple stock due to what we viewed as a high valuation for relatively moderate growth. Shares of Bank of America fell as coronavirus worries sent U.S. Treasury yields lower. U.S. 30-year Treasury notes fell to a record low, and 10-year

13

Hartford Dividend and Growth HLS Fund

Fund Overview – (continued)

December 31, 2020 (Unaudited)

Treasury notes fell to levels not seen since 2016, narrowing the spread on the bank’s longer-term assets funded with shorter-term liabilities. Broadly speaking, the Energy sector was the worst performing sector as the correction in oil prices was set off by the failed Organization of the Petroleum Exporting Countries Plus supply agreement and was further exacerbated by severe demand reduction due to restrictions on global economic activity. At the end of the period, shares of Suncor were under pressure driven by lower commodity prices and elevated costs and expenses. We eliminated the Fund’s position in the first quarter of 2020 as we preferred large integrated Energy companies.

Top contributors to Fund performance relative to the S&P 500 Index over the period included underweight allocations to Exxon Mobil (Energy) and Wells Fargo (Financials), as well as an overweight to Deere & Co (Industrials). ExxonMobil (Energy) was a top contributor to relative performance during the period, as we exited the position prior to the energy market collapse in March 2020. Not owning shares of Well Fargo contributed to relative performance as the company’s shares fell over the period after the chief financial officer predicted higher loan-loss provisions in addition to a sharp drop in interest income for the year. Deere & Co shares rose during the period as it reported strong earnings results and increased its sales outlook for the year as demand remained resilient despite the uncertainty related to the coronavirus pandemic.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

The market continued its positive trajectory in the fourth quarter of 2020, bolstered by enthusiasm around the positive vaccine announcements. Now that the U.S. Food and Drug Administration (FDA) has approved a number of vaccines, we believe a successful distribution and administration of the vaccine may allow the economy to regain some normalcy by the end of the year. Despite this clear positive, risks remain such as rising geopolitical uncertainty, new waves of the coronavirus, and massive debt. That being said, we believe that many areas of the market were overlooked in 2020. Our framework during these turbulent times has been to seek to avoid balance sheet risk while seeking to identify mispriced opportunities that have the potential to create enormous value on the other side of the pandemic.

At the end of the period, the Fund remained most overweight in the Financials and Energy sectors and most underweight in the Information Technology and Consumer Discretionary sectors, relative to the S&P 500 Index.

In the face of great uncertainty, we remain focused on seeking to invest the Fund’s assets in companies that we believe to have reasonable valuations, with attractive long-term free cash flow generation, solid balance sheets, and resilient fundamentals.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments.

Composition by Sector(1)

as of 12/31/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	8.8%
Consumer Discretionary	6.5
Consumer Staples	5.7
Energy	4.5
Financials	19.2
Health Care	15.3
Industrials	9.5
Information Technology	19.0
Materials	4.0
Real Estate	2.3
Utilities	3.5

Total	98.3%

Short-Term Investments	1.2
Other Assets & Liabilities	0.5

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

14

Hartford Healthcare HLS Fund

Fund Overview

December 31, 2020 (Unaudited)

Inception 05/01/2000 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for Class IB shares differ only to the extent that Class IA shares and Class IB shares do not have the same expenses.

Average Annual Total Returns

for the Periods Ending 12/31/2020

	1 Year	5 Years	10 Years
Class IA	23.10%	12.44%	17.82%
Class IB	22.79%	12.16%	17.52%
S&P Composite 1500 Health Care Index	14.55%	12.12%	16.16%
S&P 500 Index	18.40%	15.22%	13.88%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table and chart do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Total returns for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the reports is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA and Class IB were 0.92% and 1.17%, respectively. Gross and net expenses are the same. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2020.

The Fund is closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

15

Hartford Healthcare HLS Fund

Fund Overview – (continued)

December 31, 2020 (Unaudited)

Jean M. Hynes, CFA*

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Ann C. Gallo

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Robert L. Deresiewicz

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Rebecca D. Sykes

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

* Effective June 30, 2021, Ms. Hynes will no longer serve as a portfolio manager to the Fund. Through June 30, 2021, Ms. Hynes will transition her portfolio management responsibilities to Ms. Sykes.

Manager Discussion and Analysis

How did the Fund perform during the period?

The Class IA shares of Hartford Healthcare HLS Fund returned 23.10% for the twelve-month period ended December 31, 2020, outperforming the Fund’s benchmarks, the S&P Composite 1500 Health Care Index, which returned 14.55% for the same period, and the S&P 500 Index, which returned 18.40% for the same period. For the same period, the Class IA shares of the Fund outperformed the 12.77% average return of the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) healthcare equities underperformed the broader U.S. market and global equity market during the period, as measured by the S&P Composite 1500 Health Care Index, S&P 500 Index, and the MSCI World Index, respectively. Within the S&P Composite 1500 Health Care Index, mid-cap biopharma returned 23%, medical technology returned 22%, healthcare services returned 15%, large-cap biopharma returned 8%, and small-cap biopharma returned 2% for the period.

The Fund outperformed the S&P Composite 1500 Health Care Index over the period primarily because of favorable security selection decisions. Security selection was strongest in mid- and small-cap biopharma. Sector allocation detracted from performance relative to the S&P Composite 1500 Health Care Index. An overweight to small-cap biopharma and the Fund’s cash position detracted from results relative to the S&P Composite 1500 Health Care Index during the period, offsetting positive results from an overweight to mid-cap biopharma and an underweight to large-cap biopharma.

Forty Seven (small-cap biopharma), Momenta Pharmaceuticals (mid-cap biopharma), and Zai Lab (mid-cap biopharma) were the top contributors to performance relative to the S&P Composite 1500 Health Care Index. In March, Forty Seven, a U.S.-based development-stage targeted oncology company, announced an agreement in which Gilead Sciences would acquire Forty Seven for $4.9 billion, a 60% premium to the stock’s February 2020 end-of-month closing price. Shares of Momenta Pharmaceuticals, a U.S.-based biopharmaceutical company focused on developing drugs and biosimilars for cancer and autoimmune diseases,

rose sharply in August after the company announced it had been acquired by Johnson & Johnson for approximately $6.5 billion in cash, which is approximately a 70% premium over the stock’s prior closing price. Subsequently, we eliminated both positions (Forty Seven and Momenta Pharmaceuticals) in the Fund during the period after the respective announcements. Zai Lab, a Chinese biopharma focused on treatments for cancer, autoimmune, and infectious diseases traded higher following the March 2020 drawdown due to strong demand for the company’s products. More recently, the stock was up after the company’s partner, Macrogenics, announced U.S. Food & Drug Administration (FDA) approval of its drug for patients with pretreated metastatic HER2-positive breast cancer. Top absolute contributors relative to the S&P Composite 1500 Health Care Index during the period included Forty Seven, UnitedHealth Group, and Thermo Fisher Scientific.

Boston Scientific (medical technology), Tricida (small-cap biopharma), and not owning AbbVie (large-cap biopharma) detracted most from results relative to the S&P Composite 1500 Health Care Index over the period. Boston Scientific, a U.S.-based medical device company, was one of the first large healthcare companies to forecast a negative sales impact to Chinese operations from the coronavirus pandemic. While coronavirus spread throughout Europe and the U.S., shares slid further as investors anticipated additional business disruption. Towards the end of the period, the company reported that its Scope II trial missed the primary endpoint and that it has initiated a global, voluntary recall of all unused inventory of the LOTUS Edge Aortic Valve System due to complexities associated with the product delivery system. Shares of Tricida, a clinical-stage biopharma company that is focused on treatment of metabolic acidosis, declined during the period after the FDA issued a Complete Response Letter (CRL) to the company regarding its New Drug Application for veverimer, a treatment for metabolic acidosis in patients with chronic kidney disease. Based on more recent discussions with the FDA, the additional clinical data required is more robust than previously anticipated, creating a more challenging path forward for the company. We eliminated the Fund’s position during the period. Not owning strong-performing AbbVie detracted from performance relative to the S&P Composite 1500 Health Care Index. The company reported

16

Hartford Healthcare HLS Fund

Fund Overview – (continued)

December 31, 2020 (Unaudited)

better-than-expected first- and third-quarter earnings results and maintained full year guidance, driven by sales of top arthritis drug Humira. Boston Scientific, Anthem, and Medtronic were top detractors from absolute performance during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

We expect the human and economic impact of the coronavirus pandemic to remain challenging but remain optimistic about the rollout of effective vaccines underway. Essential workers and certain high-risk parts of the population have been prioritized to receive initial doses of the vaccine. We are closely monitoring the emergence of novel variants of the SARS-CoV-2 virus, which started in the United Kingdom and South Africa and has now spread globally. Based on available data and the design of the vaccines, we expect the vaccines targeting the viral spike protein may offer protection against the novel variants.

Beyond vaccine development, the coronavirus crisis highlighted the need for more significant testing infrastructure in developed and emerging markets, which we believe may continue to drive demand within the diagnostics industry. Furthermore, we anticipate medical device trends and hospital utilization to recover gradually, as many medical procedures cannot be deferred indefinitely, and we believe that vaccine availability should likely continue to restore patient confidence in accessing the system.

The biopharmaceutical industry has come together in response to this pandemic by spending Research & Development (R&D) dollars to develop treatments and vaccines for coronavirus, while seeking minimal profits. We expect the financial benefit of successful treatments to be minimal and short-term for the companies developing them, yet we anticipate the goodwill will create a halo-effect for the industry. Additionally, President-elect Joe Biden will take office in January 2021 and we believe he is likely to govern as a centrist. This would be a favorable outcome, as it would likely be supportive of more moderate healthcare policies in our view. This scenario increases the likelihood of manageable drug price legislation sometime in 2021 or 2022, which could remove the five-year overhang on the industry.

In selecting stocks for the Fund, we seek companies that develop innovative products designed to address important unmet medical needs. Over the long term, we expect the tailwinds of innovation, an aging population, and the globalization of demand for cutting-edge Western-style medicines are likely to continue to drive growth of the sector.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Risks of focusing investments on the healthcare related sector include regulatory and legal developments, patent considerations, intense competitive pressures, rapid technological changes, potential product obsolescence, and liquidity risk. •Small- and mid-cap securities can have greater risks and volatility than large-cap securities. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets.

Composition by Subsector(1)

as of 12/31/2020

Subsector	Percentage of Net Assets
Equity Securities
Biotechnology	21.2%
Diversified Telecommunication Services	0.3
Electronic Equipment, Instruments & Components	0.1
Health Care Equipment & Supplies	23.9
Health Care Providers & Services	17.2
Life Sciences Tools & Services	10.7
Pharmaceuticals	23.9

Total	97.3%

Short-Term Investments	2.5
Other Assets & Liabilities	0.2

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These subsector classifications are used for financial reporting purposes.

17

Hartford International Opportunities HLS Fund

Fund Overview

December 31, 2020 (Unaudited)

Inception 07/02/1990 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for Class IB shares differ only to the extent that Class IA shares and Class IB shares do not have the same expenses.

Average Annual Total Returns

for the Periods Ending 12/31/2020

	1 Year	5 Years	10 Years
Class IA	20.45%	9.43%	6.80%
Class IB	20.09%	9.14%	6.53%
MSCI ACWI ex USA Index (Net)	10.65%	8.93%	4.92%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table and chart do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Total returns for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the reports is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA and Class IB were 0.74% and 0.99%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2020.

The Fund is closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

18

Hartford International Opportunities HLS Fund

Fund Overview – (continued)

December 31, 2020 (Unaudited)

Nicolas M. Choumenkovitch

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Tara C. Stilwell, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion and Analysis

How did the Fund perform during the period?

The Class IA of the Hartford International Opportunities HLS Fund returned 20.45% for the twelve-month period ended December 31, 2020, outperforming the Fund’s benchmark, the MSCI ACWI ex USA Index (Net), which returned 10.65% for the same period. For the same period, Class IA shares of the Fund outperformed the 14.42% average return of the Lipper International Large-Cap Growth Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

For the twelve-month period ended December 31, 2020, international equities rose 10.65%, as measured by the MSCI ACWI ex USA Index (Net). In the first-quarter of 2020, international equities ended sharply lower. The coronavirus spread rapidly across the globe, causing unprecedented disruption to financial markets and economies and overshadowing optimism about a phase-one trade deal between the United States (U.S.) and China. The World Health Organization (WHO) declared the coronavirus outbreak a pandemic. Market volatility remained extremely high, and liquidity plunged to record lows. In response, the U.S. government unleashed a massive fiscal stimulus plan to stem economic damage. The European Union (EU) suspended budget and borrowing rules to give governments more fiscal flexibility to deal with the crisis. The price of oil plunged to its lowest level since 2002.

International equity markets surged during the second quarter of 2020. Markets were fueled by optimism about successful early-stage trials for a potential coronavirus vaccine, ongoing fiscal and monetary stimulus, and signs that global economic activity was improving. As new infections declined in most countries, governments shifted their focus toward gradually lifting lockdown restrictions and supporting the recovery of their economies. The European Commission announced a proposal for a €750 billion (US$912 billion) recovery fund to provide grants and loans to Eurozone economies that had been devastated by the coronavirus pandemic. After plummeting to historic lows in April 2020 amid a pandemic-induced collapse in demand, oil rebounded later in the quarter as the global economy began to recover.

International equities rose in the third quarter of 2020. Markets were bolstered by the impact of the massive fiscal and monetary stimulus from governments and central banks, further signs of a recovery in global economic growth, and the potential for coronavirus vaccines in the near future. However, the recovery was threatened by the pandemic as the worldwide death toll and infections increased. The EU reached an agreement on a €750 billion recovery fund to aid countries in the region that had been most severely impacted by the pandemic. The U.S. dealt with political uncertainty ahead of the 2020 presidential election and a lack of additional fiscal stimulus. Negotiations surrounding the United Kingdom’s (U.K.’s) exit from the EU (also known as Brexit) deteriorated after a controversial bill that could override elements of the Brexit Withdrawal Agreement passed its first parliamentary hurdle in the U.K. House of Commons.

In the fourth quarter of 2020, international equities rose for the third straight quarter. Markets rebounded sharply after two coronavirus vaccines demonstrated high efficacy rates in Phase 3 trials, fueling optimism that the pandemic could be alleviated in the near term. Despite this favorable development, the logistical challenges of distributing and administering the vaccines had been significant, and high coronavirus case counts threatened to undermine the global economic recovery. In the U.S., infections hit record highs, while the government agreed on a pandemic relief plan that will extend many of the Coronavirus Aid, Relief, and Economic Security (CARES) Act support measures. The European Central Bank (ECB) expanded its massive monetary stimulus program by €500 billion, as new lockdown measures weighed on the Eurozone’s economic recovery. The U.K. and the EU agreed to a trade deal, setting the terms for a post-Brexit future, and ending four years of political negotiations since the U.K.’s 2016 referendum on EU membership.

During the period, U.S. equities outperformed non-U.S. equities, as measured by the S&P 500 Index and MSCI EAFE Index, respectively, and developed market equities underperformed their emerging market counterparts, as measured by the MSCI World Index and MSCI Emerging Markets Index, respectively. Within the MSCI ACWI ex USA Index (Net), eight of the eleven sectors posted positive returns during the period; the Information Technology (46%), Consumer Discretionary (23%), and Materials (22%) sectors posted the largest gains.

Security selection effects drove the Fund’s outperformance relative to the MSCI ACWI ex USA Index (Net) during the period. Selection was strongest within the Communication Services, Information Technology, and Healthcare sectors. This was partially offset by weaker selection within the Energy sector. Sector allocation, a result of our bottom-up security selection process, also contributed positively to relative performance during the period. Relative underweights to the Energy and Financials sectors benefited results while overweights to the Healthcare and Real Estate sectors detracted from performance. On a regional basis, security selection was strongest within emerging markets and the U.K.

Tencent Holdings (Communication Services), China Tourism Group (Consumer Discretionary), and Zalando (Consumer Discretionary) were among the top contributors to relative performance during the period. Tencent is a Chinese multinational technology and internet conglomerate. Shares reached all-time highs during the period, as the company saw a surge in gaming activity with consumers staying home during coronavirus lockdowns. Revenue for the third quarter of 2020 rose 29% year over year. Shares of China Tourism Group, a Chinese travel and tourism service provider, increased over the period. Despite

19

Hartford International Opportunities HLS Fund

Fund Overview – (continued)

December 31, 2020 (Unaudited)

declining sales amid coronavirus-related travel restrictions in the first half of 2020, the company reported signs of rapid recovery in the latter half of the year. China’s Golden Week holiday also supported sales in China, as shoppers spent more in their home country rather than traveling overseas. The stock price for Zalando, a European e-commerce company offering fashion and lifestyle products, ended the period higher. The company reported strong revenue growth in the second and third quarters of 2020, as lockdowns sparked an increased interest in digital shopping.

Top detractors from Fund performance relative to the MSCI ACWI ex USA Index (Net) during the period included AerCap (Industrials), Ovintiv (Energy), and Airbus (Industrials). Shares of the Irish aircraft leasing company AerCap fell over the period. In the first quarter of 2020, AerCap announced its intention to draw down on its $6.6 billion credit line to shore up capital and prevent shortfalls amid coronavirus pandemic concerns. The decline in the demand for air travel due to coronavirus has put pressure on AerCap’s leasing operations. With these challenges in mind, we eliminated the Fund’s position in favor of opportunities with more favorable risk/reward profiles in our view. Ovintiv stock fell after the American exploration and production company took drastic action to reduce second quarter costs amid falling oil prices. We eliminated the Fund’s position during the period and redeployed capital into opportunities with more favorable risk/reward in our view. Shares of the European aerospace corporation Airbus fell over the period as the company’s aircraft deliveries have continued to be impacted during the coronavirus pandemic. The company also announced plans for further furloughs and the possibility of shortening work time, among other considerations to reduce layoffs. As of the end of the period, the Fund continued to hold the stock.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

Markets continued to recover over the fourth quarter of 2020 as the global economy has continued to gradually emerge from lockdown. However, sporadic lockdowns and regional regressions have driven persistent volatility. Across markets, the recovery broadened out as more cyclicals and interest-rate sensitive companies participated in the rally over the quarter. As of the end of the period, we continued to trim companies that have outperformed this year and rotate capital into companies in sectors that have lagged where we see better fundamentals going forward.

We continue to track the spread and evolution of the coronavirus as well as the global economic recovery – particularly fiscal and monetary stimulus and shifts in consumption behavior. We are mindful that equity market valuations, especially for high-growth business models, have risen this year. Amid this valuation landscape and the heightened uncertainty associated with the pandemic, we are finding what we view as compelling opportunities in companies that have improved their competitive advantages during the lockdown, are geared to the reopening of economies, or have pricing power, making them well positioned in our view to benefit from supply-demand imbalance across end markets. We continue to be focused on companies where we believe the market does not fully appreciate the impact of these factors on future returns on capital.

At the end of the period, the Fund’s largest overweights were in the Information Technology and Industrials sectors relative to the MSCI ACWI ex USA Index (Net). The Fund was most underweight to the Consumer Staples and Financials sectors. From a regional perspective, the Fund’s largest overweight was Developed Europe and the Middle East ex U.K. and the Fund was most underweight to emerging markets.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. •Mid-cap securities can have greater risks and volatility than large-cap securities. •The Fund’s focus on investments in particular sectors, geographic regions or countries may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of 12/31/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	4.7%
Consumer Discretionary	14.7
Consumer Staples	5.9
Energy	2.6
Financials	15.2
Health Care	10.6
Industrials	14.7
Information Technology	18.4
Materials	5.6
Real Estate	2.8
Utilities	3.3

Total	98.5%

Short-Term Investments	1.0
Other Assets & Liabilities	0.5

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

20

Hartford MidCap HLS Fund

Fund Overview

December 31, 2020 (Unaudited)

Inception 07/14/1997 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for Class IB shares differ only to the extent that Class IA shares and Class IB shares do not have the same expenses.

Average Annual Total Returns

for the Periods Ending 12/31/2020

	1 Year	5 Years	10 Years
Class IA	25.10%	16.48%	14.07%
Class IB	24.80%	16.19%	13.79%
S&P MidCap 400 Index	13.66%	12.35%	11.51%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table and chart do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Total returns for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the reports is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA and Class IB were 0.70% and 0.95%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2020.

The Fund is closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

21

Hartford MidCap HLS Fund

Fund Overview – (continued)

December 31, 2020 (Unaudited)

Philip W. Ruedi, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mark A. Whitaker, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion and Analysis

How did the Fund perform during the period?

The Class IA shares of Hartford MidCap HLS Fund returned 25.10% for the twelve-month period ended December 31, 2020, outperforming the Fund’s benchmark, the S&P MidCap 400 Index, which returned 13.66% for the same period. For the same period, the Class IA shares of the Fund underperformed the 40.09% average return of the Lipper Mid-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ended December 31, 2020. U.S. equities ended the first quarter of 2020 sharply lower after achieving record highs in February 2020, as the coronavirus spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. U.S. equities ended the second quarter of 2020 higher after an extraordinary rally drove U.S. equities to their largest quarterly gain since the fourth quarter of 1998. The unprecedented scale of the fiscal and monetary stimulus implemented by Congress and the U.S. Federal Reserve (Fed) in response to the pandemic was the most influential driver of the market’s rebound in the second quarter of 2020.

In the third quarter of 2020, U.S. equities extended their strong rally, with markets bolstered by substantial monetary support from the Fed, a broadening U.S. economic recovery, better-than-expected corporate earnings, and promising trials for coronavirus vaccines. The U.S. economy gradually recovered during the third quarter of 2020; however, the path to a sustainable economic recovery was clouded by concerns about a resurgence in coronavirus infections in many areas of the country, an undetermined timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty about additional fiscal stimulus.

During the fourth quarter of 2020, U.S. equities rallied, bolstered by better-than-expected third-quarter 2020 earnings, economic resilience, substantial monetary support from the Fed, and optimism that vaccines will support a broad reopening of the U.S. economy in 2021. A sharp escalation in coronavirus infections across the country and renewed restrictions to curb the spread of the coronavirus were overshadowed by highly encouraging vaccine developments. Joe Biden was elected president, removing a key element of uncertainty for the market.

Returns during the period varied by market cap. Small-cap equities, as measured by the Russell 2000 Index, outperformed mid-cap and large-cap equities, as measured by the S&P MidCap 400 Index and S&P 500 Index, respectively. Seven of the eleven sectors within the S&P MidCap 400 Index posted positive returns led by the Information Technology (+36%), Consumer Discretionary (+31%), and Healthcare (+30%)

sectors. The Energy (-38%), Utilities (-14%), and Real Estate (-12%) sectors were the worst performers for the period.

Both allocation and security selection effects contributed positively to the Fund’s performance relative to the S&P MidCap 400 Index during the period. Sector allocation, a result of the bottom-up security selection process, contributed positively to relative returns over the period. An overweight to the Information Technology sector contributed positively to relative returns, as did an underweight to the Real Estate sector. An underweight to the Consumer Discretionary sector and an overweight to the Communication Services sector relative to the S&P MidCap 400 Index partially offset results during the period. From a security selection standpoint, positive results were driven by strong selection in the Industrials, Communication Services, and Consumer Discretionary sectors. This was partially offset by weaker selection in the Information Technology, Healthcare, and Energy sectors.

Top contributors to the Fund’s performance relative to S&P MidCap 400 Index during the period included II-VI (Information Technology), Etsy (Consumer Discretionary), and Wayfair (Consumer Discretionary). The share price of II-VI, an engineered materials and optoelectronics component manufacturer, rose during the year. The company has benefited from the increased focus on the growth in electric vehicles (EVs). The company re-ramped their Silicon Carbide product, an important component of EVs and a market in which they have 40% share. As of the end of the period, we continued to hold the position within the Fund. Shares of Etsy rose throughout the year after the handmade crafts e-commerce platform became a leading supplier of homemade cloth masks. The company has seen a spike in customer acquisitions resulting in increased brand awareness and opportunities for customer retention. As of the end of the period, we continued to hold the position within the Fund. Shares of Wayfair, an online furniture retailer, rose over the year as consumer spending shifted to online retail, coupled with an increase on home product spending given the global stay-at-home orders. We eliminated the position from the Fund during the period.

Top detractors from relative performance during the period included Reata Pharmaceuticals (Healthcare), Enphase Energy (Information Technology), and SolarEdge Technology (Information Technology). Shares of Reata Pharmaceuticals fell over the period after the company announced that its filling of a U.S. marketing application for omaveloxolone, a treatment for Friedreich’s ataxia, would be delayed indefinitely if the U.S. Food & Drug Administration (FDA) required a second pivotal study. As of the end of the period, we continued to hold the position within the Fund. Enphase Energy, a global energy management technology company, rose over the year after management offered near-term revenue guidance that was ahead of expectations in the fourth quarter of 2020. In December 2020, S&P Global announced Enphase will be added to the S&P 500 Index,

22

Hartford MidCap HLS Fund

Fund Overview – (continued)

December 31, 2020 (Unaudited)

replacing Tiffany & Co, effective January 7, 2021. As of the end of the period, the Fund did not hold a position in the stock. Shares of SolarEdge Technology rose over the year after the company consistently outperformed quarterly earnings expectations. As of the end of the period, the Fund did not hold a position in the stock.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

Based on our bottom-up, company specific research and stock selection, as of the end of the period, the Fund was most overweight to the Information Technology, Healthcare, and Communication Services sectors and most underweight to the Financials, Consumer Discretionary, and Materials sectors.

Given the performance dispersion between growth and value equities in 2020, we have continued to focus on a potential shift in market leadership to more cyclical businesses. Moving forward, we continue to examine what the world may look like during a post-coronavirus economic recovery and the trends that may result.

Broadly speaking, our focus remains on seeking to find market leading companies that are poised for success over the long term.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Mid-cap securities can have greater risks and volatility than large-cap securities. •The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of 12/31/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	3.2%
Consumer Discretionary	10.1
Consumer Staples	2.1
Energy	0.1
Financials	10.5
Health Care	19.5
Industrials	15.5
Information Technology	28.6
Materials	1.9
Real Estate	5.7
Utilities	2.2

Total	99.4%

Short-Term Investments	1.0
Other Assets & Liabilities	(0.4)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

23

Hartford Small Cap Growth HLS Fund

Fund Overview

December 31, 2020 (Unaudited)

Inception 05/02/1994 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for Class IB shares differ only to the extent that Class IA shares and Class IB shares do not have the same expenses.

Average Annual Total Returns

for the Periods Ending 12/31/2020

	1 Year	5 Years	10 Years
Class IA	33.20%	16.60%	14.62%
Class IB	32.89%	16.31%	14.33%
Russell 2000 Growth Index	34.63%	16.36%	13.48%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table and chart do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Total returns for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the reports is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA and Class IB were 0.66% and 0.91%, respectively. Gross and net expenses are the same. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2020.

The Fund is closed to new investors, subject to certain exceptions. For more information, please see the Fund’s statutory prospectus.

24

Hartford Small Cap Growth HLS Fund

Fund Overview – (continued)

December 31, 2020 (Unaudited)

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

David A. Siegle, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

Douglas W. McLane, CFA

Senior Managing Director and Equity Research Analyst

Wellington Management Company LLP

Manager Discussion and Analysis

How did the Fund perform during the period?

The Class IA shares of Hartford Small Cap Growth HLS Fund returned 33.20% for the twelve-month period ended December 31, 2020, underperforming its benchmark, the Russell 2000 Growth Index, which returned 34.63%. For the same period, the Class IA shares of the Fund also underperformed the 36.91% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending December 31, 2020. U.S. equities ended the first quarter of 2020 sharply lower after achieving record highs in February 2020, as the coronavirus spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. Many states adopted extraordinary measures to fight the contagion, while companies shuttered stores and production, withdrew earnings guidance, and drew down credit lines at a record pace as borrowing costs soared. Volatility surged to extreme levels, and the S&P 500 Index suffered its fastest-ever decline into a bear market.

U.S. equities ended the second quarter of 2020 higher after an extraordinary rally drove U.S. equities to their largest quarterly gain since the fourth quarter of 1998. The unprecedented scale of the fiscal and monetary stimulus implemented by Congress and the U.S. Federal Reserve (Fed) in response to the pandemic was the most influential driver of the market’s rebound in the second quarter of 2020. Risk sentiment eased at the end of the second-quarter on concerns about a sharp rise in infections in some southern and western states, the rapid speed of the market’s rebound, and cautious economic-outlook comments from the Fed.

In the third-quarter of 2020, U.S. equities extended their strong rally, with markets bolstered by substantial monetary support from the Fed, a broadening U.S. economic recovery, better-than-expected corporate earnings, and promising trials for coronavirus vaccines. The U.S. economy gradually recovered during the third quarter; however, the path to a sustainable economic recovery was clouded by concerns about a resurgence in coronavirus infections in many areas of the country, an undetermined timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty about additional fiscal stimulus. In September, the S&P 500 Index declined for the first time in five months. The Fed signaled its expectation to hold interest rates near zero until inflation is on track to moderately exceed 2%.

During the fourth-quarter of 2020, U.S. equities rallied, bolstered by better-than-expected third quarter 2020 earnings, economic resilience, substantial monetary support from the Fed, and optimism that vaccines would support a broad reopening of the U.S. economy in 2021. A sharp escalation in coronavirus infections across the country and renewed restrictions to curb the spread of the coronavirus were overshadowed by highly encouraging vaccine developments. In December 2020, the government unveiled a long-awaited fifth stimulus package, worth approximately $900 billion, and the Fed committed to purchasing at least $120 billion of U.S. government debt per month. Joe Biden was elected president, removing a key element of uncertainty for the market. Third-quarter 2020 earnings results for companies in the S&P 500 Index were significantly better than expected.

Returns varied by market-capitalization during the period, as large-cap equities, as measured by the S&P 500 Index, underperformed small-cap equities, as measured by the Russell 2000 Index, but outperformed mid-cap equities, as measured by the S&P MidCap 400 Index. Ten of the eleven sectors in the Russell 2000 Growth Index had positive returns during the period. The Healthcare (+49%), Information Technology (+45%), and Industrials (+36%) sectors rose the most during the period, while the Energy (-33%) sector was the only negative sector.

Security selection was the primary detractor from the Fund’s performance relative to the Russell 2000 Growth Index. Selection was weakest within the Industrials, Financials, and Real Estate sectors, but was partially offset by stronger selection within the Consumer Staples, Communication Services, and Information Technology sectors, which contributed positively to relative performance. Sector allocation, which is a result of our bottom-up security selection process, added to relative performance driven by the Fund’s lack of exposure to the Utilities sector, an underweight to the Real Estate sector, and an overweight to the Industrials sector. An overweight to the Consumer Discretionary sector and an underweight to the Healthcare sector detracted from relative performance.

The top detractors from the Fund’s performance relative to the Russell 2000 Growth Index were an underweight to Plug Power (Industrials), an out-of-benchmark position in Caleres (Consumer Discretionary), and not owning benchmark constituent Quidel (Healthcare). Plug Power is an alternative energy provider. Shares of the company rose over the period in response to the company announcing they will be expanding their hydrogen and fuel cell solutions for Walmart’s eCommerce applications.

25

Hartford Small Cap Growth HLS Fund

Fund Overview – (continued)

December 31, 2020 (Unaudited)

In addition, Plug Power raised approximately $1 billion to execute and accelerate the first nation-wide green hydrogen network. Shares of Caleres, a footwear apparel company, fell during the period. Shares fell sharply in the first quarter of 2020 as a slowdown in retail demand throughout the U.S. in response to the coronavirus pandemic weighed on the stock price. Share prices partially recovered towards the end of the period. The company announced fiscal third quarter revenues and profits that beat expectations. We eliminated the Fund’s position in the stock during the period. Shares of Quidel rose following the U.S. Food & Drug Administration’s (FDA’s) authorization for the company’s rapid-result coronavirus tests.

Among the top contributors to relative performance during the period were an overweight position in Five9 (Information Technology), an overweight position in MyoKardia (Healthcare), and an overweight position in Cardlytics (Communication Services). Shares of Five9, a provider of cloud-based software for contact centers, ended the period higher. The stay-at-home economy as a result of the coronavirus pandemic benefited the stock price. MyoKardia shares rose during the period. The company announced in October 2020 that Bristol Myers Squibb will acquire the pharmaceutical firm for $13.1 billion. The acquisition was successfully completed in November 2020. Shares of Cardlytics, a purchase-intelligence technology company, ended the period higher. The company reported third-quarter results that beat revenue and earnings per share (EPS) consensus estimates, with declines that were not as bad as expected. Financial institution monthly active users grew 26%. Several sell-side analysts subsequently raised their price targets, pushing shares higher during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

We are keeping an eye on the Georgia runoff elections for the Senate, waiting to see whether control of the Senate will flip to the Democrats. Depending on the outcome, we will consider various policy implications from that event, including if there is alignment of majorities for both legislative houses and the presidency.

It is encouraging that vaccinations have begun even if the pace of the initial rollout has been disappointing relative to earlier expectations. Despite worries about different strains, we remain optimistic so far about the potential for putting the pandemic behind us this year. Given the efficacy of the various vaccines, we are mindful that there still may be some lasting lifestyle changes. Despite that, we expect unemployment rates to come down in 2021 as a recovery takes hold, especially in some of the hardest-hit industries.

We remain cautious and mindful of pockets of extreme speculation and valuations that are hard to justify. On the positive side, we believe the combination of a high savings rate, stimulus payments, and rehiring more recently implies a very healthy consumer when the economic recovery takes shape.

As always, we continue to focus on the long term. While we did make some changes to the portfolio holdings in the Fund during the period, we continue to be incremental and mindful of the impact of volatility.

At the end of the period, the Fund’s largest overweights were to the Financials, Consumer Discretionary, and Consumer Staples sectors,

while the Fund’s largest underweights were to the Utilities, Healthcare, and Communication Services sectors, relative to the Russell 2000 Growth Index.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Small-cap securities can have greater risks and volatility than large-cap securities. •Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. •The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of 12/31/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.8%
Consumer Discretionary	14.0
Consumer Staples	3.6
Financials	5.4
Health Care	33.5
Industrials	14.3
Information Technology	21.7
Materials	2.1
Real Estate	3.1

Total	99.5%

Short-Term Investments	0.8
Other Assets & Liabilities	(0.3)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

26

Hartford Small Company HLS Fund

Fund Overview

December 31, 2020 (Unaudited)

Inception 08/09/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for Class IB shares differ only to the extent that Class IA shares and Class IB shares do not have the same expenses.

Average Annual Total Returns

for the Periods Ending 12/31/2020

	1 Year	5 Years	10 Years
Class IA	55.52%	21.35%	15.35%
Class IB	55.03%	21.04%	15.06%
Russell 2000 Growth Index	34.63%	16.36%	13.48%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table and chart do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Total returns for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the reports is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA and Class IB were 0.79% and 1.04%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2020.

The Fund is closed to new investors, subject to certain exceptions. For more information, please see the Fund’s statutory prospectus.

27

Hartford Small Company HLS Fund

Fund Overview – (continued)

December 31, 2020 (Unaudited)

Steven C. Angeli, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

John V. Schneider, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

Ranjit Ramachandran, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

Manager Discussion and Analysis

How did the Fund perform during the period?

The Class IA shares of Hartford Small Company HLS Fund returned 55.52% for the twelve-month period ended December 31, 2020, outperforming the Fund’s benchmark, the Russell 2000 Growth Index which returned 34.63% for the same period. For the same period, the Class IA shares of the Fund also outperformed the 36.91% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending December 31, 2020. During the first quarter of 2020, U.S. equities fell sharply after achieving record highs in February 2020, as the coronavirus spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. During the second quarter of 2020, U.S. equities rallied to their largest quarterly gain since the fourth quarter of 1998. The unprecedented scale of the fiscal and monetary stimulus implemented by Congress and the U.S. Federal Reserve (Fed) in response to the pandemic was the most influential driver of the market’s rebound in the second quarter of 2020.

In the third quarter of 2020, U.S. equities extended their strong rally, with markets bolstered by substantial monetary support from the Fed, a broadening U.S. economic recovery, better-than-expected corporate earnings, and promising trials for coronavirus vaccines. The U.S. economy gradually recovered during the third quarter; however, the path to a sustainable economic recovery was clouded by concerns about a resurgence in coronavirus infections in many areas of the country, an undetermined timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty about additional fiscal stimulus.

During the fourth quarter of 2020, U.S. equities rallied, bolstered by better-than-expected third-quarter 2020 earnings, economic resilience, substantial monetary support from the Fed, and optimism that vaccines would support a broad reopening of the U.S. economy in 2021. A sharp escalation in coronavirus infections across the country and renewed restrictions to curb the spread of the coronavirus were overshadowed by highly encouraging vaccine developments. Joe Biden was elected president, removing a key element of uncertainty for the market.

Returns during the period varied by market capitalization. Small-cap equities, as measured by the Russell 2000 Index, outperformed mid-cap and large-cap equities, as measured by the S&P MidCap 400 Index and S&P 500 Index, respectively. Ten of the eleven sectors within the Russell 2000 Growth Index posted positive returns during the period, with the Healthcare (+49%), Information Technology (+45%), and Industrials (+36%) sectors leading the way. The Energy sector was the lone negative sector during the period, returning -33%.

Stock selection was the main driver of the Fund’s outperformance relative to the Russell 2000 Growth Index, primarily due to selection within the Healthcare, Information Technology, and Communication Services sectors. This was partially offset by weaker selection in the Materials and Industrials sectors, which detracted from performance. Sector allocation, which is the result of bottom-up stock selection, also contributed positively to relative returns, primarily due to positioning in the Industrials sector. This was partially offset by an overweight allocation to the Financials sector, which detracted from performance.

Top contributors to relative performance during the period included Livongo Health (Healthcare), Chegg (Consumer Discretionary), and DraftKings (Consumer Discretionary). The share price of Livongo Health rose after management announced a merger agreement with Teledoc Health, which has positioned the company as a leader in comprehensive virtual care during a time of unprecedented demand. We exited the Fund’s position during the period as the combined entity’s market-cap had exited the small-cap territory. The share price of Chegg rose over the period after reporting strong results that surpassed expectations. The online textbook rental and learning services company saw a sharp increase in subscriptions over the year as institutions moved to online learning in response to the coronavirus pandemic. As of the end of the period, we continued to hold an overweight position in the company in the Fund. The share price of DraftKings, an online entertainment service including e-casino games, rose sharply in the period after shares began trading in April 2020. Sentiment was strong during the period as the online sports betting industry is set to overcome key regulatory hurdles in 2021.

Top detractors from performance relative to the Russell 2000 Growth Index during the period included Curtiss-Wright (Industrials), Plug Power (Industrials), and Marriott Vacations (Consumer Discretionary). Shares of Curtiss-Wright fell as the impact from the coronavirus pandemic reduced the company’s visibility, despite releasing a solid set of results. The market’s de-rating on commercial aerospace and defense budget concerns remained challenging through the period. We increased the Fund’s position at attractive valuations and remain overweight as of the end of the period. Shares of Plug Power, an alternative energy technology provider, rose over the period after the company announced

28

Hartford Small Company HLS Fund

Fund Overview – (continued)

December 31, 2020 (Unaudited)

it will be expanding its hydrogen and fuel cell solutions for Walmart’s eCommerce applications. In addition, Plug Power raised approximately $1 billion to execute and accelerate the first nation-wide green hydrogen network. We initiated a position in the Fund late in the period but were underweight for most of 2020. Shares of Marriott Vacations fell early in the year after management reported fourth quarter 2019 revenue that was below expectations and meaningfully reduced full-year guidance as the pandemic’s global spread meaningfully weighed on hotel, leisure, and travel companies due to a sharp decrease in demand for their services. We exited the Fund’s position to fund better opportunities.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

As of the end of the period, we are seeking to maintain a good degree of balance, and not be overly reliant on any one scenario to play out. As the recovery continues to take shape, we have incrementally increased the Fund’s exposure to more cyclically-exposed companies that we believe stand to benefit as the economy re-opens.

At the end of the period, the Fund’s largest overweights were to the Consumer Discretionary, Financials, and Information Technology sectors, while the Fund’s largest underweights were to the Healthcare, Consumer Staples, and Real Estate sectors, relative to the Russell 2000 Growth Index.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Small-cap securities can have greater risks and volatility than large-cap securities. •Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. •The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of 12/31/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	2.8%
Consumer Discretionary	17.9
Consumer Staples	0.8
Financials	6.3
Health Care	29.5
Industrials	13.7
Information Technology	24.4
Materials	1.0
Real Estate	1.8

Total	98.2%

Short-Term Investments	2.6
Other Assets & Liabilities	(0.8)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

29

Hartford Stock HLS Fund

Fund Overview

December 31, 2020 (Unaudited)

Inception 08/31/1977 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for Class IB shares differ only to the extent that Class IA shares and Class IB shares do not have the same expenses.

Average Annual Total Returns

for the Periods Ending 12/31/2020

	1 Year	5 Years	10 Years
Class IA	12.08%	13.58%	12.46%
Class IB	11.79%	13.30%	12.18%
Russell 1000 Index	20.96%	15.60%	14.01%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table and chart do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Total returns for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the reports is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA and Class IB were 0.51% and 0.76%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2020.

The Fund is closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

30

Hartford Stock HLS Fund

Fund Overview – (continued)

December 31, 2020 (Unaudited)

Donald J. Kilbride

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Peter C. Fisher

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion and Analysis

How did the Fund perform during the period?

The Class IA shares of Hartford Stock HLS Fund returned 12.08% for the twelve-month period ended December 31, 2020, underperforming the Fund’s benchmark, the Russell 1000 Index, which returned 20.96% for the same period. For the same period, the Class IA shares of the Fund also underperformed the 17.29% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ended December 31, 2020. U.S. equities ended the first quarter of 2020 sharply lower after achieving record highs in February 2020, as the coronavirus spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. Many states adopted extraordinary measures to fight the contagion, while companies shuttered stores and production, withdrew earnings guidance, and drew down credit lines at a record pace as borrowing costs soared. Volatility surged to extreme levels, and the S&P 500 Index suffered its fastest-ever decline into a bear market.

U.S. equities ended the second quarter of 2020 higher after an extraordinary rally drove U.S. equities to their largest quarterly gain since the fourth quarter of 1998. The unprecedented scale of the fiscal and monetary stimulus implemented by Congress and the U.S. Federal Reserve (Fed) in response to the pandemic was the most influential driver of the market’s rebound in the second quarter of 2020. Risk sentiment eased at the end of the second quarter on concerns about a sharp rise in infections in some southern and western states, the rapid speed of the market’s rebound, and cautious comments from the Fed regarding the economic outlook.

In the third quarter of 2020, U.S. equities extended their strong rally, with markets bolstered by substantial monetary support from the Fed, a broadening U.S. economic recovery, better-than-expected corporate earnings, and promising trials for coronavirus vaccines. The U.S. economy gradually recovered during the third quarter; however, the path to a sustainable economic recovery was clouded by concerns about a resurgence in coronavirus infections in many areas of the country, an undetermined timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty about additional fiscal stimulus. In September, the S&P 500 Index declined for the first time in five months. The Fed signaled its expectation to hold interest rates near zero until inflation is on track to moderately exceed 2%.

During the fourth quarter of 2020, U.S. equities rallied, bolstered by better-than-expected third quarter earnings, economic resilience,

substantial monetary support from the Fed, and optimism that vaccines would support a broad reopening of the U.S. economy in 2021. A sharp escalation in coronavirus infections across the country and renewed restrictions to curb the spread of the virus were overshadowed by highly encouraging vaccine developments. In December 2020, the government unveiled a long-awaited fifth stimulus package, worth approximately $900 billion, and the Fed committed to purchasing at least $120 billion of U.S. government debt per month. Joe Biden was elected president, removing a key element of uncertainty for the market. Third-quarter earnings results for companies in the S&P 500 Index were significantly better than expected.

Returns varied by market capitalization during the period, as small-cap equities, as measured by the Russell 2000 Index, outperformed both large- and mid-cap equities, as measured by the S&P 500 Index and S&P MidCap 400 Index, respectively. During the twelve-month period, eight of the eleven sectors within the Russell 1000 Index rose, led by the Consumer Discretionary (+48%) and Information Technology (+47%) sectors. Conversely, the Energy (-33%), Real Estate (-5%), and Financials (-2%) sectors lagged.

The Fund’s underperformance versus the Russell 1000 Index was primarily driven by sector allocation, a residual of the bottom-up stock selection process, due primarily to an underweight allocation to the Information Technology sector and an overweight to the Consumer Staples sector. Security selection also detracted from relative performance. Weak selection within the Consumer Discretionary, Information Technology, and Healthcare sectors was partially offset by stronger selection within the Financials, Real Estate, and Consumer Staples sectors, which contributed positively to relative performance.

Not holding Apple (Information Technology), Tesla (Consumer Discretionary), and Amazon (Consumer Discretionary), along with the Fund’s positions in General Dynamics (Industrials) and Northrop Grumman (Industrials), were among the top detractors from relative performance during the period. The aerospace segment of diversified defense company, General Dynamics, faced challenges early in the year as travel restrictions and supply chain issues impacted deliveries at Gulfstream, where eleven business jet deliveries were delayed in the first quarter of 2020 and management cut projected deliveries from 150 planes to 125–130 planes. Sales in the third quarter of 2020 fell 3% year-over-year and expectations for fewer deliveries continued as softer market demand prevented higher production rates. Shares of Northrop Grumman, a U.S.-based aerospace and defense company, slid after first-quarter results missed consensus estimates. Margin compression in Aeronautics and Defense Systems along with negative returns on marketable securities held in employee benefit plans weighed on performance. Management cut guidance for 2020, accounting for challenges stemming from the coronavirus pandemic. The company

31

Hartford Stock HLS Fund

Fund Overview – (continued)

December 31, 2020 (Unaudited)

began to recover in the second half of 2020 as revenue growth returned and operating margins improved.

Top contributors to the Fund’s performance relative to the Russell 1000 Index during the period included Deere (Industrials), Danaher (Healthcare), and United Parcel Services (Industrials). Shares of Deere rose after the company announced strong third-quarter results, exceeding expectations. The agricultural machinery giant increased its sales outlook for the year as demand remained resilient despite the uncertainty related to the coronavirus pandemic. The company also announced the completion of the acquisition of Unimil, a leading Brazilian company in the aftermarket service parts business. Results for the fourth quarter of 2020 were strong as well, with operating margins increasing over the prior-year period. Management revised net income guidance upward for fiscal year 2021. Shares of Danaher, a manufacturer of scientific instruments and consumables, gained on earnings that beat consensus estimates throughout the year, driven by coronavirus-related demand. Operations at Cepheid and Cytiva boosted revenue in the second quarter of 2020, with Cytiva achieving organic revenue growth of 20%. In the third quarter of 2020, Cepheid’s core growth doubled year-over-year as it shipped seven million coronavirus test kits. UPS reported second- and third-quarter earnings well ahead of consensus estimates as the pandemic accelerated the broader shift to e-commerce sales for retailers. In the third quarter of 2020, international sales grew 17% on outbound Asia demand and higher cross-border shipments in Europe, while U.S. domestic package revenue rose 15% as solid business-to-consumer (B2C) package growth offset lower commercial business-to-business (B2B) deliveries.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

As of the end of the period, the data seems to support further market strength, but we believe this may not be the case. We believe there is dysfunction in Washington D.C., massive global debt, rising geopolitical risk, and a pandemic that will likely damage capacity for years to come. As such, we continue to seek to manage downside risk in the Fund. We think “upside” is a long-term concept and, therefore, more challenging to know. We believe “downside” is a short-term concept and, thus, more predictable. We tend to “think down” more than we “think up” because we believe that, over the long term, economies grow, markets go up and good companies get more valuable.

At the end of the period, the Fund’s largest overweights were in the Healthcare, Industrials, and Consumer Staples sectors, while the Fund’s largest underweights were in the Communication Services and Information Technology sectors, relative to the Russell 1000 Index.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments.

Composition by Sector(1)

as of 12/31/2020

Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.9%
Consumer Discretionary	12.9
Consumer Staples	15.9
Financials	9.8
Health Care	19.8
Industrials	20.2
Information Technology	9.4
Materials	5.2
Real Estate	3.3

Total	98.4%

Short-Term Investments	1.4
Other Assets & Liabilities	0.2

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

32

Hartford Total Return Bond HLS Fund

Fund Overview

December 31, 2020 (Unaudited)

Inception 08/31/1977 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a competitive total return, with income as a secondary objective.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for Class IB shares differ only to the extent that Class IA shares and Class IB shares do not have the same expenses.

Average Annual Total Returns

for the Periods Ending 12/31/2020

	1 Year	5 Years	10 Years
Class IA	9.03%	5.63%	4.62%
Class IB	8.71%	5.35%	4.36%
Bloomberg Barclays U.S. Aggregate Bond Index	7.51%	4.44%	3.84%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table and chart do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Total returns for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the reports is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.

Performance information prior to 03/05/2012 represents performance of the Fund’s previous sub-adviser, Hartford Investment Management Company (“HIMCO”). As of 03/05/2012, HIMCO no longer served as the sub-adviser to the Fund.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA and Class IB were 0.51% and 0.76%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2020.

The Fund is closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

33

Hartford Total Return Bond HLS Fund

Fund Overview – (continued)

December 31, 2020 (Unaudited)

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Robert D. Burn, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion and Analysis

How did the Fund perform during the period?

The Class IA shares of Hartford Total Return Bond HLS Fund returned 9.03% for the twelve-month period ended December 31, 2020, outperforming the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 7.51% for the same period. For the same period, the Class IA shares of the Fund also outperformed the 8.11% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Most global fixed income sectors generated positive returns during the year. Sovereign yields declined sharply, particularly in the earlier part of 2020 at the onset of the coronavirus pandemic. Credit spreads widened in March 2020 over expectations that the decline in economic activity and supply chain disruptions would cause credit fundamentals to deteriorate. They later recouped most of their widening, helped by central bank policies, support from fiscal policy, and ultimately by encouraging vaccine developments. Through the rest of the year, equity market volatility remained elevated as markets oscillated between the negative effects of coronavirus containment measures and support provided by monetary and fiscal policy.

Global gross domestic product (GDP) releases indicated deep recessions in the second quarter of 2020 following various restrictions to business activity to combat the spread of the virus. By the end of the period, global GDP sharply rebounded as economies emerged from lockdowns and labor data showed signs of improvement. At the same time, front-end yields remained anchored with the prospect of continued accommodative central bank policy while long-end yields rose with the prospect of additional fiscal stimulus.

Global central banks maintained highly accommodative policy stances during the period. The Federal Reserve (Fed) provided additional assurance that asset buying would continue for the foreseeable future. The European Central Bank (ECB) extended its pandemic emergency purchase program through at least March 2022. The U.S. dollar weakened versus most currencies for the period.

Absolute returns were positive for most fixed-income sectors over the period, against a backdrop of accommodative central bank policies. On an excess return basis, lowest-rated sectors were among the worst performers, as were select sectors such as emerging market debt (EMD).

The primary driver of the Fund’s outperformance versus the Bloomberg Barclays U.S. Aggregate Bond Index was positioning within corporate credit as spreads compressed and recovered much of their widening from the beginning of the year. Positioning within investment-grade credit, particularly in the Industrials sector, was the main contributor to relative outperformance. The Fund’s allocation to higher-yielding credit, which was outside of the benchmark, was also beneficial for relative results. Select exposure within EMD contributed positively to performance as spreads tightened relative to their widest point earlier in the year.

The Fund’s allocation to structured finance sectors detracted from results overall as positive effects from positioning within agency mortgage-backed securities (MBS) and collateralized loan obligations (CLOs) were more than offset by negative effects from exposure to commercial mortgage-backed securities (CMBS). The CMBS sector has recovered more slowly from its selloff in March and April 2020 compared to other fixed income sectors due to the coronavirus pandemic as the outlook for office and retail space remained more uncertain. Positioning in non-agency residential mortgage-backed securities (RMBS) was also a drag on relative results.

The Fund implemented tactical duration and yield curve positions during the period, which had a negative overall impact on relative performance. The Fund maintained exposure to Treasury Inflation-Protected Securities (TIPS) which had a slightly positive impact on relative performance during the period as TIPS outperformed duration-equivalent nominal U.S. Treasuries.

During the period, the Fund used Treasury futures, swaps, and options to manage duration and yield curve positioning, which overall contributed positively to relative performance. The Fund also used currency forwards, futures, and options to implement non-U.S. rate and currency positions; these derivatives had very little impact on results. Credit default swaps (CDS) were used to manage credit exposure, and investment-grade and high yield CDS index positions were used to seek liquidity and to manage overall portfolio risk. The high yield hedges were slight detractors from performance during the period, while the investment-grade CDS positions were additive to relative results. The emerging market credit default swap index positioning also contributed positively to results over the period.

34

Hartford Total Return Bond HLS Fund

Fund Overview – (continued)

December 31, 2020 (Unaudited)

What is the outlook as of the end of the period?

As of the end of the period, we continue to position the Fund with a moderately pro-cyclical risk posture, consistent with our expectation for economic recovery supported by fiscal and monetary stimulus and vaccine distribution, while seeking to preserve liquidity. As of the end of the period, the Fund continued to be positioned for rising inflation expectations by maintaining an allocation to TIPS. While by year-end spreads across many fixed income sectors had recouped most of their widening experienced during March 2020, there are still sectors that we believe are priced wide relative to our expectations for excess returns over a one- to three-year time horizon.

We ended the period with an underweight positioning in the Fund to investment-grade credit in favor of holding an out-of-benchmark allocation to high yield and bank loans. The Fund held an overweight to agency MBS and maintained an out-of-benchmark exposure to select non-agency RMBS. The Fund also held high-quality CLOs and senior CMBS tranches with attractive collateral. As of the end of the period, the Fund continued to hold select exposure to EMD with a tilt toward higher-yielding issuers.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. •Fixed income security risks include credit, liquidity, call, duration, event, and interest-rate risk. As interest rates rise, bond prices generally fall. •The risks associated with mortgage-related and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risk. •The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk. •Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. •Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. •Investments in high-yield (“junk”) bonds involve greater risks of price volatility, illiquidity, and default than higher-rated debt securities. •Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. •Restricted securities may be more difficult to sell and price than other securities.

Composition by Security Type(1)

as of 12/31/2020

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.0%*
Preferred Stocks	0.1
Warrants	0.0 *

Total	0.1%

Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	19.0%
Corporate Bonds	35.6
Foreign Government Obligations	3.6
Municipal Bonds	1.3
Senior Floating Rate Interests	3.9
U.S. Government Agencies(2)	38.7
U.S. Government Securities	20.1

Total	122.2%

Short-Term Investments	1.1
Purchased Options	0.0 *
Other Assets & Liabilities	(23.4)

Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	All or a portion of the securities categorized as U.S. Government Agencies were agency mortgage-backed securities as of December 31, 2020.

35

Hartford Ultrashort Bond HLS Fund

Fund Overview

December 31, 2020 (Unaudited)

Inception 06/30/1980 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks total return and income consistent with preserving capital and maintaining liquidity.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for Class IB shares differ only to the extent that Class IA shares and Class IB shares do not have the same expenses.

Average Annual Total Returns

for the Periods Ending 12/31/2020

	1 Year	5 Years	Since Inception[1]
Class IA	1.44%	1.56%	1.11%
Class IB	1.27%	1.30%	0.86%
Bloomberg Barclays Short Treasury 9-12 Month Index	1.69%	1.59%	1.16%

[1]	On 10/21/2013, the Fund converted from a money market fund to an ultrashort bond fund. Since Inception returns are from conversion date (10/21/2013) to 12/31/2020.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The table and chart do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2020, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Total returns for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the reports is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.

Prior to 10/21/2013, the Fund was managed as a money market fund. Accordingly, performance of the Fund prior to 10/21/2013 is not shown. Past performance information for when the Fund was managed as a money market fund is available upon request by calling 1-888-843-7824.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA and Class IB were 0.45% and 0.70%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2020.

The Fund is closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

36

Hartford Ultrashort Bond HLS Fund

Fund Overview – (continued)

December 31, 2020 (Unaudited)

Timothy E. Smith

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion and Analysis

How did the Fund perform during the period?

The Class IA shares of Hartford Ultrashort Bond HLS Fund returned 1.44%, for the twelve-month period ended December 31, 2020, underperforming the Fund’s benchmark, the Bloomberg Barclays Short Treasury 9-12 Month Index, which returned 1.69% for the same period. For the same period, the Class IA shares of the Fund underperformed the 3.56% average return of the Lipper Short Investment Grade Debt Funds peer group, a group of funds that invest primarily in investment-grade issues with dollar-weighted average maturities of one to five years.

Why did the Fund perform this way?

Over the period, most global fixed-income markets generated positive total returns. Sovereign yields declined sharply, particularly in the earlier part of 2020 at the onset of the coronavirus pandemic. Credit spreads widened in March 2020 over expectations that the decline in economic activity and supply chain disruptions would cause credit fundamentals to deteriorate. They later recouped most of their widening, helped by central bank policies, support from fiscal policy, and ultimately by encouraging vaccine developments. Through the rest of the year, equity market volatility remained elevated as markets oscillated between the negative effects of coronavirus containment measures and support provided by monetary and fiscal policy.

Global gross domestic product (GDP) releases indicated deep recessions in the second quarter of 2020 following various restrictions to business activity to combat the spread of the virus. By the end of the period, global GDP sharply rebounded as economies emerged from lockdowns and labor data showed signs of improvement. At the same time, front-end yields remained anchored with the prospect of continued accommodative central bank policy while long-end yields rose with the prospect of additional fiscal stimulus.

Global central banks maintained highly accommodative policy stances during the period. The Federal Reserve (Fed) provided additional assurance that asset buying would continue for the foreseeable future. The European Central Bank (ECB) extended its pandemic emergency purchase program through at least March 2022. The U.S. dollar weakened versus most currencies for the period.

The primary detractor from the Fund’s relative performance versus the Bloomberg Barclays Short Treasury 9-12 Month Index during the period was the Fund’s duration/yield curve positioning. An underweight duration stance throughout the period had a negative impact on relative returns as front-end yields declined significantly. An out-of-benchmark allocation to investment-grade credit contributed positively to relative returns, particularly allocations to securities with issuers in the Financials and Industrials sectors. Despite spread widening in March 2020, the Fund’s investment-grade credit exposures generated positive excess returns. An allocation to consumer asset-backed securities (ABS) also benefited relative performance, as the ABS sector generated positive excess returns during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

As of the end of the period, the Fund is positioned with a moderate pro-cyclical risk posture, favoring the credit and securitized sectors. Our base case expectation is for continued economic recovery, but we believe the pace of that recovery will depend on the course of the coronavirus, the effectiveness and speed of vaccine distribution, and the adequacy of fiscal stimulus to support the economy.

Democratic control of Congress increases the likelihood of additional fiscal stimulus, which is likely to put upward pressure on longer-dated Treasury yields in our view. Additionally, we believe this outcome will likely increase the probability of investment in infrastructure and the environment, and also the likelihood of regulation, particularly for the Technology sector. We believe monetary policy is likely to remain accommodative with the effective federal funds target rate near zero and the Fed continuing to buy Treasuries and agency mortgage-backed securities (MBS). In our view, the permanent closure of the Fed’s Emergency Lending facilities removes an important backstop for the corporate credit markets and increases the likelihood of volatility if adverse market shocks occur.

We continued to position the Fund with out-of-benchmark allocations to investment-grade corporates, ABS, and MBS at the end of 2020. Within investment-grade corporates, we have focused on higher-quality credits in this environment. We also favor U.S. banks, as we believe their balance sheets are less risky due to improved capital ratios and regulation. We are being selective on ABS given our cautious outlook for consumer fundamentals. Our outlook for the U.S. consumer is mixed; low interest rates and additional fiscal support will likely be supportive, but economic data indicates that the pace of the economic recovery may be slow. Within the sector, as of the end of the period, we remain focused on the traditional higher-quality ABS sectors, including auto, credit card, and equipment ABS.

Important Risks

Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. •Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. •The risks associated with mortgage-related and asset-backed securities include credit, interest-rate, prepayment, liquidity, default and extension risk. •Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. •Restricted securities may be more difficult to sell and price than other securities. •Repurchase agreements may increase the Fund’s risk and volatility.

37

Hartford Ultrashort Bond HLS Fund

Fund Overview – (continued)

December 31, 2020 (Unaudited)

Composition by Security Type(1)

as of 12/31/2020

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	30.6%
Corporate Bonds	28.4
Municipal Bonds	0.4
U.S. Government Agencies(2)	2.5
U.S. Government Securities	11.0

Total	72.9%

Short-Term Investments	26.9
Other Assets & Liabilities	0.2

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	All or a portion of the securities categorized as U.S. Government Agencies were agency mortgage-backed securities as of December 31, 2020.

38

Hartford HLS Funds

Benchmark Glossary (Unaudited)

Bloomberg Barclays Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes) measures the non-securitized component of the U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.

Bloomberg Barclays Short Treasury 9-12 Month Index (reflects no deduction for fees, expenses or taxes) includes aged U.S. Treasury bills, notes and bonds with a remaining maturity from 1 up to (but not including) 12 months. It excludes zero coupon strips.

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities that are Securities and Exchange Commission registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

ICE BofA US 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes) is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

MSCI All Country World (ACWI) ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across developed markets (excluding the United States) and emerging market countries.

Russell 1000 Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index which is designed to measure the performance of the 3,000 largest U.S. companies based on total market capitalizations.

Russell 3000 Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on a combination of their market capitalization and current index membership.

Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.

S&P Composite 1500 Health Care Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted index comprised of those companies included in the S&P Composite 1500 that are classified as members of the Global Industry Classification Standard (GICS®) health care sector.

S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted index designed to measure the performance of the mid-cap segment of the market. The index is composed of 400 constituent companies.

S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted index composed of 500 widely held common stocks.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

39

Hartford HLS Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of July 1, 2020 through December 31, 2020, except as indicated below. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class’ annualized expense ratio multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses paid during the period July 1, 2020 through December 31, 2020	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses paid during the period July 1, 2020 through December 31, 2020	Annualized expense ratio
Hartford Balanced HLS Fund
Class IA	$1,000.00	$1,148.40	$3.46	$1,000.00	$1,021.92	$3.25	0.64%
Class IB	$1,000.00	$1,147.00	$4.80	$1,000.00	$1,020.66	$4.52	0.89%

Hartford Capital Appreciation HLS Fund
Class IA	$1,000.00	$1,263.00	$3.87	$1,000.00	$1,021.72	$3.46	0.68%
Class IB	$1,000.00	$1,261.40	$5.29	$1,000.00	$1,020.46	$4.72	0.93%
Class IC	$1,000.00	$1,259.70	$6.70	$1,000.00	$1,019.20	$5.99	1.18%

Hartford Disciplined Equity HLS Fund(1)
Class IA	$1,000.00	$1,232.10	$3.53	$1,000.00	$1,021.97	$3.20	0.63%
Class IB	$1,000.00	$1,230.90	$4.93	$1,000.00	$1,020.71	$4.47	0.88%
Class IC(2)	$1,000.00	$1,078.70	$3.22	$1,000.00	$1,019.56	$5.63	1.11%

Hartford Dividend and Growth HLS Fund(3)
Class IA	$1,000.00	$1,214.10	$3.78	$1,000.00	$1,021.72	$3.46	0.68%
Class IB	$1,000.00	$1,212.50	$5.17	$1,000.00	$1,020.46	$4.72	0.93%

Hartford Healthcare HLS Fund
Class IA	$1,000.00	$1,175.40	$4.98	$1,000.00	$1,020.56	$4.62	0.91%
Class IB	$1,000.00	$1,173.70	$6.34	$1,000.00	$1,019.31	$5.89	1.16%

Hartford International Opportunities HLS Fund
Class IA	$1,000.00	$1,279.40	$4.35	$1,000.00	$1,021.32	$3.86	0.76%
Class IB	$1,000.00	$1,277.70	$5.78	$1,000.00	$1,020.06	$5.13	1.01%

Hartford MidCap HLS Fund
Class IA	$1,000.00	$1,317.70	$4.08	$1,000.00	$1,021.62	$3.56	0.70%
Class IB	$1,000.00	$1,316.10	$5.53	$1,000.00	$1,020.36	$4.82	0.95%

Hartford Small Cap Growth HLS Fund
Class IA	$1,000.00	$1,398.80	$4.16	$1,000.00	$1,021.67	$3.51	0.69%
Class IB	$1,000.00	$1,397.50	$5.73	$1,000.00	$1,020.36	$4.82	0.95%

40

Hartford HLS Funds

Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses paid during the period July 1, 2020 through December 31, 2020	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses paid during the period July 1, 2020 through December 31, 2020	Annualized expense ratio

Hartford Small Company HLS Fund
Class IA	$1,000.00	$1,484.70	$5.06	$1,000.00	$1,021.06	$4.12	0.81%
Class IB	$1,000.00	$1,482.80	$6.62	$1,000.00	$1,019.81	$5.38	1.06%

Hartford Stock HLS Fund
Class IA	$1,000.00	$1,205.00	$2.88	$1,000.00	$1,022.52	$2.64	0.52%
Class IB	$1,000.00	$1,203.50	$4.26	$1,000.00	$1,021.27	$3.91	0.77%

Hartford Total Return Bond HLS Fund
Class IA	$1,000.00	$1,034.20	$2.61	$1,000.00	$1,022.57	$2.59	0.51%
Class IB	$1,000.00	$1,032.60	$3.88	$1,000.00	$1,021.32	$3.86	0.76%

Hartford Ultrashort Bond HLS Fund
Class IA	$1,000.00	$1,001.60	$2.31	$1,000.00	$1,022.82	$2.34	0.46%
Class IB	$1,000.00	$1,000.90	$3.57	$1,000.00	$1,021.57	$3.61	0.71%

(1)

Effective September 18, 2020, the management fee set forth in the investment management agreement with respect to Hartford Disciplined Equity HLS Fund is as follows: 0.6000% of the first $1 billion, 0.5500% of the next $4 billion, 0.5300% of the next $5 billion, and 0.5000% in excess of $10 billion annually of the Fund’s average daily net assets. Had this investment management fee schedule been in effect during the entire period, the annualized expense ratio would have been 0.63%, 0.88% and 1.11% for Class IA, Class IB and Class IC, respectively. The expenses paid in the actual and hypothetical examples would have been $3.53 and $3.20, $4.93 and $4.47 and $3.24 and $5.69, for Class IA, Class IB and Class IC, respectively.

(2)

Class IC shares commenced operations on September 18, 2020. Please note that while the Class IC shares commenced operations on September 18, 2020, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that the annualized expense ratio was in effect during the period July 1, 2020 to December 31, 2020.

(3)

Effective September 18, 2020, the management fee set forth in the investment management agreement with respect to Hartford Dividend and Growth HLS Fund is as follows: 0.6900% of the first $250 million, 0.6425% of the next $250 million, 0.6325% of the next $500 million, 0.6250% of the next $1.5 billion, 0.6200% of the next $2.5 billion, 0.6150% of the next $5 billion and 0.6100% in excess of $10 billion annually of the Fund’s average daily net assets. Had this investment management fee schedule been in effect during the entire period, the annualized expense ratio would have been 0.67% and 0.92% for Class IA and Class IB, respectively. The expenses paid in the actual and hypothetical examples would have been $3.73 and $3.41 and $5.12 and $4.67, for Class IA Class IB, respectively.

41

Hartford Balanced HLS Fund

Schedule of Investments

December 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 67.9%
	Automobiles & Components - 1.0%
596,401	Gentex Corp.	$20,235,886

	Banks - 5.4%
800,000	Banco Santander S.A.	824,581
1,000,591	Bank of America Corp.	30,327,913
294,094	JP Morgan Chase & Co.	37,370,525
128,968	PNC Financial Services Group, Inc.	19,216,232
465,276	Truist Financial Corp.	22,300,679

		110,039,930

	Capital Goods - 6.5%
70,520	Deere & Co.	18,973,406
164,121	Fortune Brands Home & Security, Inc.	14,068,452
98,896	General Dynamics Corp.	14,717,703
341,409	Johnson Controls International plc	15,906,245
86,752	L3Harris Technologies, Inc.	16,397,863
50,661	Lockheed Martin Corp.	17,983,642
685,362	nVent Electric plc	15,962,081
269,060	Raytheon Technologies Corp.	19,240,481

		133,249,873

	Consumer Durables & Apparel - 1.1%
288,752	Lennar Corp. Class A	22,011,565

	Diversified Financials - 1.7%
24,390	BlackRock, Inc.	17,598,361
273,048	Blackstone Group, Inc. Class A	17,696,241

		35,294,602

	Energy - 0.7%
132,555	Pioneer Natural Resources Co.	15,096,689

	Food & Staples Retailing - 0.8%
227,136	Sysco Corp.	16,867,119

	Food, Beverage & Tobacco - 1.8%
629,795	Keurig Dr Pepper, Inc.	20,153,440
290,835	Mondelez International, Inc. Class A	17,005,122

		37,158,562

	Health Care Equipment & Services - 7.1%
81,154	Anthem, Inc.	26,057,738
81,028	Becton Dickinson and Co.	20,274,826
486,921	Boston Scientific Corp.*	17,504,810
243,422	Centene Corp.*	14,612,622
217,271	Medtronic plc	25,451,125
116,538	UnitedHealth Group, Inc.	40,867,546

		144,768,667

	Insurance - 3.0%
124,242	Assurant, Inc.	16,924,245
145,527	Chubb Ltd.	22,399,516
234,048	Progressive Corp.	23,142,666

		62,466,427

	Materials - 2.7%
155,605	Celanese Corp.	20,219,314
145,801	FMC Corp.	16,756,909
405,688	Sealed Air Corp.	18,576,453

		55,552,676

	Media & Entertainment - 7.5%
41,059	Alphabet, Inc. Class C*	71,930,441
666,305	Comcast Corp. Class A	34,914,382
173,219	Facebook, Inc. Class A*	47,316,502

		154,161,325

	Pharmaceuticals, Biotechnology & Life Sciences - 6.3%
302,489	AstraZeneca plc ADR	15,121,425
29,424	Biogen, Inc.*	7,204,761
147,964	Eli Lilly & Co.	24,982,242

Shares or Principal Amount		Market Value†
COMMON STOCKS - 67.9% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 6.3% - (continued)
163,951	Novartis AG	$15,437,280
820,174	Pfizer, Inc.	30,190,605
55,820	Roche Holding AG	19,442,020
75,984	Vertex Pharmaceuticals, Inc.*	17,958,058

		130,336,391

	Real Estate - 0.9%
444,055	Gaming and Leisure Properties, Inc. REIT	18,827,932

	Retailing - 4.2%
11,702,200	Allstar Co.(1)(2)(3)	13,925,618
8,860	Booking Holdings, Inc.*	19,733,612
98,183	Home Depot, Inc.	26,079,368
320,154	TJX Cos., Inc.	21,863,317
67,006	Tory Burch LLC*(1)(2)(4)	3,659,877

		85,261,792

	Semiconductors & Semiconductor Equipment - 2.9%
131,655	Analog Devices, Inc.	19,449,393
69,626	KLA Corp.	18,026,868
299,808	Micron Technology, Inc.*	22,539,565

		60,015,826

	Software & Services - 9.1%
270,399	Amdocs Ltd.	19,179,401
151,911	Automatic Data Processing, Inc.	26,766,718
122,934	Fidelity National Information Services, Inc.	17,390,244
84,180	Global Payments, Inc.	18,134,056
402,112	Microsoft Corp.	89,437,751
107,850	VMware, Inc. Class A*(5)	15,127,041

		186,035,211

	Technology Hardware & Equipment - 2.6%
689,149	Cisco Systems, Inc.	30,839,418
634,879	Corning, Inc.	22,855,644

		53,695,062

	Transportation - 1.8%
380,369	Knight-Swift Transportation Holdings, Inc.	15,907,032
97,652	Union Pacific Corp.	20,333,099

		36,240,131

	Utilities - 0.8%
388,385	Exelon Corp.	16,397,615

	Total Common Stocks (cost $894,844,845)	$1,393,713,281

ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.2%
	Asset-Backed - Automobile - 0.0%
	Chesapeake Funding LLC
$34,175	0.61%, 05/15/2029, 1 mo. USD LIBOR + 0.450%(6)(7)	$34,174
767,889	0.87%, 08/16/2032(6)	771,698
104,937	1.91%, 08/15/2029(6)	105,097

		910,969

	Asset-Backed - Finance & Insurance - 1.1%
1,634,481	Ajax Mortgage Loan Trust 3.16%, 09/25/2056(6)(8)	1,638,348
	Bayview Koitere Fund Trust
676,709	3.50%, 07/28/2057(6)(8)	700,515
365,469	4.00%, 11/28/2053(6)(8)	380,569
	Bayview Opportunity Master Fund Trust
355,660	3.50%, 01/28/2055(6)(8)	364,173
384,855	3.50%, 06/28/2057(6)(8)	397,922
520,314	4.00%, 10/28/2064(6)(8)	541,231
255,000	BFLD Trust 2.21%, 11/15/2028, 1 mo. USD LIBOR + 2.050%(6)(7)	255,000

The accompanying notes are an integral part of these financial statements.

42

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Shares or Principal Amount		Market Value†

ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.2% - (continued)
	Asset-Backed - Finance & Insurance - 1.1% - (continued)
$1,139,528	CF Hippolyta LLC 1.69%, 07/15/2060(6)	$1,160,741
1,705,000	CIFC Funding Ltd. 1.27%, 04/24/2030, 3 mo. USD LIBOR + 1.050%(6)(7)	1,700,633
1,810,000	Credit Acceptance Auto Loan Trust 1.24%, 10/15/2029(6)	1,830,088
	DB Master Finance LLC
311,063	3.79%, 05/20/2049(6)	318,758
276,500	4.02%, 05/20/2049(6)	291,232
317,809	GreatAmerica Leasing Receivables Funding LLC 2.83%, 06/17/2024(6)	321,602
	Horizon Aircraft Finance Ltd.
294,560	3.43%, 11/15/2039(6)	284,623
234,537	3.72%, 07/15/2039(6)	226,261
2,635,000	Madison Park Funding Ltd. 0.99%, 04/15/2029, 3 mo. USD LIBOR + 0.750%(6)(7)	2,611,346
2,690,000	Magnetite VII Ltd. 1.04%, 01/15/2028, 3 mo. USD LIBOR + 0.800%(6)(7)	2,668,926
1,615,000	Magnetite XVIII Ltd. 1.72%, 11/15/2028, 3 mo. USD LIBOR + 1.500%(6)(7)	1,605,922
	MMAF Equipment Finance LLC
127,754	2.21%, 10/17/2022(6)	128,326
1,000,000	2.21%, 12/15/2032(6)	1,023,693
307,586	Springleaf Funding Trust 3.48%, 05/15/2028(6)	307,938
2,635,000	Treman Park CLO Ltd. 1.29%, 10/20/2028, 3 mo. USD LIBOR + 1.070%(6)(7)	2,631,791
	Vantage Data Centers LLC
1,150,000	1.65%, 09/15/2045(6)	1,157,881
335,466	3.19%, 07/15/2044(6)	351,078

		22,898,597

	Commercial Mortgage-Backed Securities - 0.4%
840,000	BAMLL Commercial Mortgage Securities Trust 4.09%, 08/10/2038(6)(8)	988,704
2,220,000	CSMC Trust 2.76%, 04/05/2033(6)	2,215,963
	FREMF Mortgage Trust
160,000	3.51%, 11/25/2045(6)(8)	167,615
790,000	3.54%, 02/25/2052(6)(8)	868,923
810,000	3.65%, 10/25/2052(6)(8)	896,783
285,000	3.68%, 01/25/2048(6)(8)	309,384
160,000	3.70%, 04/25/2048(6)(8)	174,046
200,000	3.78%, 10/25/2048(6)(8)	219,658
160,000	3.88%, 02/25/2050(6)(8)	172,124
1,015,000	4.08%, 09/25/2025(6)(8)	1,122,737
260,000	4.16%, 04/25/2049(6)(8)	291,034
1,000,000	SFAVE Commercial Mortgage Securities Trust 4.14%, 01/05/2043(6)(8)	944,824

		8,371,795

	Other Asset-Backed Securities - 0.4%
271,940	Aaset Trust 3.84%, 05/15/2039(6)	256,818
1,067,519	Aaset U.S. Ltd. 4.45%, 11/18/2038(6)	1,008,506
1,225,000	BlueMountain CLO Ltd. 1.67%, 11/20/2028, 3 mo. USD LIBOR + 1.450%(6)(7)	1,214,714
504,226	Castlelake Aircraft Securitization Trust 3.97%, 04/15/2039(6)	479,515
927,819	Hertz Fleet Lease Funding L.P. 2.70%, 01/10/2033(6)	941,619
219,851	Mach I 3.47%, 10/15/2039(6)	212,386
214,904	MAPS Ltd. 4.46%, 03/15/2044(6)	204,296
	Mill City Mortgage Loan Trust
123,328	2.50%, 04/25/2057(6)(8)	124,586
492,606	2.75%, 01/25/2061(6)(8)	505,309
122,454	SoFi Consumer Loan Program Trust 3.54%, 11/26/2027(6)	122,912
	START Ltd.
18,136	3.54%, 11/15/2044(6)	17,643
191,773	4.09%, 03/15/2044(6)	186,562

Shares or Principal Amount		Market Value†

ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.2% - (continued)
	Other Asset-Backed Securities - 0.4% - (continued)
	Towd Point Mortgage Trust
$299,323	2.25%, 04/25/2056(6)(8)	$302,163
589,332	2.75%, 10/25/2056(6)(8)	604,007
152,677	2.75%, 04/25/2057(6)(8)	156,077
502,571	2.75%, 06/25/2057(6)(8)	520,777
239,801	3.00%, 01/25/2058(6)(8)	249,215

		7,107,105

	Whole Loan Collateral CMO - 0.3%
	Angel Oak Mortgage Trust LLC
392,160	2.62%, 11/25/2059(6)(8)	397,695
157,224	3.63%, 03/25/2049(6)(8)	160,801
	Deephaven Residential Mortgage Trust
115,690	2.45%, 06/25/2047(6)(8)	115,730
66,582	2.58%, 10/25/2047(6)(8)	67,312
33,093	2.73%, 12/26/2046(6)(8)	33,097
166,599	2.98%, 12/25/2057(6)(8)	166,958
141,037	3.56%, 04/25/2059(6)(8)	141,940
324,013	Fannie Mae Connecticut Avenue Securities 6.05%, 10/25/2028, 1 mo. USD LIBOR + 5.900%(7)	340,502
483,795	MetLife Securitization Trust 3.00%, 04/25/2055(6)(8)	509,508
644,951	New Residential Mortgage Loan Trust 4.00%, 04/25/2057(6)(8)	685,865
	Seasoned Credit Risk Transfer Trust
689,871	3.50%, 03/25/2058	748,674
675,605	3.50%, 07/25/2058	734,078
886,117	3.50%, 10/25/2058	964,293
435,441	Verus Securitization Trust 3.21%, 05/25/2059(6)(8)	438,804

		5,505,257

	Total Asset & Commercial Mortgage-Backed Securities (cost $44,330,092)	$44,793,723

CORPORATE BONDS - 14.7%
	Aerospace/Defense - 0.3%
$850,000	BAE Systems Holdings, Inc. 3.85%, 12/15/2025(6)	$963,913
220,000	BAE Systems plc 3.40%, 04/15/2030(6)	249,233
	Boeing Co.
911,000	3.25%, 03/01/2028	964,086
375,000	3.45%, 11/01/2028	402,178
560,000	Lockheed Martin Corp. 4.85%, 09/15/2041	749,217
	United Technologies Corp.
685,000	3.95%, 08/16/2025	785,635
1,500,000	4.13%, 11/16/2028	1,788,245

		5,902,507

	Agriculture - 0.3%
	Altria Group, Inc.
560,000	4.50%, 05/02/2043	641,610
280,000	5.80%, 02/14/2039	368,921
3,985,000	BAT Capital Corp. 3.56%, 08/15/2027	4,437,213
1,065,000	Imperial Brands Finance plc 3.75%, 07/21/2022(6)	1,110,352
325,000	Philip Morris International, Inc. 4.88%, 11/15/2043	435,852

		6,993,948

	Airlines - 0.2%
2,147,733	Continental Airlines, Inc. 5.98%, 10/19/2023	2,173,160
980,939	Southwest Airlines Co. 6.15%, 02/01/2024	1,023,739
139,991	United Airlines Class B Pass-Through Trust 4.60%, 09/01/2027	138,502

		3,335,401

	Auto Manufacturers - 0.4%
1,440,000	Daimler Finance North America LLC 2.30%, 02/12/2021(6)	1,442,904

The accompanying notes are an integral part of these financial statements.

43

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 14.7% - (continued)
	Auto Manufacturers - 0.4% - (continued)
	General Motors Financial Co., Inc.
$3,185,000	3.70%, 05/09/2023	$3,375,830
1,245,000	3.95%, 04/13/2024	1,356,068
920,000	Volkswagen Group of America Finance LLC 3.35%, 05/13/2025(6)	1,011,407

		7,186,209

	Beverages - 0.2%
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc.
310,000	4.70%, 02/01/2036	393,789
280,000	4.90%, 02/01/2046	364,065
	Anheuser-Busch InBev Worldwide, Inc.
480,000	4.00%, 04/13/2028	565,901
220,000	4.38%, 04/15/2038	272,403
430,000	4.50%, 06/01/2050	542,772
535,000	4.60%, 04/15/2048	676,990
580,000	4.60%, 06/01/2060	744,668
275,000	Constellation Brands, Inc. 2.88%, 05/01/2030	301,339

		3,861,927

	Biotechnology - 0.3%
	Amgen, Inc.
1,350,000	2.30%, 02/25/2031	1,439,898
895,000	2.77%, 09/01/2053(6)	899,191
1,480,000	Gilead Sciences, Inc. 2.80%, 10/01/2050	1,468,791
1,445,000	Royalty Pharma plc 3.55%, 09/02/2050(6)	1,539,576

		5,347,456

	Chemicals - 0.0%
380,000	Syngenta Finance N.V. 5.18%, 04/24/2028(6)	407,424

	Commercial Banks - 4.0%
	Banco Santander S.A.
1,200,000	3.13%, 02/23/2023	1,263,474
600,000	3.85%, 04/12/2023	644,471
	Bank of America Corp.
1,799,000	3.42%, 12/20/2028, (3.42% fixed rate until 12/20/2027; 3 mo. USD LIBOR + 1.040% thereafter)(9)	2,032,050
1,610,000	3.59%, 07/21/2028, (3.59% fixed rate until 07/21/2027; 3 mo. USD LIBOR + 1.370% thereafter)(9)	1,828,993
4,225,000	4.20%, 08/26/2024	4,729,807
2,380,000	Bank of Nova Scotia 2.70%, 08/03/2026	2,624,063
	Barclays plc
2,740,000	3.20%, 08/10/2021	2,785,181
1,000,000	3.93%, 05/07/2025, (3.93% fixed rate until 05/07/2024; 3 mo. USD LIBOR + 1.610% thereafter)(9)	1,093,995
1,320,000	4.34%, 01/10/2028	1,516,400
	BNP Paribas S.A.
830,000	2.82%, 11/19/2025, (2.82% fixed rate until 11/19/2024; 3 mo. USD LIBOR + 1.111% thereafter)(6)(9)	884,716
1,000,000	3.38%, 01/09/2025(6)	1,094,348
	BPCE S.A.
2,225,000	5.15%, 07/21/2024(6)	2,533,690
3,625,000	5.70%, 10/22/2023(6)	4,102,914
1,875,000	Capital One Financial Corp. 3.75%, 04/24/2024	2,053,207
1,695,000	Citizens Bank NA 2.55%, 05/13/2021	1,705,467
	Credit Agricole S.A.
1,025,000	3.25%, 10/04/2024(6)	1,111,897
535,000	3.75%, 04/24/2023(6)	574,311
790,000	4.38%, 03/17/2025(6)	886,669
	Credit Suisse Group AG
530,000	3.57%, 01/09/2023(6)	546,063
250,000	3.63%, 09/09/2024	277,402

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 14.7% - (continued)
	Commercial Banks - 4.0% - (continued)
	Credit Suisse Group Funding Guernsey Ltd.
$1,425,000	3.75%, 03/26/2025	$1,582,049
1,885,000	3.80%, 09/15/2022	1,990,918
	Danske Bank A/S
1,865,000	1.62%, 09/11/2026, (1.62% fixed rate until 09/11/2025; 12 mo. USD CMT + 1.350% thereafter)(6)(9)	1,873,420
775,000	3.88%, 09/12/2023(6)	835,081
440,000	5.00%, 01/12/2022(6)	459,342
575,000	5.38%, 01/12/2024(6)	648,692
785,000	Deutsche Bank AG 4.25%, 10/14/2021	804,960
825,000	Fifth Third Bancorp 2.55%, 05/05/2027	897,860
	Goldman Sachs Group, Inc.
510,000	3.80%, 03/15/2030	600,096
1,150,000	6.25%, 02/01/2041	1,801,092
	HSBC Holdings plc
2,085,000	1.59%, 05/24/2027, (1.59% fixed rate until 05/24/2026; 3 mo. USD SOFR + 1.290% thereafter)(9)	2,120,272
2,625,000	3.60%, 05/25/2023	2,823,482
	ING Groep N.V.
345,000	3.15%, 03/29/2022	356,795
1,100,000	3.95%, 03/29/2027	1,272,460
	JP Morgan Chase & Co.
620,000	2.52%, 04/22/2031, (2.52% fixed rate until 04/22/2030; 3 mo. USD SOFR + 2.040% thereafter)(9)	666,414
390,000	3.11%, 04/22/2041, (3.11% fixed rate until 04/22/2040; 3 mo. USD SOFR + 2.460% thereafter)(9)	435,929
2,240,000	3.25%, 09/23/2022	2,355,830
705,000	3.70%, 05/06/2030, (3.70% fixed rate until 05/06/2029; 3 mo. USD LIBOR + 1.160% thereafter)(9)	817,825
2,775,000	4.45%, 12/05/2029, (4.45% fixed rate until 12/05/2028; 3 mo. USD LIBOR + 1.330% thereafter)(9)	3,385,790
1,500,000	Macquarie Group Ltd. 4.15%, 03/27/2024, (4.15% fixed rate until 03/27/2023; 3 mo. USD LIBOR + 1.330% thereafter)(6)(9)	1,611,758
	Morgan Stanley
1,450,000	3.13%, 07/27/2026	1,620,761
1,095,000	3.63%, 01/20/2027	1,254,011
1,000,000	3.70%, 10/23/2024	1,112,798
1,410,000	National Australia Bank Ltd. 2.33%, 08/21/2030(6)	1,433,445
4,905,000	NBK SPC Ltd. 2.75%, 05/30/2022(6)	5,032,089
1,755,000	Santander Holdings USA, Inc. 3.40%, 01/18/2023	1,843,420
1,660,000	Truist Financial Corp. 3.20%, 09/03/2021	1,688,848
1,900,000	UBS Group AG 3.00%, 04/15/2021(6)	1,914,671
4,344,000	Wells Fargo & Co. 4.48%, 01/16/2024	4,831,394

		82,360,620

	Commercial Services - 0.2%
	CommonSpirit Health
1,854,000	2.95%, 11/01/2022	1,936,408
245,000	4.35%, 11/01/2042	287,069
1,045,000	ERAC USA Finance LLC 5.63%, 03/15/2042(6)	1,467,478

		3,690,955

	Construction Materials - 0.1%
972,000	Carrier Global Corp. 2.72%, 02/15/2030	1,039,470
996,000	Johnson Controls International plc 4.95%, 07/02/2064	1,367,286

		2,406,756

The accompanying notes are an integral part of these financial statements.

44

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 14.7% - (continued)
	Diversified Financial Services - 0.4%
$2,440,000	Charles Schwab Corp. 4.00%, 12/01/2030, (4.00% fixed rate until 12/01/2030; 10 year USD CMT + 3.079% thereafter)(9)(10)	$2,568,100
2,125,000	Intercontinental Exchange, Inc. 1.85%, 09/15/2032	2,141,511
2,886,199	Postal Square L.P. 8.95%, 06/15/2022	3,114,477
1,220,000	Societe Generale S.A. 3.25%, 01/12/2022(6)	1,253,382

		9,077,470

	Electric - 1.2%
	Cleco Corporate Holdings LLC
650,000	3.38%, 09/15/2029	667,579
2,000,000	3.74%, 05/01/2026	2,213,391
555,000	4.97%, 05/01/2046	649,486
1,960,000	Cleveland Electric Illuminating Co. 3.50%, 04/01/2028(6)	2,084,637
360,000	Dominion Energy South Carolina, Inc. 6.63%, 02/01/2032	520,186
1,200,000	Duke Energy Carolinas LLC 6.10%, 06/01/2037	1,776,933
370,000	Evergy Metro, Inc. 2.25%, 06/01/2030	392,003
2,405,000	Fortis, Inc. 3.06%, 10/04/2026	2,647,136
245,000	Georgia Power Co. 4.75%, 09/01/2040	321,802
1,275,000	Indianapolis Power and Light Co.(AMBAC Insured) 6.60%, 06/01/2037(5)(6)	1,877,772
315,000	Infraestructura Energetica Nova S.A.B. de C.V. 4.88%, 01/14/2048(6)	350,831
1,445,000	ITC Holdings Corp. 2.95%, 05/14/2030(6)	1,579,427
1,285,000	Metropolitan Edison Co. 4.30%, 01/15/2029(6)	1,454,314
506,000	Mid-Atlantic Interstate Transmission LLC 4.10%, 05/15/2028(6)	565,795
	Niagara Mohawk Power Corp.
370,000	3.03%, 06/27/2050(6)	391,260
645,000	4.28%, 12/15/2028(6)	768,512
	Oglethorpe Power Corp.
410,000	3.75%, 08/01/2050(6)	440,592
945,000	5.25%, 09/01/2050	1,168,685
165,000	PacifiCorp 4.13%, 01/15/2049	212,147
	San Diego Gas & Electric Co.
2,715,000	1.70%, 10/01/2030	2,746,037
90,000	3.75%, 06/01/2047	105,360
364,000	4.10%, 06/15/2049	453,951
25,000	4.15%, 05/15/2048	31,438
	Southern Co.
1,050,000	2.95%, 07/01/2023	1,111,912
385,000	4.40%, 07/01/2046	484,291
350,000	Tucson Electric Power Co. 4.00%, 06/15/2050	427,670

		25,443,147

	Electronics - 0.1%
1,270,000	Fortive Corp. 4.30%, 06/15/2046	1,564,685

	Environmental Control - 0.1%
1,480,000	Republic Services, Inc. 2.30%, 03/01/2030	1,563,787

	Food - 0.3%
	Conagra Brands, Inc.
900,000	1.38%, 11/01/2027	908,307
455,000	4.60%, 11/01/2025	535,959
1,255,000	Danone S.A. 2.95%, 11/02/2026(6)	1,378,742
	Kroger Co.
1,065,000	4.00%, 02/01/2024	1,170,080
465,000	4.45%, 02/01/2047	585,188
410,000	5.40%, 01/15/2049	594,305
285,000	McCormick & Co., Inc. 2.50%, 04/15/2030	305,192
480,000	Sigma Alimentos S.A. de C.V. 4.13%, 05/02/2026(6)	529,267

		6,007,040

	Gas - 0.1%
330,000	Boston Gas Co. 3.15%, 08/01/2027(6)	366,375

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 14.7% - (continued)
	Gas - 0.1% - (continued)
$1,870,000	KeySpan Gas East Corp. 2.74%, 08/15/2026(6)	$2,053,721

		2,420,096

	Healthcare - Products - 0.3%
2,725,000	Alcon Finance Corp. 3.00%, 09/23/2029(6)	2,974,044
	Boston Scientific Corp.
1,530,000	2.65%, 06/01/2030	1,638,787
135,000	4.00%, 03/01/2029	159,099
835,000	Zimmer Biomet Holdings, Inc. 3.05%, 01/15/2026	920,700

		5,692,630

	Healthcare - Services - 0.7%
1,510,000	Anthem, Inc. 2.25%, 05/15/2030	1,603,964
475,000	Children’s Hospital 2.93%, 07/15/2050	475,700
	CommonSpirit Health
295,000	1.55%, 10/01/2025	303,018
325,000	2.78%, 10/01/2030	344,089
125,000	4.19%, 10/01/2049	145,503
590,000	4.20%, 08/01/2023	637,589
280,000	Cottage Health Obligated Group 3.30%, 11/01/2049	315,462
	Dignity Health
714,000	3.81%, 11/01/2024	777,539
1,353,000	4.50%, 11/01/2042(5)	1,518,073
425,000	HCA, Inc. 5.25%, 06/15/2049	561,338
420,000	Memorial Sloan-Kettering Cancer Center 2.96%, 01/01/2050	446,915
	Mercy Health
1,400,000	3.56%, 08/01/2027	1,548,017
1,210,000	4.30%, 07/01/2028	1,386,318
430,000	PeaceHealth Obligated Group 1.38%, 11/15/2025	438,891
	Sutter Health
265,000	1.32%, 08/15/2025	269,464
615,000	2.29%, 08/15/2030	639,466
	Toledo Hospital (AGM Insured)
900,000	5.33%, 11/15/2028	1,061,077
330,000	5.75%, 11/15/2038	395,601
	UnitedHealth Group, Inc.
355,000	2.00%, 05/15/2030	376,544
125,000	2.90%, 05/15/2050	138,394
1,440,000	3.75%, 07/15/2025	1,640,644

		15,023,606

	Household Products - 0.0%
782,720	Procter & Gamble - Esop 9.36%, 01/01/2021	782,720

	Insurance - 0.6%
420,000	AIA Group Ltd. 3.38%, 04/07/2030(6)	470,743
375,000	American International Group, Inc. 4.38%, 06/30/2050	491,013
840,000	Chubb INA Holdings, Inc. 3.35%, 05/15/2024	917,046
1,200,000	Equitable Financial Life Global Funding 1.40%, 08/27/2027(6)	1,207,404
200,000	Five Corners Funding Trust 4.42%, 11/15/2023(6)	221,845
	Liberty Mutual Group, Inc.
122,000	4.25%, 06/15/2023(6)	132,742
428,000	4.57%, 02/01/2029(6)	525,900
705,000	Marsh & McLennan Cos., Inc. 4.38%, 03/15/2029	858,355
605,000	Massachusetts Mutual Life Insurance Co. 3.38%, 04/15/2050(6)	660,909
1,000,000	MetLife, Inc. 3.60%, 04/10/2024	1,099,078
1,750,000	Nationwide Mutual Insurance Co. 4.35%, 04/30/2050(6)	2,055,764
132,000	Northwestern Mutual Life Insurance Co. 3.63%, 09/30/2059(6)	153,370
870,000	Prudential plc 3.13%, 04/14/2030	986,350
2,220,000	Trinity Acquisition plc 4.40%, 03/15/2026	2,586,494

		12,367,013

The accompanying notes are an integral part of these financial statements.

45

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 14.7% - (continued)
	Internet - 0.2%
$1,020,000	Amazon.com, Inc. 4.80%, 12/05/2034	$1,399,557
405,000	Meituan 3.05%, 10/28/2030(6)	421,038
	Tencent Holdings Ltd.
1,095,000	3.60%, 01/19/2028(6)	1,208,805
470,000	3.98%, 04/11/2029(6)	535,509

		3,564,909

	Investment Company Security - 0.0%
605,000	JAB Holdings B.V. 2.20%, 11/23/2030(6)	608,250

	IT Services - 0.3%
	Apple, Inc.
546,000	3.25%, 02/23/2026	612,728
1,360,000	3.45%, 05/06/2024	1,497,631
	International Business Machines Corp.
2,260,000	1.95%, 05/15/2030	2,329,425
1,675,000	3.30%, 05/15/2026	1,892,680

		6,332,464

	Machinery - Diversified - 0.1%
	Otis Worldwide Corp.
140,000	2.57%, 02/15/2030	150,336
295,000	3.11%, 02/15/2040	320,352
525,000	3.36%, 02/15/2050	607,320

		1,078,008

	Media - 0.6%
	Charter Communications Operating LLC / Charter Communications Operating Capital
85,000	3.70%, 04/01/2051	88,269
243,000	4.80%, 03/01/2050	290,239
187,000	5.13%, 07/01/2049	228,236
225,000	5.38%, 05/01/2047	280,824
	Comcast Corp.
1,500,000	4.40%, 08/15/2035	1,919,623
585,000	4.60%, 10/15/2038	770,928
2,000,000	Cox Communications, Inc. 4.80%, 02/01/2035(6)	2,529,316
585,000	Discovery Communications LLC 4.65%, 05/15/2050	731,686
365,000	Fox Corp. 4.03%, 01/25/2024	401,991
2,386,000	Sky Ltd. 3.75%, 09/16/2024(6)	2,656,310
	Time Warner Cable LLC
395,000	6.55%, 05/01/2037	542,225
250,000	7.30%, 07/01/2038	370,484
130,000	Time Warner Entertainment Co., L.P. 8.38%, 03/15/2023	151,954
385,000	Walt Disney Co. 4.00%, 10/01/2023	421,282

		11,383,367

	Mining - 0.1%
1,575,000	Glencore Finance Canada Ltd. 4.25%, 10/25/2022(6)	1,677,645

	Oil & Gas - 0.6%
1,545,000	Aker BP ASA 4.00%, 01/15/2031(6)	1,673,618
1,200,000	BG Energy Capital plc 4.00%, 10/15/2021(6)	1,231,997
100,000	ConocoPhillips Co. 4.95%, 03/15/2026	120,069
	Equinor ASA
160,000	2.45%, 01/17/2023	166,950
85,000	2.88%, 04/06/2025	92,838
2,470,000	3.00%, 04/06/2027	2,749,976
125,000	3.25%, 11/10/2024	137,731
2,425,000	Hess Corp. 7.30%, 08/15/2031	3,172,774
615,000	Saudi Arabian Oil Co. 3.50%, 04/16/2029(6)	683,582
1,375,000	Total Capital International S.A.2.70%, 01/25/2023	1,441,589

		11,471,124

	Pharmaceuticals - 0.5%
	AbbVie, Inc.
645,000	3.45%, 03/15/2022	665,190

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 14.7% - (continued)
	Pharmaceuticals - 0.5% - (continued)
$975,000	3.80%, 03/15/2025	$1,087,299
315,000	4.25%, 11/21/2049	394,954
845,000	4.45%, 05/14/2046	1,075,000
600,000	4.85%, 06/15/2044	794,124
800,000	5.00%, 12/15/2021	825,887
955,000	Bayer U.S. Finance LLC3.38%, 10/08/2024(6)	1,042,330
955,000	Cigna Corp.4.38%, 10/15/2028	1,154,296
289,000	CVS Health Corp.4.30%, 03/25/2028	343,899
2,015,000	EMD Finance LLC2.95%, 03/19/2022(6)	2,068,840
650,000	Takeda Pharmaceutical Co., Ltd.3.18%, 07/09/2050	693,078

		10,144,897

	Pipelines - 0.4%
	Energy Transfer Operating L.P.
180,000	4.95%, 06/15/2028	207,470
872,000	7.60%, 02/01/2024	1,007,531
	Enterprise Products Operating LLC
100,000	3.70%, 01/31/2051	110,078
145,000	3.95%, 01/31/2060	160,509
	Gray Oak Pipeline LLC
606,000	2.60%, 10/15/2025(6)	624,584
100,000	3.45%, 10/15/2027(6)	104,452
	MPLX L.P.
485,000	4.00%, 03/15/2028	558,023
1,280,000	4.13%, 03/01/2027	1,476,269
945,000	Sunoco Logistics Partners Operations L.P. 5.35%, 05/15/2045	1,041,022
425,000	TransCanada PipeLines Ltd. 4.10%, 04/15/2030	502,702
2,470,000	Western Midstream Operating L.P. 4.00%, 07/01/2022	2,539,111

		8,331,751

	Real Estate Investment Trusts - 0.5%
	American Tower Corp.
375,000	4.40%, 02/15/2026	434,173
400,000	5.00%, 02/15/2024	452,715
1,950,000	Brandywine Operating Partnership L.P. 3.95%, 11/15/2027	2,084,105
985,000	Equinix, Inc. 3.00%, 07/15/2050	997,484
2,000,000	Healthpeak Properties, Inc. 4.00%, 06/01/2025	2,269,655
	SBA Tower Trust
300,000	1.88%, 07/15/2050(6)	308,767
470,000	2.84%, 01/15/2050(6)	500,385
225,000	3.45%, 03/15/2048(6)	238,604
1,171,000	Scentre Group Trust 1 / Scentre Group Trust 2 3.63%, 01/28/2026(6)	1,296,861
	VEREIT Operating Partnership L.P.
395,000	2.20%, 06/15/2028	403,900
170,000	2.85%, 12/15/2032	177,761
1,160,000	3.10%, 12/15/2029	1,251,521
780,000	3.40%, 01/15/2028	861,076

		11,277,007

	Retail - 0.1%
1,000,000	AutoZone, Inc. 3.25%, 04/15/2025	1,095,679
685,000	CVS Health Corp. 4.88%, 07/20/2035	888,881
350,000	McDonald’s Corp. 3.63%, 09/01/2049	410,731

		2,395,291

	Semiconductors - 0.1%
375,000	Broadcom Corp. / Broadcom Cayman Finance Ltd. 3.88%, 01/15/2027	420,865
160,000	Broadcom, Inc. 4.15%, 11/15/2030	185,242
2,275,000	Microchip Technology, Inc. 0.97%, 02/15/2024(6)	2,280,569

		2,886,676

The accompanying notes are an integral part of these financial statements.

46

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 14.7% - (continued)
	Software - 0.3%
	Microsoft Corp.
$1,605,000	2.40%, 08/08/2026	$1,751,034
1,000,000	3.70%, 08/08/2046	1,267,984
	Oracle Corp.
1,565,000	3.60%, 04/01/2050	1,823,356
315,000	3.85%, 04/01/2060	387,360

		5,229,734

	Telecommunications - 0.9%
	AT&T, Inc.
1,930,000	3.10%, 02/01/2043	1,958,889
1,265,000	3.50%, 09/15/2053(6)	1,266,857
2,185,000	4.45%, 04/01/2024	2,440,166
1,125,000	British Telecommunications plc 3.25%, 11/08/2029(6)	1,240,948
	Deutsche Telekom International Finance B.V.
450,000	3.60%, 01/19/2027(6)	505,940
665,000	4.38%, 06/21/2028(6)	785,096
576,000	Orange S.A. 9.00%, 03/01/2031	947,469
2,440,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.74%, 09/20/2029(6)	2,642,739
	T-Mobile USA, Inc.
1,865,000	2.05%, 02/15/2028(6)	1,939,898
255,000	3.30%, 02/15/2051(6)	262,352
	Telefonica Emisiones S.A.
1,035,000	5.21%, 03/08/2047	1,326,674
300,000	5.52%, 03/01/2049	404,817
	Verizon Communications, Inc.
781,000	4.52%, 09/15/2048	1,018,488
222,000	4.67%, 03/15/2055	298,317
715,000	4.75%, 11/01/2041	945,198
283,000	4.81%, 03/15/2039	369,207

		18,353,055

	Transportation - 0.2%
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.
155,000	2.70%, 11/01/2024(6)	166,055
1,100,000	3.38%, 02/01/2022(6)	1,129,159
2,850,000	3.95%, 03/10/2025(6)	3,192,191
465,000	Union Pacific Corp. 3.75%, 02/05/2070	562,460

		5,049,865

	Total Corporate Bonds (cost $275,977,194)	$301,219,440

FOREIGN GOVERNMENT OBLIGATIONS - 0.4%
	Qatar - 0.3%
	Qatar Government International Bond
$4,990,000	2.38%, 06/02/2021(6)	$5,029,920
1,680,000	3.88%, 04/23/2023(6)	1,805,664

		6,835,584

	Saudi Arabia - 0.1%
800,000	Saudi Government International Bond 2.88%, 03/04/2023(6)	837,440

	Total Foreign Government Obligations (cost $7,442,640)	$7,673,024

MUNICIPAL BONDS - 0.9%
	Airport - 0.0%
$190,000	Broward County, FL, Airport System Rev 3.48%, 10/01/2043	$198,176
135,000	Dallas-Fort Worth, TX, International Airport Rev 3.09%, 11/01/2040	141,611

		339,787

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 0.9% - (continued)
	Education - 0.0%
$310,000	Massachusetts School Building Auth 3.40%, 10/15/2040	$333,479

	General - 0.4%
	Chicago, IL, Transit Auth
70,000	6.30%, 12/01/2021	73,434
1,000,000	6.90%, 12/01/2040	1,445,960
365,000	City of Sacramento, CA, (AGM Insured) 6.42%, 08/01/2023	418,973
1,020,000	Florida State Board of Administration Finance Co. 1.71%, 07/01/2027	1,058,750
375,000	Metropolitan Transportation Auth, NY, Rev 6.67%, 11/15/2039	489,443
1,485,000	New York State Urban Dev Corp. Rev 2.10%, 03/15/2022	1,501,498
1,250,000	Philadelphia, PA, Auth for Industrial Dev, (NATL Insured) 6.55%, 10/15/2028	1,610,075
1,335,000	Sales Tax Securitization Corp., IL 4.79%, 01/01/2048	1,670,138

		8,268,271

	General Obligation - 0.1%
685,000	Chicago, IL, Metropolitan Water Reclamation Dist, GO 5.72%, 12/01/2038	981,947
1,180,000	State of Illinois, GO 5.10%, 06/01/2033	1,269,928

		2,251,875

	Higher Education - 0.1%
535,000	California State University 2.90%, 11/01/2051	543,902
145,000	Pennsylvania State University 2.84%, 09/01/2050	149,894
	University of California
225,000	1.32%, 05/15/2027	228,598
380,000	1.61%, 05/15/2030	383,998

		1,306,392

	Power - 0.0%
485,000	New York Utility Debt Securitization Auth 3.44%, 12/15/2025	508,430

	Transportation - 0.2%
	Foothill-Eastern Transportation Corridor Agency, CA, (AGM Insured)
705,000	3.92%, 01/15/2053	752,566
95,000	4.09%, 01/15/2049	102,016
875,000	Illinois State Toll Highway Auth, Taxable Rev 6.18%, 01/01/2034	1,264,480
	Metropolitan Transportation Auth, NY, Rev
640,000	5.18%, 11/15/2049	749,933
35,000	6.20%, 11/15/2026	39,487
570,000	New York and New Jersey Port Auth, Taxable Rev 6.04%, 12/01/2029	760,089

		3,668,571

	Utility - Electric - 0.1%
785,000	Illinois Municipal Electric Agency 6.83%, 02/01/2035	1,073,739
	Municipal Electric Auth, GA
740,000	6.64%, 04/01/2057	1,125,355
208,000	6.66%, 04/01/2057	321,493

		2,520,587

	Total Municipal Bonds (cost $16,719,543)	$19,197,392

The accompanying notes are an integral part of these financial statements.

47

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 0.7%
	Mortgage-Backed Agencies - 0.7%
	FHLMC - 0.0%
$570,000	2.28%, 07/25/2026	$613,737
10,671	3.12%, 04/01/2029, 12 mo. USD CMT + 2.251%(7)	10,763
21,181	4.00%, 03/01/2041	23,350

		647,850

	FNMA - 0.4%
$257,734	0.55%, 10/25/2024, 1 mo. USD LIBOR + 0.400%(7)	$257,223
650,000	2.78%, 06/01/2026	707,292
1,271,663	3.00%, 03/25/2053	1,326,703
325,000	3.07%, 02/01/2025	353,124
2,641,651	3.50%, 06/25/2059	2,937,428
22,378	4.50%, 11/01/2023	24,187
71,962	4.50%, 03/01/2038	79,262
45,063	4.50%, 11/01/2039	50,599
26,494	4.50%, 04/01/2040	29,436
67,955	4.50%, 08/01/2040	76,304
25,968	4.50%, 02/01/2041	29,147
337,969	4.50%, 04/01/2041	378,766
238,515	4.50%, 06/01/2041	266,885
311,860	4.50%, 07/01/2041	350,183
79,890	4.50%, 09/01/2041	89,706
57,661	4.50%, 07/01/2044	62,768

		7,019,013

	GNMA - 0.1%
$56,591	5.00%, 07/15/2037	$63,179
4,729	6.00%, 06/15/2024	5,303
3,566	6.00%, 07/15/2026	4,001
207	6.00%, 01/15/2028	208
1,305	6.00%, 03/15/2028	1,471
25,813	6.00%, 04/15/2028	29,050
53,096	6.00%, 05/15/2028	59,600
15,727	6.00%, 06/15/2028	17,662
30,763	6.00%, 07/15/2028	34,576
10,132	6.00%, 08/15/2028	11,378
36,692	6.00%, 09/15/2028	41,212
76,119	6.00%, 10/15/2028	85,477
56,688	6.00%, 11/15/2028	63,642
67,406	6.00%, 12/15/2028	75,705
1,354	6.00%, 12/15/2031	1,565
16,999	6.00%, 09/15/2032	20,369
5,758	6.00%, 11/15/2032	6,713
1,788	6.00%, 04/15/2033	2,007
67,766	6.00%, 06/15/2033	78,131
23,008	6.00%, 10/15/2033	27,796
2,864	6.00%, 11/15/2033	3,449
47,551	6.00%, 10/15/2034	54,668
53,515	6.00%, 01/15/2035	60,314
6,592	6.00%, 05/15/2035	7,407
7,195	6.00%, 06/15/2035	8,092
184	6.50%, 03/15/2026	204
2,833	6.50%, 01/15/2028	3,146
28,338	6.50%, 03/15/2028	31,472
76,053	6.50%, 04/15/2028	84,467
24,702	6.50%, 05/15/2028	27,436
109,148	6.50%, 06/15/2028	121,223
5,667	6.50%, 10/15/2028	6,294
1,879	6.50%, 02/15/2035	2,189
9,268	7.00%, 11/15/2031	10,375
4,711	7.00%, 03/15/2032	5,288
794,068	7.00%, 11/15/2032	957,003
99,433	7.00%, 01/15/2033	117,035
110,616	7.00%, 05/15/2033	129,674

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 0.7% - (continued)
	Mortgage-Backed Agencies - 0.7% - (continued)
	GNMA - 0.1% - (continued)
$17,864	7.00%, 07/15/2033	$20,650
126,074	7.00%, 11/15/2033	148,303
50,164	7.50%, 09/16/2035	57,417
94	8.00%, 09/15/2026	103
36	8.00%, 11/15/2026	37
5,642	8.00%, 12/15/2026	6,403
94	8.00%, 09/15/2027	97
3,655	8.00%, 07/15/2029	4,240
8,097	8.00%, 12/15/2029	8,411
3,598	8.00%, 01/15/2030	3,720
3,034	8.00%, 02/15/2030	3,058
756	8.00%, 03/15/2030	766
18,985	8.00%, 04/15/2030	19,198
3,996	8.00%, 05/15/2030	4,172
30,671	8.00%, 06/15/2030	32,097
1,896	8.00%, 07/15/2030	1,977
55,244	8.00%, 08/15/2030	56,955
13,733	8.00%, 09/15/2030	14,189
5,974	8.00%, 11/15/2030	6,036
85,146	8.00%, 12/15/2030	96,437

		2,743,047

	UMBS - 0.1%
$1,975,000	2.00%, 01/16/2036(11)	$2,064,801

	Total U.S. Government Agencies (cost $11,722,407)	$12,474,711

U.S. GOVERNMENT SECURITIES - 11.2%
	U.S. Treasury Securities - 11.2%
	U.S. Treasury Bonds - 4.9%
$970,000	1.13%, 08/15/2040	$918,317
72,700	1.25%, 05/15/2050	65,953
1,765,000	1.38%, 08/15/2050	1,653,033
7,005,000	1.63%, 11/15/2050	6,978,731
290,000	2.00%, 02/15/2050	314,967
19,250,000	2.50%, 02/15/2045(12)	22,956,377
6,214,000	2.75%, 11/15/2047	7,798,085
9,735,800	2.88%, 05/15/2043	12,308,181
450,000	3.00%, 08/15/2048	591,979
7,895,000	3.13%, 08/15/2044	10,412,456
4,630,000	3.38%, 05/15/2044	6,331,706
21,300,000	4.38%, 02/15/2038	31,665,445

		101,995,230

	U.S. Treasury Notes - 6.3%
7,155,000	0.13%, 05/31/2022	7,156,398
4,260,000	0.13%, 06/30/2022	4,260,666
6,100,000	0.13%, 11/30/2022	6,100,715
1,715,000	0.13%, 05/15/2023	1,714,531
20,715,000	0.25%, 05/31/2025	20,675,350
17,385,000	0.25%, 07/31/2025	17,334,067
8,770,000	0.25%, 08/31/2025	8,741,566
15,405,000	0.25%, 09/30/2025	15,346,630
6,300,000	0.25%, 12/31/2025	6,304,922
9,015,000	0.38%, 11/30/2025	9,027,677
910,000	0.63%, 05/15/2030	889,667
4,021,000	0.63%, 08/15/2030	3,920,475
4,760,000	0.88%, 11/15/2030	4,744,381
2,450,000	1.13%, 02/28/2025	2,536,420
40,000	1.50%, 02/15/2030	42,317
8,520,000	1.63%, 10/31/2026	9,086,447
1,300,000	1.63%, 08/15/2029	1,390,695
840,000	1.75%, 11/15/2029	907,823
8,205,000	2.13%, 03/31/2024	8,717,492

The accompanying notes are an integral part of these financial statements.

48

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT SECURITIES - 11.2% - (continued)
	U.S. Treasury Securities - 11.2% - (continued)
	U.S. Treasury Notes - 6.3% - (continued)
$80,000	2.38%, 05/15/2029	$90,413

		128,988,652

	Total U.S. Government Securities (cost $204,592,716)	$230,983,882

	Total Long-Term Investments (cost $1,455,629,437)	$2,010,055,453

SHORT-TERM INVESTMENTS - 2.3%
	Repurchase Agreements - 1.6%
32,815,744	Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/2020 at 0.050%, due on 01/04/2021 with a maturity value of $32,815,926; collateralized by U.S. Treasury Bond at 2.875%, maturing 11/15/2046, with a market value of $33,472,072	$32,815,744

	Securities Lending Collateral - 0.7%
13,828,824	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(13)	13,828,824
548,463	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(13)	548,463

		14,377,287

	Total Short-Term Investments (cost $47,193,031)	$47,193,031

Total Investments (cost $1,502,822,468)	100.3%	$2,057,248,484
Other Assets and Liabilities	(0.3)%	(5,027,194)

Total Net Assets	100.0%	$2,052,221,290

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2020, the aggregate fair value of these securities was $17,585,495, which represented 0.9% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $17,585,495 or 0.9% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
08/2011	Allstar Co.	11,702,200	$2,510,647	$13,925,618
11/2013	Tory Burch LLC	67,006	5,251,707	3,659,877

			$7,762,354	$17,585,495

(3)	Affiliated company – The Fund owns greater than 5% of the outstanding voting securities of this issuer.

(4)	Investment valued using significant unobservable inputs.

(5)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(6)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At December 31, 2020, the aggregate value of these securities was $142,633,829, representing 7.0% of net assets.

(7)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2020. Base lending rates may be subject to a floor or cap.

(8)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(9)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2020. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.

(10)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(11)	Represents or includes a TBA transaction.

(12)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of December 31, 2020, the market value of securities pledged was $184,844.

(13)	Current yield as of period end.

The accompanying notes are an integral part of these financial statements.

49

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Futures Contracts Outstanding at December 31, 2020
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 5-Year Note Future	7	03/31/2021	$883,148	$1,844
U.S. Treasury Long Bond Future	1	03/22/2021	173,188	(970)

Total				$874

Short position contracts:
U.S. Treasury 10-Year Note Future	57	03/22/2021	$7,870,453	$(9,882)

Total futures contracts				$(9,008)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$20,235,886	$20,235,886	$—	$—
Banks	110,039,930	109,215,349	824,581	—
Capital Goods	133,249,873	133,249,873	—	—
Consumer Durables & Apparel	22,011,565	22,011,565	—	—
Diversified Financials	35,294,602	35,294,602	—	—
Energy	15,096,689	15,096,689	—	—
Food & Staples Retailing	16,867,119	16,867,119	—	—
Food, Beverage & Tobacco	37,158,562	37,158,562	—	—
Health Care Equipment & Services	144,768,667	144,768,667	—	—
Insurance	62,466,427	62,466,427	—	—
Materials	55,552,676	55,552,676	—	—
Media & Entertainment	154,161,325	154,161,325	—	—
Pharmaceuticals, Biotechnology & Life Sciences	130,336,391	95,457,091	34,879,300	—
Real Estate	18,827,932	18,827,932	—	—
Retailing	85,261,792	67,676,297	13,925,618	3,659,877
Semiconductors & Semiconductor Equipment	60,015,826	60,015,826	—	—
Software & Services	186,035,211	186,035,211	—	—
Technology Hardware & Equipment	53,695,062	53,695,062	—	—
Transportation	36,240,131	36,240,131	—	—
Utilities	16,397,615	16,397,615	—	—
Asset & Commercial Mortgage-Backed Securities	44,793,723	—	44,793,723	—
Corporate Bonds	301,219,440	—	301,219,440	—
Foreign Government Obligations	7,673,024	—	7,673,024	—
Municipal Bonds	19,197,392	—	19,197,392	—
U.S. Government Agencies	12,474,711	—	12,474,711	—
U.S. Government Securities	230,983,882	—	230,983,882	—
Short-Term Investments	47,193,031	14,377,287	32,815,744	—
Futures Contracts(2)	1,844	1,844	—	—

Total	$2,057,250,328	$1,354,803,036	$698,787,415	$3,659,877

Liabilities
Futures Contracts(2)	$(10,852)	$(10,852)	$—	$—

Total	$(10,852)	$(10,852)	$—	$—

(1)

For the year ended December 31, 2020, investments valued at $4,680,880 were transferred out of Level 3 due to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable input. There were no transfers in to Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for year ended December 31, 2020 is not presented.

The accompanying notes are an integral part of these financial statements.

50

Hartford Capital Appreciation HLS Fund

Schedule of Investments

December 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.3%
	Automobiles & Components - 0.7%
23,690	Ferrari N.V.	$5,494,690
355,255	General Motors Co.	14,792,818
133,781	Thor Industries, Inc.	12,440,295

		32,727,803

	Banks - 1.3%
201,903	Atlantic Union Bankshares Corp.	6,650,685
910,043	Bank of America Corp.	27,583,403
293,914	Bank OZK	9,190,691
389,610	Zions Bancorp NA	16,924,658

		60,349,437

	Capital Goods - 5.1%
100,237	3M Co.	17,520,425
70,378	A.O. Smith Corp.	3,858,122
81,065	Airbus SE*	8,896,408
67,355	Carlisle Cos., Inc.	10,519,504
101,665	Dover Corp.	12,835,206
247,200	Emerson Electric Co.	19,867,464
129,595	Fortive Corp.	9,177,918
158,744	General Dynamics Corp.	23,624,282
350,600	HF Global, Inc.*(1)(2)(3)	6,952,398
203,883	Johnson Controls International plc	9,498,909
63,690	Lockheed Martin Corp.	22,608,676
101,089	Northrop Grumman Corp.	30,803,840
319,653	Raytheon Technologies Corp.	22,858,386
10,123	Roper Technologies, Inc.	4,363,924
18,150	Safran S.A.*	2,572,468
758,630	Sanwa Holdings Corp.	8,859,040
14,401	Trane Technologies plc	2,090,449
219,298	Westinghouse Air Brake Technologies Corp.	16,052,614

		232,960,033

	Commercial & Professional Services - 1.3%
297,634	Copart, Inc.*	37,873,927
20,158	CoStar Group, Inc.*	18,631,636
108,510	Recruit Holdings Co., Ltd.	4,557,739

		61,063,302

	Consumer Durables & Apparel - 3.3%
11,103	adidas AG*	4,039,324
225,313	Carter’s, Inc.	21,195,194
121,037	Garmin Ltd.	14,483,288
34,618	Lennar Corp. Class A	2,638,930
36,332	Lululemon Athletica, Inc.*	12,644,626
261,247	NIKE, Inc. Class B	36,958,613
31,324	Peloton Interactive, Inc. Class A*	4,752,477
77,486	Polaris, Inc.	7,382,866
42,900	Sony Corp.	4,322,947
197,826	Steven Madden Ltd.	6,987,214
404,472	VF Corp.	34,545,954

		149,951,433

	Consumer Services - 4.4%
153,475	Chegg, Inc.*	13,863,397
819,860	Compass Group plc	15,291,501
9,192	Domino’s Pizza, Inc.	3,524,764
488,671	DraftKings, Inc. Class A*	22,752,522
17,127	Hilton Worldwide Holdings, Inc.	1,905,550
50,739	Huazhu Group Ltd. ADR	2,284,777
149,287	Las Vegas Sands Corp.	8,897,505
327,859	McDonald’s Corp.	70,351,984
17,340	New Oriental Education & Technology Group, Inc. ADR*	3,221,945
352,616	Penn National Gaming, Inc.*	30,455,444
164,519	Starbucks Corp.	17,600,243

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.3% - (continued)
	Consumer Services - 4.4% - (continued)
90,748	Yum! Brands, Inc.	$9,851,603

		200,001,235

	Diversified Financials - 4.2%
407,069	American Express Co.	49,218,713
446,689	Bank of New York Mellon Corp.	18,957,481
21,843	BlackRock, Inc.	15,760,598
219,895	Blackstone Group, Inc. Class A	14,251,395
103,129	Brookfield Asset Management, Inc. Class A	4,263,216
608,939	Charles Schwab Corp.	32,298,125
298,791	Equitable Holdings, Inc.	7,646,062
26,858	London Stock Exchange Group plc	3,315,258
88,922	LPL Financial Holdings, Inc.	9,267,451
248,017	Raymond James Financial, Inc.	23,727,786
173,780	Voya Financial, Inc.	10,220,002
59,499	XP, Inc. Class A*	2,360,325

		191,286,412

	Energy - 1.0%
633,617	Canadian Natural Resources Ltd.	15,238,489
147,932	Concho Resources, Inc.	8,631,832
157,903	Diamondback Energy, Inc.	7,642,505
288,279	Halliburton Co.	5,448,473
398,943	Petroleo Brasileiro S.A. ADR	4,480,130
268,988	Tenaris S.A. ADR(4)	4,290,359

		45,731,788

	Food & Staples Retailing - 0.8%
78,301	Sysco Corp.	5,814,632
212,488	Walmart, Inc.	30,630,145

		36,444,777

	Food, Beverage & Tobacco - 7.6%
716,194	Altria Group, Inc.	29,363,954
107,508	Archer-Daniels-Midland Co.	5,419,478
126,153	Campbell Soup Co.	6,099,497
799,317	Coca-Cola Co.	43,834,544
83,855	Constellation Brands, Inc. Class A	18,368,438
968,371	Diageo plc	38,317,245
298,536	General Mills, Inc.	17,553,917
126,828	JM Smucker Co.	14,661,317
140,609	Kellogg Co.	8,750,098
686,504	Keurig Dr Pepper, Inc.	21,968,128
301,842	Mondelez International, Inc. Class A	17,648,702
432,344	Monster Beverage Corp.*	39,983,173
258,106	PepsiCo., Inc.	38,277,120
316,510	Philip Morris International, Inc.	26,203,863
263,461	Tyson Foods, Inc. Class A	16,977,427

		343,426,901

	Health Care Equipment & Services - 9.4%
43,861	ABIOMED, Inc.*	14,219,736
49,994	Align Technology, Inc.*	26,715,794
22,921	Anthem, Inc.	7,359,704
258,854	Baxter International, Inc.	20,770,445
266,798	Boston Scientific Corp.*	9,591,388
279,880	Centene Corp.*	16,801,196
389,772	CVS Health Corp.	26,621,428
143,448	Danaher Corp.	31,865,539
238,372	Dentsply Sirona, Inc.	12,481,158
66,014	DexCom, Inc.*	24,406,696
105,901	Insulet Corp.*	27,071,473
45,221	Intuitive Surgical, Inc.*	36,995,300
484,131	Medtronic plc	56,711,105
1,109,551	Multiplan Corp.*(4)	8,865,312
64,912	Quest Diagnostics, Inc.	7,735,563
61,233	Teleflex, Inc.	25,201,666

The accompanying notes are an integral part of these financial statements.

51

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.3% - (continued)
	Health Care Equipment & Services - 9.4% - (continued)
130,287	UnitedHealth Group, Inc.	$45,689,045
44,935	Varian Medical Systems, Inc.*	7,864,074
74,062	Veeva Systems, Inc. Class A*	20,163,380

		427,130,002

	Household & Personal Products - 2.0%
45,289	Clorox Co.	9,144,755
450,177	Colgate-Palmolive Co.	38,494,635
208,493	Kimberly-Clark Corp.	28,111,111
111,378	Procter & Gamble Co.	15,497,135

		91,247,636

	Insurance - 4.5%
838,811	Aflac, Inc.	37,301,925
314,614	Athene Holding Ltd. Class A*	13,572,448
381,345	Chubb Ltd.	58,696,622
500,657	CNO Financial Group, Inc.	11,129,605
95,112	Globe Life, Inc.	9,031,836
322,369	Marsh & McLennan Cos., Inc.	37,717,173
431,930	MetLife, Inc.	20,279,114
79,385	Travelers Cos., Inc.	11,143,272
212,037	Unum Group	4,864,129

		203,736,124

	Materials - 2.8%
190,894	ArcelorMittal S.A.*	4,368,839
106,858	Celanese Corp.	13,885,129
177,356	CRH plc	7,494,001
120,845	Ecolab, Inc.	26,146,024
168,625	FMC Corp.	19,380,071
110,491	Linde plc	29,115,483
112,714	Nutrien Ltd.(4)	5,422,740
128,696	Reliance Steel & Aluminum Co.	15,411,346
60,474	Rio Tinto plc	4,552,065

		125,775,698

	Media & Entertainment - 5.8%
200,317	Activision Blizzard, Inc.	18,599,433
6,394	Alphabet, Inc. Class A*	11,206,380
5,075	Charter Communications, Inc. Class A*	3,357,366
758,788	Comcast Corp. Class A	39,760,491
64,971	Electronic Arts, Inc.	9,329,836
96,793	Facebook, Inc. Class A*	26,439,976
155,321	Match Group, Inc.*	23,482,982
5,857	Netflix, Inc.*	3,167,056
371,005	Omnicom Group, Inc.	23,139,582
299,661	Pinterest, Inc. Class A*	19,747,660
58,721	Roku, Inc.*	19,496,546
520,915	Snap, Inc. Class A*	26,082,214
50,413	Spotify Technology S.A.*	15,862,955
49,847	Tencent Holdings Ltd.	3,586,680
327,233	Twitter, Inc.*	17,719,667
308,143	Zynga, Inc. Class A*	3,041,371

		264,020,195

	Pharmaceuticals, Biotechnology & Life Sciences - 6.9%
132,580	Allakos, Inc.*	18,561,200
73,475	Alnylam Pharmaceuticals, Inc.*	9,549,546
8,402	Argenx SE ADR*	2,470,944
14,359	Ascendis Pharma A/S ADR*	2,394,794
276,463	AstraZeneca plc ADR	13,820,385
77,027	Biogen, Inc.*	18,860,831
433,819	ChemoCentryx, Inc.*	26,862,072
284,397	Elanco Animal Health, Inc.*	8,722,456
96,562	Eli Lilly & Co.	16,303,528
176,090	Exact Sciences Corp.*	23,330,164
1,181	Galapagos N.V. ADR*	116,895

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.3% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 6.9% - (continued)
71,406	Galapagos N.V.*	$7,067,358
96,500	Hangzhou Tigermed Consulting Co., Ltd. Class H*(5)	2,237,953
296,334	Johnson & Johnson	46,637,045
83,538	Kodiak Sciences, Inc.*	12,272,568
9,253	Mettler-Toledo International, Inc.*	10,545,459
400,659	PTC Therapeutics, Inc.*	24,452,219
10,689	Regeneron Pharmaceuticals, Inc.*	5,163,963
65,529	Seagen, Inc.*	11,476,749
44,827	Thermo Fisher Scientific, Inc.	20,879,520
116,774	Vertex Pharmaceuticals, Inc.*	27,598,367
204,757	Wuxi Biologics Cayman, Inc.*(5)	2,715,351

		312,039,367

	Real Estate - 3.6%
119,080	Alexandria Real Estate Equities, Inc. REIT	21,222,438
41,683	American Tower Corp. REIT	9,356,166
478,491	Americold Realty Trust REIT	17,862,069
98,459	Camden Property Trust REIT	9,838,023
54,914	Crown Castle International Corp. REIT	8,741,760
75,685	Digital Realty Trust, Inc. REIT	10,558,814
32,243	Equinix, Inc. REIT	23,027,306
47,182	Prologis, Inc. REIT	4,702,158
69,111	Public Storage REIT	15,959,803
766,130	STORE Capital Corp. REIT	26,033,097
666,834	VICI Properties, Inc. REIT	17,004,267

		164,305,901

	Retailing - 8.1%
97,957	Alibaba Group Holding Ltd. ADR*	22,797,533
8,451,700	Allstar Co.(2)(3)(6)	10,057,523
35,010	Amazon.com, Inc.*	114,025,119
8,195	AutoZone, Inc.*	9,714,681
12,681	Booking Holdings, Inc.*	28,244,011
92,684	CarMax, Inc.*	8,754,931
195,226	Chewy, Inc. Class A*(4)	17,548,865
51,239	Dollar General Corp.	10,775,562
185,159	Dollar Tree, Inc.*	20,004,578
18,022	Lowe’s Cos., Inc.	2,892,711
145,394	Ross Stores, Inc.	17,855,837
1,451,104	TJX Cos., Inc.	99,095,892
115,140	Tory Burch LLC*(1)(2)(3)	6,288,930
23,033	Zalando SE*(5)	2,561,994

		370,618,167

	Semiconductors & Semiconductor Equipment - 2.7%
375,553	Advanced Micro Devices, Inc.*	34,441,966
11,238	ASML Holding N.V.	5,441,181
38,040	Broadcom, Inc.	16,655,814
30,160	Infineon Technologies AG	1,151,768
345,284	Intel Corp.	17,202,049
40,858	KLA Corp.	10,578,545
423,610	Marvell Technology Group Ltd.	20,138,419
138,395	Micron Technology, Inc.*	10,404,536
32,660	MKS Instruments, Inc.	4,913,697

		120,927,975

	Software & Services - 12.5%
84,420	Accenture plc Class A	22,051,348
120,893	Amdocs Ltd.	8,574,941
32,509	ANSYS, Inc.*	11,826,774
13,173	Avalara, Inc.*	2,172,096
57,022	Booz Allen Hamilton Holding Corp.	4,971,178
41,339	Citrix Systems, Inc.	5,378,204
120,730	Cognizant Technology Solutions Corp. Class A	9,893,824
43,277	Fair Isaac Corp.*	22,116,278
28,013	Fidelity National Information Services, Inc.	3,962,719
151,304	FleetCor Technologies, Inc.*	41,280,270
882,889	Genpact Ltd.	36,516,289

The accompanying notes are an integral part of these financial statements.

52

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.3% - (continued)
	Software & Services - 12.5% - (continued)
66,061	Global Payments, Inc.	$14,230,861
526,563	GoDaddy, Inc. Class A*	43,678,401
98,818	Guidewire Software, Inc.*	12,720,841
319,431	International Business Machines Corp.	40,209,974
13,659	Intuit, Inc.	5,188,371
267,773	Leidos Holdings, Inc.	28,148,298
115,890	Microsoft Corp.	25,776,254
556,459	Oracle Corp.	35,997,333
33,925	Paycom Software, Inc.*	15,342,581
38,589	RingCentral, Inc. Class A*	14,624,073
21,112	salesforce.com, Inc.*	4,698,053
121,587	Splunk, Inc.*	20,656,415
159,137	Square, Inc. Class A*	34,634,577
18,237	StoneCo Ltd. Class A*	1,530,449
79,789	Visa, Inc. Class A	17,452,248
85,218	VMware, Inc. Class A*(4)	11,952,677
142,513	WEX, Inc.*	29,005,671
168,635	Workday, Inc. Class A*	40,406,632
50,112	Worldline S.A.*(5)	4,868,283

		569,865,913

	Technology Hardware & Equipment - 5.0%
754,520	Apple, Inc.	100,117,259
166,029	CDW Corp.	21,880,962
535,649	Cisco Systems, Inc.	23,970,293
61,340	F5 Networks, Inc.*	10,792,160
1,555,243	Flex Ltd.*	27,963,269
8,670	Keyence Corp.	4,877,019
157,903	Lumentum Holdings, Inc.*	14,969,204
15,761	Motorola Solutions, Inc.	2,680,316
169,212	Samsung Electronics Co., Ltd.	12,635,985
40,745	TE Connectivity Ltd.	4,932,997
42,748	Vontier Corp.*	1,427,783

		226,247,247

	Telecommunication Services - 0.7%
38,138	Cellnex Telecom S.A.(5)	2,290,299
230,981	T-Mobile U.S., Inc.*	31,147,788

		33,438,087

	Transportation - 2.2%
190,397	Canadian National Railway Co.	20,931,853
37,962	FedEx Corp.	9,855,695
33,556	J.B. Hunt Transport Services, Inc.	4,585,427
97,500	Japan Airlines Co., Ltd.*	1,880,220
213,500	Localiza Rent a Car S.A.	2,834,089
144,002	Union Pacific Corp.	29,984,097
163,488	United Parcel Service, Inc. Class B	27,531,379

		97,602,760

	Utilities - 1.4%
105,449	Consolidated Edison, Inc.	7,620,799
92,282	Duke Energy Corp.	8,449,340
441,901	Exelon Corp.	18,657,060
1,213,853	Iberdrola S.A.	17,443,419
156,006	Pinnacle West Capital Corp.	12,472,680

		64,643,298

	Total Common Stocks (cost $3,266,675,328)	$4,425,541,491

EXCHANGE-TRADED FUNDS - 0.0%
	Other Investment Pools & Funds - 0.0%
11,657	iShares MSCI ACWI ETF(4)	$1,057,523

	Total Exchange-Traded Funds (cost $922,848)	$1,057,523

Shares or Principal Amount		Market Value†
CONVERTIBLE PREFERRED STOCKS - 0.3%
	Consumer Services - 0.1%
33,238	Airbnb, Inc. Series E*(2)(3)	$4,668,277

	Diversified Financials - 0.0%
85,350	Social Finance, Inc. Series F*(1)(2)(3)	1,322,925

	Retailing - 0.1%
40,566	Honest Co., Inc. Series C*(1)(2)(3)	1,444,961

	Software & Services - 0.1%
29,504	Magic Leap, Inc. Series C*(1)(2)(3)	339,886
50,200	Nanigans, Inc. Series D*(1)(2)(3)	—
20,891	Sharecare, Inc. Series B2*(1)(2)(3)	5,261,607

		5,601,493

	Total Convertible Preferred Stocks (cost $10,438,958)	$13,037,656

ESCROWS - 0.0%(7)
	Consumer Durables & Apparel - 0.0%
127,917	One Kings Lane, Inc.*(1)(2)(3)	$20,467

	Total Escrows (cost $—)	$20,467

	Total Long-Term Investments (cost $3,278,037,134)	$4,439,657,137

SHORT-TERM INVESTMENTS - 2.2%
	Repurchase Agreements - 1.6%
74,494,433	Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/2020 at 0.050%, due on 01/04/2021 with a maturity value of $74,494,847; collateralized by U.S. Treasury Note at 0.625%, maturing 11/30/2027, with a market value of $7,785,524; collateralized by U.S. Treasury Note at 4.375%, maturing 11/15/2039, with a market value of $68,198,807	$74,494,433

	Securities Lending Collateral - 0.6%
26,701,218	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(8)	26,701,218
1,058,992	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(8)	1,058,992

		27,760,210

	Total Short-Term Investments (cost $102,254,643)	$102,254,643

Total Investments (cost $3,380,291,777)	99.8%	$4,541,911,780
Other Assets and Liabilities	0.2%	9,364,055

Total Net Assets	100.0%	$4,551,275,835

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

The accompanying notes are an integral part of these financial statements.

53

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

December 31, 2020

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Investment valued using significant unobservable inputs.

(2)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2020, the aggregate fair value of these securities was $36,356,974, which represented 0.8% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third-party pricing service methodology approved by the Board of Directors.

(3)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $36,356,974 or 0.8% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
06/2015	Airbnb, Inc. Series E Convertible Preferred	33,238	$1,547,136	$4,668,277
08/2011	Allstar Co.	8,451,700	1,813,267	10,057,523
06/2015	HF Global, Inc.	350,600	4,713,607	6,952,398
08/2014	Honest Co., Inc. Series C Convertible Preferred	40,566	1,097,606	1,444,961
12/2015	Magic Leap, Inc. Series C Convertible Preferred	29,504	679,566	339,886

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
03/2015	Nanigans, Inc. Series D Convertible Preferred	50,200	$548,109	$—
01/2014	One Kings Lane, Inc.	127,917	—	20,467
03/2015	Sharecare, Inc. Series B2 Convertible Preferred	20,891	5,220,034	5,261,607
09/2015	Social Finance, Inc. Series F Convertible Preferred	85,350	1,346,507	1,322,925
11/2013	Tory Burch LLC	115,140	9,024,247	6,288,930

			$25,990,079	$36,356,974

(4)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(5)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At December 31, 2020, the aggregate value of these securities was $14,673,880, representing 0.3% of net assets.

(6)	Affiliated company – The Fund owns greater than 5% of the outstanding voting securities of this issuer.

(7)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

(8)	Current yield as of period end.

Futures Contracts Outstanding at December 31, 2020
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Nasdaq 100 E-MINI	279	03/19/2021	$71,901,090	$1,906,125

Total futures contracts				$1,906,125

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

54

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$32,727,803	$27,233,113	$5,494,690	$—
Banks	60,349,437	60,349,437	—	—
Capital Goods	232,960,033	205,679,719	20,327,916	6,952,398
Commercial & Professional Services	61,063,302	56,505,563	4,557,739	—
Consumer Durables & Apparel	149,951,433	141,589,162	8,362,271	—
Consumer Services	200,001,235	184,709,734	15,291,501	—
Diversified Financials	191,286,412	187,971,154	3,315,258	—
Energy	45,731,788	45,731,788	—	—
Food & Staples Retailing	36,444,777	36,444,777	—	—
Food, Beverage & Tobacco	343,426,901	305,109,656	38,317,245	—
Health Care Equipment & Services	427,130,002	427,130,002	—	—
Household & Personal Products	91,247,636	91,247,636	—	—
Insurance	203,736,124	203,736,124	—	—
Materials	125,775,698	111,725,172	14,050,526	—
Media & Entertainment	264,020,195	260,433,515	3,586,680	—
Pharmaceuticals, Biotechnology & Life Sciences	312,039,367	300,018,705	12,020,662	—
Real Estate	164,305,901	164,305,901	—	—
Retailing	370,618,167	351,709,720	12,619,517	6,288,930
Semiconductors & Semiconductor Equipment	120,927,975	114,335,026	6,592,949	—
Software & Services	569,865,913	564,997,630	4,868,283	—
Technology Hardware & Equipment	226,247,247	208,734,243	17,513,004	—
Telecommunication Services	33,438,087	31,147,788	2,290,299	—
Transportation	97,602,760	95,722,540	1,880,220	—
Utilities	64,643,298	47,199,879	17,443,419	—
Exchange-Traded Funds	1,057,523	1,057,523	—	—
Convertible Preferred Stocks	13,037,656	—	4,668,277	8,369,379
Escrows	20,467	—	—	20,467
Short-Term Investments	102,254,643	27,760,210	74,494,433	—
Futures Contracts(2)	1,906,125	1,906,125	—	—

Total	$4,543,817,905	$4,254,491,842	$267,694,889	$21,631,174

(1)	For the year ended December 31, 2020, investments valued at $5,551,786 were transferred out of Level 3 due to the expiration of trading restrictions and there were no transfers in to Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for year ended December 31, 2020 is not presented.

The accompanying notes are an integral part of these financial statements.

55

Hartford Disciplined Equity HLS Fund

Schedule of Investments

December 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.5%
	Automobiles & Components - 0.7%
32,400	Tesla, Inc.*	$22,863,708

	Banks - 5.6%
1,978,414	Bank of America Corp.	59,965,728
560,937	JP Morgan Chase & Co.	71,278,265
292,271	PNC Financial Services Group, Inc.	43,548,379

		174,792,372

	Capital Goods - 5.6%
306,670	AMETEK, Inc.	37,088,670
441,612	Fortune Brands Home & Security, Inc.	37,854,981
146,528	IDEX Corp.	29,188,378
189,404	Illinois Tool Works, Inc.	38,615,687
465,054	Raytheon Technologies Corp.	33,256,011

		176,003,727

	Commercial & Professional Services - 1.5%
155,927	Equifax, Inc.	30,068,963
167,728	Republic Services, Inc.	16,152,206

		46,221,169

	Consumer Durables & Apparel - 2.6%
289,144	NIKE, Inc. Class B	40,905,202
474,506	VF Corp.	40,527,557

		81,432,759

	Consumer Services - 1.7%
73,500	Airbnb, Inc. Class A*	10,789,800
206,505	McDonald’s Corp.	44,311,843

		55,101,643

	Diversified Financials - 3.8%
288,898	American Express Co.	34,930,657
48,049	BlackRock, Inc.	34,669,276
709,763	Morgan Stanley	48,640,058

		118,239,991

	Energy - 0.9%
560,425	EOG Resources, Inc.	27,948,395

	Food & Staples Retailing - 2.6%
91,956	Costco Wholesale Corp.	34,647,182
333,503	Walmart, Inc.	48,074,457

		82,721,639

	Food, Beverage & Tobacco - 2.6%
222,104	Constellation Brands, Inc. Class A	48,651,881
376,408	Monster Beverage Corp.*	34,810,212

		83,462,093

	Health Care Equipment & Services - 8.1%
247,044	Abbott Laboratories	27,048,848
434,811	Baxter International, Inc.	34,889,235
117,266	Becton Dickinson and Co.	29,342,298
167,518	Danaher Corp.	37,212,448
513,047	Hologic, Inc.*	37,365,213
119,912	Laboratory Corp. of America Holdings*	24,408,088
186,706	UnitedHealth Group, Inc.	65,474,060

		255,740,190

	Household & Personal Products - 3.4%
416,005	Colgate-Palmolive Co.	35,572,587
510,906	Procter & Gamble Co.	71,087,461

		106,660,048

	Insurance - 1.7%
562,838	Athene Holding Ltd. Class A*	24,280,831
193,488	Chubb Ltd.	29,781,673

		54,062,504

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.5% - (continued)
	Materials - 2.1%
283,851	PPG Industries, Inc.	$40,936,991
161,074	Vulcan Materials Co.	23,888,885

		64,825,876

	Media & Entertainment - 9.4%
72,513	Alphabet, Inc. Class A*	127,089,184
3,225	Alphabet, Inc. Class C*	5,649,813
292,501	Facebook, Inc. Class A*	79,899,573
459,503	Walt Disney Co.*	83,252,754

		295,891,324

	Pharmaceuticals, Biotechnology & Life Sciences - 5.8%
337,644	Eli Lilly & Co.	57,007,813
689,166	Merck & Co., Inc.	56,373,779
41,251	Regeneron Pharmaceuticals, Inc.*	19,928,771
105,608	Thermo Fisher Scientific, Inc.	49,190,094

		182,500,457

	Real Estate - 1.5%
138,548	American Tower Corp. REIT	31,098,484
368,447	Gaming and Leisure Properties, Inc. REIT	15,622,153
10,657	We Co. Class A*(1)(2)(3)	40,070

		46,760,707

	Retailing - 6.2%
41,855	Amazon.com, Inc.*	136,318,805
41,578	JAND, Inc. Class A*(1)(2)(3)	960,036
798,585	TJX Cos., Inc.	54,535,370
38,805	Tory Burch LLC*(1)(2)(3)	2,119,531

		193,933,742

	Semiconductors & Semiconductor Equipment - 6.0%
279,897	Advanced Micro Devices, Inc.*	25,669,354
94,007	KLA Corp.	24,339,353
330,850	Micron Technology, Inc.*	24,873,303
241,795	QUALCOMM, Inc.	36,835,050
233,879	Teradyne, Inc.	28,039,753
297,747	Texas Instruments, Inc.	48,869,215

		188,626,028

	Software & Services - 12.8%
230,422	Fidelity National Information Services, Inc.	32,595,496
171,742	Global Payments, Inc.	36,996,662
279,981	GoDaddy, Inc. Class A*	23,224,424
367,041	Leidos Holdings, Inc.	38,583,350
156,403	Mastercard, Inc. Class A	55,826,487
528,411	Microsoft Corp.	117,529,175
215,576	salesforce.com, Inc.*	47,972,127
285,015	SS&C Technologies Holdings, Inc.	20,734,841
121,071	Workday, Inc. Class A*	29,009,822

		402,472,384

	Technology Hardware & Equipment - 8.6%
1,313,295	Apple, Inc.	174,261,114
169,703	CDW Corp.	22,365,158
1,039,686	Corning, Inc.	37,428,696
219,292	Motorola Solutions, Inc.	37,292,797

		271,347,765

	Telecommunication Services - 1.3%
720,578	Verizon Communications, Inc.	42,333,958

	Transportation - 1.4%
167,915	FedEx Corp.	43,594,092

	Utilities - 2.6%
464,467	American Electric Power Co., Inc.	38,676,167

The accompanying notes are an integral part of these financial statements.

56

Hartford Disciplined Equity HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.5% - (continued)
	Utilities - 2.6% - (continued)
562,076	NextEra Energy, Inc.	$43,364,164

		82,040,331

	Total Common Stocks (cost $2,291,335,084)	$3,099,576,902

CONVERTIBLE PREFERRED STOCKS - 1.0%
	Real Estate - 0.1%
145,709	We Co. Series D1*(1)(2)(3)	$919,424
114,486	We Co. Series D2*(1)(2)(3)	722,406

		1,641,830

	Retailing - 0.7%
1,605,750	Coupang LLC*(1)(2)(3)	16,555,283
102,040	Honest Co., Inc. Series C*(1)(2)(3)	3,634,665
92,843	JAND, Inc. Series D*(1)(2)(3)	2,172,526

		22,362,474

	Software & Services - 0.2%
1,871,878	Essence Group Holdings Corp. Series 3*(1)(2)(3)	4,305,319
287,204	Lookout, Inc. Series F*(1)(2)(3)	2,705,462

		7,010,781

	Total Convertible Preferred Stocks (cost $19,399,460)	$31,015,085

ESCROWS - 0.0%
	Software & Services - 0.0%
210,735	Veracode, Inc.*(1)(2)(3)	$5,167

	Total Escrows (cost $—)	$5,167

	Total Long-Term Investments (cost $2,310,734,544)	$3,130,597,154

SHORT-TERM INVESTMENTS - 0.5%
	Repurchase Agreements - 0.5%
15,875,965	Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/2020 at 0.050%, due on 01/04/2021 with a maturity value of $15,876,053; collateralized by U.S. Treasury Note at 4.375%, maturing 11/15/2039, with a market value of $16,193,587	$15,875,965

	Total Short-Term Investments (cost $15,875,965)	$15,875,965

Total Investments (cost $2,326,610,509)	100.0%	$3,146,473,119
Other Assets and Liabilities	0.0%	(1,121,780)

Total Net Assets	100.0%	$3,145,351,339

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Investment valued using significant unobservable inputs.

(2)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2020, the aggregate fair value of these securities was $34,139,889, which represented 1.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $34,139,889 or 1.1% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
11/2014	Coupang LLC Convertible Preferred	1,605,750	$4,998,894	$16,555,283
05/2014	Essence Group Holdings Corp. Series 3 Convertible Preferred	1,871,878	2,960,001	4,305,319
08/2014	Honest Co., Inc. Series C Convertible Preferred	102,040	2,760,927	3,634,665
04/2015	JAND, Inc. Class A	41,578	477,536	960,036
04/2015	JAND, Inc. Series D Convertible Preferred	92,843	1,066,330	2,172,526
07/2014	Lookout, Inc. Series F Convertible Preferred	287,204	3,280,760	2,705,462
11/2013	Tory Burch LLC	38,805	3,041,403	2,119,531
04/2017	Veracode, Inc.	210,735	—	5,167
12/2014	We Co. Class A	10,657	177,452	40,070
12/2014	We Co. Series D1 Convertible Preferred	145,709	2,426,224	919,424
12/2014	We Co. Series D2 Convertible Preferred	114,486	1,906,324	722,406

			$23,095,851	$34,139,889

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

57

Hartford Disciplined Equity HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$22,863,708	$22,863,708	$—	$—
Banks	174,792,372	174,792,372	—	—
Capital Goods	176,003,727	176,003,727	—	—
Commercial & Professional Services	46,221,169	46,221,169	—	—
Consumer Durables & Apparel	81,432,759	81,432,759	—	—
Consumer Services	55,101,643	55,101,643	—	—
Diversified Financials	118,239,991	118,239,991	—	—
Energy	27,948,395	27,948,395	—	—
Food & Staples Retailing	82,721,639	82,721,639	—	—
Food, Beverage & Tobacco	83,462,093	83,462,093	—	—
Health Care Equipment & Services	255,740,190	255,740,190	—	—
Household & Personal Products	106,660,048	106,660,048	—	—
Insurance	54,062,504	54,062,504	—	—
Materials	64,825,876	64,825,876	—	—
Media & Entertainment	295,891,324	295,891,324	—	—
Pharmaceuticals, Biotechnology & Life Sciences	182,500,457	182,500,457	—	—
Real Estate	46,760,707	46,720,637	—	40,070
Retailing	193,933,742	190,854,175	—	3,079,567
Semiconductors & Semiconductor Equipment	188,626,028	188,626,028	—	—
Software & Services	402,472,384	402,472,384	—	—
Technology Hardware & Equipment	271,347,765	271,347,765	—	—
Telecommunication Services	42,333,958	42,333,958	—	—
Transportation	43,594,092	43,594,092	—	—
Utilities	82,040,331	82,040,331	—	—
Convertible Preferred Stocks	31,015,085	—	—	31,015,085
Escrows	5,167	—	—	5,167
Short-Term Investments	15,875,965	—	15,875,965	—

Total	$3,146,473,119	$3,096,457,265	$15,875,965	$34,139,889

(1)	For the year ended December 31, 2020, there were no transfers in and out of Level 3.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended December 31, 2020:

	Common Stocks	Convertible Preferred Stocks	Escrows	Total
Beginning balance	$—	$—	$—	$—
Purchases	—	—	—	—
Sales	—	—	—	—
Accrued discounts/(premiums)	—	—	—	—
Total realized gain/(loss)	—	—	—	—
Net change in unrealized appreciation/depreciation	794,289	1,260,853	(109,473)	1,945,669
Transfers into Level 3(1)	2,325,348	29,754,232	114,640	32,194,220

Ending balance	$3,119,637	$31,015,085	$5,167	$34,139,889

(1)	Transfer into level 3 includes the fair value of level 3 assets held by the Hartford Growth Opportunities HLS Fund as of September 18, 2020 which merged into the Fund in the amount of $32,194,220.

The change in net unrealized appreciation/(depreciation) relating to the Level 3 investments held at December 31, 2020 was $1,945,669.

The accompanying notes are an integral part of these financial statements.

58

Hartford Dividend and Growth HLS Fund

Schedule of Investments

December 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.3%
	Banks - 9.5%
3,876,758	Bank of America Corp.	$117,504,535
427,925	Bank of Nova Scotia	23,125,067
1,056,878	JP Morgan Chase & Co.	134,297,487
396,481	PNC Financial Services Group, Inc.	59,075,669

		334,002,758

	Capital Goods - 8.6%
165,797	Deere & Co.	44,607,683
224,463	Eaton Corp. plc	26,966,985
221,474	General Dynamics Corp.	32,959,761
732,292	Ingersoll Rand, Inc.*	33,363,224
1,268,255	Johnson Controls International plc	59,088,000
84,797	Lockheed Martin Corp.	30,101,239
307,809	Otis Worldwide Corp.	20,792,498
793,293	Raytheon Technologies Corp.	56,728,382

		304,607,772

	Consumer Services - 2.3%
421,254	Hilton Worldwide Holdings, Inc.	46,868,720
156,080	McDonald’s Corp.	33,491,646

		80,360,366

	Diversified Financials - 5.0%
482,858	American Express Co.	58,382,361
67,435	BlackRock, Inc.	48,657,050
677,898	Charles Schwab Corp.	35,955,710
366,179	Northern Trust Corp.	34,105,912

		177,101,033

	Energy - 4.5%
617,853	Chevron Corp.	52,177,686
998,316	ConocoPhillips	39,922,657
368,506	Hess Corp.	19,453,432
597,676	Marathon Petroleum Corp.	24,719,879
508,281	Total S.A.ADR	21,302,057

		157,575,711

	Food & Staples Retailing - 2.4%
545,129	Sysco Corp.	40,481,279
299,758	Walmart, Inc.	43,210,116

		83,691,395

	Food, Beverage & Tobacco - 3.3%
1,096,658	Coca-Cola Co.	60,140,725
445,472	Kellogg Co.	27,721,722
198,222	PepsiCo., Inc.	29,396,323

		117,258,770

	Health Care Equipment & Services - 7.2%
109,557	Anthem, Inc.	35,177,657
148,725	Becton Dickinson and Co.	37,213,970
299,271	HCA Healthcare, Inc.	49,218,109
437,672	Medtronic plc	51,268,898
225,711	UnitedHealth Group, Inc.	79,152,333

		252,030,967

	Insurance - 4.7%
1,070,913	American International Group, Inc.	40,544,766
281,508	Chubb Ltd.	43,329,711
680,705	Principal Financial Group, Inc.	33,769,775
607,068	Prudential Financial, Inc.	47,393,799

		165,038,051

	Materials - 4.0%
520,305	Celanese Corp.	67,608,432
272,825	FMC Corp.	31,355,777
290,658	PPG Industries, Inc.	41,918,697

		140,882,906

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.3% - (continued)
	Media & Entertainment - 5.8%
64,964	Alphabet, Inc. Class A*	$113,858,505
1,699,386	Comcast Corp. Class A	89,047,826

		202,906,331

	Pharmaceuticals, Biotechnology & Life Sciences - 8.1%
286,412	Agilent Technologies, Inc.	33,936,958
804,520	AstraZeneca plc ADR	40,217,955
344,853	Bristol-Myers Squibb Co.	21,391,232
142,252	Eli Lilly & Co.	24,017,828
574,043	Merck & Co., Inc.	46,956,717
407,539	Novartis AG ADR	38,483,908
2,192,671	Pfizer, Inc.	80,712,219

		285,716,817

	Real Estate - 2.3%
122,053	American Tower Corp. REIT	27,396,016
1,991	Gaming and Leisure Properties, Inc. REIT	84,419
1,633,548	Host Hotels & Resorts, Inc. REIT	23,898,807
129,360	Public Storage REIT	29,873,105

		81,252,347

	Retailing - 4.2%
171,870	Home Depot, Inc.	45,652,110
313,824	Lowe’s Cos., Inc.	50,371,890
751,604	TJX Cos., Inc.	51,327,037

		147,351,037

	Semiconductors & Semiconductor Equipment - 5.2%
161,301	Broadcom, Inc.	70,625,643
362,778	Intel Corp.	18,073,600
61,367	KLA Corp.	15,888,530
480,367	Micron Technology, Inc.*	36,113,991
248,502	Texas Instruments, Inc.	40,786,633

		181,488,397

	Software & Services - 5.9%
138,869	Accenture plc Class A	36,273,971
120,695	International Business Machines Corp.	15,193,087
703,822	Microsoft Corp.	156,544,089

		208,011,147

	Technology Hardware & Equipment - 7.9%
789,015	Apple, Inc.	104,694,400
1,453,929	Cisco Systems, Inc.	65,063,323
1,232,831	Corning, Inc.	44,381,916
1,858,944	HP, Inc.	45,711,433
115,567	Motorola Solutions, Inc.	19,653,324

		279,504,396

	Telecommunication Services - 3.0%
1,807,160	Verizon Communications, Inc.	106,170,650

	Transportation - 0.9%
151,524	Union Pacific Corp.	31,550,327

	Utilities - 3.5%
578,611	Dominion Energy, Inc.	43,511,547
909,877	Exelon Corp.	38,415,007
333,096	Sempra Energy	42,439,762

		124,366,316

	Total Common Stocks (cost $2,228,154,768)	$3,460,867,494

The accompanying notes are an integral part of these financial statements.

59

Hartford Dividend and Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 1.2%
	Repurchase Agreements - 1.2%
42,837,301	Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/2020 at 0.05%, due on 01/04/2021 with a maturity value of $42,837,539; collateralized by U.S. Treasury Note at 0.125%, maturing 12/15/2023, with a market value of $43,694,137	$42,837,301

	Total Short-Term Investments (cost $42,837,301)	$42,837,301

Total Investments (cost $2,270,992,069)	99.5%	$3,503,704,795
Other Assets and Liabilities	0.5%	18,595,913

Total Net Assets	100.0%	$3,522,300,708

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$334,002,758	$334,002,758	$—	$—
Capital Goods	304,607,772	304,607,772	—	—
Consumer Services	80,360,366	80,360,366	—	—
Diversified Financials	177,101,033	177,101,033	—	—
Energy	157,575,711	157,575,711	—	—
Food & Staples Retailing	83,691,395	83,691,395	—	—
Food, Beverage & Tobacco	117,258,770	117,258,770	—	—
Health Care Equipment & Services	252,030,967	252,030,967	—	—
Insurance	165,038,051	165,038,051	—	—
Materials	140,882,906	140,882,906	—	—
Media & Entertainment	202,906,331	202,906,331	—	—
Pharmaceuticals, Biotechnology & Life Sciences	285,716,817	285,716,817	—	—
Real Estate	81,252,347	81,252,347	—	—
Retailing	147,351,037	147,351,037	—	—
Semiconductors & Semiconductor Equipment	181,488,397	181,488,397	—	—
Software & Services	208,011,147	208,011,147	—	—
Technology Hardware & Equipment	279,504,396	279,504,396	—	—
Telecommunication Services	106,170,650	106,170,650	—	—
Transportation	31,550,327	31,550,327	—	—
Utilities	124,366,316	124,366,316	—	—
Short-Term Investments	42,837,301	—	42,837,301	—

Total	$3,503,704,795	$3,460,867,494	$42,837,301	$—

(1)	For the year ended December 31, 2020, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

60

Hartford Healthcare HLS Fund

Schedule of Investments

December 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.3%
	Biotechnology - 21.2%
30,225	89bio, Inc.*	$736,583
22,013	Akero Therapeutics, Inc.*	567,935
102,010	Alkermes plc*	2,035,100
15,124	Alnylam Pharmaceuticals, Inc.*	1,965,666
41,003	Apellis Pharmaceuticals, Inc.*	2,345,372
25,826	Arena Pharmaceuticals, Inc.*	1,984,212
2,158	Argenx SE ADR*	634,646
4,169	Ascendis Pharma A/S ADR*	695,306
11,445	Avidity Biosciences, Inc.*	292,076
2,800	BioAtla, Inc.*	95,228
9,860	Biogen, Inc.*	2,414,320
13,775	Biohaven Pharmaceutical Holding Co., Ltd.*	1,180,655
6,316	Black Diamond Therapeutics, Inc.*	202,428
38,059	Coherus Biosciences, Inc.*	661,465
25,239	Constellation Pharmaceuticals, Inc.*	726,883
10,356	Exact Sciences Corp.*	1,372,066
39,600	Freeline Therapeutics Holdings plc ADR*	723,096
4,764	Galapagos N.V.*	471,513
86,300	Gamida Cell Ltd.*	724,057
7,532	Generation Bio Co.*	213,532
2,813	Genmab A/S*	1,140,654
21,164	Genus plc	1,211,003
139,866	ImmunoGen, Inc.*	902,136
318,000	InnoCare Pharma Ltd.*(1)	553,082
135,142	Ironwood Pharmaceuticals, Inc.*	1,539,267
17,179	Kodiak Sciences, Inc.*	2,523,767
14,029	Kymera Therapeutics, Inc.*	869,798
11,818	Madrigal Pharmaceuticals, Inc.*	1,313,807
7,182	Mirati Therapeutics, Inc.*	1,577,455
30,596	Myovant Sciences Ltd.*	845,062
47,092	Nurix Therapeutics, Inc.*	1,548,385
25,403	Oyster Point Pharma, Inc.*	478,084
82,279	PhaseBio Pharmaceuticals, Inc.*(2)	276,457
18,678	Radius Health, Inc.*	333,589
244,535	Rigel Pharmaceuticals, Inc.*	855,873
17,131	Seagen, Inc.*	3,000,323
7,300	Sigilon Therapeutics, Inc.*	350,619
72,877	Syndax Pharmaceuticals, Inc.*	1,620,785
9,521	Turning Point Therapeutics, Inc.*	1,160,134
30,679	UroGen Pharma Ltd.*(2)	552,836
11,493	Vertex Pharmaceuticals, Inc.*	2,716,256
28,678	Zai Lab Ltd. ADR*	3,881,281
8,768	Zealand Pharma A/S ADR*(2)	315,122

		49,607,914

	Electronic Equipment & Instruments - 0.1%
3,900	908 Devices, Inc.*	222,105

	Health Care Distributors - 0.5%
41,699	Owens & Minor, Inc.	1,127,958

	Health Care Equipment - 23.0%
68,842	Abbott Laboratories	7,537,511
42,331	Baxter International, Inc.	3,396,639
22,785	Becton Dickinson and Co.	5,701,263
186,437	Boston Scientific Corp.*	6,702,410
35,503	Danaher Corp.	7,886,636
68,996	Edwards Lifesciences Corp.*	6,294,505
21,500	Everest Medicines Ltd.*(1)	187,754
31,195	Hologic, Inc.*	2,271,932
20,230	Integra LifeSciences Holdings Corp.*	1,313,332
5,193	Intuitive Surgical, Inc.*	4,248,393
2,961	Masimo Corp.*	794,673
17,374	NuVasive, Inc.*	978,677
6,212	Penumbra, Inc.*(2)	1,087,100
102,840	Smith & Nephew plc	2,136,241

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.3% - (continued)
	Health Care Equipment - 23.0% - (continued)
8,345	Teleflex, Inc.	$3,434,552

		53,971,618

	Health Care Facilities - 3.3%
25,933	Acadia Healthcare Co., Inc.*	1,303,392
26,284	Encompass Health Corp.	2,173,424
25,758	HCA Healthcare, Inc.	4,236,161

		7,712,977

	Health Care Services - 1.8%
5,497	Amedisys, Inc.*	1,612,435
6,280	LHC Group, Inc.*	1,339,650
49,102	R1 RCM, Inc.*	1,179,430

		4,131,515

	Health Care Supplies - 0.9%
418,981	ConvaTec Group plc(1)	1,141,330
5,790	Quidel Corp.*	1,040,174

		2,181,504

	Integrated Telecommunication Services - 0.3%
55,400	MedTech Acquisition Corp. UNIT*	581,700
10,882	Therapeutics Acquisition Corp. Class A*	151,804

		733,504

	Life Sciences Tools & Services - 10.7%
3,688	Bio-Techne Corp.	1,171,124
10,821	ICON plc*	2,109,879
22,324	NanoString Technologies, Inc.*	1,493,029
25,366	NeoGenomics, Inc.*	1,365,705
83,583	PPD, Inc.*	2,860,210
18,017	PRA Health Sciences, Inc.*	2,260,052
2,457	Tecan Group AG	1,205,115
20,918	Thermo Fisher Scientific, Inc.	9,743,186
63,762	WuXi AppTec Co., Ltd. Class H(1)	1,250,833
115,500	Wuxi Biologics Cayman, Inc.*(1)	1,531,684

		24,990,817

	Managed Health Care - 11.6%
33,837	Centene Corp.*	2,031,235
8,835	Humana, Inc.	3,624,735
5,738	Molina Healthcare, Inc.*	1,220,358
67,500	Notre Dame Intermedica Participacoes S.A.	1,018,049
54,697	UnitedHealth Group, Inc.	19,181,144

		27,075,521

	Pharmaceuticals - 23.9%
71,743	Amneal Pharmaceuticals, Inc.*	327,866
113,300	Astellas Pharma, Inc.	1,754,310
120,038	AstraZeneca plc ADR	6,000,700
130,193	Bristol-Myers Squibb Co.	8,075,872
101,035	Daiichi Sankyo Co., Ltd.	3,462,487
31,409	Eisai Co., Ltd.	2,246,156
29,994	Elanco Animal Health, Inc.*	919,916
63,541	Eli Lilly & Co.	10,728,262
1,709	Harmony Biosciences Holdings, Inc.*	61,780
6,664	Hikma Pharmaceuticals plc	229,046
14,762	Hutchison China MediTech Ltd. ADR*	472,679
16,905	Laboratorios Farmaceuticos Rovi S.A.	782,711
5,600	Nippon Shinyaku Co., Ltd.	367,583
12,274	Novartis AG	1,155,694
38,476	Ono Pharmaceutical Co., Ltd.	1,159,466
337,552	Pfizer, Inc.	12,425,289
36,276	Revance Therapeutics, Inc.*	1,028,062
5,819	Takeda Pharmaceutical Co., Ltd.	210,586
26,224	Theravance Biopharma, Inc.*	466,000
16,276	UCB S.A.	1,681,268

The accompanying notes are an integral part of these financial statements.

61

Hartford Healthcare HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.3% - (continued)
	Pharmaceuticals - 23.9% - (continued)
122,404	Viatris, Inc.*	$2,293,851

		55,849,584

	Total Common Stocks (cost $153,296,753)	$227,605,017

SHORT-TERM INVESTMENTS - 2.5%
	Repurchase Agreements - 1.8%
4,263,653	Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/2020 at 0.050%, due on 01/04/2021 with a maturity value of $4,263,677; collateralized by U.S. Treasury Note at 2.875%, maturing 11/30/2023, with a market value of $4,348,932	$4,263,653

	Securities Lending Collateral - 0.7%
1,611,925	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(3)	1,611,925
63,931	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(3)	63,931

		1,675,856

	Total Short-Term Investments (cost $5,939,509)	$5,939,509

Total Investments (cost $159,236,262)	99.8%	$233,544,526
Other Assets and Liabilities	0.2%	488,668

Total Net Assets	100.0%	$234,033,194

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At December 31, 2020, the aggregate value of these securities was $4,664,683, representing 2.0% of net assets.

(2)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(3)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Biotechnology	$49,607,914	$46,231,662	$3,376,252	$—
Electronic Equipment & Instruments	222,105	222,105	—	—
Health Care Distributors	1,127,958	1,127,958	—	—
Health Care Equipment	53,971,618	51,835,377	2,136,241	—
Health Care Facilities	7,712,977	7,712,977	—	—
Health Care Services	4,131,515	4,131,515	—	—
Health Care Supplies	2,181,504	2,181,504	—	—
Integrated Telecommunication Services	733,504	733,504	—	—
Life Sciences Tools & Services	24,990,817	21,003,185	3,987,632	—
Managed Health Care	27,075,521	27,075,521	—	—
Pharmaceuticals	55,849,584	43,582,988	12,266,596	—
Short-Term Investments	5,939,509	1,675,856	4,263,653	—

Total	$233,544,526	$207,514,152	$26,030,374	$—

(1)	For the year ended December 31, 2020, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

62

Hartford International Opportunities HLS Fund

Schedule of Investments

December 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.5%
	Argentina - 0.6%
4,187	MercadoLibre, Inc.*	$7,014,146

	Australia - 1.9%
845,142	Goodman Group REIT	12,353,840
2,278,344	Sydney Airport*	11,277,392

		23,631,232

	Austria - 0.1%
21,113	OMV AG	843,318

	Belgium - 1.5%
178,796	KBC Group N.V.*	12,512,350
65,548	UCB S.A.	6,770,936

		19,283,286

	Brazil - 3.2%
692,512	Localiza Rent a Car S.A.	9,192,696
1,245,823	Petroleo Brasileiro S.A. ADR	13,990,592
84,729	StoneCo Ltd. Class A*	7,110,458
239,146	XP, Inc. Class A*	9,486,922

		39,780,668

	Canada - 6.8%
355,144	Alimentation Couche-Tard, Inc. Class B	12,103,187
477,004	Brookfield Asset Management, Inc. Class A	19,718,714
228,138	Canadian National Railway Co.	25,081,021
9,612	Constellation Software, Inc.	12,481,630
5,063	Shopify, Inc. Class A*	5,731,063
500,655	Suncor Energy, Inc.	8,397,348
17,877	Topicus.com, Inc.*(1)(2)	519,627

		84,032,590

	Cayman Islands - 0.7%
653,780	Wuxi Biologics Cayman, Inc.*(3)	8,669,994

	China - 12.3%
122,222	Alibaba Group Holding Ltd. ADR*	28,444,726
81,000	Alibaba Group Holding Ltd.*	2,355,845
109,400	China International Travel Service Corp. Ltd. Class A	4,735,116
1,193,626	ENN Energy Holdings Ltd.	17,522,072
263,020	Hangzhou Tigermed Consulting Co., Ltd. Class A	6,494,521
91,400	Hangzhou Tigermed Consulting Co., Ltd. Class H*(3)	2,119,678
357,100	Hualan Biological Engineering, Inc. Class A	2,308,782
161,156	Huazhu Group Ltd. ADR	7,256,855
784,500	Longfor Properties Co., Ltd.(3)	4,588,911
85,739	Meituan Dianping Class B*	3,227,512
58,863	New Oriental Education & Technology Group, Inc. ADR*	10,937,334
447,300	Shanghai International Airport Co., Ltd. Class A	5,179,259
158,700	Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class A	10,323,772
55,936	TAL Education Group ADR*	3,999,983
508,765	Tencent Holdings Ltd.	36,607,559
201,625	WuXi AppTec Co., Ltd. Class H(3)	3,955,320
177,000	Yifeng Pharmacy Chain Co., Ltd. Class A	2,443,980

		152,501,225

	Denmark - 2.0%
36,438	Ascendis Pharma A/S ADR*	6,077,130
65,261	DSV Panalpina A/S	10,967,878
18,345	Genmab A/S*	7,438,785

		24,483,793

	France - 10.8%
50,590	Airbus SE*	5,551,955
380,790	AXA S.A.	9,132,234
258,518	BNP Paribas S.A.*	13,647,732
238,643	Edenred	13,552,831

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.5% - (continued)
	France - 10.8% - (continued)
12,620	Hermes International	$13,570,008
55,030	L’Oreal S.A.	20,996,805
97,348	Safran S.A.*	13,797,498
155,668	Schneider Electric SE	22,498,294
3	Total S.A.	130
214,096	Worldline S.A.*(3)	20,799,010

		133,546,497

	Germany - 5.1%
53,857	adidas AG*	19,593,431
87,139	Allianz SE	21,407,686
250,329	Infineon Technologies AG	9,559,716
114,621	Zalando SE*(3)	12,749,459

		63,310,292

	Hong Kong - 1.7%
889,577	AIA Group Ltd.	10,840,491
580,000	Alibaba Health Information Technology Ltd.*	1,716,809
639,299	Techtronic Industries Co., Ltd.	9,137,770

		21,695,070

	India - 1.6%
576,987	HDFC Bank Ltd.*	11,364,613
326,408	Reliance Industries Ltd.	8,881,208

		20,245,821

	Ireland - 2.3%
173,077	CRH plc	7,313,196
221,592	Experian plc	8,417,978
68,819	Ryanair Holdings plc ADR*	7,568,714
108,439	Smurfit Kappa Group plc	5,039,330

		28,339,218

	Italy - 1.8%
95,005	Ferrari N.V.	22,035,586

	Japan - 14.5%
175,000	Daiichi Sankyo Co., Ltd.	5,997,280
51,625	Daikin Industries Ltd.	11,484,862
75,800	East Japan Railway Co.	5,057,026
22,700	Eisai Co., Ltd.	1,623,348
6,000	Fast Retailing Co., Ltd.	5,380,075
94,700	Hoya Corp.	13,115,458
249,400	Japan Airlines Co., Ltd.*	4,809,507
42,002	Keyence Corp.	23,626,822
1,035	LaSalle Logiport REIT	1,670,163
135,740	Nexon Co., Ltd.	4,188,242
189,000	Nippon Steel Corp.*	2,437,565
14,800	Nitori Holdings Co., Ltd.	3,094,701
69,800	Oriental Land Co., Ltd.	11,533,146
391,615	Recruit Holdings Co., Ltd.	16,448,982
209,800	Sony Corp.	21,141,126
26,987	Sysmex Corp.	3,247,252
108,550	Terumo Corp.	4,542,411
365,846	Tokio Marine Holdings, Inc.	18,848,955
35,900	Tokyo Electron Ltd.	13,410,904
170,900	Unicharm Corp.	8,105,101

		179,762,926

	Luxembourg - 1.0%
553,793	ArcelorMittal S.A.*	12,671,443

	Netherlands - 2.6%
23,676	Argenx SE ADR*	6,962,875
51,704	ASML Holding N.V.	25,033,886

		31,996,761

	Peru - 0.5%
35,696	Credicorp Ltd.	5,854,858

The accompanying notes are an integral part of these financial statements.

63

Hartford International Opportunities HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.5% - (continued)
	Russia - 1.0%
621,600	Sberbank of Russia PJSC ADR	$8,987,228
45,050	Yandex N.V. Class A*	3,134,579

		12,121,807

	South Korea - 3.0%
493,715	Samsung Electronics Co., Ltd.	36,868,399

	Spain - 2.9%
210,818	Cellnex Telecom S.A.(3)	12,660,240
1,603,248	Iberdrola S.A.	23,039,138

		35,699,378

	Sweden - 2.2%
291,280	EQT AB	7,393,753
697,534	Sandvik AB*	17,203,669
10,240	Spotify Technology S.A.*	3,222,118

		27,819,540

	Switzerland - 5.8%
14,766	Lonza Group AG	9,511,762
202,442	Nestle S.A.	23,930,925
8,620	Partners Group Holding AG	10,128,857
17,976	Roche Holding AG	6,261,013
177,536	TE Connectivity Ltd.	21,494,284

		71,326,841

	Taiwan - 2.9%
431,271	MediaTek, Inc.	11,500,821
1,317,806	Taiwan Semiconductor Manufacturing Co., Ltd.	24,929,544

		36,430,365

	United Kingdom - 9.4%
612,845	Anglo American plc	20,237,513
203,337	AstraZeneca plc	20,275,397
57,057	Berkeley Group Holdings plc	3,690,878
127,670	Diageo plc	5,051,744
488,455	Intermediate Capital Group plc	11,493,387
148,202	London Stock Exchange Group plc	18,293,537
292,831	Rio Tinto plc	22,042,296
1,229,060	Segro plc REIT	15,947,974

		117,032,726

	United States - 0.3%
65,009	Royalty Pharma plc Class A	3,253,701

	Total Common Stocks (cost $864,117,930)	$1,220,251,481

SHORT-TERM INVESTMENTS - 1.0%
	Repurchase Agreements - 1.0%
11,860,183	Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/2020 at 0.050%, due on 01/04/2021 with a maturity value of $11,860,249; collateralized by U.S. Treasury Bond at 2.875%, maturing 11/15/2046, with a market value of $12,097,418	$11,860,183

	Total Short-Term Investments (cost $11,860,183)	$11,860,183

Total Investments (cost $875,978,113)	99.5%	$1,232,111,664
Other Assets and Liabilities	0.5%	6,550,846

Total Net Assets	100.0%	$1,238,662,510

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)

This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2020, the aggregate fair value of this security was $519,627, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	Investment valued using significant unobservable inputs.

(3)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At December 31, 2020, the aggregate value of these securities was $65,542,612, representing 5.3% of net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

64

Hartford International Opportunities HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Argentina	$7,014,146	$7,014,146	$—	$—
Australia	23,631,232	—	23,631,232	—
Austria	843,318	—	843,318	—
Belgium	19,283,286	—	19,283,286	—
Brazil	39,780,668	39,780,668	—	—
Canada	84,032,590	83,512,963	—	519,627
Cayman Islands	8,669,994	—	8,669,994	—
China	152,501,225	50,638,898	101,862,327	—
Denmark	24,483,793	6,077,130	18,406,663	—
France	133,546,497	—	133,546,497	—
Germany	63,310,292	—	63,310,292	—
Hong Kong	21,695,070	—	21,695,070	—
India	20,245,821	—	20,245,821	—
Ireland	28,339,218	12,608,044	15,731,174	—
Italy	22,035,586	—	22,035,586	—
Japan	179,762,926	—	179,762,926	—
Luxembourg	12,671,443	4,744,468	7,926,975	—
Netherlands	31,996,761	6,962,875	25,033,886	—
Peru	5,854,858	5,854,858	—	—
Russia	12,121,807	3,134,579	8,987,228	—
South Korea	36,868,399	—	36,868,399	—
Spain	35,699,378	—	35,699,378	—
Sweden	27,819,540	3,222,118	24,597,422	—
Switzerland	71,326,841	21,494,284	49,832,557	—
Taiwan	36,430,365	—	36,430,365	—
United Kingdom	117,032,726	—	117,032,726	—
United States	3,253,701	3,253,701	—	—
Short-Term Investments	11,860,183	—	11,860,183	—

Total	$1,232,111,664	$248,298,732	$983,293,305	$519,627

(1)	For the year ended December 31, 2020, there were no transfers in and out of Level 3.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for year ended December 31, 2020 is not presented.

The accompanying notes are an integral part of these financial statements.

65

Hartford MidCap HLS Fund

Schedule of Investments

December 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4%
	Banks - 5.0%
206,253	Cullen/Frost Bankers, Inc.	$17,991,449
37,734	First Citizens BancShares, Inc. Class A	21,669,504
212,338	First Republic Bank	31,198,822
167,865	M&T Bank Corp.	21,369,215
289,632	Prosperity Bancshares, Inc.	20,088,876
193,104	South State Corp.	13,961,419

		126,279,285

	Capital Goods - 9.4%
108,080	Axon Enterprise, Inc.*	13,243,042
326,691	Fastenal Co.	15,952,322
180,324	Graco, Inc.	13,046,441
112,767	HEICO Corp. Class A	13,200,505
195,677	IDEX Corp.	38,978,859
1,209,529	Ingersoll Rand, Inc.*	55,106,141
121,201	Lennox International, Inc.	33,205,438
231,385	Lincoln Electric Holdings, Inc.	26,898,506
56,860	Middleby Corp.*	7,330,391
82,219	Watsco, Inc.	18,626,715

		235,588,360

	Commercial & Professional Services - 3.9%
1,018,649	GFL Environmental, Inc.	29,724,178
531,046	IAA, Inc.*	34,507,369
1,801,557	KAR Auction Services, Inc.	33,526,976

		97,758,523

	Consumer Durables & Apparel - 5.7%
225,893	Carter’s, Inc.	21,249,755
9,116	NVR, Inc.*	37,192,004
357,326	PVH Corp.	33,549,338
1,081,198	Under Armour, Inc. Class C*	16,088,226
506,881	YETI Holdings, Inc.*	34,706,142

		142,785,465

	Consumer Services - 1.8%
313,433	Choice Hotels International, Inc.	33,452,704
164,066	Hyatt Hotels Corp. Class A	12,181,901

		45,634,605

	Diversified Financials - 1.5%
80,219	Credit Acceptance Corp.*(1)	27,767,005
142,145	Hamilton Lane, Inc. Class A	11,094,417

		38,861,422

	Energy - 0.1%
203,161	Cabot Oil & Gas Corp.	3,307,461

	Food & Staples Retailing - 0.9%
476,254	Performance Food Group Co.*	22,674,453

	Food, Beverage & Tobacco - 1.2%
385,818	Lamb Weston Holdings, Inc.	30,379,309

	Health Care Equipment & Services - 10.3%
120,718	Amedisys, Inc.*	35,410,211
499,270	Encompass Health Corp.	41,284,636
403,663	Hill-Rom Holdings, Inc.	39,546,864
579,865	Integra LifeSciences Holdings Corp.*	37,644,836
134,981	LHC Group, Inc.*	28,794,147
114,817	Molina Healthcare, Inc.*	24,419,280
404,804	NuVasive, Inc.*	22,802,609
74,219	Teleflex, Inc.	30,546,314

		260,448,897

	Insurance - 4.0%
19,655	Alleghany Corp.	11,865,527
49,958	Erie Indemnity Co. Class A	12,269,685
432,476	Fidelity National Financial, Inc.	16,905,487
28,326	Markel Corp.*	29,269,256

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Insurance - 4.0% - (continued)
17,329	White Mountains Insurance Group Ltd.	$17,340,437
196,409	WR Berkley Corp.	13,045,485

		100,695,877

	Materials - 1.9%
1,257,590	Element Solutions, Inc.	22,297,071
84,999	Packaging Corp. of America	11,722,212
395,794	Silgan Holdings, Inc.	14,676,041

		48,695,324

	Media & Entertainment - 3.2%
16,096	Cable One, Inc.	35,857,381
611,067	Cargurus, Inc.*	19,389,156
2,557,823	Zynga, Inc. Class A*	25,245,713

		80,492,250

	Pharmaceuticals, Biotechnology & Life Sciences - 9.2%
71,162	Allakos, Inc.*	9,962,680
416,595	Apellis Pharmaceuticals, Inc.*	23,829,234
138,288	Arena Pharmaceuticals, Inc.*	10,624,667
434,231	ChemoCentryx, Inc.*	26,887,583
512,914	Iovance Biotherapeutics, Inc.*	23,799,210
96,319	Kodiak Sciences, Inc.*	14,150,224
252,724	PRA Health Sciences, Inc.*	31,701,699
565,473	PTC Therapeutics, Inc.*	34,510,817
213,642	Reata Pharmaceuticals, Inc. Class A*	26,410,424
336,517	Sage Therapeutics, Inc.*	29,112,086
9,707	Syneos Health, Inc.*	661,338

		231,649,962

	Real Estate - 5.7%
373,925	Douglas Emmett, Inc. REIT	10,911,131
424,270	Equity Commonwealth REIT	11,574,086
1,584	Gaming and Leisure Properties, Inc. REIT	67,162
199,511	Life Storage, Inc. REIT	23,819,618
62,136	PS Business Parks, Inc. REIT	8,256,010
390,025	Redfin Corp.*	26,767,416
553,443	Rexford Industrial Realty, Inc. REIT	27,179,586
1,059,601	STORE Capital Corp. REIT	36,005,242

		144,580,251

	Retailing - 2.6%
191,532	CarMax, Inc.*	18,092,113
260,782	Etsy, Inc.*	46,395,725

		64,487,838

	Semiconductors & Semiconductor Equipment - 4.6%
431,077	First Solar, Inc.*	42,642,137
289,758	MKS Instruments, Inc.	43,594,091
233,336	Silicon Laboratories, Inc.*	29,713,006

		115,949,234

	Software & Services - 11.5%
145,450	Aspen Technology, Inc.*	18,944,863
135,652	Black Knight, Inc.*	11,984,854
215,682	Blackbaud, Inc.	12,414,656
1,215,571	Genpact Ltd.	50,276,017
239,147	Guidewire Software, Inc.*	30,785,393
243,412	LiveRamp Holdings, Inc.*	17,815,324
232,999	Q2 Holdings, Inc.*	29,481,364
208,822	Science Applications International Corp.	19,762,914
117,151	Shift4 Payments, Inc. Class A*	8,833,185
1,358,911	Teradata Corp.*	30,534,730
283,082	WEX, Inc.*	57,615,679

		288,448,979

	Technology Hardware & Equipment - 12.5%
209,778	CDW Corp.	27,646,642

The accompanying notes are an integral part of these financial statements.

66

Hartford MidCap HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Technology Hardware & Equipment - 12.5% - (continued)
253,335	Coherent, Inc.*	$38,005,317
2,780,876	CommScope Holding Co., Inc.*	37,263,738
259,018	F5 Networks, Inc.*	45,571,627
2,283,717	Flex Ltd.*	41,061,232
819,676	II-VI, Inc.*	62,262,589
430,999	Lumentum Holdings, Inc.*	40,858,705
474,370	National Instruments Corp.	20,843,818

		313,513,668

	Transportation - 2.2%
50,495	AMERCO	22,922,710
744,922	Knight-Swift Transportation Holdings, Inc.	31,152,638

		54,075,348

	Utilities - 2.2%
258,472	Black Hills Corp.	15,883,105
296,634	NiSource, Inc.	6,804,784
950,518	UGI Corp.	33,230,109

		55,917,998

	Total Common Stocks (cost $1,745,810,334)	$2,502,224,509

SHORT-TERM INVESTMENTS - 1.0%
	Repurchase Agreements - 0.4%
10,234,572	Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/2020 at 0.050%, due on 01/04/2021 with a maturity value of $10,234,629; collateralized by U.S. Treasury Bond at 4.375%, maturing 11/15/2029, with a market value of $10,439,398	$10,234,572

	Securities Lending Collateral - 0.6%
15,416,633	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(2)	15,416,633
611,437	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(2)	611,437

		16,028,070

	Total Short-Term Investments (cost $26,262,642)	$26,262,642

Total Investments (cost $1,772,072,976)	100.4%	$2,528,487,151
Other Assets and Liabilities	(0.4)%	(10,535,872)

Total Net Assets	100.0%	$2,517,951,279

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

67

Hartford MidCap HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$126,279,285	$126,279,285	$—	$—
Capital Goods	235,588,360	235,588,360	—	—
Commercial & Professional Services	97,758,523	97,758,523	—	—
Consumer Durables & Apparel	142,785,465	142,785,465	—	—
Consumer Services	45,634,605	45,634,605	—	—
Diversified Financials	38,861,422	38,861,422	—	—
Energy	3,307,461	3,307,461	—	—
Food & Staples Retailing	22,674,453	22,674,453	—	—
Food, Beverage & Tobacco	30,379,309	30,379,309	—	—
Health Care Equipment & Services	260,448,897	260,448,897	—	—
Insurance	100,695,877	100,695,877	—	—
Materials	48,695,324	48,695,324	—	—
Media & Entertainment	80,492,250	80,492,250	—	—
Pharmaceuticals, Biotechnology & Life Sciences	231,649,962	231,649,962	—	—
Real Estate	144,580,251	144,580,251	—	—
Retailing	64,487,838	64,487,838	—	—
Semiconductors & Semiconductor Equipment	115,949,234	115,949,234	—	—
Software & Services	288,448,979	288,448,979	—	—
Technology Hardware & Equipment	313,513,668	313,513,668	—	—
Transportation	54,075,348	54,075,348	—	—
Utilities	55,917,998	55,917,998	—	—
Short-Term Investments	26,262,642	16,028,070	10,234,572	—

Total	$2,528,487,151	$2,518,252,579	$10,234,572	$—

(1)	For the year ended December 31, 2020, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

68

Hartford Small Cap Growth HLS Fund

Schedule of Investments

December 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.5%
	Automobiles & Components - 2.5%
104,103	Fox Factory Holding Corp.*	$11,004,728
156,724	Patrick Industries, Inc.	10,712,086
146,700	Thor Industries, Inc.	13,641,633

		35,358,447

	Banks - 2.1%
715,981	MGIC Investment Corp.	8,985,561
196,986	Synovus Financial Corp.	6,376,437
163,980	Triumph Bancorp, Inc.*	7,961,229
111,998	Western Alliance Bancorp	6,714,280

		30,037,507

	Capital Goods - 10.5%
182,182	Aerojet Rocketdyne Holdings, Inc.*	9,628,319
110,101	Altra Industrial Motion Corp.	6,102,898
117,622	Applied Industrial Technologies, Inc.	9,173,340
59,519	Armstrong World Industries, Inc.	4,427,618
52,562	Axon Enterprise, Inc.*	6,440,422
111,821	Bloom Energy Corp. Class A*	3,204,790
157,804	Boise Cascade Co.	7,543,031
224,616	Builders FirstSource, Inc.*	9,166,579
155,809	BWX Technologies, Inc.	9,392,167
60,359	Curtiss-Wright Corp.	7,022,770
87,478	EnerSys	7,265,923
149,354	FuelCell Energy, Inc.*(1)	1,668,284
122,765	ITT, Inc.	9,455,360
102,786	John Bean Technologies Corp.	11,704,242
78,541	Mercury Systems, Inc.*	6,916,320
202,034	Plug Power, Inc.*	6,850,973
222,043	Rexnord Corp.	8,768,478
169,145	SPX Corp.*	9,225,168
155,826	SPX FLOW, Inc.*	9,031,675
82,411	Trex Co., Inc.*	6,899,449

		149,887,806

	Commercial & Professional Services - 3.4%
131,250	ASGN, Inc.*	10,963,313
102,393	Clean Harbors, Inc.*	7,792,107
112,408	Exponent, Inc.	10,120,092
98,283	Insperity, Inc.	8,002,202
105,995	Tetra Tech, Inc.	12,272,101

		49,149,815

	Consumer Durables & Apparel - 5.8%
52,152	Deckers Outdoor Corp.*	14,956,151
140,895	PVH Corp.	13,228,632
320,620	Smith & Wesson Brands, Inc.	5,691,005
96,892	TopBuild Corp.*	17,835,879
657,863	Under Armour, Inc. Class C*	9,789,001
259,076	Wolverine World Wide, Inc.	8,096,125
186,092	YETI Holdings, Inc.*	12,741,719

		82,338,512

	Consumer Services - 3.1%
92,284	BJ’s Restaurants, Inc.	3,552,011
67,017	Churchill Downs, Inc.	13,054,241
200,127	Penn National Gaming, Inc.*	17,284,969
82,314	Wingstop, Inc.	10,910,721

		44,801,942

	Diversified Financials - 2.2%
183,904	OneMain Holdings, Inc.	8,856,817
754,398	SLM Corp.	9,346,991
116,700	StepStone Group, Inc. Class A*	4,644,660
167,919	Stifel Financial Corp.	8,473,193

		31,321,661

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.5% - (continued)
	Food & Staples Retailing - 0.9%
269,579	Performance Food Group Co.*	$12,834,656

	Food, Beverage & Tobacco - 2.2%
96,206	Freshpet, Inc.*	13,660,290
548,777	Hostess Brands, Inc.*	8,034,095
291,388	Simply Good Foods Co.*	9,137,928

		30,832,313

	Health Care Equipment & Services - 12.0%
70,066	Addus HomeCare Corp.*	8,204,028
28,681	Amedisys, Inc.*	8,412,998
140,763	AtriCure, Inc.*	7,836,276
137,536	Cardiovascular Systems, Inc.*	6,018,575
86,124	Glaukos Corp.*	6,481,692
167,090	Globus Medical, Inc. Class A*	10,897,610
202,588	Health Catalyst, Inc.*	8,818,656
252,801	HMS Holdings Corp.*	9,290,437
16,845	ICU Medical, Inc.*	3,613,084
127,958	Integer Holdings Corp.*	10,388,910
181,639	Integra LifeSciences Holdings Corp.*	11,792,004
35,029	iRhythm Technologies, Inc.*	8,309,229
54,643	LHC Group, Inc.*	11,656,445
156,568	Omnicell, Inc.*	18,791,291
311,622	OraSure Technologies, Inc.*	3,298,519
95,396	Providence Service Corp.*	13,224,748
641,967	R1 RCM, Inc.*	15,420,047
92,008	Tandem Diabetes Care, Inc.*	8,803,325

		171,257,874

	Household & Personal Products - 0.5%
310,007	BellRing Brands, Inc. Class A*	7,536,270

	Insurance - 1.1%
170,427	James River Group Holdings Ltd.	8,376,487
93,947	Kemper Corp.	7,217,948

		15,594,435

	Materials - 2.1%
286,276	Axalta Coating Systems Ltd.*	8,173,180
234,718	Graphic Packaging Holding Co.	3,976,123
103,822	Ingevity Corp.*	7,862,440
272,749	Louisiana-Pacific Corp.	10,138,080

		30,149,823

	Media & Entertainment - 1.5%
121,997	Cardlytics, Inc.*	17,417,511
140,853	Cargurus, Inc.*	4,469,266

		21,886,777

	Pharmaceuticals, Biotechnology & Life Sciences - 21.5%
419,657	Adverum Biotechnologies, Inc.*	4,549,082
820,204	Akebia Therapeutics, Inc.*	2,296,571
19,802	Akero Therapeutics, Inc.*	510,892
71,613	Allakos, Inc.*	10,025,820
71,005	ALX Oncology Holdings, Inc.*	6,120,631
516,119	Amicus Therapeutics, Inc.*	11,917,188
182,171	Apellis Pharmaceuticals, Inc.*	10,420,181
84,943	Arena Pharmaceuticals, Inc.*	6,526,171
99,819	Arrowhead Pharmaceuticals, Inc.*	7,659,112
45,171	Arvinas, Inc.*	3,836,373
17,200	BioAtla, Inc.*	584,972
104,684	Biohaven Pharmaceutical Holding Co., Ltd.*	8,972,466
136,317	ChemoCentryx, Inc.*	8,440,749
192,525	Constellation Pharmaceuticals, Inc.*	5,544,720
280,035	Dicerna Pharmaceuticals, Inc.*	6,169,171
158,240	Dyne Therapeutics, Inc.*	3,323,040
51,061	Fate Therapeutics, Inc.*	4,642,977
112,323	Five Prime Therapeutics, Inc.*	1,910,614

The accompanying notes are an integral part of these financial statements.

69

Hartford Small Cap Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.5% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 21.5% - (continued)
388,140	Heron Therapeutics, Inc.*	$8,214,983
321,641	Homology Medicines, Inc.*	3,631,327
751,284	ImmunoGen, Inc.*	4,845,782
382,350	Karyopharm Therapeutics, Inc.*(1)	5,918,778
77,668	Kodiak Sciences, Inc.*	11,410,206
204,910	Kura Oncology, Inc.*	6,692,361
75,126	Kymera Therapeutics, Inc.*	4,657,812
56,799	Madrigal Pharmaceuticals, Inc.*	6,314,345
238,210	Mersana Therapeutics, Inc.*	6,338,768
62,176	Mirati Therapeutics, Inc.*	13,656,337
151,862	NanoString Technologies, Inc.*	10,156,530
96,094	NeoGenomics, Inc.*	5,173,701
69,486	Nkarta, Inc.*(1)	4,271,304
43,739	Novavax, Inc.*(1)	4,877,336
98,482	Pacira BioSciences, Inc.*	5,893,163
146,541	PTC Therapeutics, Inc.*	8,943,397
321,285	Radius Health, Inc.*	5,738,150
155,564	RAPT Therapeutics, Inc.*	3,072,389
29,482	Reata Pharmaceuticals, Inc. Class A*	3,644,565
248,622	Revance Therapeutics, Inc.*	7,045,947
207,428	Rhythm Pharmaceuticals, Inc.*	6,166,834
98,584	Rocket Pharmaceuticals, Inc.*	5,406,346
113,720	Syndax Pharmaceuticals, Inc.*	2,529,133
192,100	TCR2 Therapeutics, Inc.*	5,941,653
229,503	TG Therapeutics, Inc.*	11,938,746
329,021	Theravance Biopharma, Inc.*(1)	5,846,703
80,240	Turning Point Therapeutics, Inc.*	9,777,244
72,065	Ultragenyx Pharmaceutical, Inc.*	9,975,958
158,001	Veracyte, Inc.*	7,732,569
143,061	Y-mAbs Therapeutics, Inc.*	7,082,950

		306,346,047

	Real Estate - 3.1%
325,538	Columbia Property Trust, Inc. REIT	4,668,215
51,125	Coresite Realty Corp. REIT	6,404,940
204,801	Corporate Office Properties Trust REIT	5,341,210
331,820	Essential Properties Realty Trust, Inc. REIT	7,034,584
543,341	Independence Realty Trust, Inc. REIT	7,297,070
212,917	JBG SMITH Properties REIT	6,657,915
49,920	PS Business Parks, Inc. REIT	6,632,870

		44,036,804

	Retailing - 2.6%
122,655	Floor & Decor Holdings, Inc. Class A*	11,388,517
213,713	Foot Locker, Inc.	8,642,553
29,540	Lithia Motors, Inc. Class A	8,645,472
94,096	Shutterstock, Inc.	6,746,683
9,800	Stamps.com, Inc.*	1,922,662

		37,345,887

	Semiconductors & Semiconductor Equipment - 4.6%
265,929	Axcelis Technologies, Inc.*	7,743,852
102,251	Cirrus Logic, Inc.*	8,405,032
150,321	Cohu, Inc.	5,739,256
90,130	First Solar, Inc.*	8,915,660
270,762	FormFactor, Inc.*	11,648,181
144,624	Power Integrations, Inc.	11,838,921
113,125	Synaptics, Inc.*	10,905,250

		65,196,152

	Software & Services - 15.2%
130,425	Alarm.com Holdings, Inc.*	13,492,466
113,441	Blackbaud, Inc.	6,529,664
45,834	CACI International, Inc. Class A*	11,427,791
169,249	Digital Turbine, Inc.*	9,572,723
58,643	Everbridge, Inc.*	8,741,912
115,562	ExlService Holdings, Inc.*	9,837,793

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.5% - (continued)
	Software & Services - 15.2% - (continued)
54,551	Five9, Inc.*	$9,513,694
140,089	LiveRamp Holdings, Inc.*	10,253,114
76,278	Manhattan Associates, Inc.*	8,022,920
249,685	Medallia, Inc.*	8,294,536
182,890	Mimecast Ltd.*	10,395,468
34,102	Paylocity Holding Corp.*	7,021,943
48,016	Pegasystems, Inc.	6,398,612
221,203	Perficient, Inc.*	10,540,323
102,106	Q2 Holdings, Inc.*	12,919,472
167,061	Rapid7, Inc.*	15,062,220
276,727	Repay Holdings Corp.*	7,540,811
97,002	Science Applications International Corp.	9,180,269
178,112	Sprout Social, Inc. Class A*	8,088,066
376,958	SVMK, Inc.*	9,631,277
64,609	Varonis Systems, Inc.*	10,570,678
962,761	Verra Mobility Corp.*	12,920,253

		215,956,005

	Technology Hardware & Equipment - 1.9%
231,282	CTS Corp.	7,939,911
133,129	Insight Enterprises, Inc.*	10,129,786
99,984	Lumentum Holdings, Inc.*	9,478,483

		27,548,180

	Telecommunication Services - 0.3%
25,420	Bandwidth, Inc. Class A*	3,906,291

	Transportation - 0.4%
308,863	Marten Transport Ltd.	5,321,710

	Total Common Stocks (cost $908,825,112)	$1,418,644,914

SHORT-TERM INVESTMENTS - 0.8%
	Securities Lending Collateral - 0.8%
10,782,389	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(2)	$10,782,389
427,639	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(2)	427,639

		11,210,028

	Total Short-Term Investments (cost $11,210,028)	$11,210,028

Total Investments (cost $920,035,140)	100.3%	$1,429,854,942
Other Assets and Liabilities	(0.3)%	(4,809,960)

Total Net Assets	100.0%	$1,425,044,982

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

The accompanying notes are an integral part of these financial statements.

70

Hartford Small Cap Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2020

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$35,358,447	$35,358,447	$—	$—
Banks	30,037,507	30,037,507	—	—
Capital Goods	149,887,806	149,887,806	—	—
Commercial & Professional Services	49,149,815	49,149,815	—	—
Consumer Durables & Apparel	82,338,512	82,338,512	—	—
Consumer Services	44,801,942	44,801,942	—	—
Diversified Financials	31,321,661	31,321,661	—	—
Food & Staples Retailing	12,834,656	12,834,656	—	—
Food, Beverage & Tobacco	30,832,313	30,832,313	—	—
Health Care Equipment & Services	171,257,874	171,257,874	—	—
Household & Personal Products	7,536,270	7,536,270	—	—
Insurance	15,594,435	15,594,435	—	—
Materials	30,149,823	30,149,823	—	—
Media & Entertainment	21,886,777	21,886,777	—	—
Pharmaceuticals, Biotechnology & Life Sciences	306,346,047	306,346,047	—	—
Real Estate	44,036,804	44,036,804	—	—
Retailing	37,345,887	37,345,887	—	—
Semiconductors & Semiconductor Equipment	65,196,152	65,196,152	—	—
Software & Services	215,956,005	215,956,005	—	—
Technology Hardware & Equipment	27,548,180	27,548,180	—	—
Telecommunication Services	3,906,291	3,906,291	—	—
Transportation	5,321,710	5,321,710	—	—
Short-Term Investments	11,210,028	11,210,028	—	—

Total	$1,429,854,942	$1,429,854,942	$—	$—

(1)	For the year ended December 31, 2020, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

71

Hartford Small Company HLS Fund

Schedule of Investments

December 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.0%
	Automobiles & Components - 1.8%
52,264	Fox Factory Holding Corp.*	$5,524,827
58,939	Thor Industries, Inc.	5,480,738

		11,005,565

	Banks - 2.1%
326,451	Sterling Bancorp	5,869,589
118,934	Western Alliance Bancorp	7,130,093

		12,999,682

	Capital Goods - 11.1%
42,760	Applied Industrial Technologies, Inc.	3,334,853
82,141	Argan, Inc.	3,654,453
33,868	Axon Enterprise, Inc.*	4,149,846
108,577	BMC Stock Holdings, Inc.*	5,828,413
65,326	Comfort Systems USA, Inc.	3,440,067
82,002	Curtiss-Wright Corp.	9,540,933
50,549	Gibraltar Industries, Inc.*	3,636,495
86,903	ITT, Inc.	6,693,269
171,600	Kennametal, Inc.	6,218,784
72,618	Kornit Digital Ltd.*	6,472,442
80,269	Plug Power, Inc.*	2,721,922
149,900	Rexnord Corp.	5,919,551
145,423	Rush Enterprises, Inc. Class A	6,023,421

		67,634,449

	Commercial & Professional Services - 1.8%
36,696	Tetra Tech, Inc.	4,248,663
85,336	TriNet Group, Inc.*	6,878,082

		11,126,745

	Consumer Durables & Apparel - 4.9%
30,510	Cavco Industries, Inc.*	5,352,979
84,070	Century Communities, Inc.*	3,680,585
47,629	Polaris, Inc.	4,538,091
174,775	Skyline Champion Corp.*	5,407,538
211,427	Wolverine World Wide, Inc.	6,607,094
65,270	YETI Holdings, Inc.*	4,469,037

		30,055,324

	Consumer Services - 5.3%
157,286	Chegg, Inc.*	14,207,644
103,558	GAN Ltd.*(1)	2,100,156
113,797	Penn National Gaming, Inc.*	9,828,647
80,293	Planet Fitness, Inc. Class A*	6,233,146

		32,369,593

	Diversified Financials - 2.7%
89,917	Ares Management Corp. Class A	4,230,595
28,910	Hamilton Lane, Inc. Class A	2,256,425
75,006	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	4,757,631
134,705	PRA Group, Inc.*	5,342,400

		16,587,051

	Food, Beverage & Tobacco - 0.8%
4,896	Boston Beer Co., Inc. Class A*	4,868,044

	Health Care Equipment & Services - 9.9%
125,906	1Life Healthcare, Inc.*	5,495,797
38,477	Addus HomeCare Corp.*	4,505,272
127,868	Globus Medical, Inc. Class A*	8,339,551
130,852	Health Catalyst, Inc.*	5,695,988
54,605	Hill-Rom Holdings, Inc.	5,349,652
21,320	Insulet Corp.*	5,450,032
59,300	Integra LifeSciences Holdings Corp.*	3,849,756
26,992	LHC Group, Inc.*	5,757,933
725,165	Multiplan Corp.*(1)	5,794,068
38,519	Omnicell, Inc.*	4,623,050

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.0% - (continued)
	Health Care Equipment & Services - 9.9% - (continued)
57,433	Tandem Diabetes Care, Inc.*	$5,495,189

		60,356,288

	Insurance - 0.8%
92,547	James River Group Holdings Ltd.	4,548,685

	Materials - 1.0%
77,375	Ingevity Corp.*	5,859,609

	Media & Entertainment - 2.1%
54,037	Cardlytics, Inc.*	7,714,863
261,982	Skillz, Inc.*	5,239,640

		12,954,503

	Pharmaceuticals, Biotechnology & Life Sciences - 19.6%
26,847	Acceleron Pharma, Inc.*	3,434,805
37,137	Allakos, Inc.*	5,199,180
71,249	ALX Oncology Holdings, Inc.*(1)	6,141,664
293,053	Amicus Therapeutics, Inc.*	6,766,594
58,857	Apellis Pharmaceuticals, Inc.*	3,366,620
38,790	Arena Pharmaceuticals, Inc.*	2,980,236
27,080	Ascendis Pharma A/S ADR*	4,516,402
33,561	Blueprint Medicines Corp.*	3,763,866
47,299	ChemoCentryx, Inc.*	2,928,754
82,122	Constellation Pharmaceuticals, Inc.*	2,365,114
115,791	Five Prime Therapeutics, Inc.*	1,969,605
116,875	Freeline Therapeutics Holdings plc ADR*	2,134,137
50,414	Global Blood Therapeutics, Inc.*	2,183,430
226,298	Heron Therapeutics, Inc.*	4,789,597
458,162	ImmunoGen, Inc.*	2,955,145
82,266	Iovance Biotherapeutics, Inc.*	3,817,142
58,096	Kodiak Sciences, Inc.*	8,534,883
57,577	Kura Oncology, Inc.*	1,880,465
105,488	Mersana Therapeutics, Inc.*	2,807,036
30,944	Mirati Therapeutics, Inc.*	6,796,540
69,855	NanoString Technologies, Inc.*	4,671,902
95,605	NeoGenomics, Inc.*	5,147,373
74,565	PTC Therapeutics, Inc.*	4,550,702
46,694	RAPT Therapeutics, Inc.*	922,206
13,572	Reata Pharmaceuticals, Inc. Class A*	1,677,771
58,355	Revance Therapeutics, Inc.*	1,653,781
50,627	Rocket Pharmaceuticals, Inc.*	2,776,385
135,532	TG Therapeutics, Inc.*	7,050,375
45,041	Turning Point Therapeutics, Inc.*	5,488,246
135,779	UroGen Pharma Ltd.*(1)	2,446,738
74,378	Y-mAbs Therapeutics, Inc.*	3,682,455

		119,399,149

	Real Estate - 1.8%
237,181	Essential Properties Realty Trust, Inc. REIT	5,028,237
20,050	Redfin Corp.*	1,376,032
283,425	Xenia Hotels & Resorts, Inc. REIT	4,308,060

		10,712,329

	Retailing - 5.4%
5,016,400	Allstar Co.(2)(3)(4)	5,969,516
50,360	Five Below, Inc.*	8,811,993
97,796	Floor & Decor Holdings, Inc. Class A*	9,080,359
78,147	Ollie’s Bargain Outlet Holdings, Inc.*	6,390,080
43,094	Tory Burch LLC*(2)(3)(5)	2,353,796

		32,605,744

	Semiconductors & Semiconductor Equipment - 5.2%
43,800	ACM Research, Inc. Class A*	3,558,750
42,377	Entegris, Inc.	4,072,430
58,074	First Solar, Inc.*	5,744,680
45,789	MKS Instruments, Inc.	6,888,955
81,225	SunPower Corp.*(1)	2,082,609

The accompanying notes are an integral part of these financial statements.

72

Hartford Small Company HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.0% - (continued)
	Semiconductors & Semiconductor Equipment - 5.2% - (continued)
370,557	Tower Semiconductor Ltd.*	$9,567,782

		31,915,206

	Software & Services - 14.8%
146,821	2U, Inc.*	5,874,308
160,473	Digital Turbine, Inc.*	9,076,353
25,871	Five9, Inc.*	4,511,902
10,415	HubSpot, Inc.*	4,128,923
64,081	j2 Global, Inc.*	6,260,073
107,356	LiveRamp Holdings, Inc.*	7,857,386
55,057	Manhattan Associates, Inc.*	5,790,895
93,692	Mimecast Ltd.*	5,325,453
115,382	PagerDuty, Inc.*(1)	4,811,429
31,127	Paylocity Holding Corp.*	6,409,361
113,896	Perficient, Inc.*	5,427,144
218,709	Porch Group, Inc.*(1)	3,120,977
51,183	Q2 Holdings, Inc.*	6,476,185
117,950	Rapid7, Inc.*	10,634,372
324,732	Verra Mobility Corp.*	4,357,904

		90,062,665

	Technology Hardware & Equipment - 4.4%
156,972	II-VI, Inc.*	11,923,593
46,855	Lumentum Holdings, Inc.*	4,441,854
55,876	Novanta, Inc.*	6,605,661
59,866	PAR Technology Corp.*	3,758,986

		26,730,094

	Telecommunication Services - 0.7%
26,266	Bandwidth, Inc. Class A*	4,036,296

	Transportation - 0.8%
27,774	Saia, Inc.*	5,021,539

	Total Common Stocks (cost $399,176,810)	$590,848,560

CONVERTIBLE PREFERRED STOCKS - 0.5%
	Retailing - 0.5%
74,004	Honest Co., Inc. Series E*(2)(3)(5)	3,065,246

	Total Convertible Preferred Stocks (cost $3,386,053)	$3,065,246

FUTURE PURCHASE COMMITMENT - 0.7%
	Diversified Financials - 0.7%
316,800	TPG Pace Beneficial Finance Corp.*(2)(3)	4,207,104

	Total Future Purchase Commitment (cost $—)	$4,207,104

ESCROWS - 0.0%(6)
	Software & Services - 0.0%
157,023	Veracode, Inc.*(2)(3)(5)	3,850

	Total Escrows (cost $—)	$3,850

	Total Long-Term Investments (cost $402,562,863)	$598,124,760

SHORT-TERM INVESTMENTS - 2.6%
	Repurchase Agreements - 1.3%
7,590,202	Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/2020 at 0.050%, due on 01/04/2021 with a maturity value of $7,590,244; collateralized by U.S. Treasury Note at 0.625%, maturing 11/30/2027, with a market value of $7,742,049	7,590,202

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 2.6% - (continued)
	Securities Lending Collateral - 1.3%
7,769,510	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(7)	$7,769,510
308,145	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(7)	$308,145

		8,077,655

	Total Short-Term Investments (cost $15,667,857)	$15,667,857

Total Investments (cost $418,230,720)	100.8%	$613,792,617
Other Assets and Liabilities	(0.8)%	(5,130,703)

Total Net Assets	100.0%	$608,661,914

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2020, the aggregate fair value of these securities was $15,599,512, which represented 2.6% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $15,599,512 or 2.6% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
08/2011	Allstar Co.	5,016,400	$1,076,242	$5,969,516
08/2015	Honest Co., Inc. Series E Convertible Preferred	74,004	3,386,053	3,065,246
12/2020	TPG Pace Beneficial Finance Corp.	316,800	—	4,207,104
11/2013	Tory Burch LLC	43,094	3,377,559	2,353,796
04/2017	Veracode, Inc.	157,023	—	3,850

			$7,839,854	$15,599,512

(4)	Affiliated company – The Fund owns greater than 5% of the outstanding voting securities of this issuer.

(5)	Investment valued using significant unobservable inputs.

(6)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

(7)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

73

Hartford Small Company HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$11,005,565	$11,005,565	$—	$—
Banks	12,999,682	12,999,682	—	—
Capital Goods	67,634,449	67,634,449	—	—
Commercial & Professional Services	11,126,745	11,126,745	—	—
Consumer Durables & Apparel	30,055,324	30,055,324	—	—
Consumer Services	32,369,593	32,369,593	—	—
Diversified Financials	16,587,051	16,587,051	—	—
Food, Beverage & Tobacco	4,868,044	4,868,044	—	—
Health Care Equipment & Services	60,356,288	60,356,288	—	—
Insurance	4,548,685	4,548,685	—	—
Materials	5,859,609	5,859,609	—	—
Media & Entertainment	12,954,503	12,954,503	—	—
Pharmaceuticals, Biotechnology & Life Sciences	119,399,149	119,399,149	—	—
Real Estate	10,712,329	10,712,329	—	—
Retailing	32,605,744	24,282,432	5,969,516	2,353,796
Semiconductors & Semiconductor Equipment	31,915,206	31,915,206	—	—
Software & Services	90,062,665	90,062,665	—	—
Technology Hardware & Equipment	26,730,094	26,730,094	—	—
Telecommunication Services	4,036,296	4,036,296	—	—
Transportation	5,021,539	5,021,539	—	—
Convertible Preferred Stocks	3,065,246	—	—	3,065,246
Future Purchase Commitment	4,207,104	—	4,207,104	—
Escrows	3,850	—	—	3,850
Short-Term Investments	15,667,857	8,077,655	7,590,202	—

Total	$613,792,617	$590,602,903	$17,766,822	$5,422,892

(1)

For the year ended December 31, 2020, investments valued at $2,006,560 were transferred out of Level 3 due to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable input. There were no transfers in to Level 3.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for year ended December 31, 2020 is not presented.

The accompanying notes are an integral part of these financial statements.

74

Hartford Stock HLS Fund

Schedule of Investments

December 31, 2020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.4%
	Banks - 1.4%
144,261	PNC Financial Services Group, Inc.	$21,494,889

	Capital Goods - 12.3%
108,499	Deere & Co.	29,191,656
195,768	General Dynamics Corp.	29,134,194
203,061	Honeywell International, Inc.	43,191,075
77,978	Lockheed Martin Corp.	27,680,630
123,210	Northrop Grumman Corp.	37,544,551
237,186	Raytheon Technologies Corp.	16,961,171

		183,703,277

	Consumer Durables & Apparel - 3.2%
333,994	NIKE, Inc. Class B	47,250,131

	Consumer Services - 3.7%
258,765	McDonald’s Corp.	55,525,794

	Diversified Financials - 3.4%
420,021	American Express Co.	50,784,739

	Food & Staples Retailing - 1.4%
57,029	Costco Wholesale Corp.	21,487,387

	Food, Beverage & Tobacco - 8.3%
952,170	Coca-Cola Co.	52,217,003
890,521	Diageo plc	35,236,816
242,196	PepsiCo., Inc.	35,917,667

		123,371,486

	Health Care Equipment & Services - 10.9%
422,711	Baxter International, Inc.	33,918,330
107,219	Danaher Corp.	23,817,629
394,220	Medtronic plc	46,178,931
165,627	UnitedHealth Group, Inc.	58,082,076

		161,996,966

	Household & Personal Products - 6.2%
535,433	Colgate-Palmolive Co.	45,784,876
333,610	Procter & Gamble Co.	46,418,495

		92,203,371

	Insurance - 5.0%
241,656	Chubb Ltd.	37,195,692
313,639	Marsh & McLennan Cos., Inc.	36,695,763

		73,891,455

	Materials - 5.2%
167,652	Ecolab, Inc.	36,273,187
157,077	Linde plc	41,391,360

		77,664,547

	Media & Entertainment - 1.9%
543,698	Comcast Corp. Class A	28,489,775

	Pharmaceuticals, Biotechnology & Life Sciences - 8.9%
88,929	Amgen, Inc.	20,446,555
346,460	Johnson & Johnson	54,525,875
438,286	Merck & Co., Inc.	35,851,795
592,732	Pfizer, Inc.	21,818,465

		132,642,690

	Real Estate - 3.3%
92,556	American Tower Corp. REIT	20,775,120
120,167	Public Storage REIT	27,750,165

		48,525,285

	Retailing - 6.0%
9,440,100	Allstar Co.(1)(2)(3)	11,233,719
114,913	Home Depot, Inc.	30,523,191
690,154	TJX Cos., Inc.	47,130,617

		88,887,527

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.4% - (continued)
	Software & Services - 9.4%
135,931	Accenture plc Class A	$35,506,537
147,486	Automatic Data Processing, Inc.	25,987,033
200,188	Microsoft Corp.	44,525,815
158,997	Visa, Inc. Class A	34,777,414

		140,796,799

	Transportation - 7.9%
342,934	Canadian National Railway Co.	37,701,457
220,238	Union Pacific Corp.	45,857,956
200,718	United Parcel Service, Inc. Class B	33,800,911

		117,360,324

	Total Common Stocks (cost $883,303,805)	$1,466,076,442

SHORT-TERM INVESTMENTS - 1.4%
	Repurchase Agreements - 1.4%
$21,311,095	Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/2020 at 0.050%, due on 01/04/2021 with a maturity value of $21,311,213; collateralized by U.S. Treasury Note at 2.185%, maturing 11/15/2046, with a market value of $21,737,369.	21,311,095

	Total Short-Term Investments (cost $21,311,095)	$21,311,095

Total Investments (cost $904,614,900)	99.8%	$1,487,387,537
Other Assets and Liabilities	0.2%	2,380,989

Total Net Assets	100.0%	$1,489,768,526

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)

This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2020, the aggregate fair value of this security was $11,233,719, which represented 0.8% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third-party pricing service methodology approved by the Board of Directors.

(2)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $11,233,719 or 0.8% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
08/2011	Allstar Co.	9,440,100	$2,025,320	$11,233,719

The accompanying notes are an integral part of these financial statements.

75

Hartford Stock HLS Fund

Schedule of Investments – (continued)

December 31, 2020

(3)	Affiliated company – The Fund owns greater than 5% of the outstanding voting securities of this issuer.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$21,494,889	$21,494,889	$—	$—
Capital Goods	183,703,277	183,703,277	—	—
Consumer Durables & Apparel	47,250,131	47,250,131	—	—
Consumer Services	55,525,794	55,525,794	—	—
Diversified Financials	50,784,739	50,784,739	—	—
Food & Staples Retailing	21,487,387	21,487,387	—	—
Food, Beverage & Tobacco	123,371,486	88,134,670	35,236,816	—
Health Care Equipment & Services	161,996,966	161,996,966	—	—
Household & Personal Products	92,203,371	92,203,371	—	—
Insurance	73,891,455	73,891,455	—	—
Materials	77,664,547	77,664,547	—	—
Media & Entertainment	28,489,775	28,489,775	—	—
Pharmaceuticals, Biotechnology & Life Sciences	132,642,690	132,642,690	—	—
Real Estate	48,525,285	48,525,285	—	—
Retailing	88,887,527	77,653,808	11,233,719	—
Software & Services	140,796,799	140,796,799	—	—
Transportation	117,360,324	117,360,324	—	—
Short-Term Investments	21,311,095	—	21,311,095	—

Total	$1,487,387,537	$1,419,605,907	$67,781,630	$—

(1)

For the year ended December 31, 2020, investments valued at $3,776,040 were transferred out of Level 3 due to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable input. There were no transfers in to Level 3.

The accompanying notes are an integral part of these financial statements.

76

Hartford Total Return Bond HLS Fund

Schedule of Investments

December 31, 2020

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 19.0%
	Asset-Backed - Automobile - 0.7%
$2,375,000	AmeriCredit Automobile Receivables Trust 2.58%, 09/18/2025	$2,464,942
2,045,000	Drive Auto Receivables Trust 2.70%, 02/16/2027	2,109,398
	Exeter Automobile Receivables Trust
4,595,000	2.58%, 09/15/2025(1)	4,725,623
1,390,000	2.73%, 12/15/2025(1)	1,441,888
665,000	Santander Drive Auto Receivables Trust 1.48%, 01/15/2027	671,468
	Westlake Automobile Receivables Trust
3,365,000	2.72%, 11/15/2024(1)	3,455,930
2,748,641	3.28%, 12/15/2022(1)	2,756,720

		17,625,969

	Asset-Backed - Finance & Insurance - 3.2%
927,092	Aaset Trust 3.35%, 01/16/2040(1)	872,680
4,700,000	Angel Oak Mortgage Trust 0.99%, 04/25/2053(1)(2)	4,700,540
1,036,538	Avery Point CLO Ltd. 1.32%, 04/25/2026, 3 mo. USD LIBOR + 1.100%(1)(3)	1,035,299
32,284	Babson CLO Ltd. 1.37%, 07/20/2025, 3 mo. USD LIBOR + 1.150%(1)(3)	32,245
	Bayview Koitere Fund Trust
3,810,636	3.50%, 07/28/2057(1)(2)	3,944,686
1,578,560	4.00%, 11/28/2053(1)(2)	1,643,782
2,674,333	Bayview Mortgage Fund Trust 3.50%, 01/28/2058(1)(2)	2,706,963
	Bayview Opportunity Master Fund Trust
1,697,655	3.50%, 01/28/2055(1)(2)	1,738,289
2,053,289	3.50%, 06/28/2057(1)(2)	2,123,006
3,233,219	4.00%, 10/28/2064(1)(2)	3,363,198
10,426,000	Benchmark Mortgage Trust 1.52%, 01/15/2054(2)(4)	1,312,383
4,175,000	Cirrus Funding Ltd. 4.80%, 01/25/2037(1)	4,460,061
2,357,000	Citigroup Commercial Mortgage Trust 4.12%, 11/15/2049(2)	2,313,517
3,201,313	Domino’s Pizza Master Issuer LLC 4.12%, 07/25/2048(1)	3,361,634
1,015,179	Eagle RE Ltd. 1.85%, 11/25/2028, 1 mo. USD LIBOR + 1.700%(1)(3)	1,014,295
1,072,360	Fieldstone Mortgage Investment Trust 0.69%, 05/25/2036, 1 mo. USD LIBOR + 0.540%(3)	855,683
3,267,261	First Franklin Mortgage Loan Trust 0.63%, 04/25/2036, 1 mo. USD LIBOR + 0.480%(3)	2,838,216
3,029,234	GSAMP Trust 0.24%, 01/25/2037, 1 mo. USD LIBOR + 0.090%(3)	2,196,792
827,117	Madison Park Funding Ltd. 1.48%, 07/20/2026, 3 mo. USD LIBOR + 1.260%(1)(3)	827,239
969,796	MFA Trust 1.01%, 01/26/2065(1)(2)	971,230
910,000	NRZ Excess Spread-Collateralized Notes 3.84%, 12/25/2025(1)	910,336
1,386,228	OCP CLO Ltd. 1.07%, 04/17/2027, 3 mo. USD LIBOR + 0.850%(1)(3)	1,382,558
1,467,830	OneMain Financial Issuance Trust 2.37%, 09/14/2032(1)	1,469,750
1,171,285	Preston Ridge Partners Mortgage Trust LLC 2.36%, 11/25/2025(1)(5)	1,172,151
	Pretium Mortgage Credit Partners LLC
2,668,619	3.72%, 01/25/2059(1)(5)	2,667,393
547,869	3.72%, 02/27/2060(1)(5)	551,630
1,074,124	Seasoned Credit Risk Transfer Trust 3.50%, 08/25/2058	1,199,362

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 19.0% - (continued)
	Asset-Backed - Finance & Insurance - 3.2% - (continued)
$400,990	Securitized Asset-Backed Receivables LLC Trust 0.33%, 07/25/2036, 1 mo. USD LIBOR + 0.180%(3)	$191,922
	SoFi Consumer Loan Program LLC
142,537	2.50%, 05/26/2026(1)	143,068
50,810	2.77%, 05/25/2026(1)	50,959
4,955,396	Springleaf Funding Trust 2.68%, 07/15/2030(1)	4,964,983
1,435,000	Summit Issuer LLC 2.29%, 12/20/2050(1)	1,443,208
6,402,706	Symphony CLO Ltd. 1.18%, 07/14/2026, 3 mo. USD LIBOR + 0.950%(1)(3)	6,382,358
7,550,000	Voya CLO Ltd. 1.12%, 01/18/2029, 3 mo. USD LIBOR + 0.900%(1)(3)	7,533,292
2,017,600	Wendy’s Funding LLC 3.88%, 03/15/2048(1)	2,140,855
1,930,000	Westlake Automobile Receivables Trust 1.65%, 02/17/2026(1)	1,953,044
775,000	Wingstop Funding LLC 2.84%, 12/05/2050(1)	790,709

		77,259,316

	Asset-Backed - Home Equity - 1.0%
2,780,000	CPT Mortgage Trust 2.87%, 11/13/2039(1)	3,051,924
	GSAA Home Equity Trust
5,192,544	0.23%, 02/25/2037, 1 mo. USD LIBOR + 0.080%(3)	2,173,135
2,275,079	0.51%, 11/25/2036, 1 mo. USD LIBOR + 0.360%(3)	859,845
567,853	5.99%, 06/25/2036(2)	228,932
	Legacy Mortgage Asset Trust
3,367,997	3.00%, 06/25/2059(1)(5)	3,383,238
4,241,365	3.25%, 11/25/2059(1)(5)	4,248,366
6,453,681	4.00%, 03/25/2058(1)(5)	6,475,674
76,222	Morgan Stanley Asset-Backed Securities Capital, Inc. Trust 0.45%, 06/25/2036, 1 mo. USD LIBOR + 0.300%(3)	67,072
1,336,552	Morgan Stanley Mortgage Loan Trust 0.32%, 11/25/2036, 1 mo. USD LIBOR + 0.170%(3)	529,046
	Soundview Home Loan Trust
2,376,260	0.33%, 07/25/2037, 1 mo. USD LIBOR + 0.180%(3)	2,256,917
435,000	0.65%, 11/25/2036, 1 mo. USD LIBOR + 0.500%(3)	410,104

		23,684,253

	Commercial Mortgage-Backed Securities - 4.9%
	Bank of America Commercial Mortgage Trust
39,580,847	0.74%, 11/15/2050(2)(4)	1,660,302
4,642,139	0.80%, 11/15/2054(2)(4)	204,853
	BBCMS Mortgage Trust
8,553,000	1.01%, 08/15/2036, 1 mo. USD LIBOR + 0.850%(1)(3)	8,456,833
27,763,632	1.49%, 02/15/2050(2)(4)	1,938,790
	Benchmark Mortgage Trust
19,829,415	0.52%, 07/15/2051(2)(4)	559,552
11,903,329	0.52%, 01/15/2051(2)(4)	347,653
8,956,344	1.07%, 08/15/2052(2)(4)	577,322
2,764,033	1.79%, 07/15/2053(2)(4)	332,321
5,036,025	BX Commercial Mortgage Trust 1.08%, 10/15/2036, 1 mo. USD LIBOR + 0.920%(1)(3)	5,045,414
2,920,000	CAMB Commercial Mortgage Trust 2.71%, 12/15/2037, 1 mo. USD LIBOR + 2.550%(1)(3)	2,828,299
3,855,000	CD Commercial Mortgage Trust 2.46%, 08/10/2049	4,070,820

The accompanying notes are an integral part of these financial statements.

77

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 19.0% - (continued)
	Commercial Mortgage-Backed Securities - 4.9% - (continued)
	Citigroup Commercial Mortgage Trust
$19,768,880	0.94%, 07/10/2047(2)(4)	$572,127
21,462,998	1.04%, 04/10/2048(2)(4)	820,007
	Commercial Mortgage Trust
7,071,171	0.58%, 02/10/2047(2)(4)	109,834
3,887,240	0.66%, 08/10/2046(2)(4)	58,186
4,475,000	1.06%, 10/15/2034, 1 mo. USD LIBOR + 0.900%(1)(3)	4,457,866
948,544	2.82%, 10/15/2045	972,483
1,659,863	2.85%, 10/15/2045	1,708,451
1,145,000	3.10%, 03/10/2046	1,187,123
568,061	3.21%, 03/10/2046	597,767
6,780,000	3.42%, 03/10/2031(1)	7,161,954
1,260,000	3.61%, 06/10/2046(2)	1,343,157
1,032,661	4.02%, 07/10/2045	1,107,956
630,000	4.07%, 02/10/2047(2)	691,134
1,045,000	4.21%, 08/10/2046(2)	1,134,020
615,085	4.22%, 07/10/2045(2)	664,387
535,000	4.24%, 02/10/2047(2)	587,747
720,000	4.59%, 10/15/2045(1)(2)	36,000
1,920,000	4.75%, 10/15/2045(1)(2)	584,794
44,188	Credit Suisse First Boston Mortgage Securities Corp. 4.88%, 04/15/2037	42,805
	CSAIL Commercial Mortgage Trust
58,516,998	0.75%, 06/15/2057(2)(4)	1,559,232
2,734,596	0.93%, 11/15/2048(2)(4)	98,174
8,073,895	1.92%, 01/15/2049(2)(4)	604,179
4,284,045	DBJPM Mortgage Trust 1.71%, 09/15/2053(2)(4)	468,550
983,912	DBUBS Mortgage Trust 0.56%, 11/10/2046(1)(2)(4)	10
4,340,000	GS Mortgage Securities Corp. 2.95%, 11/05/2034(1)	4,335,081
	GS Mortgage Securities Trust
43,638,379	0.07%, 07/10/2046(2)(4)	89,101
5,948,855	1.32%, 08/10/2044(1)(2)(4)	13,626
1,580,166	3.67%, 04/10/2047(1)	81,964
785,121	4.07%, 01/10/2047	851,461
2,215,000	4.96%, 04/10/2047(1)(2)	1,187,479
	JP Morgan Chase Commercial Mortgage Securities Trust
2,185,000	2.73%, 10/15/2045(1)(2)	1,311,874
1,400,000	2.81%, 01/16/2037(1)	1,455,515
608,397	2.84%, 12/15/2047	626,608
1,290,924	4.42%, 12/15/2047(1)(2)	945,217
	JPMBB Commercial Mortgage Securities Trust
20,392,317	0.63%, 09/15/2047(2)(4)	390,596
5,224,532	0.65%, 05/15/2048(2)(4)	127,682
855,054	3.36%, 07/15/2045	896,144
	Morgan Stanley Bank of America Merrill Lynch Trust
10,721,100	1.00%, 12/15/2047(2)(4)	322,673
1,483,556	1.02%, 10/15/2048(2)(4)	55,843
1,530,000	3.13%, 12/15/2048	1,596,093
1,320,000	3.18%, 08/15/2045	1,360,707
795,172	4.26%, 10/15/2046(2)	856,791
	Morgan Stanley Capital Trust
8,074,059	1.42%, 06/15/2050(2)(4)	487,846
4,920,000	3.47%, 08/11/2033(1)	4,969,001
1,460,000	5.24%, 07/15/2049(1)(2)	744,928
82,680	5.67%, 10/12/2052(1)(2)	18,629
2,475,000	MTRO Commercial Mortgage Trust 1.96%, 12/15/2033, 1 mo. USD LIBOR + 1.800%(1)(3)	2,351,217
1,370,000	Natixis Commercial Mortgage Securities Trust 2.91%, 10/15/2036(1)	1,373,593
791,098	Oaktown Re II Ltd. 1.70%, 07/25/2028, 1 mo. USD LIBOR + 1.550%(1)(3)	789,684

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 19.0% - (continued)
	Commercial Mortgage-Backed Securities - 4.9% - (continued)
$790,000	SFAVE Commercial Mortgage Securities Trust 3.87%, 01/05/2043(1)(2)	$803,302
5,410,000	SG Commercial Mortgage Securities Trust 2.63%, 03/15/2037(1)	5,577,857
5,281,578	Stanwich Mortgage Loan Trust 3.48%, 11/16/2024(1)(5)	5,298,357
4,326,609	UBS Commercial Mortgage Trust 1.08%, 08/15/2050(2)(4)	213,152
	UBS-Barclays Commercial Mortgage Trust
790,000	2.85%, 12/10/2045	818,883
2,119,987	3.09%, 08/10/2049	2,192,021
2,065,000	3.19%, 03/10/2046	2,157,372
775,000	3.24%, 04/10/2046	813,013
	Wells Fargo Commercial Mortgage Trust
16,296,824	1.10%, 05/15/2048(2)(4)	601,188
1,036,612	2.92%, 10/15/2045	1,067,781
3,085,000	2.94%, 10/15/2049	3,385,173
430,000	4.15%, 05/15/2048(2)	421,536
	Wells Fargo N.A.
20,094,700	0.60%, 11/15/2062(2)(4)	906,430
9,795,752	0.65%, 11/15/2062(2)(4)	491,735
19,785,986	0.84%, 09/15/2062(2)(4)	1,186,184
35,497,385	0.89%, 01/15/2063(2)(4)	2,414,188
12,787,148	0.90%, 05/15/2062(2)(4)	798,818
	WF-RBS Commercial Mortgage Trust
255,115	2.88%, 12/15/2045	264,278
1,215,000	3.00%, 08/15/2045	1,250,049
1,150,000	3.07%, 03/15/2045	1,201,157
450,000	3.35%, 05/15/2045	472,471
686,382	3.72%, 05/15/2047	723,869
230,000	4.05%, 03/15/2047	251,445
1,095,000	4.15%, 08/15/2046(2)	1,182,167
710,000	5.00%, 06/15/2044(1)(2)	268,525
790,000	5.58%, 04/15/2045(1)(2)	798,851

		115,389,257

	Diversified Financial Services - 0.3%
7,095,000	KKR CLO Ltd. 1.46%, 10/15/2030, 3 mo. USD LIBOR + 1.220%(1)(3)	7,102,265

	Other Asset-Backed Securities - 2.4%
	Affirm Asset Securitization Trust
3,243,753	1.90%, 01/15/2025(1)	3,256,857
1,302,112	3.46%, 10/15/2024(1)	1,322,619
1,111,935	CF Hippolyta LLC 1.99%, 07/15/2060(1)	1,126,132
1,435,500	Domino’s Pizza Master Issuer LLC 3.67%, 10/25/2049(1)	1,524,803
4,925,783	Galaxy CLO Ltd. 1.01%, 11/15/2026, 3 mo. USD LIBOR + 0.790%(1)(3)	4,907,853
5,633,739	Preston Ridge Partners Mortgage Trust LLC 2.95%, 10/25/2025(1)(5)	5,655,240
3,749,490	Pretium Mortgage Credit Partners LLC 2.86%, 05/27/2059(1)(5)	3,764,255
532,096	Sapphire Aviation Finance Ltd. 3.23%, 03/15/2040(1)	515,127
5,065,923	Seasoned Credit Risk Transfer Trust 3.50%, 03/25/2058	5,531,783
	Towd Point Mortgage Trust
3,398,476	0.75%, 02/25/2057, 1 mo. USD LIBOR + 0.600%(1)(3)	3,387,588
1,447,232	2.25%, 04/25/2056(1)(2)	1,460,963
292,422	2.75%, 02/25/2055(1)(2)	295,600
1,417,593	2.75%, 08/25/2055(1)(2)	1,433,471
4,550,069	2.75%, 10/25/2056(1)(2)	4,663,373
1,172,751	2.75%, 04/25/2057(1)(2)	1,198,872
3,582,419	2.75%, 06/25/2057(1)(2)	3,712,191
2,258,491	2.75%, 07/25/2057(1)(2)	2,325,501

The accompanying notes are an integral part of these financial statements.

78

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 19.0% - (continued)
	Other Asset-Backed Securities - 2.4% - (continued)
$99,275	3.00%, 03/25/2054(1)(2)	$99,618
3,059,678	VOLT LXXX LLC 3.23%, 10/25/2049(1)(5)	3,063,992
1,218,963	VOLT LXXXIII LLC 3.33%, 11/26/2049(1)(5)	1,222,454
3,171,870	VOLT LXXXIV LLC 3.43%, 12/27/2049(1)(5)	3,179,730
2,517,493	VOLT XCI LLC 3.11%, 11/25/2050(1)(5)	2,520,154

		56,168,176

	Whole Loan Collateral CMO - 6.5%
	Alternative Loan Trust
188,608	0.69%, 01/25/2036, 1 mo. USD LIBOR + 0.540%(3)	182,746
826,766	0.79%, 11/25/2035, 1 mo. USD LIBOR + 0.640%(3)	717,072
744,095	5.75%, 05/25/2036	494,982
855,083	Angel Oak Mortgage Trust LLC 3.63%, 03/25/2049(1)(2)	874,540
4,805,326	Arroyo Mortgage Trust 3.35%, 04/25/2049(1)(2)	4,950,840
21,184,218	Bank of America Commercial Mortgage Trust 1.79%, 03/15/2063(2)(4)	2,965,905
	Bank of America Funding Trust
944,088	0.75%, 05/20/2047, 1 mo. USD LIBOR + 0.600%(3)	915,195
3,140,212	5.77%, 05/25/2037(2)	3,271,951
121,586	5.85%, 01/25/2037(5)	125,062
745,639	BCAP LLC Trust 0.33%, 03/25/2037, 1 mo. USD LIBOR + 0.180%(3)	723,305
200,125	Bear Stearns Adjustable Rate Mortgage Trust 2.41%, 10/25/2035, 12 mo. USD CMT + 2.300%(3)	200,243
779,179	Bear Stearns Alt-A Trust 0.65%, 01/25/2036, 1 mo. USD LIBOR + 0.500%(3)	970,915
262,348	Bear Stearns Mortgage Funding Trust 0.33%, 10/25/2036, 1 mo. USD LIBOR + 0.180%(3)	227,885
	Bellemeade Re Ltd.
404,837	1.25%, 07/25/2029, 1 mo. USD LIBOR + 1.100%(1)(3)	404,837
210,576	1.45%, 03/25/2029, 1 mo. USD LIBOR + 1.300%(1)(3)	210,555
1,851,116	1.55%, 10/25/2029, 1 mo. USD LIBOR + 1.400%(1)(3)	1,848,866
25,933,627	Benchmark Mortgage Trust 1.23%, 03/15/2062(2)(4)	2,032,203
	CHL Mortgage Pass-Through Trust
388,521	2.68%, 11/20/2035(2)	335,342
1,593,025	3.00%, 09/25/2047(2)	1,489,427
3,165,127	CIM Trust 3.00%, 04/25/2057(1)(2)	3,229,929
1,643,234	Citigroup Mortgage Loan Trust 3.23%, 11/25/2070(1)(5)	1,651,194
4,485,000	Colombia Cent CLO Ltd. 1.37%, 10/25/2028, 3 mo. USD LIBOR + 1.150%(1)(3)	4,475,626
1,356,056	COLT Mortgage Loan Trust 3.34%, 05/25/2049(1)(2)	1,364,159
	Connecticut Avenue Securities Trust
1,527,868	2.15%, 07/25/2039, 1 mo. USD LIBOR + 2.000%(1)(3)	1,526,512
1,861,886	2.25%, 06/25/2039, 1 mo. USD LIBOR + 2.100%(1)(3)	1,857,692
1,227,758	2.30%, 09/25/2031, 1 mo. USD LIBOR + 2.150%(1)(3)	1,226,266
1,207,983	2.30%, 11/25/2039, 1 mo. USD LIBOR + 2.150%(1)(3)	1,189,510
1,261,432	2.45%, 08/25/2031, 1 mo. USD LIBOR + 2.300%(1)(3)	1,259,827

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 19.0% - (continued)
	Whole Loan Collateral CMO - 6.5% - (continued)
$1,559,384	Credit Suisse First Boston Mortgage Securities Corp. 5.50%, 06/25/2035	$1,445,088
1,994,159	CSMC Trust 3.25%, 04/25/2047(1)(2)	2,074,285
360,749	Deephaven Residential Mortgage Trust 2.45%, 06/25/2047(1)(2)	360,871
	Fannie Mae Connecticut Avenue Securities
1,417,541	3.70%, 07/25/2029, 1 mo. USD LIBOR + 3.550%(3)	1,458,707
2,264,927	4.50%, 05/25/2029, 1 mo. USD LIBOR + 4.350%(3)	2,359,730
803,225	5.05%, 11/25/2024, 1 mo. USD LIBOR + 4.900%(3)	823,928
419,673	5.85%, 04/25/2028, 1 mo. USD LIBOR + 5.700%(3)	447,778
287,280	6.15%, 09/25/2028, 1 mo. USD LIBOR + 6.000%(3)	304,657
24,339	GMACM Mortgage Loan Trust 3.59%, 04/19/2036(2)	21,221
	GSR Mortgage Loan Trust
940,677	0.45%, 01/25/2037, 1 mo. USD LIBOR + 0.300%(3)	260,632
1,288,464	3.05%, 01/25/2036(2)	1,286,841
	HarborView Mortgage Loan Trust
863,122	0.34%, 01/19/2038, 1 mo. USD LIBOR + 0.190%(3)	804,601
2,979,661	0.39%, 12/19/2036, 1 mo. USD LIBOR + 0.240%(3)	2,836,447
905,561	Home Re Ltd. 1.75%, 10/25/2028, 1 mo. USD LIBOR + 1.600%(1)(3)	903,879
1,008,118	IndyMac Index Mortgage Loan Trust 3.26%, 03/25/2036(2)	890,978
196,645	JP Morgan Mortgage Trust 3.55%, 04/25/2037(2)	178,158
2,735,000	LCM XX L.P. 1.26%, 10/20/2027, 3 mo. USD LIBOR + 1.040%(1)(3)	2,731,116
956,191	Lehman XS Trust 0.36%, 07/25/2046, 1 mo. USD LIBOR + 0.210%(3)	943,240
	LSTAR Securities Investment Ltd.
1,651,003	1.66%, 04/01/2024, 1 mo. USD LIBOR + 1.500%(1)(3)	1,636,690
3,922,114	1.66%, 05/01/2024, 1 mo. USD LIBOR + 1.500%(1)(3)	3,911,721
	LSTAR Securities Investment Trust
538,118	1.66%, 04/01/2024, 1 mo. USD LIBOR + 1.500%(1)(3)	533,816
1,439,272	1.86%, 03/01/2024, 1 mo. USD LIBOR + 1.700%(1)(3)	1,430,983
291,709	MASTR Adjustable Rate Mortgages Trust 3.18%, 11/21/2034(2)	298,090
676,409	MFA Trust 2.59%, 02/25/2057(1)(2)	684,297
3,363,000	Mortgage Insurance-Linked Notes 2.05%, 11/26/2029, 1 mo. USD LIBOR + 1.900%(1)(3)	3,354,976
	New Residential Mortgage Loan Trust
3,636,802	0.90%, 01/25/2048, 1 mo. USD LIBOR + 0.750%(1)(3)	3,640,156
2,949,965	1.65%, 06/25/2057, 1 mo. USD LIBOR + 1.500%(1)(3)	2,984,951
1,559,320	2.49%, 09/25/2059(1)(2)	1,588,264
623,180	3.23%, 08/25/2060(1)(5)	627,712
2,725,263	3.50%, 08/25/2059(1)(2)	2,843,910
2,966,540	3.75%, 11/26/2035(1)(2)	3,146,145
2,753,110	3.75%, 11/25/2056(1)(2)	2,933,507
4,957,628	4.00%, 02/25/2057(1)(2)	5,357,945
5,005,382	4.00%, 03/25/2057(1)(2)	5,412,551
3,923,230	4.00%, 04/25/2057(1)(2)	4,172,110

The accompanying notes are an integral part of these financial statements.

79

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 19.0% - (continued)
	Whole Loan Collateral CMO - 6.5% - (continued)
$2,971,556	4.00%, 05/25/2057(1)(2)	$3,224,882
4,354,159	4.00%, 08/27/2057(1)(2)	4,703,107
1,879,410	4.00%, 12/25/2057(1)(2)	2,032,310
267,669	Oaktown Re III Ltd. 1.55%, 07/25/2029, 1 mo. USD LIBOR + 1.400%(1)(3)	267,705
6,354,583	OZLM Ltd. 1.26%, 04/30/2027, 3 mo. USD LIBOR + 1.050%(1)(3)	6,347,224
1,940,808	PMT Credit Risk Transfer Trust 2.15%, 03/27/2024, 1 mo. USD LIBOR + 2.000%(1)(3)	1,787,098
1,438,474	Preston Ridge Partners Mortgage Trust LLC 3.50%, 10/25/2024(1)(2)	1,455,933
947,037	RBSGC Mortgage Loan Trust 6.25%, 01/25/2037	938,196
636,072	Residential Accredit Loans, Inc. 6.00%, 12/25/2035	632,033
	Seasoned Credit Risk Transfer Trust
3,035,722	2.50%, 08/25/2059	3,157,769
2,037,406	3.50%, 11/25/2057	2,263,692
5,416,211	3.50%, 07/25/2058	6,039,414
5,362,892	3.50%, 10/25/2058	5,918,222
743,512	Structured Agency Credit Risk Trust 1.80%, 04/25/2043, 1 mo. USD LIBOR + 1.650%(1)(3)	731,348
	Vericrest Opportunity Loan Trust
1,385,449	3.18%, 10/25/2049(1)(5)	1,386,850
2,944,318	3.28%, 11/25/2049(1)(5)	2,945,646
	WaMu Mortgage Pass-Through Certificates Trust
452,860	0.57%, 06/25/2044, 1 mo. USD LIBOR + 0.420%(3)	440,455
2,399,461	1.56%, 12/25/2046, 12 mo. USD MTA + 0.820%(3)	2,168,618
918,992	3.14%, 06/25/2037(2)	862,511
27,415,144	Wells Fargo Commercial Mortgage Trust 0.90%, 09/15/2057(2)(4)	985,029

		153,700,609

	Total Asset & Commercial Mortgage-Backed Securities (cost $451,201,136)	$450,929,845

CORPORATE BONDS - 35.6%
	Advertising - 0.0%
500,000	Lamar Media Corp. 3.75%, 02/15/2028	$513,850

	Aerospace/Defense - 0.6%
	Boeing Co.
1,900,000	5.04%, 05/01/2027	2,221,236
1,390,000	5.15%, 05/01/2030	1,682,250
815,000	General Dynamics Corp. 4.25%, 04/01/2040	1,060,891
2,127,000	L3Harris Technologies, Inc. 3.85%, 06/15/2023	2,297,474
2,035,000	Northrop Grumman Corp. 5.15%, 05/01/2040	2,812,778
	United Technologies Corp.
32,000	3.65%, 08/16/2023	34,502
1,565,000	3.95%, 08/16/2025	1,794,919
1,220,000	4.45%, 11/16/2038	1,538,356
400,000	4.63%, 11/16/2048	543,039

		13,985,445

	Agriculture - 0.8%
	Altria Group, Inc.
405,000	2.63%, 09/16/2026	437,189
765,000	3.88%, 09/16/2046	808,060
2,055,000	5.38%, 01/31/2044	2,626,485
955,000	5.80%, 02/14/2039	1,258,283
320,000	5.95%, 02/14/2049	448,307

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 35.6% - (continued)
	Agriculture - 0.8% - (continued)
$895,000	Archer-Daniels-Midland Co. 3.25%, 03/27/2030	$1,035,059
	BAT Capital Corp.
2,460,000	2.26%, 03/25/2028	2,553,593
1,755,000	2.79%, 09/06/2024	1,876,143
3,265,000	BAT International Finance plc 1.67%, 03/25/2026	3,342,116
1,760,000	Kernel Holding S.A. 6.50%, 10/17/2024(6)	1,865,600
2,365,000	Philip Morris International, Inc. 2.10%, 05/01/2030	2,466,569

		18,717,404

	Apparel - 0.0%
550,000	Hanesbrands, Inc. 4.88%, 05/15/2026(1)	597,438

	Auto Manufacturers - 0.1%
	General Motors Co.
1,260,000	5.20%, 04/01/2045	1,530,177
740,000	6.13%, 10/01/2025	897,597
145,000	6.80%, 10/01/2027	186,341

		2,614,115

	Beverages - 0.9%
	Anheuser-Busch InBev Worldwide, Inc.
2,549,000	3.75%, 07/15/2042	2,899,881
1,145,000	4.60%, 04/15/2048	1,448,885
710,000	4.75%, 04/15/2058	929,114
3,304,000	5.45%, 01/23/2039	4,488,629
	Constellation Brands, Inc.
1,275,000	2.65%, 11/07/2022	1,324,981
612,000	3.15%, 08/01/2029	681,554
3,171,000	3.60%, 02/15/2028	3,622,321
590,000	4.65%, 11/15/2028	718,884
3,313,000	Diageo Capital plc 2.00%, 04/29/2030	3,454,829
1,375,000	PepsiCo, Inc. 3.63%, 03/19/2050	1,744,784

		21,313,862

	Biotechnology - 0.8%
	Amgen, Inc.
545,000	1.90%, 02/21/2025	572,850
1,975,000	2.20%, 02/21/2027	2,117,225
4,615,000	2.30%, 02/25/2031	4,922,317
835,000	3.15%, 02/21/2040	919,176
1,050,000	3.38%, 02/21/2050	1,173,144
4,110,000	Gilead Sciences, Inc. 1.65%, 10/01/2030	4,124,123
	Royalty Pharma plc
170,000	1.75%, 09/02/2027(1)	174,924
1,830,000	2.20%, 09/02/2030(1)	1,879,263
1,185,000	3.30%, 09/02/2040(1)	1,245,979
1,290,000	3.55%, 09/02/2050(1)	1,374,431

		18,503,432

	Chemicals - 0.4%
1,490,000	Alpek S.A.B. de C.V. 4.25%, 09/18/2029(1)	1,633,785
	CF Industries, Inc.
140,000	4.95%, 06/01/2043	171,850
220,000	5.38%, 03/15/2044	278,466
290,000	Chemours Co. 5.38%, 05/15/2027(7)	308,850
516,000	Dow Chemical Co. 4.80%, 05/15/2049(7)	696,886
2,760,000	DuPont de Nemours, Inc. 4.21%, 11/15/2023	3,044,943
	LYB International Finance LLC
745,000	1.25%, 10/01/2025	758,049
475,000	3.80%, 10/01/2060	510,146
290,000	Olin Corp. 5.13%, 09/15/2027	303,381
525,000	Sherwin-Williams Co. 3.30%, 05/15/2050	580,418
205,000	Syngenta Finance N.V. 4.89%, 04/24/2025(1)	220,017

		8,506,791

The accompanying notes are an integral part of these financial statements.

80

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 35.6% - (continued)
	Commercial Banks - 5.4%
	Bank of America Corp.
$2,140,000	2.46%, 10/22/2025, (2.46% fixed rate until 10/22/2024; 3 mo. USD LIBOR + 0.870% thereafter)(8)	$2,281,302
1,565,000	3.19%, 07/23/2030, (3.19% fixed rate until 07/23/2029; 3 mo. USD LIBOR + 1.180% thereafter)(8)	1,753,880
4,765,000	3.37%, 01/23/2026, (3.37% fixed rate until 01/23/2025; 3 mo. USD LIBOR + 0.810% thereafter)(8)	5,245,791
4,620,000	3.71%, 04/24/2028, (3.71% fixed rate until 04/24/2027; 3 mo. USD LIBOR + 1.512% thereafter)(8)	5,259,679
4,305,000	4.08%, 03/20/2051, (4.08% fixed rate until 03/20/2050; 3 mo. USD LIBOR + 3.150% thereafter)(8)	5,436,649
2,750,000	7.75%, 05/14/2038	4,688,770
2,105,000	Bank of New York Mellon Corp. 2.10%, 10/24/2024	2,235,603
1,940,000	BNP Paribas S.A. 2.22%, 06/09/2026, (2.22% fixed rate until 06/09/2025; 3 mo. USD SOFR + 2.074% thereafter)(1)(8)	2,030,466
1,725,000	Capital One Financial Corp. 3.90%, 01/29/2024	1,889,525
	Citigroup, Inc.
1,555,000	2.31%, 11/04/2022, (2.31% fixed rate until 11/04/2021; 3 mo. USD SOFR + 0.867% thereafter)(8)	1,579,845
3,275,000	3.35%, 04/24/2025, (3.35% fixed rate until 04/24/2024; 3 mo. USD LIBOR + 0.897% thereafter)(8)	3,560,501
1,795,000	3.98%, 03/20/2030, (3.98% fixed rate until 03/20/2029; 3 mo. USD LIBOR + 1.338% thereafter)(8)	2,110,934
1,250,000	4.41%, 03/31/2031, (4.41% fixed rate until 03/31/2030; 3 mo. USD SOFR + 3.914% thereafter)(8)	1,515,821
1,660,000	4.45%, 09/29/2027	1,962,349
3,285,000	Credit Suisse Group AG 6.25%, 12/18/2024, (6.25% fixed rate until 12/18/2024; 5 year USD Swap + 3.455% thereafter)(1)(8)(9)	3,588,455
	Danske Bank A/S
1,890,000	5.00%, 01/12/2022(1)	1,973,081
1,970,000	5.38%, 01/12/2024(1)	2,222,475
1,640,000	Fifth Third Bancorp 2.38%, 01/28/2025	1,745,354
	Goldman Sachs Group, Inc.
965,000	2.91%, 07/24/2023, (2.91% fixed rate until 07/24/2022; 3 mo. USD LIBOR + 0.990% thereafter)(8)	1,002,287
920,000	3.69%, 06/05/2028, (3.69% fixed rate until 06/05/2027; 3 mo. USD LIBOR + 1.510% thereafter)(8)	1,059,861
1,760,000	3.81%, 04/23/2029, (3.81% fixed rate until 04/23/2028; 3 mo. USD LIBOR + 1.158% thereafter)(8)	2,037,060
1,000,000	4.22%, 05/01/2029, (4.22% fixed rate until 05/01/2028; 3 mo. USD LIBOR + 1.301% thereafter)(8)	1,186,363
65,000	6.25%, 02/01/2041	101,801
2,310,000	6.75%, 10/01/2037	3,534,672
2,710,000	HSBC Holdings plc 1.59%, 05/24/2027, (1.59% fixed rate until 05/24/2026; 3 mo. USD SOFR + 1.290% thereafter)(8)	2,755,846

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 35.6% - (continued)
	Commercial Banks - 5.4% - (continued)
	JP Morgan Chase & Co.
$390,000	2.96%, 05/13/2031, (2.96% fixed rate until 05/13/2030; 3 mo. USD SOFR + 2.515% thereafter)(8)	$427,670
1,735,000	3.11%, 04/22/2041, (3.11% fixed rate until 04/22/2040; 3 mo. USD SOFR + 2.460% thereafter)(8)	1,939,324
575,000	3.11%, 04/22/2051, (3.11% fixed rate until 04/22/2050; 3 mo. USD SOFR + 2.440% thereafter)(8)	640,215
2,160,000	3.22%, 03/01/2025, (3.22% fixed rate until 03/01/2024; 3 mo. USD LIBOR + 1.155% thereafter)(8)	2,329,185
2,500,000	3.51%, 01/23/2029, (3.51% fixed rate until 01/23/2028; 3 mo. USD LIBOR + 0.945% thereafter)(8)	2,843,214
1,655,000	3.70%, 05/06/2030, (3.70% fixed rate until 05/06/2029; 3 mo. USD LIBOR + 1.160% thereafter)(8)	1,919,858
1,990,000	3.80%, 07/23/2024, (3.80% fixed rate until 07/23/2023; 3 mo. USD LIBOR + 0.890% thereafter)(8)	2,158,663
4,480,000	3.96%, 01/29/2027, (3.96% fixed rate until 01/29/2026; 3 mo. USD LIBOR + 1.245% thereafter)(8)	5,147,912
2,230,000	4.01%, 04/23/2029, (4.01% fixed rate until 04/23/2028; 3 mo. USD LIBOR + 1.120% thereafter)(8)	2,618,108
930,000	4.02%, 12/05/2024, (4.02% fixed rate until 12/05/2023; 3 mo. USD LIBOR + 1.000% thereafter)(8)	1,024,514
	Morgan Stanley
4,595,000	1.79%, 02/13/2032, (1.79% fixed rate until 02/13/2031; 3 mo. USD SOFR + 1.034% thereafter)(8)	4,627,855
2,450,000	2.70%, 01/22/2031, (2.70% fixed rate until 01/22/2030; 3 mo. USD SOFR + 1.143% thereafter)(8)	2,667,445
100,000	2.75%, 05/19/2022	103,272
2,000,000	3.59%, 07/22/2028, (3.59% fixed rate until 07/22/2027; 3 mo. USD LIBOR + 1.340% thereafter)(8)	2,283,390
1,475,000	3.63%, 01/20/2027	1,689,193
2,775,000	4.00%, 07/23/2025	3,175,632
750,000	4.43%, 01/23/2030, (4.43% fixed rate until 01/23/2029; 3 mo. USD LIBOR + 1.628% thereafter)(8)	912,305
600,000	PNC Bank NA 2.70%, 10/22/2029	659,412
	PNC Financial Services Group, Inc.
835,000	2.20%, 11/01/2024	887,430
80,000	2.55%, 01/22/2030	87,645
1,435,000	Santander Holdings USA, Inc. 3.70%, 03/28/2022	1,481,881
150,000	State Street Corp. 2.35%, 11/01/2025, (2.35% fixed rate until 11/01/2024; 3 mo. USD SOFR + 0.940% thereafter)(8)	160,093
5,190,000	Truist Bank 2.25%, 03/11/2030	5,445,162
1,273,000	UBS Group AG 2.65%, 02/01/2022(1)	1,305,363
2,685,000	UniCredit S.p.A. 6.57%, 01/14/2022(1)	2,829,499
	Wells Fargo & Co.
3,075,000	2.41%, 10/30/2025, (2.41% fixed rate until 10/30/2024; 3 mo. USD LIBOR + 0.825% thereafter)(8)	3,251,413
2,795,000	3.00%, 04/22/2026	3,076,170
665,000	3.00%, 10/23/2026	736,800

The accompanying notes are an integral part of these financial statements.

81

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 35.6% - (continued)
	Commercial Banks - 5.4% - (continued)
$4,800,000	3.07%, 01/24/2023	$4,936,999
1,840,000	3.75%, 01/24/2024	2,008,709
155,000	4.90%, 11/17/2045	206,445
765,000	5.01%, 04/04/2051, (5.01% fixed rate until 04/04/2050; 3 mo. USD LIBOR + 4.240% thereafter)(8)	1,087,231
645,000	5.61%, 01/15/2044	914,158

		128,340,535

	Commercial Services - 1.2%
	Ashtead Capital, Inc.
1,190,000	4.00%, 05/01/2028(1)	1,263,947
200,000	4.13%, 08/15/2025(1)	205,400
5,190,000	4.38%, 08/15/2027(1)	5,481,938
	Equifax, Inc.
1,079,000	2.60%, 12/15/2025	1,164,661
345,000	3.10%, 05/15/2030	383,760
1,923,000	Gartner, Inc. 3.75%, 10/01/2030(1)	2,026,380
	Global Payments, Inc.
1,510,000	2.90%, 05/15/2030	1,644,198
905,000	3.20%, 08/15/2029	1,001,418
	Howard University (AGM Insured)
1,000,000	2.70%, 10/01/2029	1,028,381
1,000,000	2.90%, 10/01/2031	1,054,396
720,000	3.48%, 10/01/2041	738,759
4,150,000	IHS Markit Ltd. 4.13%, 08/01/2023	4,512,295
	Service Corp. International
2,500,000	3.38%, 08/15/2030	2,600,525
385,000	4.63%, 12/15/2027	410,025
4,561,000	5.13%, 06/01/2029	5,051,308
315,000	United Rentals North America, Inc. 4.00%, 07/15/2030	331,538

		28,898,929

	Construction Materials - 0.1%
985,000	Carrier Global Corp. 2.70%, 02/15/2031	1,058,305
	Standard Industries, Inc.
805,000	3.38%, 01/15/2031(1)	809,025
1,435,000	4.38%, 07/15/2030(1)	1,535,063

		3,402,393

	Diversified Financial Services - 0.4%
1,875,000	GE Capital Funding LLC 4.40%, 05/15/2030(1)	2,210,303
970,000	GE Capital International Funding Co. 4.42%, 11/15/2035	1,157,740
475,000	Mastercard, Inc. 3.35%, 03/26/2030	552,303
390,000	Navient Corp. 7.25%, 01/25/2022	407,550
4,220,000	Power Finance Corp. Ltd. 3.95%, 04/23/2030(1)	4,498,647

		8,826,543

	Electric - 3.0%
1,415,000	AES Corp. 3.30%, 07/15/2025(1)	1,542,350
	Berkshire Hathaway Energy Co.
705,000	1.65%, 05/15/2031(1)	704,900
875,000	3.25%, 04/15/2028	1,000,255
965,000	Centrais Eletricas Brasileiras S.A. 3.63%, 02/04/2025(1)	1,001,197
	Cleco Corporate Holdings LLC
1,215,000	3.38%, 09/15/2029	1,247,860
457,000	3.74%, 05/01/2026	505,760
75,000	4.97%, 05/01/2046	87,768
1,640,000	Commonwealth Edison Co. 3.65%, 06/15/2046	1,949,496
375,000	Connecticut Light & Power Co. 4.00%, 04/01/2048	485,580

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 35.6% - (continued)
	Electric - 3.0% - (continued)
$415,000	Dominion Energy South Carolina, Inc. 5.10%, 06/01/2065	$654,001
710,000	Dominion Energy, Inc. 3.38%, 04/01/2030	808,757
1,525,000	Duke Energy Carolinas LLC 4.25%, 12/15/2041	1,942,427
780,000	Duke Energy Indiana LLC 3.25%, 10/01/2049	883,389
670,000	Duke Energy Progress LLC 4.38%, 03/30/2044	860,648
	Evergy, Inc.
730,000	2.45%, 09/15/2024	774,044
2,260,000	2.90%, 09/15/2029	2,477,260
2,745,000	Exelon Corp. 3.95%, 06/15/2025	3,105,102
	FirstEnergy Corp.
285,000	1.60%, 01/15/2026	278,550
1,550,000	2.25%, 09/01/2030	1,499,319
360,000	Florida Power & Light Co. 3.99%, 03/01/2049	468,464
	Georgia Power Co.
4,525,000	2.10%, 07/30/2023	4,726,349
1,835,000	4.30%, 03/15/2042	2,330,219
	IPALCO Enterprises, Inc.
1,465,000	3.70%, 09/01/2024	1,596,810
4,695,000	4.25%, 05/01/2030(1)	5,420,072
2,030,000	ITC Holdings Corp. 2.95%, 05/14/2030(1)	2,218,850
	MidAmerican Energy Co.
925,000	3.15%, 04/15/2050	1,063,392
380,000	3.65%, 08/01/2048	464,612
1,485,000	NextEra Energy Capital Holdings, Inc. 2.25%, 06/01/2030	1,556,897
	NRG Energy, Inc.
1,705,000	2.00%, 12/02/2025(1)	1,768,048
1,705,000	2.45%, 12/02/2027(1)	1,795,067
	Oglethorpe Power Corp.
360,000	3.75%, 08/01/2050(1)	386,862
1,130,000	5.05%, 10/01/2048	1,434,888
	Oncor Electric Delivery Co. LLC
360,000	3.10%, 09/15/2049	410,529
565,000	5.75%, 03/15/2029	745,103
3,780,000	Pacific Gas and Electric Co. 2.50%, 02/01/2031	3,793,802
	PacifiCorp
306,000	4.13%, 01/15/2049	393,437
360,000	4.15%, 02/15/2050	469,664
395,000	Public Service Electric & Gas Co. 3.80%, 03/01/2046	485,105
	Public Service Enterprise Group, Inc.
1,230,000	1.60%, 08/15/2030	1,212,751
1,820,000	2.88%, 06/15/2024	1,959,271
	Puget Energy, Inc.
2,070,000	3.65%, 05/15/2025	2,282,832
1,835,000	4.10%, 06/15/2030	2,074,889
205,000	Sempra Energy 4.00%, 02/01/2048	244,264
	Southern California Edison Co.
675,000	2.25%, 06/01/2030(7)	702,781
1,950,000	2.85%, 08/01/2029	2,121,611
235,000	3.65%, 02/01/2050	266,916
511,000	4.00%, 04/01/2047	600,220
	Southern Co.
625,000	2.95%, 07/01/2023	661,852
5,365,000	3.70%, 04/30/2030	6,212,483
380,000	Union Electric Co. 4.00%, 04/01/2048	478,936

		72,155,639

	Engineering & Construction - 0.1%
3,242,471	International Airport Finance S.A. 12.00%, 03/15/2033(1)	3,218,152

The accompanying notes are an integral part of these financial statements.

82

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 35.6% - (continued)
	Entertainment - 0.1%
$1,025,000	GLP Capital L.P. / GLP Financing II, Inc. 5.30%, 01/15/2029	$1,185,874
265,000	WMG Acquisition Corp. 3.88%, 07/15/2030(1)	281,634

		1,467,508

	Environmental Control - 0.3%
	Clean Harbors, Inc.
5,241,000	4.88%, 07/15/2027(1)	5,467,988
116,000	5.13%, 07/15/2029(1)	126,730
	Waste Management, Inc.
560,000	2.50%, 11/15/2050	565,800
235,000	4.15%, 07/15/2049	313,186

		6,473,704

	Food - 0.6%
	Conagra Brands, Inc.
2,235,000	1.38%, 11/01/2027	2,255,627
775,000	4.30%, 05/01/2024	867,335
240,000	4.60%, 11/01/2025	282,704
901,000	4.85%, 11/01/2028	1,118,928
335,000	5.40%, 11/01/2048	478,086
1,325,000	Kellogg Co. 3.40%, 11/15/2027	1,498,566
	Kraft Heinz Foods Co.
45,000	3.75%, 04/01/2030(1)	48,095
95,000	4.25%, 03/01/2031(1)	105,930
5,000	4.63%, 01/30/2029	5,721
2,090,000	Minerva Luxembourg S.A. 6.50%, 09/20/2026(6)	2,194,521
1,425,000	Mondelez International, Inc. 1.50%, 02/04/2031	1,407,899
3,070,000	NBM U.S. Holdings, Inc. 7.00%, 05/14/2026(1)	3,342,493
285,000	TreeHouse Foods, Inc. 6.00%, 02/15/2024(1)	290,344

		13,896,249

	Food Service - 0.0%
160,000	Aramark Services, Inc. 5.00%, 02/01/2028(1)	168,600

	Forest Products & Paper - 0.2%
4,120,000	Suzano Austria GmbH 5.00%, 01/15/2030	4,678,796

	Gas - 0.4%
	AmeriGas Partners L.P. / AmeriGas Finance Corp.
70,000	5.63%, 05/20/2024	75,425
375,000	5.88%, 08/20/2026	421,875
1,375,000	Dominion Energy Gas Holdings LLC 2.50%, 11/15/2024	1,471,049
	NiSource, Inc.
1,750,000	3.49%, 05/15/2027	1,984,374
2,775,000	3.60%, 05/01/2030	3,211,157
	Sempra Energy
1,615,000	3.40%, 02/01/2028	1,839,358
720,000	3.80%, 02/01/2038	833,977

		9,837,215

	Healthcare - Products - 0.6%
	Alcon Finance Corp.
1,739,000	2.75%, 09/23/2026(1)	1,903,288
1,145,000	3.00%, 09/23/2029(1)	1,249,644
940,000	Baxter International, Inc. 3.95%, 04/01/2030(1)	1,123,405
3,925,000	Becton Dickinson and Co. 3.36%, 06/06/2024	4,266,768
	Boston Scientific Corp.
1,030,000	1.90%, 06/01/2025	1,081,924
3,410,000	3.75%, 03/01/2026	3,869,805
690,000	Hill-Rom Holdings, Inc. 4.38%, 09/15/2027(1)	728,947
250,000	Teleflex, Inc. 4.25%, 06/01/2028(1)	265,000

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 35.6% - (continued)
	Healthcare - Products - 0.6% - (continued)
$255,000	Thermo Fisher Scientific, Inc. 3.00%, 04/15/2023	$269,124

		14,757,905

	Healthcare - Services - 0.9%
	Anthem, Inc.
1,335,000	3.50%, 08/15/2024	1,464,802
410,000	4.63%, 05/15/2042	534,604
	Centene Corp.
95,000	3.38%, 02/15/2030	99,949
435,000	4.25%, 12/15/2027	461,100
5,019,000	4.63%, 12/15/2029	5,572,144
360,000	CommonSpirit Health 3.35%, 10/01/2029	395,305
710,000	HCA, Inc. 3.50%, 09/01/2030	754,429
5,265,000	Rede D’or Finance S.a.r.l. 4.50%, 01/22/2030(1)	5,488,763
990,000	Sutter Health 3.36%, 08/15/2050	1,077,652
	UnitedHealth Group, Inc.
1,420,000	2.38%, 08/15/2024	1,513,575
1,205,000	2.88%, 08/15/2029	1,369,679
830,000	3.50%, 08/15/2039	987,386
405,000	4.75%, 07/15/2045	569,802

		20,289,190

	Home Builders - 0.3%
5,355,000	PulteGroup, Inc. 5.50%, 03/01/2026	6,371,995
575,000	Toll Brothers Finance Corp. 4.88%, 11/15/2025	645,437

		7,017,432

	Insurance - 1.1%
4,045,000	American International Group, Inc. 2.50%, 06/30/2025	4,348,361
1,515,000	Aon Corp. 2.20%, 11/15/2022	1,565,862
5,440,000	Brighthouse Financial, Inc. 5.63%, 05/15/2030	6,715,576
	Genworth Holdings, Inc.
20,000	4.80%, 02/15/2024	18,700
380,000	4.90%, 08/15/2023	359,100
	Marsh & McLennan Cos., Inc.
1,480,000	3.88%, 03/15/2024	1,632,377
1,300,000	4.75%, 03/15/2039	1,749,766
415,000	Massachusetts Mutual Life Insurance Co. 3.73%, 10/15/2070(1)	458,186
345,000	MGIC Investment Corp. 5.75%, 08/15/2023(7)	374,325
2,600,000	New York Life Global Funding 2.00%, 01/22/2025(1)	2,735,544
1,250,000	Progressive Corp. 3.20%, 03/26/2030	1,439,555
	Unum Group
640,000	4.00%, 06/15/2029	719,835
1,325,000	4.50%, 03/15/2025	1,500,758
1,215,000	4.50%, 12/15/2049	1,280,297
35,000	Voya Financial, Inc. 4.80%, 06/15/2046	44,367
1,035,000	Willis North America, Inc. 3.60%, 05/15/2024	1,130,125

		26,072,734

	Internet - 0.7%
2,975,000	Alibaba Group Holding Ltd. 3.40%, 12/06/2027	3,330,517
2,320,000	Amazon.com, Inc. 3.88%, 08/22/2037	2,894,129
4,445,000	NortonLifeLock, Inc. 5.00%, 04/15/2025(1)	4,533,900
	Tencent Holdings Ltd.
1,330,000	1.81%, 01/26/2026(1)	1,358,949
800,000	2.39%, 06/03/2030(1)	822,048
1,210,000	3.60%, 01/19/2028(1)	1,335,757
1,665,000	3.98%, 04/11/2029(1)	1,897,071

		16,172,371

The accompanying notes are an integral part of these financial statements.

83

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 35.6% - (continued)
		Iron/Steel - 0.3%
	$285,000	Commercial Metals Co. 5.38%, 07/15/2027	$299,962
EUR	1,755,000	Metinvest B.V. 5.63%, 06/17/2025(1)	2,219,036
	$1,653,000	Steel Dynamics, Inc. 2.80%, 12/15/2024	1,777,124
	3,170,000	Vale Overseas Ltd. 3.75%, 07/08/2030	3,526,657

			7,822,779

		IT Services - 0.8%
		Apple, Inc.
	1,710,000	2.20%, 09/11/2029	1,846,330
	490,000	2.65%, 05/11/2050	520,060
	885,000	3.45%, 02/09/2045	1,074,042
	4,602,000	Booz Allen Hamilton, Inc. 3.88%, 09/01/2028(1)	4,740,060
		HP, Inc.
	1,115,000	2.20%, 06/17/2025	1,180,494
	1,260,000	3.00%, 06/17/2027	1,390,293
		IBM Corp.
	3,500,000	1.95%, 05/15/2030	3,607,518
	2,885,000	3.50%, 05/15/2029	3,338,163
	470,000	4.25%, 05/15/2049	617,173
	1,070,000	Leidos, Inc. 3.63%, 05/15/2025(1)	1,196,356

			19,510,489

		Lodging - 0.0%
	85,000	Hilton Domestic Operating Co., Inc. 5.13%, 05/01/2026	87,762
	975,000	Las Vegas Sands Corp. 3.50%, 08/18/2026	1,043,342

			1,131,104

		Machinery - Diversified - 0.1%
	2,405,000	Otis Worldwide Corp. 2.57%, 02/15/2030	2,582,560

		Media - 2.4%
		CCO Holdings LLC / CCO Holdings Capital Corp.
	980,000	4.25%, 02/01/2031(1)	1,032,783
	502,000	4.50%, 08/15/2030(1)	532,748
	150,000	5.13%, 05/01/2027(1)	159,179
	145,000	5.75%, 02/15/2026(1)	149,618
		Charter Communications Operating LLC / Charter Communications Operating Capital
	2,100,000	2.30%, 02/01/2032	2,102,439
	270,000	3.70%, 04/01/2051	280,383
	1,245,000	5.13%, 07/01/2049	1,519,540
	4,055,000	6.48%, 10/23/2045	5,735,633
	380,000	6.83%, 10/23/2055	576,338
		Comcast Corp.
	490,000	3.20%, 07/15/2036	556,674
	2,055,000	3.25%, 11/01/2039	2,333,218
	285,000	3.40%, 07/15/2046	328,111
	1,790,000	3.75%, 04/01/2040	2,162,365
	95,000	4.05%, 11/01/2052	121,502
	645,000	4.60%, 10/15/2038	849,998
	785,000	4.75%, 03/01/2044	1,075,808
	655,000	4.95%, 10/15/2058	994,461
	3,952,000	Cox Communications, Inc. 3.15%, 08/15/2024(1)	4,284,808
		CSC Holdings LLC
	4,740,000	3.38%, 02/15/2031(1)	4,651,125
	400,000	4.13%, 12/01/2030(1)	418,240
	430,000	5.50%, 04/15/2027(1)	455,800
		Discovery Communications LLC
	840,000	3.80%, 03/13/2024	916,521
	19,000	3.95%, 06/15/2025	21,347
	2,420,000	4.00%, 09/15/2055(1)	2,708,702
	826,000	5.30%, 05/15/2049	1,089,813
	555,000	DISH DBS Corp. 5.88%, 11/15/2024	581,937
	1,500,000	NBCUniversal Media LLC 5.95%, 04/01/2041	2,290,962

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 35.6% - (continued)
	Media - 2.4% - (continued)
$280,000	Sirius XM Radio, Inc. 4.13%, 07/01/2030(1)	$298,025
1,495,000	Time Warner Cable LLC 6.55%, 05/01/2037	2,052,219
4,665,000	Time Warner Entertainment Co. L.P. 8.38%, 07/15/2033	7,216,279
	ViacomCBS, Inc.
940,000	4.20%, 05/19/2032	1,132,838
4,595,000	4.95%, 01/15/2031	5,767,313
55,000	5.88%, 02/28/2057, (5.88% fixed rate until 02/28/2022; 3 mo. USD LIBOR + 3.895% thereafter)(8)	57,063
79,000	6.25%, 02/28/2057, (6.25% fixed rate until 02/28/2027; 3 mo. USD LIBOR + 3.899% thereafter)(8)	88,689
550,000	Videotron Ltd. 5.38%, 06/15/2024(1)	606,375
2,260,000	Walt Disney Co. 2.65%, 01/13/2031	2,477,666

		57,626,520

	Mining - 0.2%
	Anglo American Capital plc
255,000	2.63%, 09/10/2030(1)	266,651
945,000	4.50%, 03/15/2028(1)	1,109,649
1,945,000	4.88%, 05/14/2025(1)	2,249,892
1,000,000	5.63%, 04/01/2030(1)	1,270,630
280,000	Kaiser Aluminum Corp. 4.63%, 03/01/2028(1)	290,500

		5,187,322

	Miscellaneous Manufacturing - 0.1%
1,055,000	General Electric Co. 3.63%, 05/01/2030	1,205,746
930,000	Ingersoll-Rand Global Holding Co., Ltd. 2.90%, 02/21/2021	932,943
340,000	Ingersoll-Rand Luxembourg Finance S.A. 4.50%, 03/21/2049	443,237

		2,581,926

	Office/Business Equipment - 0.2%
	CDW LLC / CDW Finance Corp.
2,909,000	3.25%, 02/15/2029	2,966,307
280,000	4.25%, 04/01/2028	295,613
280,000	Xerox Holdings Corp. 5.50%, 08/15/2028(1)	297,122

		3,559,042

	Oil & Gas - 1.0%
150,000	Aker BP ASA 5.88%, 03/31/2025(1)	155,386
270,000	Apache Corp. 4.88%, 11/15/2027	286,200
310,000	BP Capital Markets America, Inc. 3.63%, 04/06/2030	361,138
220,000	Continental Resources, Inc. 5.75%, 01/15/2031(1)	244,196
	Equinor ASA
1,400,000	1.75%, 01/22/2026	1,470,673
1,275,000	3.63%, 04/06/2040	1,527,562
850,000	3.70%, 04/06/2050	1,024,371
1,720,000	Exxon Mobil Corp. 4.23%, 03/19/2040	2,142,002
	Hess Corp.
942,000	7.13%, 03/15/2033	1,230,192
1,075,000	7.30%, 08/15/2031	1,406,488
2,245,000	Marathon Petroleum Corp. 4.70%, 05/01/2025	2,571,771
	Ovintiv, Inc.
51,000	6.50%, 08/15/2034	59,060
50,000	6.50%, 02/01/2038	55,833
7,000	7.20%, 11/01/2031	8,285
83,000	7.38%, 11/01/2031	98,550
685,000	Phillips 66 2.15%, 12/15/2030	695,392
10,000	QEP Resources, Inc. 5.38%, 10/01/2022	10,413
	Saudi Arabian Oil Co.
425,000	1.63%, 11/24/2025(1)	435,508

The accompanying notes are an integral part of these financial statements.

84

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 35.6% - (continued)
		Oil & Gas - 1.0% - (continued)
	$780,000	2.25%, 11/24/2030(1)	$794,308
	814,000	2.88%, 04/16/2024(1)	863,779
	255,000	SM Energy Co. 6.13%, 11/15/2022	246,075
		Sunoco L.P. / Sunoco Finance Corp.
	295,000	5.50%, 02/15/2026	302,375
	250,000	6.00%, 04/15/2027	265,755
	2,320,000	Tullow Oil plc 7.00%, 03/01/2025(1)	1,542,800
		Valero Energy Corp.
	2,815,000	2.15%, 09/15/2027	2,876,266
	790,000	4.00%, 04/01/2029	888,758
	1,105,000	4.90%, 03/15/2045	1,287,824
ARS	93,580,252	YPF S.A. 16.50%, 05/09/2022(1)	722,367

			23,573,327

		Oil & Gas Services - 0.2%
	$4,165,000	Borets Finance DAC 6.00%, 09/17/2026(1)	4,347,427
	745,000	Halliburton Co. 4.85%, 11/15/2035	869,434

			5,216,861

		Packaging & Containers - 0.3%
	400,000	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 4.13%, 08/15/2026(1)	418,000
	4,650,000	Ball Corp. 4.00%, 11/15/2023	4,952,250
	890,000	Mondelez International, Inc. 1.50%, 05/04/2025	920,481
	695,000	Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023(1)	744,519
	11,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.13%, 07/15/2023(1)	11,135

			7,046,385

		Pharmaceuticals - 1.5%
		AbbVie, Inc.
	2,500,000	2.95%, 11/21/2026	2,764,623
	1,315,000	3.20%, 11/21/2029	1,473,715
	1,725,000	4.25%, 11/21/2049	2,162,842
	1,115,000	4.63%, 10/01/2042	1,415,791
		Bausch Health Cos., Inc.
	360,000	5.75%, 08/15/2027(1)	386,100
	140,000	7.00%, 03/15/2024(1)	144,025
	95,000	Baxalta, Inc. 3.60%, 06/23/2022	98,849
		Bayer U.S. Finance LLC
	2,515,000	4.25%, 12/15/2025(1)	2,874,847
	460,000	4.88%, 06/25/2048(1)	592,444
	750,000	Becton Dickinson and Co. 2.82%, 05/20/2030	824,321
		Bristol-Myers Squibb Co.
	3,495,000	0.75%, 11/13/2025	3,518,977
	855,000	2.55%, 11/13/2050	872,909
		CVS Health Corp.
	2,270,000	4.13%, 04/01/2040	2,723,171
	80,000	5.05%, 03/25/2048	108,422
	1,715,000	5.13%, 07/20/2045	2,309,010
	1,760,000	GlaxoSmithKline Capital, Inc. 3.63%, 05/15/2025	1,976,054
		Pfizer, Inc.
	1,590,000	1.70%, 05/28/2030	1,650,948
	720,000	2.63%, 04/01/2030	803,627
	1,975,000	Prestige Auto Receivables Trust 1.62%, 11/16/2026(1)	1,986,400
	416,000	Shire Acquisitions Investments Ireland DAC 2.40%, 09/23/2021	421,425
	850,000	Takeda Pharmaceutical Co., Ltd. 2.05%, 03/31/2030	870,053

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 35.6% - (continued)
	Pharmaceuticals - 1.5% - (continued)
	Teva Pharmaceutical Finance Netherlands B.V.
$3,825,000	3.15%, 10/01/2026	$3,676,819
900,000	6.75%, 03/01/2028(7)	1,018,125
	Upjohn, Inc.
700,000	1.65%, 06/22/2025(1)	724,005
650,000	2.30%, 06/22/2027(1)	692,004

		36,089,506

	Pipelines - 1.5%
280,000	Cheniere Corpus Christi Holdings LLC 5.88%, 03/31/2025	325,858
65,000	Cheniere Energy Partners L.P. 4.50%, 10/01/2029	68,756
215,000	DCP Midstream Operating L.P. 5.60%, 04/01/2044	221,712
	Energy Transfer Operating L.P.
855,000	3.75%, 05/15/2030	922,248
2,010,000	4.95%, 06/15/2028	2,316,755
1,390,000	5.25%, 04/15/2029	1,622,906
2,385,000	6.13%, 12/15/2045	2,817,393
125,000	EQM Midstream Partners L.P. 6.50%, 07/01/2027(1)	140,754
5,635,000	Galaxy Pipeline Assets Bidco Ltd. 2.63%, 03/31/2036(1)	5,845,366
1,970,000	Kinder Morgan Energy Partners L.P. 3.50%, 03/01/2021	1,970,000
	MPLX L.P.
135,000	1.75%, 03/01/2026	139,712
720,000	4.13%, 03/01/2027	830,401
1,120,000	4.25%, 12/01/2027	1,315,071
1,535,000	4.70%, 04/15/2048	1,820,326
325,000	5.20%, 03/01/2047	395,354
155,000	5.50%, 02/15/2049	204,106
	ONEOK, Inc.
255,000	3.10%, 03/15/2030	271,648
175,000	4.00%, 07/13/2027	195,133
860,000	4.45%, 09/01/2049	904,562
1,005,000	5.85%, 01/15/2026	1,204,415
345,000	6.00%, 06/15/2035	422,505
170,000	7.15%, 01/15/2051	234,778
1,945,000	Phillips 66 Partners L.P. 4.90%, 10/01/2046	2,179,416
1,640,000	Sabine Pass Liquefaction LLC 4.50%, 05/15/2030(1)	1,943,855
	Sunoco Logistics Partners Operations L.P.
495,000	4.00%, 10/01/2027	543,566
175,000	5.30%, 04/01/2044	189,110
180,000	5.35%, 05/15/2045	198,290
280,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 4.88%, 02/01/2031(1)	305,085
785,000	Texas Eastern Transmission L.P. 2.80%, 10/15/2022(1)	811,409
	TransCanada PipeLines Ltd.
1,655,000	4.10%, 04/15/2030	1,957,580
1,040,000	4.63%, 03/01/2034	1,270,905
140,000	Western Midstream Operating L.P. 5.05%, 02/01/2030	156,773
	Williams Cos., Inc.
72,000	4.90%, 01/15/2045	85,021
135,000	5.10%, 09/15/2045	166,854
265,000	5.80%, 11/15/2043	345,804
243,000	6.30%, 04/15/2040	323,175

		34,666,602

The accompanying notes are an integral part of these financial statements.

85

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 35.6% - (continued)
	Real Estate Investment Trusts - 1.1%
	American Tower Corp.
$2,555,000	1.50%, 01/31/2028	$2,570,965
1,085,000	2.40%, 03/15/2025	1,153,313
1,815,000	2.95%, 01/15/2051	1,819,330
2,460,000	Brixmor Operating Partnership L.P. 4.05%, 07/01/2030	2,823,525
325,000	Equinix, Inc. 1.80%, 07/15/2027	334,552
	GLP Capital L.P. / GLP Financing II, Inc.
2,315,000	4.00%, 01/15/2031	2,526,174
1,535,000	5.75%, 06/01/2028	1,818,146
	SBA Tower Trust
2,240,000	2.84%, 01/15/2050(1)	2,384,813
4,815,000	3.17%, 04/09/2047(1)	4,853,787
4,540,000	3.45%, 03/15/2048(1)	4,814,502
	VEREIT Operating Partnership L.P.
120,000	2.20%, 06/15/2028	122,704
145,000	2.85%, 12/15/2032	151,619
465,000	3.40%, 01/15/2028	513,334
160,000	VICI Properties L.P. / VICI Note Co., Inc. 4.25%, 12/01/2026(1)	165,944

		26,052,708

	Retail - 0.9%
	1011778 BC ULC / New Red Finance, Inc.
620,000	3.88%, 01/15/2028(1)	629,777
77,000	4.25%, 05/15/2024(1)	78,540
	Alimentation Couche-Tard, Inc.
570,000	2.95%, 01/25/2030(1)	622,907
385,000	3.80%, 01/25/2050(1)	456,130
1,755,000	AutoZone, Inc. 3.63%, 04/15/2025(7)	1,965,887
2,267,000	FirstCash, Inc. 4.63%, 09/01/2028(1)	2,337,844
3,340,000	Home Depot, Inc. 3.30%, 04/15/2040	3,936,529
270,000	KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 4.75%, 06/01/2027(1)	285,123
550,000	Lithia Motors, Inc. 4.63%, 12/15/2027(1)	580,250
3,940,000	Lowe’s Cos., Inc. 1.70%, 10/15/2030	3,991,918
	McDonald’s Corp.
1,035,000	3.35%, 04/01/2023	1,102,559
1,800,000	3.63%, 09/01/2049	2,112,333
730,000	4.20%, 04/01/2050	938,479
315,000	Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 5.88%, 03/01/2027	329,175
445,000	United Rentals North America, Inc. 4.88%, 01/15/2028	473,925
975,000	William Carter Co. 5.63%, 03/15/2027(1)	1,026,187

		20,867,563

	Savings & Loans - 0.1%
1,065,000	State Street Corp. 2.90%, 03/30/2026, (2.90% fixed rate until 03/30/2025; 3 mo. USD SOFR + 2.600% thereafter)(8)	1,160,126

	Semiconductors - 1.0%
6,275,000	Broadcom, Inc. 5.00%, 04/15/2030	7,627,965
	Entegris, Inc.
460,000	4.38%, 04/15/2028(1)	490,475
272,000	4.63%, 02/10/2026(1)	282,200
1,575,000	Intel Corp. 3.10%, 02/15/2060	1,734,014
	Microchip Technology, Inc.
3,015,000	2.67%, 09/01/2023(1)	3,153,280
95,000	4.25%, 09/01/2025(1)	100,505
1,785,000	NVIDIA Corp. 3.50%, 04/01/2040	2,143,638
	NXP B.V. / NXP Funding LLC
625,000	4.63%, 06/01/2023(1)	683,142
3,042,000	4.88%, 03/01/2024(1)	3,431,132
786,000	5.35%, 03/01/2026(1)	946,944

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 35.6% - (continued)
	Semiconductors - 1.0% - (continued)
$1,080,000	5.55%, 12/01/2028(1)	$1,376,139
215,000	Qorvo, Inc. 3.38%, 04/01/2031(1)	221,987
	QUALCOMM, Inc.
74,000	4.65%, 05/20/2035	98,990
1,316,000	4.80%, 05/20/2045	1,872,365
355,000	Sensata Technologies B.V. 5.00%, 10/01/2025(1)	394,937
310,000	Sensata Technologies UK Financing Co. plc 6.25%, 02/15/2026(1)	322,206

		24,879,919

	Software - 1.4%
3,627,000	Black Knight InfoServ LLC 3.63%, 09/01/2028(1)	3,713,141
	CDK Global, Inc.
150,000	4.88%, 06/01/2027	158,250
350,000	5.25%, 05/15/2029(1)	387,772
30,000	5.88%, 06/15/2026	31,473
	Fidelity National Information Services, Inc.
1,016,000	3.75%, 05/21/2029	1,192,781
655,000	4.25%, 05/15/2028	779,633
	Fiserv, Inc.
5,025,000	2.25%, 06/01/2027	5,355,377
1,710,000	3.20%, 07/01/2026	1,915,508
560,000	IQVIA, Inc. 5.00%, 05/15/2027(1)	595,294
	Microsoft Corp.
131,000	2.68%, 06/01/2060	141,965
735,000	3.70%, 08/08/2046	931,969
619,000	3.95%, 08/08/2056	850,055
	MSCI, Inc.
10,000	3.63%, 09/01/2030(1)	10,450
603,000	3.88%, 02/15/2031(1)	637,672
1,460,000	4.00%, 11/15/2029(1)	1,554,900
4,876,000	5.38%, 05/15/2027(1)	5,205,130
260,000	Open Text Corp. 5.88%, 06/01/2026(1)	270,075
	Oracle Corp.
270,000	3.60%, 04/01/2040	316,220
4,815,000	3.85%, 04/01/2060	5,921,076
2,312,000	SS&C Technologies, Inc. 5.50%, 09/30/2027(1)	2,469,262
310,000	Western Digital Corp. 4.75%, 02/15/2026	342,550

		32,780,553

	Telecommunications - 3.0%
	AT&T, Inc.
3,680,000	3.50%, 02/01/2061	3,665,206
3,459,000	3.55%, 09/15/2055(1)	3,447,258
2,215,000	3.65%, 06/01/2051	2,319,311
205,000	3.65%, 09/15/2059(1)	206,996
1,631,000	3.80%, 12/01/2057(1)	1,704,292
7,400,000	GTP Acquisition Partners LLC 3.48%, 06/15/2050(1)	7,933,846
	Nokia Oyj
1,125,000	4.38%, 06/12/2027	1,226,956
575,000	6.63%, 05/15/2039	734,452
4,375,000	SoftBank Group Corp. 6.00%, 07/19/2023, (6.00% fixed rate until 07/19/2023; 5 year USD ICE Swap + 4.226% thereafter)(6)(8)(9)	4,264,531
425,000	Sprint Corp. 7.13%, 06/15/2024	497,250
2,375,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 5.15%, 09/20/2029(1)	2,749,063
	T-Mobile USA, Inc.
3,515,000	2.05%, 02/15/2028(1)	3,656,162
1,000,000	3.30%, 02/15/2051(1)	1,028,830
2,745,000	3.50%, 04/15/2025(1)	3,033,170

The accompanying notes are an integral part of these financial statements.

86

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 35.6% - (continued)
		Telecommunications - 3.0% - (continued)
	$3,400,000	3.88%, 04/15/2030(1)	$3,937,880
	1,195,000	4.50%, 04/15/2050(1)	1,473,895
	5,071,000	6.50%, 01/15/2026	5,248,485
		Telecom Italia Capital S.A.
	265,000	6.00%, 09/30/2034	322,794
	160,000	7.72%, 06/04/2038	222,400
	3,085,000	Telefonica Celular del Paraguay S.A. 5.88%, 04/15/2027(1)	3,285,525
	1,490,000	Telefonica Emisiones S.A. 5.21%, 03/08/2047	1,909,898
	2,050,000	VEON Holdings B.V. 3.38%, 11/25/2027(1)	2,106,601
		Verizon Communications, Inc.
	1,275,000	2.65%, 11/20/2040	1,287,451
	765,000	2.88%, 11/20/2050	770,817
	274,000	2.99%, 10/30/2056(1)	275,812
	510,000	3.00%, 11/20/2060	515,122
	2,603,000	4.27%, 01/15/2036	3,228,450
	3,185,000	4.40%, 11/01/2034	3,974,657
	1,735,000	4.50%, 08/10/2033	2,189,241
	875,000	4.67%, 03/15/2055	1,175,799
	100,000	4.81%, 03/15/2039	130,462
	540,000	Vmed UK Financing plc 4.25%, 01/31/2031(1)	550,800
	1,700,000	Vodafone Group plc 6.15%, 02/27/2037	2,450,931

			71,524,343

		Transportation - 0.4%
		FedEx Corp.
	730,000	3.30%, 03/15/2027	817,891
	1,460,000	4.25%, 05/15/2030	1,773,919
		Penske Truck Leasing Co. L.P. / PTL Finance Corp.
	2,115,000	2.70%, 11/01/2024(1)	2,265,851
	1,890,000	4.00%, 07/15/2025(1)	2,143,288
	2,290,000	Union Pacific Corp. 2.97%, 09/16/2062(1)	2,391,881

			9,392,830

		Water - 0.1%
		American Water Capital Corp.
	750,000	2.80%, 05/01/2030	827,911
	905,000	4.15%, 06/01/2049	1,198,281

			2,026,192

		Total Corporate Bonds (cost $780,277,946)	$845,704,889

FOREIGN GOVERNMENT OBLIGATIONS - 3.6%
		Argentina - 0.0%
		Argentine Republic Government International Bond
	2,046,884	0.13%, 07/09/2035	$747,113
	69,782	1.00%, 07/09/2029	30,268

			777,381

		Australia - 0.1%
AUD	4,095,000	Australia Government Bond 1.75%, 06/21/2051(6)	3,004,124

		Bermuda - 0.0%
	$735,000	Bermuda Government International Bond 2.38%, 08/20/2030(1)	770,831

		Chile - 0.1%
	2,535,000	Chile Government International Bond 2.55%, 01/27/2032	2,725,125

		Dominican Republic - 0.2%
	4,890,000	Dominican Republic International Bond 6.40%, 06/05/2049(1)	5,733,574

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 3.6% - (continued)
		Egypt - 0.1%
		Egypt Government International Bond
	$840,000	7.63%, 05/29/2032(1)	$950,040
	720,000	8.50%, 01/31/2047(6)	813,600
	595,000	8.88%, 05/29/2050(1)	697,209

			2,460,849

		Ghana - 0.1%
	1,408,000	Ghana Government International Bond 6.38%, 02/11/2027(1)	1,460,361

		Hungary - 0.0%
	710,000	Hungary Government International Bond 6.38%, 03/29/2021	719,622

		Indonesia - 0.0%
		Indonesia Government International Bond
EUR	240,000	2.15%, 07/18/2024(6)	311,755
	470,000	2.63%, 06/14/2023(6)	608,569

			920,324

		Israel - 0.3%
ILS	14,775,000	Israel Government Bond - Fixed 3.75%, 03/31/2047	6,416,748

		Japan - 1.0%
JPY	2,442,850,000	Japan Treasury Discount Bill 0.00%, 03/15/2021(10)	23,663,184

		Macedonia - 0.1%
EUR	2,165,000	North Macedonia Government International Bond 3.68%, 06/03/2026(1)	2,958,819

		Mexico - 0.4%
		Mexico Government International Bond
	885,000	1.13%, 01/17/2030	1,074,565
	$200,000	3.25%, 04/16/2030	215,954
	1,440,000	3.77%, 05/24/2061	1,499,760
	1,380,000	4.50%, 04/22/2029	1,620,120
	3,535,000	4.75%, 04/27/2032	4,254,373

			8,664,772

		Panama - 0.1%
		Panama Government International Bond
	1,000,000	2.25%, 09/29/2032	1,030,000
	440,000	3.16%, 01/23/2030	487,304

			1,517,304

		Peru - 0.0%
	540,000	Peruvian Government International Bond 2.39%, 01/23/2026	575,915

		Qatar - 0.2%
		Qatar Government International Bond
	1,355,000	3.40%, 04/16/2025(1)	1,493,888
	2,275,000	3.75%, 04/16/2030(1)	2,677,447

			4,171,335

		Romania - 0.4%
		Romanian Government International Bond
EUR	2,970,000	2.63%, 12/02/2040(1)	3,859,786
	3,241,000	4.63%, 04/03/2049(6)	5,340,396

			9,200,182

		Senegal - 0.2%
		Senegal Government International Bond
	785,000	4.75%, 03/13/2028(6)	1,019,268
	$2,115,000	6.25%, 05/23/2033(6)	2,371,067

			3,390,335

		Supranational - 0.1%
MXN	44,875,000	Inter-American Development Bank 7.25%, 06/10/2021	2,269,689

The accompanying notes are an integral part of these financial statements.

87

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 3.6% - (continued)
		Tunisia - 0.1%
EUR	1,805,000	Banque Centrale de Tunisie International Bond 6.75%, 10/31/2023(1)	$2,080,712

		United Arab Emirates - 0.1%
	$1,925,000	Abu Dhabi Government International Bond 3.88%, 04/16/2050(1)	2,346,575

		Total Foreign Government Obligations (cost $79,809,940)	$85,827,761

MUNICIPAL BONDS - 1.3%
		Development - 0.3%
	6,455,000	New York Transportation Dev Corp. Rev 4.25%, 09/01/2035	$7,160,338

		Education - 0.2%
		Chicago, IL, Board of Education, GO
	365,000	6.04%, 12/01/2029	387,031
	1,115,000	6.14%, 12/01/2039	1,175,589
	1,750,000	6.32%, 11/01/2029	1,873,375

			3,435,995

		General - 0.5%
	4,130,000	Florida State Board of Administration Finance Co. 1.26%, 07/01/2025	4,224,618
	5,445,000	Philadelphia, PA, Auth for Industrial Dev,(NATL Insured) 6.55%, 10/15/2028	7,013,487

			11,238,105

		General Obligation - 0.2%
	110,000	California State, GO Taxable 7.30%, 10/01/2039	181,569
	170,000	State of Connecticut, GO 3.00%, 07/01/2021	172,275
		State of Illinois, GO
	2,717,945	4.95%, 06/01/2023(7)	2,785,024
	280,000	5.00%, 01/01/2023	290,083
	610,000	5.56%, 02/01/2021	611,434
	980,000	5.95%, 04/01/2022	1,037,408

			5,077,793

		Transportation - 0.0%
	720,000	Chicago, IL, Transit Auth 3.91%, 12/01/2040	810,173

		Utility - Electric - 0.1%
	1,561,000	Municipal Electric Auth, GA 6.64%, 04/01/2057	2,373,891

		Total Municipal Bonds (cost $27,959,391)	$30,096,295

SENIOR FLOATING RATE INTERESTS - 3.9%(11)
		Advertising - 0.0%
	306,125	Clear Channel Outdoor Holdings, Inc. 3.71%, 08/21/2026, 1 mo. USD LIBOR + 3.500%	$294,097

		Aerospace/Defense - 0.0%
	100,000	Spirit Aerosystems, Inc. 6.00%, 01/30/2025, 1 mo. USD LIBOR + 5.250%	100,750
	562,266	TransDigm, Inc. 2.40%, 12/09/2025, 1 mo. USD LIBOR + 2.250%	550,262

			651,012

		Airlines - 0.1%
	97,500	JetBlue Airways Corp. 6.25%, 06/17/2024, 1 mo. USD LIBOR + 5.250%	100,075
	180,000	Mileage Plus Holdings LLC 6.25%, 06/25/2027, 1 mo. USD LIBOR + 5.250%	187,088

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 3.9%(11) - (continued)
		Airlines - 0.1% - (continued)
	$210,000	SkyMiles IP Ltd. 4.75%, 10/20/2027, 1 mo. USD LIBOR + 3.750%	$217,422
	277,200	WestJet Airlines Ltd. 4.00%, 12/11/2026, 3 mo. USD LIBOR + 3.000%	265,247

			769,832

		Asset-Backed - Finance & Insurance - 0.0%
	137,879	By Crown Parent LLC 4.00%, 02/02/2026, 1 mo. USD LIBOR + 3.000%	137,535

		Auto Manufacturers - 0.0%
	150,738	Navistar, Inc. 3.66%, 11/06/2024, 3 mo. USD LIBOR + 3.500%	150,398

		Auto Parts & Equipment - 0.2%
	231,475	Adient U.S. LLC 4.46%, 05/06/2024, 3 mo. USD LIBOR + 4.250%	231,089
	1,577,052	Altra Industrial Motion Corp. 2.15%, 10/01/2025, 3 mo. USD LIBOR + 2.000%	1,573,109
		Clarios Global L.P.
	460,580	3.65%, 04/30/2026, 3 mo. USD LIBOR + 3.500%	458,181
EUR	686,394	3.75%, 04/30/2026, 3 mo. EURIBOR + 3.750%	834,659
	$118,498	First Brands Group LLC 8.50%, 02/02/2024, 1 mo. USD LIBOR + 7.500%	117,905
	99,750	GT Polaris, Inc. 5.00%, 09/24/2027, 1 mo. USD LIBOR + 4.000%	100,024

			3,314,967

		Beverages - 0.0%
EUR	280,000	Sunshine Investments B.V. 0.00%, 03/28/2025(12)	342,411

		Chemicals - 0.2%
	$2,347,411	Axalta Coating Systems U.S. Holdings, Inc. 2.00%, 06/01/2024, 3 mo. USD LIBOR + 1.750%	2,326,871
EUR	345,986	CeramTec AcquiCo GmbH 2.50%, 03/07/2025, 3 mo. EURIBOR + 2.500%	408,894
	$87,671	CMC Materials, Inc. 2.19%, 11/17/2025, 1 mo. USD LIBOR + 2.000%	87,016
	118,200	Hexion, Inc. 3.73%, 07/01/2026, 3 mo. USD LIBOR + 3.500%	117,018
	122,188	LTI Holdings, Inc. 3.65%, 09/06/2025, 3 mo. USD LIBOR + 3.500%	118,435
EUR	94,413	Nouryon Finance B.V. 3.25%, 10/01/2025, 3 mo. EURIBOR + 3.250%	114,715
	$95,715	Nouryon USA LLC 3.15%, 10/01/2025, 1 mo. USD LIBOR + 3.000%	94,598
	400,362	Tronox Finance LLC 3.15%, 09/23/2024, 3 mo. USD LIBOR + 3.000%	397,811
		Univar Solutions USA, Inc.
	99,000	2.15%, 07/01/2026, 1 mo. USD LIBOR + 2.000%	97,886
	307,694	2.40%, 07/01/2024, 3 mo. USD LIBOR + 2.500%	306,101

			4,069,345

		Commercial Services - 0.3%
	206,250	Allied Universal Holdco LLC 4.40%, 07/10/2026, 1 mo. USD LIBOR + 4.250%	205,175
	274,426	APX Group, Inc. 5.15%, 12/31/2025, 1 mo. USD LIBOR + 5.000%	272,612
	120,938	Ascend Learning LLC 4.00%, 07/12/2024, 3 mo. USD LIBOR + 3.000%	120,182

The accompanying notes are an integral part of these financial statements.

88

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 3.9%(11) - (continued)
		Commercial Services - 0.3% - (continued)
	$482,119	AVSC Holding Corp. 4.50%, 03/03/2025, 3 mo. USD LIBOR + 3.500%	$409,502
	198,248	Belron Finance U.S. LLC 2.46%, 10/30/2026, 1 mo. USD LIBOR + 2.250%	197,752
	620,718	Blackhawk Network Holdings, Inc. 3.15%, 06/15/2025, 3 mo. USD LIBOR + 3.000%	603,065
	637,049	Deerfield Dakota Holding LLC 4.75%, 04/09/2027, 1 mo. USD LIBOR + 3.750%	637,151
	536,573	Dun & Bradstreet Corp. 3.90%, 02/06/2026, 1 mo. USD LIBOR + 3.750%	536,348
EUR	145,000	Loire Finco Luxembourg S.a.r.l. 3.25%, 04/21/2027, 3 mo. EURIBOR + 3.250%	174,925
	$200,000	Milano Acquisition Corp.4.75%, 10/01/2027, 1 mo. USD LIBOR + 4.000%	199,666
	599,712	Quikrete Holdings, Inc. 2.65%, 02/01/2027, 1 mo. USD LIBOR + 2.500%	597,091
EUR	105,975	Techem Verwaltungsgesellschaft 675 mbH 2.63%, 07/15/2025, 3 mo. EURIBOR + 2.625%	128,008
	$3,309,507	Trans Union LLC 1.90%, 11/16/2026, 1 mo. USD LIBOR + 1.750%	3,293,655
EUR	260,000	Verisure Holding AB 4.00%, 07/20/2026, 3 mo. EURIBOR + 4.000%	318,372
	$113,834	Weight Watchers International, Inc. 5.50%, 11/29/2024, 3 mo. USD LIBOR + 4.750%	113,668

			7,807,172

		Construction Materials - 0.0%
	264,600	Brookfield WEC Holdings, Inc. 3.75%, 08/01/2025, 1 mo. USD LIBOR + 3.000%	263,655
	263,250	Cornerstone Building Brands, Inc. 3.90%, 04/12/2025, 3 mo. USD LIBOR + 3.750%	262,592
	110,000	CP Atlas Buyer, Inc. 5.25%, 11/23/2027, 1 mo. USD LIBOR + 4.500%	110,138

			636,385

		Distribution/Wholesale - 0.2%
	4,508,835	American Builders & Contractors Supply Co., Inc. 2.15%, 01/15/2027, 1 mo. USD LIBOR + 2.000%	4,462,124
	173,250	SRS Distribution, Inc. 4.40%, 05/23/2025, 1 mo. USD LIBOR + 4.250%	172,600

			4,634,724

		Diversified Financial Services - 0.1%
EUR	98,250	AlixPartners LLP 3.25%, 04/04/2024, 3 mo. EURIBOR + 3.250%	119,534
	$452,375	AlixPartners, LLP 2.65%, 04/04/2024, 1 mo. USD LIBOR + 2.500%	446,793
	151,900	Aretec Group, Inc. 4.40%, 10/01/2025, 3 mo. USD LIBOR + 4.250%	148,292
		Crown Finance U.S., Inc.
EUR	33,018	2.63%, 02/28/2025, 3 mo. EURIBOR + 2.625%	27,076
	$182,612	2.77%, 02/28/2025, 1 mo. USD LIBOR + 2.500%	123,234
	137,550	Minotaur Acquisition, Inc. 5.15%, 03/27/2026, 3 mo. USD LIBOR + 5.000%	134,685
EUR	185,208	Nets Holding A/S 3.25%, 02/06/2025, 3 mo. EURIBOR + 3.250%	225,767

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 3.9%(11) - (continued)
		Diversified Financial Services - 0.1% - (continued)
	$225,400	Refinitiv U.S. Holdings, Inc. 3.40%, 10/01/2025, 1 mo. USD LIBOR + 3.250%	$224,931
	98,458	UFC Holdings LLC 4.25%, 04/29/2026, 1 mo. USD LIBOR + 3.250%	98,042
	182,426	Victory Capital Holdings, Inc. 2.73%, 07/01/2026, 1 mo. USD LIBOR + 2.500%	181,590

			1,729,944

		Electric - 0.0%
	110,000	ExGen Renewables IV LLC 0.00%, 12/15/2027, 1 mo. USD LIBOR(12)	109,835

		Energy - Alternate Sources - 0.0%
	258,284	BCP Renaissance Parent LLC 4.50%, 10/31/2024, 3 mo. USD LIBOR + 3.500%	249,030
	97,000	Medallion Midland Acquisition LLC 4.25%, 10/30/2024, 3 mo. USD LIBOR + 3.250%	95,060

			344,090

		Engineering & Construction - 0.0%
	723,750	Brand Energy & Infrastructure Services, Inc. 5.25%, 06/21/2024, 3 mo. USD LIBOR + 4.250%	704,339

		Entertainment - 0.0%
	144,638	Banijay Group U.S. Holding, Inc. 3.90%, 03/01/2025, 1 mo. USD LIBOR + 3.750%	142,468
	448,846	Scientific Games International, Inc. 2.90%, 08/14/2024, 1 mo. USD LIBOR + 2.750%	437,737
	117,300	Wyndham Hotels & Resorts, Inc. 1.90%, 05/30/2025, 3 mo. USD LIBOR + 1.750%	116,362

			696,567

		Food - 0.1%
	182,583	B&G Foods, Inc. 2.65%, 10/10/2026, 1 mo. USD LIBOR + 2.500%	182,061
EUR	170,000	Froneri Lux FinCo S.a.r.l. 2.63%, 01/31/2027, 3 mo. EURIBOR + 2.625%	204,636
	$164,175	Froneri U.S., Inc. 2.40%, 01/31/2027, 1 mo. USD LIBOR + 2.250%	162,369
	486,012	Hostess Brands LLC 3.00%, 08/03/2025, 1 mo. USD LIBOR + 2.250%	482,975
		U.S. Foods, Inc.
	490,557	1.90%, 06/27/2023, 1 mo. USD LIBOR + 1.750%	482,698
	246,875	2.15%, 09/13/2026, 3 mo. USD LIBOR + 2.000%	242,478

			1,757,217

		Food Service - 0.0%
	98,000	8th Avenue Food & Provisions, Inc. 3.65%, 10/01/2025, 3 mo. USD LIBOR + 3.500%	97,668
		Aramark Services, Inc.
	111,920	1.90%, 03/11/2025, 1 mo. USD LIBOR + 1.750%	110,269
	109,175	1.90%, 01/15/2027, 1 mo. USD LIBOR + 1.750%	107,640

			315,577

The accompanying notes are an integral part of these financial statements.

89

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 3.9%(11) - (continued)
		Gas - 0.0%
	$103,163	Messer Industries USA, Inc. 2.75%, 03/01/2026, 3 mo. USD LIBOR + 2.500%	$102,273

		Hand/Machine Tools - 0.0%
	240,000	Applecaramel Buyer LLC 4.50%, 10/19/2027, 1 mo. USD LIBOR + 2.000%	239,700

		Healthcare - Products - 0.1%
	500,000	Avantor Funding, Inc. 3.50%, 11/08/2027, 1 mo. USD LIBOR + 2.500%	500,315
EUR	99,000	Grifols S.A. 2.25%, 11/15/2027, 3 mo. EURIBOR + 2.250%	120,862
	$193,500	Lifescan Global Corp. 6.23%, 10/01/2024, 3 mo. USD LIBOR + 6.000%	183,825
	206,952	Parexel International Corp. 2.90%, 09/27/2024, 3 mo. USD LIBOR + 2.750%	203,169
	99,500	Surf Holdings LLC 3.73%, 03/05/2027, 1 mo. USD LIBOR + 3.500%	98,505

			1,106,676

		Healthcare - Services - 0.2%
	245,000	ADMI Corp. 0.00%, 12/23/2027, 1 mo. USD LIBOR(12)	244,939
EUR	270,000	Bio Lam LCD SELAS 4.75%, 04/25/2026, 3 mo. EURIBOR + 4.750%	330,053
	$99,250	CPI Holdco LLC 4.40%, 11/04/2026, 1 mo. USD LIBOR + 4.250%	99,250
	253,570	DentalCorp Perfect Smile ULC 4.75%, 06/06/2025, 3 mo. USD LIBOR + 3.750%	248,815
	269,500	Envision Healthcare Corp. 3.90%, 10/10/2025, 3 mo. USD LIBOR + 3.750%	223,990
		EyeCare Partners LLC
	47,297	3.75%, 02/18/2027, 1 mo. USD LIBOR + 3.750%(13)	45,979
	201,182	3.90%, 02/18/2027, 1 mo. USD LIBOR + 3.750%	195,575
EUR	214,500	IQVIA, Inc. 2.00%, 06/11/2025, 1 mo. EURIBOR + 2.000%	260,692
	$668,941	Jaguar Holding Co. 3.50%, 08/18/2022, 3 mo. USD LIBOR + 2.500%	668,359
		MED ParentCo L.P.
	59,603	4.25%, 08/31/2026, 1 mo. USD LIBOR + 4.250%(13)	58,581
	237,682	4.40%, 08/31/2026, 1 mo. USD LIBOR + 4.250%	233,608
	393,198	MPH Acquisition Holdings LLC 3.75%, 06/07/2023, 3 mo. USD LIBOR + 2.750%	390,988
		Pathway Vet Alliance LLC
	7,497	4.15%, 03/31/2027, 1 mo. USD LIBOR + 4.000%(13)	7,486
	91,790	4.15%, 03/31/2027, 1 mo. USD LIBOR + 4.000%	91,652
	141,893	Syneos Health, Inc. 1.90%, 08/01/2024, 3 mo. USD LIBOR + 1.750%	140,545
	544,500	Zelis Payments Buyer, Inc. 4.90%, 09/30/2026, 1 mo. USD LIBOR + 4.750%	545,333

			3,785,845

		Household Products - 0.0%
	286,150	Diamond (BC) B.V. 3.21%, 09/06/2024, 3 mo. USD LIBOR + 3.000%	281,620

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 3.9%(11) - (continued)
	Household Products - 0.0% - (continued)
$287,250	Revlon Consumer Products Corp. 4.25%, 09/07/2023, 1 mo. USD LIBOR + 3.500%	$102,261
91,169	Reynolds Consumer Products LLC 1.90%, 02/04/2027, 1 mo. USD LIBOR + 1.750%	90,485
215,000	Weber-Stephen Products LLC 4.00%, 10/30/2027, 1 mo. USD LIBOR + 3.250%	215,108

		689,474

	Insurance - 0.1%
173,688	Acrisure LLC 3.65%, 02/15/2027, 1 mo. USD LIBOR + 3.500%	170,033
	Asurion LLC
366,165	3.15%, 11/03/2023, 1 mo. USD LIBOR + 3.000%	362,350
899,333	3.40%, 12/23/2026, 1 mo. USD LIBOR + 3.250%	889,170
352,273	6.65%, 08/04/2025, 3 mo. USD LIBOR + 6.500%	354,474
418,863	Hub International Ltd. 2.97%, 04/25/2025, 1 mo. USD LIBOR + 2.750%	410,880
99,750	Ryan Specialty Group LLC 4.00%, 09/01/2027, 1 mo. USD LIBOR + 3.250%	99,376
	Sedgwick Claims Management Services, Inc.
279,300	3.40%, 12/31/2025, 3 mo. USD LIBOR + 3.250%	274,530
541,750	4.15%, 09/03/2026, 3 mo. USD LIBOR + 4.000%	539,383

		3,100,196

	IT Services - 0.2%
3,530,000	Science Applications International Corp. 2.02%, 10/31/2025, 1 mo. USD LIBOR + 1.875%	3,511,079
875,119	Tempo Acquisition LLC 3.75%, 11/02/2026, 1 mo. USD LIBOR + 3.250%	868,013

		4,379,092

	Leisure Time - 0.1%
	Caesars Resort Collection LLC
431,806	2.90%, 12/23/2024, 3 mo. USD LIBOR + 2.750%	423,118
169,575	4.65%, 07/21/2025, 1 mo. USD LIBOR + 4.500%	169,628
223,875	Carnival Corp. 8.50%, 06/30/2025, 1 mo. USD LIBOR + 7.500%	230,032
795,546	Delta (LUX) S.a.r.l. 3.50%, 02/01/2024, 3 mo. USD LIBOR + 2.500%	785,888
733,400	Golden Entertainment, Inc. 3.75%, 10/21/2024, 3 mo. USD LIBOR + 3.000%	715,182
230,000	IRB Holding Corp. 0.00%, 12/15/2027(12)	230,071
127,327	Penn National Gaming, Inc. 3.00%, 10/15/2025, 3 mo. USD LIBOR + 2.250%	125,561

		2,679,480

	Lodging - 0.0%
264,574	Boyd Gaming Corp. 2.35%, 09/15/2023, 3 mo. USD LIBOR + 2.250%	261,954

	Machinery - Construction & Mining - 0.0%
	Pro Mach Group, Inc.
40,869	3.50%, 03/07/2025, 1 mo. USD LIBOR + 3.500%(13)	42,300

The accompanying notes are an integral part of these financial statements.

90

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 3.9%(11) - (continued)
		Machinery - Construction & Mining - 0.0% - (continued)
	$123,510	4.50%, 03/07/2025, 1 mo. USD LIBOR + 3.500%	$121,657

			163,957

		Machinery - Diversified - 0.0%
	213,028	Gates Global LLC 3.75%, 04/01/2024, 3 mo. USD LIBOR + 2.750%	212,259

		Media - 0.3%
EUR	160,000	Adevinta ASA 0.00%, 10/13/2027(12)	195,599
	$225,000	Alliance Laundry Systems LLC 4.25%, 10/08/2027, 1 mo. USD LIBOR + 3.500%	224,719
	189,150	Altice Financing S.A. 2.90%, 01/31/2026, 3 mo. USD LIBOR + 2.750%	184,705
	1,505,377	Charter Communications Operating LLC 1.90%, 02/01/2027, 1 mo. USD LIBOR + 1.750%	1,495,411
	438,933	CSC Holdings LLC 2.66%, 04/15/2027, 1 mo. USD LIBOR + 2.500%	434,359
		E.W. Scripps Co.
	100,000	0.00%, 12/15/2027(12)	100,000
	299,242	2.65%, 05/01/2026, 1 mo. USD LIBOR + 2.500%	295,376
	203,975	Go Daddy Operating Co. LLC 2.65%, 08/10/2027, 1 mo. USD LIBOR + 2.500%	204,571
	436,432	Gray Television, Inc. 2.66%, 01/02/2026, 3 mo. USD LIBOR + 2.500%	432,976
	261,250	Houghton Mifflin Harcourt Publishers, Inc. 7.25%, 11/22/2024, 1 mo. USD LIBOR + 6.250%	250,257
	644,378	ION Media Networks, Inc. 3.19%, 12/18/2024, 1 mo. USD LIBOR + 3.000%	643,302
	462,241	MTN Infrastructure TopCo, Inc. 4.00%, 11/15/2024, 3 mo. USD LIBOR + 3.000%	460,623
	90,030	NASCAR Holdings LLC 2.90%, 10/19/2026, 3 mo. USD LIBOR + 2.750%	89,566
	350,000	Newco Financing Partnership 3.67%, 01/31/2029, 1 mo. USD LIBOR + 3.500%	350,175
	250,196	Nexstar Broadcasting, Inc. 2.91%, 09/18/2026, 1 mo. USD LIBOR + 2.750%	248,227
	220,266	Shutterfly, Inc. 7.00%, 09/25/2026, 1 mo. USD LIBOR + 6.000%	218,693
	185,156	Sinclair Television Group, Inc. 2.65%, 09/30/2026, 1 mo. USD LIBOR + 2.500%	182,764
	227,700	Terrier Media Buyer, Inc. 4.40%, 12/17/2026, 1 mo. USD LIBOR + 4.250%	227,629
	350,000	UPC Financing Partnership 3.68%, 01/31/2029, 1 mo. USD LIBOR + 3.500%	350,175
	349,125	Vertical U.S. Newco, Inc. 4.57%, 07/30/2027, 1 mo. USD LIBOR + 4.250%	350,308
EUR	260,000	Virgin Media Bristol LLC 0.00%, 01/31/2029(12)	318,582
	$90,868	Web.com Group, Inc. 3.90%, 10/10/2025, 3 mo. USD LIBOR + 3.750%	89,466
	123,090	William Morris Endeavor Entertainment LLC 2.90%, 05/18/2025, 3 mo. USD LIBOR + 2.750%	113,038

			7,460,521

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 3.9%(11) - (continued)
	Metal Fabricate/Hardware - 0.0%
$290,984	Circor International, Inc. 4.25%, 12/11/2024, 1 mo. USD LIBOR + 3.250%	$287,783
233,251	RBS Global, Inc. 1.90%, 08/21/2024, 1 mo. USD LIBOR + 1.750%	232,584

		520,367

	Miscellaneous Manufacturing - 0.2%
86,567	H.B. Fuller Co. 2.15%, 10/20/2024, 3 mo. USD LIBOR + 2.000%	85,886
3,828,930	Ingersoll-Rand Services Co. 1.90%, 03/01/2027, 1 mo. USD LIBOR + 1.750%	3,774,368
272,922	Momentive Performance Materials USA LLC 3.40%, 05/15/2024, 3 mo. USD LIBOR + 3.250%	268,828
98,750	Tamko Building Products LLC 3.40%, 06/01/2026, 3 mo. USD LIBOR + 3.250%	98,256
517,613	USI, Inc. 3.25%, 05/16/2024, 3 mo. USD LIBOR + 3.000%	509,740

		4,737,078

	Oil & Gas - 0.0%
	BCP Raptor LLC
113,272	4.90%, 11/03/2025, 3 mo. USD LIBOR + 4.750%	101,492
153,178	5.25%, 06/24/2024, 3 mo. USD LIBOR + 4.250%	139,872
309,401	NorthRiver Midstream Finance L.P. 3.48%, 10/01/2025, 3 mo. USD LIBOR + 3.250%	303,943
733,293	PES Holdings LLC 3.00%, 12/31/2022, 3 mo. USD LIBOR + 3.000%(14)	25,665
112,825	Traverse Midstream Partners LLC 6.50%, 09/27/2024, 1 mo. USD LIBOR + 5.500%	110,427

		681,399

	Oil & Gas Services - 0.0%
147,750	Lower Cadence Holdings LLC 4.15%, 05/22/2026, 3 mo. USD LIBOR + 4.000%	143,965
526,975	UGI Energy Services LLC 3.90%, 08/13/2026, 1 mo. USD LIBOR + 3.750%	526,975

		670,940

	Packaging & Containers - 0.1%
2,184,456	Berry Global, Inc. 2.15%, 07/01/2026, 1 mo. USD LIBOR + 2.000%	2,171,633
344,542	Flex Acquisition Co., Inc. 4.00%, 12/29/2023, 3 mo. USD LIBOR + 3.000%	342,282
337,312	Proampac PG Borrower LLC 5.00%, 11/03/2025, 1 mo. USD LIBOR + 4.000%	336,260
202,705	Reynolds Group Holdings, Inc. 2.90%, 02/05/2023, 3 mo. USD LIBOR + 2.750%	201,692

		3,051,867

	Pharmaceuticals - 0.3%
374,288	Bausch Health Americas, Inc. 3.15%, 06/02/2025, 3 mo. USD LIBOR + 3.000%	372,653
112,988	Catalent Pharma Solutions, Inc. 3.25%, 05/18/2026, 3 mo. USD LIBOR + 2.250%	112,846

The accompanying notes are an integral part of these financial statements.

91

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 3.9%(11) - (continued)
		Pharmaceuticals - 0.3% - (continued)
	$3,896,345	Elanco Animal Health, Inc. 1.91%, 08/01/2027, 1 mo. USD LIBOR + 1.750%	$3,858,200
	791,300	Endo International PLC 5.00%, 04/29/2024, 3 mo. USD LIBOR + 4.250%	777,452
	539,550	Sunshine Luxembourg S.a.r.l. 5.00%, 10/01/2026, 1 mo. USD LIBOR + 4.000%	540,564

			5,661,715

		Real Estate - 0.1%
EUR	185,000	Boels Topholding B.V. 4.00%, 02/06/2027, 3 mo. EURIBOR + 4.000%	225,779
	$1,366,487	KFC Holding Co. 1.91%, 04/03/2025, 3 mo. USD LIBOR + 1.750%	1,354,776
	486,364	VICI Properties LLC 1.89%, 12/20/2024, 1 mo. USD LIBOR + 1.750%	477,731

			2,058,286

		Retail - 0.2%
	1,231,889	B.C. Unlimited Liability Co. 1.90%, 11/19/2026, 1 mo. USD LIBOR + 1.750%	1,213,029
	648,225	Bass Pro Group LLC 5.75%, 09/25/2024, 3 mo. USD LIBOR + 5.000%	649,385
	240,781	Coty, Inc. 2.40%, 04/07/2025, 3 mo. USD LIBOR + 2.250%	226,334
	708,049	Harbor Freight Tools USA, Inc. 4.00%, 10/19/2027, 1 mo. USD LIBOR + 3.250%	706,866
	180,513	LBM Acquisition LLC 0.00%, 12/09/2027(12)	180,325
	330,000	Les Schwab Tire Centers 4.25%, 11/02/2027, 1 mo. USD LIBOR + 3.500%	329,588
	448,875	Michaels Stores, Inc. 4.25%, 10/01/2027, 1 mo. USD LIBOR + 3.500%	444,947
	410,332	PetSmart, Inc. 4.50%, 03/11/2022, 1 mo. USD LIBOR +3.500%	409,175
	131,962	Rodan & Fields LLC 4.16%, 06/16/2025, 3 mo. USD LIBOR + 4.000%	108,100
	380,321	Staples, Inc. 5.21%, 04/16/2026, 3 mo. USD LIBOR + 5.000%	367,656

			4,635,405

		Software - 0.7%
	321,667	CCC Information Services, Inc. 4.00%, 04/29/2024, 1 mo. USD LIBOR + 3.000%	320,461
	521,066	Change Healthcare Holdings LLC 3.50%, 03/01/2024, 1 mo. USD LIBOR + 2.250%	518,200
	282,863	DCert Buyer, Inc. 4.15%, 10/16/2026, 3 mo. USD LIBOR + 4.000%	282,206
	200,000	Dun & Bradstreet Corp. 0.00%, 02/06/2026(12)	199,916
	338,780	Epicor Software Corp. 5.25%, 07/30/2027, 1 mo. USD LIBOR + 4.250%	340,402
	505,201	Finastra USA, Inc. 4.50%, 06/13/2024, 3 mo. USD LIBOR + 3.500%	494,308
	3,512,865	Go Daddy Operating Co. LLC 1.90%, 02/15/2024, 1 mo. USD LIBOR + 1.750%	3,508,474
	796,359	Hyland Software, Inc. 4.25%, 07/01/2024, 1 mo. USD LIBOR + 3.500%	797,243
	370,500	Playtika Holding Corp. 7.00%, 12/10/2024, 1 mo. USD LIBOR + 6.000%	372,312

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 3.9%(11) - (continued)
		Software - 0.7% - (continued)
	$137,200	Quest Software U.S. Holdings, Inc. 4.46%, 05/16/2025, 3 mo. USD LIBOR + 4.250%	$134,628
	3,874,547	SS&C Technologies, Inc. 1.90%, 04/16/2025, 1 mo. USD LIBOR + 1.750%	3,822,228
		Ultimate Software Group, Inc.
	138,250	3.90%, 05/04/2026, 3 mo. USD LIBOR + 3.750%	138,034
	204,488	4.75%, 05/04/2026, 1 mo. USD LIBOR + 4.000%	205,393
	99,750	Waystar Technologies, Inc. 4.75%, 10/22/2026, 1 mo. USD LIBOR + 4.000%	99,501
	4,847,759	WEX, Inc. 2.40%, 05/15/2026, 3 mo. USD LIBOR + 2.250%	4,810,625

			16,043,931

		Telecommunications - 0.1%
	683,535	Altice France S.A. 3.85%, 01/31/2026, 3 mo. USD LIBOR + 3.688%	675,633
	168,300	CenturyLink, Inc. 2.40%, 03/15/2027, 1 mo. USD LIBOR + 2.250%	166,365
	245,000	Frontier Communications Corp. 5.75%, 10/08/2021, 1 mo. USD LIBOR + 4.750%	245,767
	135,000	LCPR Loan Financing LLC 5.15%, 10/15/2026, 1 mo. USD LIBOR + 5.000%	135,366
	202,397	Level 3 Financing, Inc. 1.90%, 03/01/2027, 1 mo. USD LIBOR + 1.750%	198,812
EUR	200,000	Lorca Finco plc 4.25%, 09/17/2027, 3 mo. EURIBOR + 4.250%	244,687
	$320,000	Telenet Financing USD LLC 2.16%, 04/30/2028, 6 mo. USD LIBOR + 2.000%	315,402
	365,148	Univision Communications, Inc. 3.75%, 03/15/2024, 3 mo. USD LIBOR + 2.750%	362,639
	156,800	Zacapa S.a.r.l. 4.76%, 07/02/2025, 3 mo. USD LIBOR + 4.500%	156,163
		Zayo Group Holdings, Inc.
	258,329	3.15%, 03/09/2027, 1 mo. USD LIBOR + 3.000%	256,391
EUR	99,250	3.25%, 03/09/2027, 3 mo. EURIBOR + 3.250%	120,662

			2,877,887

		Total Senior Floating Rate Interests (cost $94,437,733)	$93,585,749

U.S. GOVERNMENT AGENCIES - 38.7%
		Mortgage-Backed Agencies - 38.7%
		FHLMC - 4.6%
	$98,089	0.00%, 11/15/2036(15)	$94,942
	20,843,049	0.61%, 03/25/2027(2)(4)	701,279
	4,913,980	0.64%, 10/25/2026(2)(4)	158,557
	10,437,046	0.75%, 06/25/2027(2)(4)	449,190
	4,265,000	0.88%, 11/25/2030(2)(4)	317,637
	7,841,000	1.03%, 10/25/2030(2)(4)	663,900
	12,893,832	1.12%, 06/25/2030(2)(4)	1,184,296
	1,944,820	1.50%, 11/01/2035	2,001,795
	3,475,000	1.50%, 01/01/2036	3,576,850
	6,279,235	1.57%, 05/25/2030(2)(4)	792,238
	1,428,344	1.75%, 10/15/2042	1,462,082
	1,485,120	2.00%, 09/25/2049, 1 mo. USD LIBOR + 1.850%(1)(3)	1,466,294

The accompanying notes are an integral part of these financial statements.

92

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 38.7% - (continued)
	FHLMC - 4.6% - (continued)
$3,684,753	2.50%, 02/25/2049, 1 mo. USD LIBOR + 2.350%(1)(3)	$3,675,363
555,958	2.50%, 05/15/2028(4)	34,460
691,122	2.60%, 03/25/2049, 1 mo. USD LIBOR + 2.450%(1)(3)	689,364
1,443,413	3.00%, 03/15/2028(4)	89,537
1,610,841	3.00%, 08/01/2029	1,729,171
659,210	3.00%, 05/15/2032(4)	33,025
5,156,934	3.00%, 10/01/2032	5,414,437
621,881	3.00%, 03/15/2033(4)	59,039
3,542,200	3.00%, 04/01/2033	3,719,077
3,874,881	3.00%, 11/01/2036	4,089,216
2,326,237	3.00%, 01/01/2037	2,453,726
4,225,000	3.00%, 08/15/2043	4,491,526
995,291	3.00%, 05/15/2046	1,058,657
6,517,301	3.00%, 11/01/2046	7,032,725
1,722,119	3.00%, 12/01/2046	1,850,098
777,485	3.25%, 11/15/2041	846,338
541,183	3.50%, 06/15/2026(4)	14,542
281,472	3.50%, 09/15/2026(4)	17,412
429,870	3.50%, 03/15/2027(4)	24,413
2,364,136	3.50%, 05/15/2034(4)	197,761
3,057,304	3.50%, 08/01/2034	3,290,571
1,886,437	3.50%, 03/15/2041(4)	111,837
774,641	3.50%, 06/01/2046	827,982
3,059,825	3.50%, 10/01/2047	3,246,010
937,637	3.50%, 12/01/2047	1,006,601
17,598,581	3.50%, 03/01/2048	18,721,217
223,598	3.50%, 08/01/2048	239,457
2,213,234	4.00%, 08/01/2025	2,349,636
946,997	4.00%, 12/15/2026(4)	54,607
1,587,724	4.00%, 07/15/2027(4)	92,043
713,695	4.00%, 03/15/2028(4)	44,344
409,118	4.00%, 06/15/2028(4)	28,247
883,219	4.00%, 07/15/2030(4)	82,575
2,858,336	4.00%, 05/25/2040(4)	338,226
997,616	4.00%, 11/15/2040	1,130,778
2,494,193	4.00%, 05/01/2042	2,735,999
829,959	4.00%, 08/01/2042	915,105
1,246,918	4.00%, 09/01/2042	1,374,849
185,334	4.00%, 07/01/2044	204,235
224,285	4.00%, 06/01/2045	246,853
1,087,206	4.00%, 02/01/2046	1,184,049
278,152	4.00%, 09/01/2048	297,448
512,783	4.50%, 09/01/2044	569,620
1,880,785	4.75%, 07/15/2039	2,139,081
32,229	5.00%, 02/01/2023	35,592
72,681	5.00%, 08/01/2023	80,264
63,446	5.00%, 03/01/2028	70,648
28,242	5.00%, 08/01/2029	31,514
46,191	5.00%, 07/01/2030	52,258
241,617	5.00%, 03/01/2031	274,190
408,911	5.00%, 05/01/2031	464,043
616,392	5.00%, 09/01/2031	686,163
465,106	5.00%, 11/01/2031	525,583
143,315	5.00%, 07/01/2032	159,728
785,113	5.00%, 09/15/2033(4)	134,697
4,790	5.00%, 12/01/2034	5,302
12,392	5.00%, 11/01/2035	14,417
32,284	5.00%, 03/01/2039	37,551
244,260	5.00%, 08/01/2039	283,966
10,692	5.00%, 09/01/2039	12,437
12,347	5.00%, 12/01/2039	14,363
9,616	5.00%, 04/01/2041	11,184

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 38.7% - (continued)
	FHLMC - 4.6% - (continued)
$26,482	5.00%, 04/01/2044	$30,747
15,494	5.00%, 05/01/2044	17,469
23,975	5.00%, 05/01/2047	26,855
999,399	5.00%, 02/15/2048(4)	181,131
44,924	5.00%, 08/01/2048	49,759
13,893	5.00%, 11/01/2048	15,343
94,842	5.00%, 01/01/2049	104,717
221,480	5.00%, 02/01/2049	244,593
2,294,427	5.00%, 03/01/2049	2,535,848
27,186	5.50%, 03/01/2028	30,393
58,491	5.50%, 04/01/2033	67,126
673,437	5.50%, 05/01/2034	786,845
846	5.50%, 11/01/2035	995
13,257	5.50%, 05/01/2037	15,561
34,357	5.50%, 11/01/2037	40,402
59,913	5.50%, 02/01/2038	70,457
25,234	5.50%, 04/01/2038	29,675
31,949	5.50%, 06/01/2038	37,571
3,514,007	5.50%, 08/01/2038	4,130,070
352,756	5.50%, 09/01/2038	414,530
6,817	5.50%, 12/01/2039	8,013
91,614	5.50%, 02/01/2040	107,721
295,613	5.50%, 05/01/2040	347,520
293,077	5.50%, 08/01/2040	344,500
1,334,441	5.50%, 06/01/2041	1,569,262
1,242,238	5.50%, 10/15/2046(4)	261,215
1,220	6.00%, 07/01/2029	1,370
161,293	6.00%, 10/01/2032	192,040
121,719	6.00%, 11/01/2032	137,233
199,153	6.00%, 12/01/2032	235,478
15,154	6.00%, 11/01/2033	18,218
28,713	6.00%, 01/01/2034	34,519
15,758	6.00%, 02/01/2034	18,944
164,703	6.00%, 08/01/2034	198,014
174,501	6.00%, 09/01/2034	209,720
176,444	6.00%, 01/01/2035	199,659
1,263,198	6.00%, 11/01/2037	1,500,166
237	6.50%, 08/01/2032	272
624,695	6.50%, 07/15/2036	717,070
133,533	6.50%, 12/01/2037	150,737
85	7.50%, 09/01/2029	91
250	7.50%, 11/01/2031	254

		109,596,320

	FNMA - 6.2%
101,683	0.00%, 03/25/2036(15)	92,528
838,877	0.00%, 06/25/2036(15)	786,554
8,695,558	0.33%, 01/25/2030(2)(4)	188,255
11,818,006	1.44%, 05/25/2029(2)(4)	1,143,415
1,754,786	1.75%, 12/25/2042	1,800,961
1,268,834	2.00%, 09/25/2039	1,311,062
504,288	2.00%, 08/25/2043	507,342
2,258,752	2.17%, 05/25/2046(2)(4)	126,302
2,223,278	2.37%, 04/25/2055(2)(4)	122,907
1,595,769	2.39%, 06/25/2055(2)(4)	95,056
558,758	2.50%, 06/25/2028(4)	31,264
3,517,842	2.50%, 09/01/2040	3,718,544
142,365	2.50%, 01/01/2043	150,535
3,305,546	2.50%, 02/01/2043	3,538,034
1,420,589	2.50%, 03/01/2043	1,519,397
2,655,337	2.50%, 05/01/2043	2,841,738
1,919,422	2.50%, 06/01/2043	2,054,444
1,343,921	2.50%, 04/01/2045	1,438,429
1,817,974	2.91%, 08/25/2044(2)(4)	112,797
1,119,973	3.00%, 02/25/2027(4)	50,293

The accompanying notes are an integral part of these financial statements.

93

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 38.7% - (continued)
	FNMA - 6.2% - (continued)
$471,726	3.00%, 09/25/2027(4)	$30,044
3,254,641	3.00%, 01/25/2028(4)	195,658
6,170,179	3.00%, 04/25/2033(4)	421,619
1,295,545	3.00%, 08/01/2033	1,360,638
2,544,736	3.00%, 03/01/2037	2,680,851
1,027,819	3.00%, 05/25/2047	1,064,306
4,208,909	3.00%, 09/25/2047	4,517,033
2,405,899	3.00%, 09/01/2048	2,528,118
3,149,389	3.00%, 10/25/2048	3,385,442
3,202,824	3.00%, 08/25/2049	3,448,238
462,956	3.24%, 12/01/2026	519,413
528,325	3.50%, 05/25/2027(4)	35,878
861,267	3.50%, 10/25/2027(4)	63,274
1,037,608	3.50%, 05/25/2030(4)	88,788
287,135	3.50%, 08/25/2030(4)	23,226
561,057	3.50%, 02/25/2031(4)	34,856
632,474	3.50%, 09/25/2035(4)	69,955
4,458,111	3.50%, 11/25/2039(4)	469,079
1,298,409	3.50%, 10/01/2044	1,419,437
1,411,781	3.50%, 02/01/2045	1,515,832
1,390,454	3.50%, 01/01/2046	1,485,319
1,001,742	3.50%, 03/01/2046	1,070,738
2,500,634	3.50%, 09/01/2046	2,670,174
1,273,271	3.50%, 10/01/2046	1,358,039
630,194	3.50%, 10/25/2046(4)	101,682
1,057,773	3.50%, 11/01/2046	1,156,452
1,894,599	3.50%, 05/01/2047	2,036,231
3,860,119	3.50%, 09/01/2047	4,105,172
3,613,869	3.50%, 11/25/2047	3,938,173
655,301	3.50%, 12/01/2047	699,465
3,127,872	3.50%, 01/01/2048	3,312,557
638,521	3.50%, 02/01/2048	681,236
819,744	3.50%, 02/25/2048	860,201
2,822,600	3.50%, 07/01/2048	3,010,700
6,934,354	3.50%, 09/01/2057	7,660,295
4,059,593	3.50%, 05/01/2058	4,484,579
4,332,847	3.50%, 12/25/2058	4,766,097
1,874,007	3.74%, 06/01/2026	2,110,920
959,735	4.00%, 06/01/2025	1,018,297
338,137	4.00%, 10/01/2025	358,998
264,449	4.00%, 04/25/2032(4)	27,620
2,657,829	4.00%, 10/01/2040	2,921,784
1,168,907	4.00%, 11/01/2040	1,281,822
833,464	4.00%, 12/01/2040	910,863
422,321	4.00%, 02/01/2041	462,921
1,113,778	4.00%, 03/01/2041	1,227,616
2,679,118	4.00%, 06/01/2041	2,922,054
425,884	4.00%, 03/25/2042(4)	42,248
529,586	4.00%, 08/01/2042	583,783
987,623	4.00%, 09/01/2042	1,088,686
249,671	4.00%, 11/25/2042(4)	35,645
169,062	4.00%, 03/01/2045	184,872
884,743	4.00%, 07/01/2045	977,644
353,940	4.00%, 05/01/2046	382,268
971,795	4.00%, 06/01/2046	1,055,166
1,039,036	4.00%, 04/01/2047	1,145,955
3,528,157	4.00%, 10/01/2047	3,790,784
2,366,035	4.00%, 05/01/2048	2,533,239
2,185,922	4.00%, 09/01/2048	2,335,836
240,071	4.50%, 04/01/2025	253,946
358,955	4.50%, 07/25/2027(4)	21,446
736,951	4.50%, 09/01/2035	816,259
2,554,811	4.50%, 08/01/2040	2,853,949
2,347,915	4.50%, 10/01/2040	2,633,122
1,074,292	4.50%, 10/01/2041	1,204,558

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 38.7% - (continued)
	FNMA - 6.2% - (continued)
$2,460,015	4.50%, 08/25/2043(4)	$380,607
906,748	4.50%, 09/01/2043	1,016,380
1,641,418	4.50%, 04/01/2049	1,780,382
5,020,303	4.50%, 01/01/2051	5,631,948
168,649	5.00%, 06/01/2022	176,838
121,995	5.00%, 06/01/2025	128,143
408,514	5.00%, 04/25/2038	452,560
1,957,571	5.00%, 02/01/2049	2,167,480
252,300	5.00%, 03/01/2049	279,159
162,933	5.48%, 05/25/2042(2)(4)	14,071
20,654	5.50%, 06/01/2022	21,076
159,472	5.50%, 06/01/2033	185,555
106,835	5.50%, 08/01/2033	122,424
793,307	5.50%, 09/01/2033	924,939
764,107	5.50%, 12/01/2033	892,144
542,452	5.50%, 01/01/2034	632,381
2,816,274	5.50%, 11/01/2035	3,304,557
802,983	5.50%, 04/01/2036	943,731
621,083	5.50%, 09/01/2036	723,865
51,530	5.50%, 01/01/2037	60,571
436,011	5.50%, 04/25/2037	508,057
2,577,815	5.50%, 11/25/2040(4)	401,190
1,837,760	5.50%, 06/25/2042(4)	390,414
2,138,277	5.50%, 08/25/2044(4)	427,633
413	6.00%, 03/01/2022	415
318,989	6.00%, 12/01/2032	372,233
261,301	6.00%, 01/01/2033	302,877
65,908	6.00%, 02/01/2033	74,127
382,618	6.00%, 03/01/2033	447,105
619,705	6.00%, 02/01/2037	741,274
1,736,075	6.00%, 01/25/2042(4)	221,769
1,282,329	6.00%, 09/25/2047(4)	280,388
506	6.50%, 05/01/2031	567
856	6.50%, 09/01/2031	972
1,067	6.50%, 07/01/2032	1,223
1,010	7.00%, 07/01/2029	1,168
81	7.00%, 12/01/2030	84
291	7.00%, 02/01/2032	298
146	7.00%, 03/01/2032	172
1,625	7.00%, 09/01/2032	1,762
559	7.50%, 10/01/2022	583
1,192	7.50%, 06/01/2027	1,376
10,539	7.50%, 03/01/2030	12,027
7,299	7.50%, 04/01/2030	7,895
887	7.50%, 06/01/2030	1,039
1,350	7.50%, 07/01/2030	1,559
411	7.50%, 08/01/2030	478
6,683	7.50%, 01/01/2031	6,837
14,861	7.50%, 05/01/2031	17,199
5,226	7.50%, 06/01/2031	5,391
1,120	7.50%, 08/01/2031	1,278
18,896	7.50%, 09/01/2031	19,204
156	7.50%, 05/01/2032	185

		148,168,543

	GNMA - 12.0%
1,150,137	1.75%, 09/20/2043	1,174,245
1,041,328	2.00%, 01/20/2042	1,069,039
35,400,000	2.00%, 01/21/2051(16)	37,019,274
1,090,850	2.50%, 12/16/2039	1,143,237
1,697,749	2.50%, 07/20/2041	1,783,130
21,275,000	2.50%, 01/21/2051(16)	22,521,582
575,522	3.00%, 09/20/2028(4)	39,169
6,112,954	3.00%, 05/20/2035(4)	425,555
446,761	3.00%, 02/16/2043(4)	58,222
3,603,149	3.00%, 03/15/2045	3,783,328

The accompanying notes are an integral part of these financial statements.

94

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 38.7% - (continued)
	GNMA - 12.0% - (continued)
$177,867	3.00%, 04/15/2045	$186,587
2,416,192	3.00%, 07/15/2045	2,531,438
57,433	3.00%, 08/15/2045	60,222
1,169,167	3.00%, 10/20/2047	1,217,895
27,170,200	3.00%, 07/20/2050	28,512,364
15,845,000	3.00%, 01/21/2051(16)	16,569,166
241,154	3.50%, 02/16/2027(4)	15,976
600,778	3.50%, 03/20/2027(4)	44,180
573,202	3.50%, 07/20/2040(4)	31,403
808,952	3.50%, 02/20/2041(4)	32,965
1,454,092	3.50%, 04/20/2042(4)	107,887
2,476,915	3.50%, 10/20/2042(4)	350,401
296,201	3.50%, 11/15/2042	330,026
8,004	3.50%, 12/15/2042	8,778
194,827	3.50%, 02/15/2043	212,253
11,199	3.50%, 03/15/2043	12,283
1,396,728	3.50%, 04/15/2043	1,532,184
3,452,009	3.50%, 05/15/2043	3,768,826
260,784	3.50%, 05/20/2043(4)	36,156
1,306,970	3.50%, 07/20/2043(4)	148,645
929,749	3.50%, 07/20/2046	1,004,062
931,744	3.50%, 10/20/2046	1,004,754
3,814,026	3.50%, 02/20/2047	4,097,758
1,221,898	3.50%, 08/20/2047	1,309,467
872,528	3.50%, 11/20/2047	934,520
1,084,846	3.50%, 03/20/2048	1,158,720
3,942,448	3.50%, 07/20/2049	4,179,857
55,465,000	3.50%, 01/21/2051(16)	58,784,234
1,990,033	3.88%, 08/15/2042	2,187,492
161,011	4.00%, 12/16/2026(4)	10,107
2,427,367	4.00%, 05/20/2029(4)	159,812
3,159,166	4.00%, 07/20/2040	3,495,069
3,619,031	4.00%, 09/20/2040	4,003,328
5,466,468	4.00%, 10/20/2040	6,047,838
1,123,795	4.00%, 12/20/2040	1,274,520
311,624	4.00%, 05/16/2042(4)	40,297
468,903	4.00%, 03/20/2043(4)	79,290
223,996	4.00%, 01/20/2044(4)	39,259
1,843,735	4.00%, 01/16/2046(4)	329,760
1,776,658	4.00%, 03/20/2047(4)	217,571
889,329	4.00%, 11/20/2047	986,203
3,230,136	4.00%, 03/20/2048	3,537,743
9,324,494	4.00%, 07/20/2048	10,036,128
10,871,000	4.00%, 01/21/2051(16)	11,590,355
163,780	4.50%, 11/15/2039	183,510
1,084,246	4.50%, 05/15/2040	1,217,425
3,619,881	4.50%, 05/20/2040	4,032,771
207,290	4.50%, 07/15/2041	232,912
783,058	4.50%, 04/20/2045(4)	139,193
3,190,516	4.50%, 08/20/2045	549,465
330,896	4.50%, 01/20/2046	368,594
2,833,795	4.50%, 01/20/2047(4)	291,310
2,391,302	4.50%, 05/20/2048(4)	319,772
16,320,000	4.50%, 01/21/2051(16)	17,475,150
2,032,635	5.00%, 02/16/2040(4)	368,675
399,824	5.00%, 05/20/2040	456,917
1,008,175	5.00%, 06/15/2041	1,158,555
1,194,250	5.00%, 10/16/2041(4)	206,155
1,559,317	5.00%, 03/15/2044	1,792,426
447,122	5.00%, 01/16/2047(4)	82,366
4,400,000	5.00%, 01/21/2051(16)	4,846,188
394,019	5.50%, 03/15/2033	455,124
508,798	5.50%, 04/15/2033	587,666
594,439	5.50%, 05/15/2033	692,776
792,086	5.50%, 10/20/2034	927,400

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 38.7% - (continued)
	GNMA - 12.0% - (continued)
$1,674,541	5.50%, 03/20/2039(4)	$268,140
1,425,162	5.50%, 02/16/2047(4)	249,505
876,184	5.50%, 02/20/2047(4)	166,734
1,004	6.00%, 12/15/2023	1,126
904	6.00%, 01/15/2029	1,019
853	6.00%, 04/15/2029	1,014
33,454	6.00%, 12/15/2031	38,255
642	6.00%, 10/15/2032	772
16,119	6.00%, 06/15/2033	19,499
797	6.00%, 03/15/2034	897
37,808	6.00%, 08/15/2034	45,740
55,248	6.00%, 09/15/2034	62,796
29,875	6.00%, 02/15/2035	35,316
208,811	6.00%, 12/15/2035	239,185
23,871	6.00%, 02/15/2036	26,809
133,445	6.00%, 03/15/2036	158,527
16,394	6.00%, 04/15/2036	18,407
75,430	6.00%, 05/15/2036	91,170
140,145	6.00%, 06/15/2036	165,934
43,289	6.00%, 07/15/2036	48,660
18,203	6.00%, 08/15/2036	20,563
123,311	6.00%, 02/15/2037	148,295
490	6.00%, 05/15/2037	580
246,399	6.00%, 06/15/2037	293,959
214,573	6.00%, 07/15/2037	259,422
41,563	6.00%, 08/15/2037	48,940
64,602	6.00%, 10/15/2037	77,916
34,420	6.00%, 11/15/2037	40,575
58,909	6.00%, 12/15/2037	71,168
131,009	6.00%, 01/15/2038	153,600
6,023	6.00%, 02/15/2038	6,823
16,084	6.00%, 05/15/2038	18,550
3,616	6.00%, 06/15/2038	4,252
24,114	6.00%, 08/15/2038	28,714
82,842	6.00%, 09/15/2038	94,975
94,639	6.00%, 10/15/2038	111,163
174,054	6.00%, 11/15/2038	202,486
45,457	6.00%, 12/15/2038	54,172
1,065	6.00%, 01/15/2039	1,234
34,345	6.00%, 08/15/2039	39,085
48,213	6.00%, 11/15/2039	56,848
13,190	6.00%, 02/15/2040	14,814
582,713	6.00%, 06/15/2040	692,648
111,859	6.00%, 07/15/2040	135,136
1,353,773	6.00%, 09/20/2040(4)	242,849
603,663	6.00%, 06/15/2041	721,153
1,306,890	6.00%, 02/20/2046(4)	255,565
19,086	6.50%, 06/15/2028	21,333
415	6.50%, 07/15/2028	460
1,485	6.50%, 08/15/2028	1,649
11,834	6.50%, 09/15/2028	13,144
771	6.50%, 10/15/2028	856
2,521	6.50%, 11/15/2028	2,800
4,193	6.50%, 12/15/2028	4,657
1,880	6.50%, 01/15/2029	2,088
18,306	6.50%, 02/15/2029	20,332
111,547	6.50%, 03/15/2029	123,886
25,167	6.50%, 04/15/2029	27,951
13,253	6.50%, 05/15/2029	14,728
123,005	6.50%, 06/15/2029	136,612
5,148	6.50%, 07/15/2029	5,718
120	6.50%, 03/15/2031	133
160,924	6.50%, 04/15/2031	180,374
34,838	6.50%, 05/15/2031	40,466
6,526	6.50%, 06/15/2031	7,372

The accompanying notes are an integral part of these financial statements.

95

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 38.7% - (continued)
	GNMA - 12.0% - (continued)
$154,926	6.50%, 07/15/2031	$174,076
46,253	6.50%, 08/15/2031	51,405
90,838	6.50%, 09/15/2031	100,956
134,786	6.50%, 10/15/2031	153,312
232,327	6.50%, 11/15/2031	260,781
42,738	6.50%, 12/15/2031	47,465
177,384	6.50%, 01/15/2032	200,390
36,703	6.50%, 02/15/2032	42,197
32,767	6.50%, 03/15/2032	37,178
153,916	6.50%, 04/15/2032	178,769
611	6.50%, 05/15/2032	692
15,789	6.50%, 06/15/2032	17,535
1,208	7.00%, 06/20/2030	1,224
511	7.00%, 02/15/2031	580
168	7.00%, 06/15/2031	182
109	7.00%, 08/15/2031	123
435	8.50%, 11/15/2024	437

		284,925,761

	UMBS - 15.9%
31,345,000	1.50%, 01/16/2036(16)	32,251,066
6,300,000	1.50%, 01/14/2051(16)	6,365,215
14,730,000	2.00%, 01/16/2036(16)	15,399,755
78,645,000	2.00%, 01/14/2051(16)	81,695,566
71,117,000	2.00%, 02/12/2051(16)	73,750,861
20,625,000	2.50%, 01/16/2036(16)	21,511,230
39,205,000	2.50%, 01/14/2051(16)	41,327,583
6,726,000	3.00%, 01/16/2036(16)	7,058,560
49,517,000	3.00%, 01/14/2051(16)	51,880,663
28,314,500	4.00%, 01/14/2051(16)	30,239,001
7,045,000	4.50%, 01/14/2051(16)	7,635,019
6,900,000	4.50%, 02/12/2051(16)	7,477,734

		376,592,253

	Total U.S. Government Agencies (cost $903,291,997)	$919,282,877

U.S. GOVERNMENT SECURITIES - 20.1%
	U.S. Treasury Securities - 20.1%
	U.S. Treasury Bonds - 8.9%
$3,832,953	1.00%, 02/15/2048(17)(18)	$5,333,545
4,005,000	1.25%, 05/15/2050	3,633,286
7,090,000	2.25%, 08/15/2046	8,093,124
7,350,000	2.25%, 08/15/2049	8,411,443
78,145,000	2.88%, 08/15/2045(18)	99,424,250
20,715,000	3.13%, 08/15/2044(18)(19)	27,320,334
26,860,000	3.38%, 05/15/2044(18)(20)	36,732,099
16,575,000	3.75%, 11/15/2043	23,857,641

		212,805,722

	U.S. Treasury Notes - 11.2%
11,253,589	0.38%, 01/15/2027(17)(18)	12,557,276
97,135,000	0.63%, 05/15/2030(18)(20)	94,964,640
18,943,511	0.88%, 01/15/2029(17)	22,260,599
2,550,708	1.00%, 02/15/2049(17)(18)	3,589,989
105,360,000	1.63%, 04/30/2023(18)	108,994,097
21,395,000	2.25%, 11/15/2025	23,364,009

		265,730,610

	Total U.S. Government Securities (cost $474,475,232)	$478,536,332

COMMON STOCKS - 0.0%
	Energy - 0.0%
$64,657	Ascent Resources - Marcellus LLC Class A*(21)(22)	$34,268

Shares or Principal Amount		Market Value†
COMMON STOCKS - 0.0% - (continued)
	Energy - 0.0% - (continued)
$6,767	Foresight Energy LLC(21)(22)	$54,666
206,275,142	KCA Deutag*(21)(22)(23)	—
30,559	Philadelphia Energy Solutions Class A(21)(22)	306

		89,240

	Total Common Stocks (cost $3,317,133)	$89,240

PREFERRED STOCKS - 0.1%
	Banks - 0.1%
2,242	U.S. Bancorp Series A, 3.50%(3)(9)	2,165,749

	Total Preferred Stocks (cost $1,591,820)	$2,165,749

WARRANTS - 0.0%
	Energy - 0.0%
16,740	Ascent Resources - Marcellus LLC*(21)(22)	167

	Total Warrants (cost $1,339)	$167

	Total Long-Term Investments (cost $2,816,363,667)	$2,906,218,904

SHORT-TERM INVESTMENTS - 1.1%
	Commercial Paper - 0.0%
250,000	Nissan Motor Acceptance Corp. 1.34%, 01/29/2021(10)	$249,733

	Repurchase Agreements - 0.8%
18,056,751	Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/2020 at 0.050%, due on 01/04/2021 with a maturity value of $18,056,851; collateralized by U.S. Treasury Note at 0.125%, maturing 12/15/2023, with a market value of $18,417,903	18,056,751

	Securities Lending Collateral - 0.3%
7,084,407	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(24)	7,084,407
280,974	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(24)	280,974

		7,365,381

	Total Short-Term Investments (cost $25,671,865)	$25,671,865

Total Investments Excluding Purchased Options (cost $2,842,035,532)	123.4%	$2,931,890,769

Total Purchased Options (cost $98,894)	0.0%	$113,916

Total Investments (cost $2,842,134,426)	123.4%	$2,932,004,685
Other Assets and Liabilities	(23.4)%	(555,118,708)

Total Net Assets	100.0%	$2,376,885,977

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The accompanying notes are an integral part of these financial statements.

96

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2020

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At December 31, 2020, the aggregate value of these securities was $579,898,244, representing 24.4% of net assets.

(2)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(3)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2020. Base lending rates may be subject to a floor or cap.

(4)	Securities disclosed are interest-only strips.

(5)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(6)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2020, the aggregate value of these securities was $21,793,431, representing 0.9% of net assets.

(7)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(8)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2020. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.

(9)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(10)	The rate shown represents current yield to maturity.
(11)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of December 31, 2020.

(12)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(13)

This security, or a portion of this security, has unfunded loan commitments. As of December 31, 2020, the aggregate value of the unfunded commitment was $154,346, which rounds to 0.0% of total net assets.

(14)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(15)	Securities disclosed are principal-only strips.

(16)	Represents or includes a TBA transaction.

(17)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(18)	All, or a portion of the security, was pledged as collateral in connection with OTC swap contracts. As of December 31, 2020, the market value of securities pledged was $7,751,420.

(19)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of December 31, 2020, the market value of securities pledged was $3,219,355.

(20)	All, or a portion of the security, was pledged as collateral in connection with centrally cleared swap contracts. As of December 31, 2020, the market value of securities pledged was $17,330,232.

(21)	Investment valued using significant unobservable inputs.

(22)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2020, the aggregate fair value of these securities was $89,407, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(23)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $0 or 0.0% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
03/2011	KCA Deutag	206,275,142	$2,795,441	$—

(24)	Current yield as of period end.

The accompanying notes are an integral part of these financial statements.

97

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2020

OTC Swaption Contracts Outstanding at December 31, 2020
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Puts
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/18/2022	UBS	0.57%	Receive	08/18/2022	USD	6,682,000	6,682,000	$113,916	$98,894	$15,022

Total purchased OTC swaption contracts								$113,916	$98,894	$15,022

OTC Swaption Contracts Outstanding at December 31, 2020
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written swaption contracts:
Calls
CDX.NA.IG.35	GSC	50.00%	Pay	01/20/2021	USD	(175,385,000)	175,385,000	$(188,241)	$(184,154)	$(4,087)

Written swaption contracts:
Puts
CDX.NA.IG.35	GSC	50.00%	Pay	01/20/2021	USD	(175,385,000)	175,385,000	$(235,223)	$(350,770)	$115,547

Total written OTC swaption contracts								$(423,464)	$(534,924)	$111,460

Futures Contracts Outstanding at December 31, 2020
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10-Year Bond Future	60	03/15/2021	$6,810,422	$13,123
U.S. Treasury 5-Year Note Future	640	03/31/2021	80,745,000	168,605
U.S. Treasury 10-Year Note Future	1,184	03/22/2021	163,484,500	165,815
U.S. Treasury Ultra Bond Future	84	03/22/2021	17,939,250	(93,964)

Total				$253,579

Short position contracts:
Euro BUXL 30-Year Bond Future	10	03/08/2021	$2,751,645	$(17,847)
Long Gilt Future	78	03/29/2021	14,457,383	(116,807)
U.S. Treasury 2-Year Note Future	145	03/31/2021	32,041,601	(30,557)
U.S. Treasury 10-Year Ultra Future	990	03/22/2021	154,795,781	477,727
U.S. Treasury Long Bond Futures	290	03/22/2021	50,224,375	287,977

Total				$600,493

Total futures contracts				$854,072

TBA Sale Commitments Outstanding at December 31, 2020
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
GNMA, 4.00%	$18,300,000	01/21/2051	$(19,510,945)	$(35,742)
UMBS, 3.50%	17,706,000	01/14/2051	(18,715,795)	(4,080)
UMBS, 5.00%	2,509,500	01/14/2051	(2,777,213)	29
UMBS, 5.50%	13,400,000	01/14/2051	(14,970,313)	(18,844)
UMBS, 6.00%	3,300,000	01/14/2051	(3,707,859)	5,672

Total TBA sale commitments (proceeds receivable $59,629,160)			$(59,682,125)	$(52,965)

At December 31, 2020, the aggregate market value of TBA Sale Commitments represents (2.5)% of total net assets.

The accompanying notes are an integral part of these financial statements.

98

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2020

OTC Credit Default Swap Contracts Outstanding at December 31, 2020
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AAA.07	GSC	USD	1,322,435	(0.09%)	08/25/2037	Monthly	$243,143	$—	$52,778	$(190,365)
ABX.HE.AAA.07	CSI	USD	3,214,580	(0.09%)	08/25/2037	Monthly	679,581	—	128,285	(551,296)
ABX.HE.PENAAA.06	MSC	USD	458,429	(0.11%)	05/25/2046	Monthly	44,875	—	41,207	(3,668)
ABX.HE.PENAAA.06	JPM	USD	1,046,557	(0.11%)	05/25/2046	Monthly	102,203	—	94,069	(8,134)
ABX.HE.PENAAA.06	GSC	USD	429,577	(0.11%)	05/25/2046	Monthly	105,309	—	38,613	(66,696)
CMBX.NA.AAA.12	GSC	USD	6,200,000	(0.50%)	08/17/2061	Monthly	—	(22,087)	(50,067)	(27,980)
CMBX.NA.AAA.12	GSC	USD	4,750,000	(0.50%)	08/17/2061	Monthly	9,994	—	(38,293)	(48,287)
CMBX.NA.AAA.12	JPM	USD	11,170,000	(0.50%)	08/17/2061	Monthly	197,433	—	(90,050)	(287,483)
CMBX.NA.AAA.12	GSC	USD	2,660,000	(0.50%)	08/17/2061	Monthly	6,301	—	(21,481)	(27,782)

Total							$1,388,839	$(22,087)	$155,061	$(1,211,691)

Sell protection:
ABX.HE.AAA.07	MSC	USD	1,322,434	0.09%	08/25/2037	Monthly	$10,900	$—	$(52,775)	$(63,675)
ABX.HE.AAA.07	MSC	USD	3,214,578	0.09%	08/25/2037	Monthly	26,671	—	(128,285)	(154,956)
ABX.HE.PENAAA.06	BCLY	USD	1,934,566	0.11%	05/25/2046	Monthly	—	(46,679)	(173,893)	(127,214)
CMBX.NA.BB.8	GSC	USD	240,000	5.00%	10/17/2057	Monthly	—	(25,305)	(95,145)	(69,840)
CMBX.NA.BB.8	DEUT	USD	1,455,000	5.00%	10/17/2057	Monthly	—	(332,709)	(576,818)	(244,109)
CMBX.NA.BB.8	CSI	USD	2,507,000	5.00%	10/17/2057	Monthly	—	(637,412)	(993,871)	(356,459)
CMBX.NA.BB.8	GSC	USD	3,445,000	5.00%	10/17/2057	Monthly	—	(784,272)	(1,365,729)	(581,457)
CMBX.NA.BB.8	MSC	USD	5,083,000	5.00%	10/17/2057	Monthly	—	(1,292,453)	(2,015,095)	(722,642)
CMBX.NA.BBB-.6	MSC	USD	465,000	3.00%	05/11/2063	Monthly	—	(37,653)	(123,903)	(86,250)
CMBX.NA.BBB-.6	DEUT	USD	485,000	3.00%	05/11/2063	Monthly	—	(68,349)	(129,232)	(60,883)
CMBX.NA.BBB-.6	CSI	USD	920,000	3.00%	05/11/2063	Monthly	—	(121,024)	(245,142)	(124,118)
CMBX.NA.BBB-.6	GSC	USD	2,725,000	3.00%	05/11/2063	Monthly	—	(285,279)	(726,325)	(441,046)
CMBX.NA.BBB-.6	MSC	USD	4,245,000	3.00%	05/11/2063	Monthly	—	(591,963)	(1,131,114)	(539,151)

Total							$37,571	$(4,223,098)	$(7,757,327)	$(3,571,800)

Total OTC credit default swap contracts							$1,426,410	$(4,245,185)	$(7,602,266)	$(4,783,491)

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Credit Default Swap Contracts Outstanding at December 31, 2020
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid (Received)	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.35.V1	USD	15,910,000	(5.00%)	12/20/2025	Quarterly	(1,223,134)	(1,508,059)	(284,925)
CDX.NA.IG.35.V1	USD	8,680,000	(1.00%)	12/20/2025	Quarterly	(186,053)	(215,323)	(29,270)

Total						$(1,409,187)	$(1,723,382)	$(314,195)

Sell protection:
CDX.EM.34.V1	USD	88,750,000	1.00%	12/20/2025	Quarterly	$(5,429,796)	$(2,102,955)	$3,326,841

Total centrally cleared credit default swap contracts						$(6,838,983)	$(3,826,337)	$3,012,646

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at December 31, 2020
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
BOA	3M KRW KORIBOR	1.20% Fixed	KRW	6,961,450,000	12/16/2030	Quarterly	$7,719	$—	$(40,927)	$(48,646)
BOA	3M KRW KORIBOR	1.20% Fixed	KRW	7,053,350,000	12/16/2030	Quarterly	17,169	—	(41,467)	(58,636)
BOA	7 Day CNY Repo Rate	2.74% Fixed	CNY	99,085,000	12/16/2025	Quarterly	—	—	67,869	67,869

Total OTC interest rate swap contracts							$24,888	$—	$(14,525)	$(39,413)

The accompanying notes are an integral part of these financial statements.

99

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Centrally Cleared Interest Rate Swap Contracts Outstanding at December 31, 2020
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
0.07% Fixed	12 Mo. Federal Funds Rate	USD	18,225,000	08/12/2025	Annual	$—	$(1,959)	$115,641	$117,600
0.27% Fixed	3 Mo. USD LIBOR	USD	4,875,000	10/08/2023	Semi-Annual	—	(948)	(6,681)	(5,733)

Total centrally cleared interest rate swap contracts						$—	$(2,907)	$108,960	$111,867

Foreign Currency Contracts Outstanding at December 31, 2020
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
233,000	GBP	310,726	USD	GSC	03/17/2021	$8,056	$—
3,004,391	USD	4,005,000	AUD	BOA	03/17/2021	—	(85,229)
108,582	USD	89,000	EUR	BCLY	01/29/2021	—	(223)
4,593,226	USD	3,779,861	EUR	TDB	01/29/2021	—	(27,772)
18,512,707	USD	15,222,000	EUR	BNP	03/17/2021	—	(116,021)
312,029	USD	233,000	GBP	MSC	03/17/2021	—	(6,753)
6,460,060	USD	21,000,000	ILS	BCLY	03/17/2021	—	(83,916)
23,551,785	USD	2,442,850,000	JPY	JPM	03/15/2021	—	(127,285)
2,211,027	USD	44,875,000	MXN	GSC	06/10/2021	—	(2,282)

Total foreign currency contracts						$8,056	$(449,481)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$450,929,845	$—	$450,929,845	$—
Corporate Bonds	845,704,889	—	845,704,889	—
Foreign Government Obligations	85,827,761	—	85,827,761	—
Municipal Bonds	30,096,295	—	30,096,295	—
Senior Floating Rate Interests	93,585,749	—	93,585,749	—
U.S. Government Agencies	919,282,877	—	919,282,877	—
U.S. Government Securities	478,536,332	—	478,536,332	—
Common Stocks
Energy	89,240	—	—	89,240
Preferred Stocks	2,165,749	2,165,749	—	—
Warrants	167	—	—	167
Short-Term Investments	25,671,865	7,365,381	18,306,484	—
Purchased Options	113,916	—	113,916	—
Foreign Currency Contracts(2)	8,056	—	8,056	—
Futures Contracts(2)	1,113,247	1,113,247	—	—
Swaps - Credit Default(2)	3,326,841	—	3,326,841	—
Swaps - Interest Rate(2)	185,469	—	185,469	—

Total	$2,936,638,298	$10,644,377	$2,925,904,514	$89,407

Liabilities
Foreign Currency Contracts(2)	$(449,481)	$—	$(449,481)	$—
Futures Contracts(2)	(259,175)	(259,175)	—	—
Swaps - Credit Default(2)	(5,097,686)	—	(5,097,686)	—
Swaps - Interest Rate(2)	(113,015)	—	(113,015)	—
TBA Sale Commitments	(59,682,125)	—	(59,682,125)	—
Written Options	(423,464)	—	(423,464)	—

Total	$(66,024,946)	$(259,175)	$(65,765,771)	$—

(1)	For the year ended December 31, 2020, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for year ended December 31, 2020 is not presented.

The accompanying notes are an integral part of these financial statements.

100

Hartford Ultrashort Bond HLS Fund

Schedule of Investments

December 31, 2020

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 30.6%
	Asset-Backed - Automobile - 17.1%
$868,986	Ally Auto Receivables Trust 1.93%, 10/17/2022	$871,239
	American Credit Acceptance Receivables Trust
492,375	1.89%, 04/13/2023(1)	494,197
8,342	2.44%, 12/12/2022(1)	8,347
	AmeriCredit Automobile Receivables Trust
5,555,000	0.42%, 03/18/2024	5,560,881
930,413	0.60%, 12/18/2023	932,012
1,445,000	2.06%, 04/18/2024	1,467,572
134,677	2.17%, 01/18/2023	135,247
2,550,479	2.97%, 11/20/2023	2,582,798
	ARI Fleet Lease Trust
620,971	1.77%, 08/15/2028(1)	626,864
1,545,842	2.28%, 04/15/2026(1)	1,547,152
11,481	2.55%, 10/15/2026(1)	11,491
116,743	Bank of The West Auto Trust 2.40%, 10/17/2022(1)	117,108
565,000	BMW Floorplan Master Owner Trust 0.48%, 05/15/2023, 1 mo. USD LIBOR + 0.320%(1)(2)	565,443
920,795	BMW Vehicle Owner Trust 0.39%, 02/27/2023	921,662
	Canadian Pacer Auto Receivables Trust
1,161,100	1.77%, 11/21/2022(1)	1,167,445
143,103	2.78%, 03/21/2022(1)	143,350
	CarMax Auto Owner Trust
1,771,000	0.49%, 06/15/2023	1,773,713
853,764	2.01%, 03/15/2023	859,268
383,699	2.21%, 12/15/2022	385,463
93,597	2.69%, 07/15/2022	93,796
4,036,941	3.05%, 03/15/2024	4,124,541
143,476	Carvana Auto Receivables Trust 2.20%, 07/15/2022(1)	143,679
	Chesapeake Funding LLC
645,697	0.53%, 08/15/2030, 1 mo. USD LIBOR + 0.370%(1)(2)	645,624
23,922	0.61%, 05/15/2029, 1 mo. USD LIBOR + 0.450%(1)(2)	23,922
1,211,254	0.87%, 08/16/2032(1)	1,217,262
100,916	1.91%, 08/15/2029(1)	101,070
1,694,746	1.95%, 09/15/2031(1)	1,722,069
339,541	2.12%, 11/15/2029(1)	341,481
2,365,148	2.94%, 04/15/2031(1)	2,403,144
311,155	3.04%, 04/15/2030(1)	314,329
536,406	3.39%, 01/15/2031(1)	551,899
	CPS Auto Receivables Trust
1,124,899	0.63%, 03/15/2024(1)	1,125,963
528,306	2.09%, 05/15/2023(1)	530,800
109,641	2.17%, 12/15/2022(1)	109,953
54,706	2.55%, 09/15/2022(1)	54,745
	Credit Acceptance Auto Loan Trust
3,850,000	2.38%, 11/15/2028(1)	3,952,433
1,078,265	3.55%, 08/15/2027(1)	1,089,777
	Drive Auto Receivables Trust
508,917	0.85%, 07/17/2023	509,960
1,015,000	2.02%, 11/15/2023	1,024,038
860,005	2.16%, 05/15/2023	862,696
	DT Auto Owner Trust
382,581	1.94%, 09/15/2023(1)	384,399
452,413	2.17%, 05/15/2023(1)	454,423
129,712	2.55%, 08/15/2022(1)	129,931
31,886	2.85%, 09/15/2022(1)	31,917
	Enterprise Fleet Financing LLC
1,534,729	0.24%, 10/20/2021(1)	1,534,770
1,840,672	1.78%, 12/22/2025(1)	1,870,272
4,484,634	2.06%, 05/20/2025(1)	4,560,055
1,245,784	2.29%, 02/20/2025(1)	1,266,531
106,618	2.87%, 10/20/2023(1)	107,058
778,937	2.98%, 10/20/2024(1)	792,094

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 30.6% - (continued)
	Asset-Backed - Automobile - 17.1% - (continued)
$390,018	3.14%, 02/20/2024(1)	$392,714
213,836	3.38%, 05/20/2024(1)	216,370
	Exeter Automobile Receivables Trust
310,057	2.05%, 06/15/2023(1)	311,283
159,127	2.18%, 01/17/2023(1)	159,455
	First Investors Auto Owner Trust
790,962	2.21%, 09/16/2024(1)	797,857
6,371	2.66%, 05/16/2022	6,376
256,051	2.89%, 03/15/2024(1)	258,614
	Flagship Credit Auto Trust
4,969,861	0.53%, 04/15/2025(1)	4,973,333
428,153	0.70%, 04/15/2025(1)	428,587
988,642	1.90%, 08/15/2024(1)	1,000,171
526,341	2.17%, 06/17/2024(1)	532,992
962,788	2.33%, 02/15/2024(1)	974,648
678,509	2.83%, 10/16/2023(1)	686,660
88,525	3.07%, 02/15/2023(1)	88,905
382,019	3.11%, 08/15/2023(1)	386,211
418,195	3.41%, 05/15/2023(1)	421,654
	Ford Credit Auto Lease Trust
3,620,000	0.50%, 12/15/2022	3,624,502
749,217	1.80%, 07/15/2022	752,661
274,622	2.28%, 02/15/2022	275,081
760,000	2.98%, 06/15/2022	769,632
	Ford Credit Auto Owner Trust
2,635,000	0.25%, 09/15/2023	2,635,867
2,736,555	0.50%, 02/15/2023	2,739,508
33,359	2.01%, 03/15/2022	33,397
75,072	2.35%, 02/15/2022	75,132
1,500,000	2.36%, 03/15/2029(1)	1,551,483
5,059	2.78%, 02/15/2022	5,064
2,580,000	GLS Auto Receivables Issuer Trust 0.52%, 02/15/2024(1)	2,580,865
	GM Financial Automobile Leasing Trust
677,236	0.71%, 10/20/2022	679,400
1,185,000	2.03%, 06/20/2022	1,193,884
173,600	2.09%, 10/20/2021	173,786
340,252	2.67%, 03/21/2022	342,132
329,884	2.98%, 12/20/2021	331,299
330,115	GM Financial Consumer Automobile Receivables Trust 1.83%, 01/17/2023	331,392
	Honda Auto Receivables Owner Trust
451,480	0.74%, 11/15/2022	452,504
700,392	1.90%, 04/15/2022	702,897
708,158	2.83%, 03/20/2023	720,201
	Hyundai Auto Lease Securitization Trust
793,269	1.90%, 05/16/2022(1)	797,048
488,841	2.08%, 12/15/2021(1)	489,842
	Hyundai Auto Receivables Trust
1,970,000	0.26%, 09/15/2023	1,970,641
3,348,000	0.38%, 03/15/2023	3,351,080
314,346	Mercedes-Benz Auto Lease Trust 1.82%, 03/15/2022	315,371
1,550,000	Mercedes-Benz Auto Receivables Trust 0.46%, 03/15/2023	1,552,160
973,262	Nissan Auto Lease Trust 1.80%, 05/16/2022	977,807
	Nissan Auto Receivables Owner Trust
2,706,603	0.47%, 10/17/2022	2,709,226
1,125,000	1.93%, 07/15/2024	1,147,945
833,327	1.97%, 09/15/2022	837,469
1,040,000	PFS Financing Corp. 1.21%, 06/15/2024(1)	1,050,569
	Prestige Auto Receivables Trust
4,135,000	0.52%, 02/15/2024(1)	4,136,498
65,034	2.44%, 07/15/2022(1)	65,081
	Santander Drive Auto Receivables Trust
4,920,000	0.42%, 09/15/2023	4,924,781
1,189,809	0.62%, 05/15/2023	1,190,783

The accompanying notes are an integral part of these financial statements.

101

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 30.6% - (continued)
	Asset-Backed - Automobile - 17.1% - (continued)
	Santander Retail Auto Lease Trust
$2,790,000	0.42%, 11/20/2023(1)	$2,794,150
139,771	2.72%, 01/20/2022(1)	140,043
1,534,561	Securitized Term Auto Receivables Trust 2.99%, 02/27/2023(1)	1,553,336
	Toyota Auto Receivables Owner Trust
4,010,000	0.23%, 05/15/2023	4,010,179
2,465,000	0.36%, 02/15/2023	2,466,470
359,800	United Auto Credit Securitization Trust 0.85%, 05/10/2022(1)	359,998
	Volkswagen Auto Lease Trust
1,430,000	1.99%, 11/21/2022	1,451,266
909,785	2.00%, 03/21/2022	914,221
778,297	Volkswagen Auto Loan Enhanced Trust 0.93%, 12/20/2022	780,264
	Westlake Automobile Receivables Trust
2,949,945	0.93%, 02/15/2024(1)	2,960,040
691,515	2.15%, 02/15/2023(1)	695,680
11,660	3.06%, 05/16/2022(1)	11,673
	Wheels SPV 2 LLC
795,000	0.51%, 08/20/2029(1)	795,438
187,097	3.06%, 04/20/2027(1)	187,768
	World Omni Auto Receivables Trust
1,520,000	0.55%, 07/17/2023	1,522,809
54,329	2.63%, 06/15/2022	54,378
1,043,165	World Omni Select Auto Trust 2.06%, 08/15/2023	1,047,703

		131,114,117

	Asset-Backed - Credit Card - 0.3%
749,010	HPEFS Equipment Trust 1.73%, 02/20/2030(1)	754,092
1,355,000	Trillium Credit Card Trust 0.52%, 12/26/2024, 1 mo. USD LIBOR + 0.370%(1)(2)	1,358,653

		2,112,745

	Asset-Backed - Finance & Insurance - 8.9%
2,010,000	Ally Auto Receivables Trust 1.84%, 06/17/2024	2,040,119
1,500,000	Ally Master Owner Trust 3.29%, 05/15/2023	1,516,608
	American Credit Acceptance Receivables Trust
3,095,553	0.53%, 03/13/2024(1)	3,098,131
947,018	0.62%, 10/13/2023(1)	948,119
2,166,046	Angel Oak Mortgage Trust 2.53%, 01/26/2065(1)(3)	2,222,729
765,758	BWAY Mortgage Trust 2.81%, 03/10/2033(1)	795,605
	CarMax Auto Owner Trust
1,405,253	1.75%, 01/17/2023	1,412,250
1,500,000	2.33%, 05/15/2023	1,521,900
	CNH Equipment Trust
773,420	1.08%, 07/17/2023	776,058
1,482,236	1.99%, 03/15/2023	1,490,335
90,648	2.55%, 09/15/2022	90,789
3,455,000	Credit Acceptance Auto Loan Trust 2.01%, 02/15/2029(1)	3,532,425
	DLL LLC
1,007,141	2.13%, 01/20/2022(1)	1,010,728
1,044,085	2.89%, 04/20/2023(1)	1,057,819
231,555	Ellington Financial Mortgage Trust 2.74%, 11/25/2059(1)(3)	237,225
1,150,000	Evergreen Credit Card Trust 1.90%, 09/16/2024(1)	1,181,365
853,430	Finance of America HECM Buyout 2.01%, 02/25/2030(1)(3)	859,049
464,000	GM Financial Automobile Leasing Trust 0.45%, 08/21/2023	465,154
2,215,000	GM Financial Consumer Automobile Receivables Trust 0.26%, 11/16/2023	2,215,717
742,000	GMF Floorplan Owner Revolving Trust 2.70%, 04/15/2024(1)	764,059

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 30.6% - (continued)
	Asset-Backed - Finance & Insurance - 8.9% - (continued)
$1,577,436	GreatAmerica Leasing Receivables Funding LLC 1.76%, 06/15/2022(1)	$1,587,879
	HPEFS Equipment Trust
4,350,000	0.65%, 07/22/2030(1)	4,358,546
306,073	2.19%, 09/20/2029(1)	307,309
628,000	2.21%, 09/20/2029(1)	634,790
2,527,460	Hyundai Auto Receivables Trust 1.51%, 04/17/2023	2,544,484
1,525,000	John Deere Owner Trust 0.41%, 03/15/2023	1,526,306
	Kubota Credit Owner Trust
850,000	0.41%, 06/15/2023(1)	850,940
936,639	2.49%, 06/15/2022(1)	942,432
264,105	Marlette Funding Trust 2.24%, 03/15/2030(1)	265,697
1,320,267	MFA Trust 1.01%, 01/26/2065(1)(3)	1,322,219
	MMAF Equipment Finance LLC
506,514	2.07%, 10/12/2022(1)	510,957
278,879	2.84%, 01/10/2022(1)	279,562
	New York City Tax Lien
766,718	2.19%, 11/10/2032(1)	776,646
477,053	3.22%, 11/10/2031(1)	480,773
504,858	Residential Mortgage Loan Trust 2.38%, 02/25/2024(1)(3)	514,500
	SoFi Consumer Loan Program Trust
713,850	2.02%, 01/25/2029(1)	721,323
883,884	2.45%, 08/25/2028(1)	893,085
697,978	2.90%, 05/25/2028(1)	705,317
556,261	Tesla Auto Lease Trust 0.55%, 05/22/2023(1)	557,263
1,125,560	Toyota Auto Receivables Owner Trust 1.38%, 12/15/2022	1,131,215
	Verizon Owner Trust
4,000,000	0.41%, 04/21/2025	4,007,383
2,359,000	2.33%, 12/20/2023	2,405,693
362,000	2.93%, 09/20/2023	369,022
827,661	3.23%, 04/20/2023	838,648
1,127,041	Verus Securitization Trust 2.69%, 11/25/2059(1)(3)	1,157,553
5,330,000	Volkswagen Auto Lease Trust 0.27%, 04/20/2023	5,332,030
	Volvo Financial Equipment LLC
555,383	2.02%, 08/15/2022(1)	558,608
835,000	2.04%, 11/15/2023(1)	851,087
29	2.90%, 11/15/2021(1)	29
3,800,000	Westlake Automobile Receivables Trust 0.56%, 05/15/2024(1)	3,808,356
1,055,000	World Omni Automobile Lease Securitization Trust 0.32%, 09/15/2023	1,055,441

		68,531,277

	Commercial Mortgage-Backed Securities - 0.2%
800,000	GS Mortgage Securities Corp. Trust 0.86%, 07/15/2032, 1 mo. USD LIBOR + 0.700%(1)(2)	799,758
785,000	Morgan Stanley Bank of America Merrill Lynch Trust 3.79%, 08/15/2045	813,271

		1,613,029

	Diversified Financial Services - 0.9%
2,620,000	Nissan Auto Lease Trust 0.34%, 12/15/2022	2,622,899
1,925,000	Santander Consumer Auto Receivables Trust 0.38%, 02/15/2023(1)	1,925,591
1,200,000	Santander Drive Auto Receivables Trust 0.46%, 09/15/2023	1,200,720
1,540,000	SCF Equipment Leasing 0.68%, 10/20/2025(1)	1,541,376

		7,290,586

	Other Asset-Backed Securities - 1.7%
	CarMax Auto Owner Trust
4,080,000	0.31%, 01/16/2024	4,081,971
1,005,000	2.18%, 08/15/2024	1,030,015

The accompanying notes are an integral part of these financial statements.

102

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 30.6% - (continued)
	Other Asset-Backed Securities - 1.7% - (continued)
$3,275,000	Carvana Auto Receivables Trust 0.28%, 11/08/2023	$3,275,595
1,321,936	Hertz Fleet Lease Funding L.P. 2.70%, 01/10/2033(1)	1,341,599
227,489	Nationstar HECM Loan Trust 2.65%, 06/25/2029(1)(3)	227,840
	Towd Point Mortgage Trust
780,205	0.75%, 02/25/2057, 1 mo. USD LIBOR + 0.600%(1)(2)	777,705
1,256,428	2.75%, 06/25/2057(1)(3)	1,301,942
1,195,215	Transportation Finance Equipment Trust 1.90%, 01/24/2022(1)	1,199,844

		13,236,511

	Whole Loan Collateral CMO - 1.5%
915,002	Angel Oak Mortgage Trust LLC 2.99%, 07/26/2049(1)(3)	923,605
	Bunker Hill Loan Depositary Trust
1,193,117	2.72%, 11/25/2059(1)(4)	1,223,613
432,596	3.61%, 10/26/2048(1)(4)	437,217
	COLT Mortgage Loan Trust
2,117,706	1.33%, 10/26/2065(1)(3)	2,125,608
763,184	1.51%, 04/27/2065(1)(3)	769,218
847,113	New Residential Mortgage Loan Trust 4.00%, 08/27/2057(1)(3)	915,001
82,772	OBX Trust 0.80%, 06/25/2057, 1 mo. USD LIBOR + 0.650%(1)(2)	82,560
637,661	RMF Buyout Issuance Trust 2.16%, 02/25/2030(1)(3)	638,988
304,679	Sequoia Mortgage Trust 3.50%, 02/25/2050(1)(3)	307,494
883,236	Starwood Mortgage Residential Trust 2.28%, 02/25/2050(1)(3)	902,678
	Verus Securitization Trust
1,129,952	2.64%, 11/25/2059(1)(4)	1,156,150
692,987	2.78%, 07/25/2059(1)(4)	708,518
620,842	3.21%, 05/25/2059(1)(3)	625,636
359,122	3.68%, 06/01/2058(1)(3)	359,557

		11,175,843

	Total Asset & Commercial Mortgage-Backed Securities (cost $234,155,462)	$235,074,108

CORPORATE BONDS - 28.4%
	Agriculture - 0.1%
675,000	Cargill, Inc. 1.38%, 07/23/2023(1)	$691,852

	Apparel - 0.2%
1,550,000	VF Corp. 2.05%, 04/23/2022	1,583,294

	Auto Manufacturers - 2.9%
	American Honda Finance Corp.
2,000,000	0.33%, 01/21/2022, 3 mo. USD LIBOR + 0.120%(2)	2,001,044
2,050,000	0.40%, 10/21/2022	2,052,896
2,250,000	Daimler Finance North America LLC 2.20%, 10/30/2021(1)	2,281,387
	General Motors Financial Co., Inc.
1,000,000	1.08%, 04/09/2021, 3 mo. USD LIBOR + 0.850%(2)	1,000,609
2,000,000	3.45%, 04/10/2022	2,056,653
1,000,000	3.55%, 07/08/2022	1,042,965
1,250,000	Hyundai Capital America 1.17%, 07/08/2021, 3 mo. USD LIBOR + 0.940%(1)(2)	1,251,659
485,000	PACCAR Financial Corp. 0.80%, 06/08/2023	490,195
	Toyota Motor Credit Corp.
2,352,000	0.35%, 08/13/2021, 3 mo. USD LIBOR + 0.125%(2)	2,353,069
1,650,000	0.35%, 10/14/2022	1,654,473
1,525,000	1.15%, 05/26/2022	1,544,999
	Volkswagen Group of America Finance LLC
1,600,000	0.75%, 11/23/2022(1)	1,604,791
750,000	3.13%, 05/12/2023(1)	792,142
2,275,000	4.00%, 11/12/2021(1)	2,344,450

		22,471,332

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.4% - (continued)
	Biotechnology - 0.2%
$1,875,000	Gilead Sciences, Inc. 0.38%, 09/17/2021, 3 mo. USD LIBOR + 0.150%(2)	$1,875,938

	Chemicals - 0.1%
430,000	Nutrition & Biosciences, Inc. 0.70%, 09/15/2022(1)	431,290

	Commercial Banks - 12.6%
	ABN Amro Bank N.V.
2,400,000	0.80%, 08/27/2021, 3 mo. USD LIBOR + 0.570%(1)(2)	2,407,747
2,450,000	3.40%, 08/27/2021(1)	2,498,917
1,250,000	Bank of America Corp. 0.81%, 10/24/2024, (0.81% fixed rate until 10/24/2023; 3 mo. USD SOFR + 0.740% thereafter)(5)	1,261,680
640,000	Bank of New York Mellon Corp. 1.95%, 08/23/2022	658,300
675,000	Barclays Bank plc 1.70%, 05/12/2022	686,937
3,000,000	BNP Paribas S.A. 0.60%, 08/07/2021, 3 mo. USD LIBOR + 0.390%(1)(2)	3,005,792
3,518,000	BPCE S.A. 3.00%, 05/22/2022(1)	3,640,630
	Canadian Imperial Bank of Commerce
1,750,000	0.53%, 02/02/2021, 3 mo. USD LIBOR + 0.315%(2)	1,750,501
900,000	0.89%, 03/17/2023, 3 mo. USD SOFR + 0.800%(2)	908,505
1,500,000	Capital One Financial Corp. 1.18%, 03/09/2022, 3 mo. USD LIBOR + 0.950%(2)	1,511,709
350,000	Capital One NA 2.15%, 09/06/2022	359,714
1,500,000	Citibank NA 2.84%, 05/20/2022, (2.84% fixed rate until 05/20/2021; 3 mo. USD LIBOR + 0.596% thereafter)(5)	1,514,256
2,300,000	Citigroup, Inc. 2.70%, 10/27/2022	2,392,048
	Credit Suisse AG
750,000	0.54%, 02/04/2022, 3 mo. USD SOFR + 0.450%(2)	751,317
1,945,000	2.10%, 11/12/2021	1,975,032
1,550,000	Credit Suisse Group AG 3.57%, 01/09/2023(1)	1,596,977
3,500,000	Credit Suisse Group Funding Guernsey Ltd. 3.45%, 04/16/2021	3,532,076
	Danske Bank A/S
1,142,000	2.00%, 09/08/2021(1)	1,154,827
1,300,000	2.80%, 03/10/2021(1)	1,305,592
1,250,000	3.00%, 09/20/2022, (3.00% fixed rate until 09/20/2021; 3 mo. USD LIBOR + 1.249% thereafter)(1)(5)	1,269,771
1,285,000	5.00%, 01/12/2022(1)	1,341,486
3,000,000	Deutsche Bank AG 4.25%, 02/04/2021	3,008,102
705,000	Fifth Third Bank NA 1.80%, 01/30/2023	725,045
	Goldman Sachs Group, Inc.
1,765,000	0.63%, 11/17/2023, (0.63% fixed rate until 11/17/2022; 3 mo. USD SOFR + 0.538% thereafter)(5)	1,772,142
4,801,000	1.58%, 04/23/2021, 3 mo. USD LIBOR + 1.360%(2)	4,814,670
525,000	Huntington National Bank 1.80%, 02/03/2023	539,417
	KeyBank NA
2,000,000	0.43%, 01/03/2024, 3 mo. USD SOFR + 0.340%(2)	2,000,620
1,350,000	1.25%, 03/10/2023	1,376,444
1,150,000	Macquarie Bank Ltd. 0.44%, 12/16/2022(1)	1,150,494
1,250,000	Manufacturers & Traders Trust Co. 0.49%, 01/25/2021, 3 mo. USD LIBOR + 0.270%(2)	1,250,199
1,724,000	Mitsubishi UFJ Financial Group, Inc. 3.54%, 07/26/2021	1,755,263
	Mizuho Financial Group, Inc.
1,100,000	0.84%, 05/25/2024, 3 mo. USD LIBOR + 0.630%(2)	1,101,912
2,800,000	1.70%, 04/12/2021, 3 mo. USD LIBOR + 1.480%(1)(2)	2,810,626
	Morgan Stanley
1,800,000	0.79%, 01/20/2023, 3 mo. USD SOFR + 0.700%(2)	1,805,778
705,000	1.61%, 04/21/2021, 3 mo. USD LIBOR + 1.400%(2)	707,822
2,300,000	2.63%, 11/17/2021	2,345,398
2,765,000	2.75%, 05/19/2022	2,855,481

The accompanying notes are an integral part of these financial statements.

103

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.4% - (continued)
	Commercial Banks - 12.6% - (continued)
$1,025,000	4.88%, 11/01/2022	$1,104,432
675,000	National Australia Bank Ltd. 1.88%, 12/13/2022	696,469
875,000	National Bank of Canada 0.90%, 08/15/2023, (0.90% fixed rate until 08/15/2022; 12 mo. USD CMT + 0.770% thereafter)(5)	880,257
	Nordea Bank Abp
875,000	1.00%, 06/09/2023(1)	888,792
1,925,000	4.88%, 05/13/2021(1)	1,954,614
875,000	PNC Bank NA 0.53%, 02/24/2023, 3 mo. USD LIBOR + 0.325%(2)	876,585
1,500,000	Regions Bank 0.62%, 04/01/2021, 3 mo. USD LIBOR + 0.380%(2)	1,499,607
1,500,000	Santander UK plc 0.85%, 06/01/2021, 3 mo. USD LIBOR + 0.620%(2)	1,503,432
2,255,000	Societe Generale S.A. 2.50%, 04/08/2021(1)	2,268,081
1,360,000	Standard Chartered plc 2.74%, 09/10/2022, (2.74% fixed rate until 09/10/2021; 3 mo. USD LIBOR + 1.200% thereafter)(1)(5)	1,379,316
1,250,000	Svenska Handelsbanken AB 0.68%, 05/24/2021, 3 mo. USD LIBOR + 0.470%(2)	1,252,224
1,566,000	Synchrony Bank 3.00%, 06/15/2022	1,617,099
	Toronto-Dominion Bank
2,000,000	0.50%, 03/17/2021, 3 mo. USD LIBOR + 0.270%(2)	2,001,120
750,000	0.54%, 09/28/2023, 3 mo. USD SOFR + 0.450%(2)	752,062
675,000	0.57%, 01/27/2023, 3 mo. USD SOFR + 0.480%(2)	677,528
	UBS Group AG
450,000	2.00%, 04/14/2021, 3 mo. USD LIBOR + 1.780%(1)(2)	452,086
3,425,000	2.65%, 02/01/2022(1)	3,512,072
2,175,000	3.00%, 04/15/2021(1)	2,191,794
4,500,000	Wells Fargo & Co. 2.63%, 07/22/2022	4,658,034
1,025,000	Wells Fargo Bank NA 2.60%, 01/15/2021	1,025,665

		96,734,496

	Commercial Services - 0.1%
915,000	Equifax, Inc. 1.09%, 08/15/2021, 3 mo. USD LIBOR + 0.870%(2)	917,813

	Diversified Financial Services - 3.9%
	AIG Global Funding
2,950,000	0.71%, 06/25/2021, 3 mo. USD LIBOR + 0.460%(1)(2)	2,955,775
785,000	0.80%, 07/07/2023(1)	792,737
	American Express Co.
1,000,000	0.75%, 05/17/2021, 3 mo. USD LIBOR + 0.525%(2)	1,001,500
1,700,000	0.83%, 11/05/2021, 3 mo. USD LIBOR + 0.600%(2)	1,706,972
1,511,518	DT Auto Owner Trust 0.54%, 04/15/2024(1)	1,514,255
1,770,000	Exeter Automobile Receivables Trust 0.46%, 10/17/2022	1,770,517
1,455,000	GM Financial Automobile Leasing Trust 0.35%, 11/21/2022	1,456,117
2,159,226	GM Financial Consumer Automobile Receivables Trust 0.35%, 07/17/2023	2,160,477
	Honda Auto Receivables Owner Trust
2,385,000	0.27%, 02/21/2023	2,385,744
1,935,000	1.78%, 08/15/2023	1,966,585
1,610,000	Hyundai Auto Lease Securitization Trust 0.36%, 01/17/2023(1)	1,611,653
1,575,000	Intercontinental Exchange, Inc. 0.87%, 06/15/2023, 3 mo. USD LIBOR + 0.650%(2)	1,579,116
654,950	Marlette Funding Trust 1.02%, 09/16/2030(1)	656,052
985,000	Mercedes-Benz Auto Lease Trust 0.31%, 02/15/2023	985,624
585,000	MMAF Equipment Finance LLC 0.38%, 08/14/2023(1)	585,358
805,000	Nasdaq, Inc. 0.45%, 12/21/2022	805,942
945,000	USAA Capital Corp. 2.63%, 06/01/2021(1)	953,908
655,000	Volvo Financial Equipment LLC 0.37%, 04/17/2023(1)	655,439

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.4% - (continued)
	Diversified Financial Services - 3.9% - (continued)
$2,595,000	World Omni Auto Receivables Trust 0.35%, 12/15/2023	$2,597,435
1,640,000	World Omni Select Auto Trust 0.47%, 06/17/2024	1,642,581

		29,783,787

	Electric - 0.9%
445,000	Consumers Energy Co. 0.35%, 06/01/2023	445,598
2,400,000	DTE Energy Co. 0.55%, 11/01/2022	2,408,123
1,070,000	National Rural Utilities Cooperative Finance Corp. 1.75%, 01/21/2022	1,087,440
990,000	NextEra Energy Capital Holdings, Inc. 2.40%, 09/01/2021	1,003,612
2,070,000	Southern California Edison Co. 0.50%, 12/03/2021, 3 mo. USD LIBOR + 0.270%(2)	2,070,877

		7,015,650

	Electronics - 0.3%
	Honeywell International, Inc.
1,000,000	0.48%, 08/19/2022	1,001,600
1,000,000	2.15%, 08/08/2022	1,026,547
295,000	Roper Technologies, Inc. 0.45%, 08/15/2022	295,478

		2,323,625

	Food - 0.3%
1,750,000	Mondelez International Holdings Netherlands B.V. 2.13%, 09/19/2022(1)	1,800,133
750,000	Mondelez International, Inc. 0.63%, 07/01/2022	753,257

		2,553,390

	Healthcare - Products - 0.2%
1,215,000	Stryker Corp. 0.60%, 12/01/2023	1,216,920

	Insurance - 1.3%
440,000	Allstate Corp. 0.68%, 03/29/2021, 3 mo. USD LIBOR + 0.430%(2)	440,385
750,000	Fifth Third Bancorp 1.63%, 05/05/2023	773,566
	MassMutual Global Funding II
848,000	0.85%, 06/09/2023(1)	858,363
950,000	2.25%, 07/01/2022(1)	976,837
	Metropolitan Life Global Funding I
795,000	2.40%, 01/08/2021(1)	795,162
2,500,000	3.00%, 01/10/2023(1)	2,635,578
	New York Life Global Funding
875,000	1.10%, 05/05/2023(1)	890,256
325,000	2.95%, 01/28/2021(1)	325,564
650,000	Pacific Life Global Funding II 0.50%, 09/23/2023(1)	651,727
	Protective Life Global Funding
1,000,000	0.77%, 06/28/2021, 3 mo. USD LIBOR + 0.520%(1)(2)	1,002,395
420,000	1.08%, 06/09/2023(1)	427,272

		9,777,105

	IT Services - 0.4%
875,000	Apple, Inc. 0.75%, 05/11/2023	885,438
	Hewlett Packard Enterprise Co.
1,250,000	0.90%, 03/12/2021, 3 mo. USD LIBOR + 0.680%(2)	1,251,108
1,000,000	0.96%, 10/05/2021, 3 mo. USD LIBOR + 0.720%(2)	1,000,144

		3,136,690

	Machinery - Construction & Mining - 0.5%
4,173,000	Caterpillar Financial Services Corp. 0.41%, 11/12/2021, 3 mo. USD LIBOR + 0.200%(2)	4,178,773

	Machinery - Diversified - 0.1%
1,060,000	Otis Worldwide Corp. 0.69%, 04/05/2023, 3 mo. USD LIBOR + 0.450%(2)	1,060,251

	Media - 0.5%
3,850,000	NBCUniversal Enterprise, Inc. 0.64%, 04/01/2021, 3 mo. USD LIBOR + 0.400%(1)(2)	3,853,311

The accompanying notes are an integral part of these financial statements.

104

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.4% - (continued)
	Oil & Gas - 0.4%
$1,125,000	Chevron USA, Inc. 0.33%, 08/12/2022	$1,127,078
1,675,000	Shell International Finance B.V. 2.25%, 01/06/2023	1,739,695

		2,866,773

	Pharmaceuticals - 1.0%
2,200,000	AbbVie, Inc. 3.45%, 03/15/2022	2,268,866
1,500,000	Bayer U.S. Finance LLC 0.88%, 06/25/2021, 3 mo. USD LIBOR + 0.630%(1)(2)	1,503,046
	Bristol-Myers Squibb Co.
1,700,000	2.55%, 05/14/2021	1,714,230
1,375,000	3.25%, 02/20/2023	1,446,487
700,000	CVS Health Corp. 0.95%, 03/09/2021, 3 mo. USD LIBOR + 0.720%(2)	700,811

		7,633,440

	Pipelines - 0.4%
	Kinder Morgan Energy Partners L.P.
2,700,000	3.50%, 03/01/2021	2,700,000
390,000	5.00%, 10/01/2021	398,427

		3,098,427

	REITS - 0.1%
590,000	American Tower Corp. 2.25%, 01/15/2022	601,328

	Retail - 0.7%
4,980,000	Alimentation Couche-Tard, Inc. 2.70%, 07/26/2022(1)	5,147,249

	Semiconductors - 1.0%
	Broadcom, Inc.
1,750,000	3.13%, 04/15/2021	1,760,021
2,000,000	3.13%, 10/15/2022	2,093,148
2,336,000	Microchip Technology, Inc. 3.92%, 06/01/2021	2,369,169
1,138,000	NXP B.V. / NXP Funding LLC 3.88%, 09/01/2022(1)	1,199,391

		7,421,729

	Trucking & Leasing - 0.2%
1,375,000	Aviation Capital Group LLC 0.88%, 07/30/2021, 3 mo. USD LIBOR + 0.670%(1)(2)	1,362,126

	Total Corporate Bonds (cost $217,007,551)	$217,736,589

MUNICIPAL BONDS - 0.4%
	School District - 0.1%
990,000	Los Angeles, CA, Unified School Dist, GO 1.35%, 01/01/2021	$990,000

	Tobacco - 0.3%
2,035,000	Buckeye, OH, Tobacco Settlement Finance Auth 1.58%, 06/01/2021	2,043,262

	Total Municipal Bonds (cost $3,025,000)	$3,033,262

U.S. GOVERNMENT AGENCIES - 2.5%
	Mortgage-Backed Agencies - 2.1%
	FHLMC - 0.9%
$1,875,192	1.00%, 05/15/2041	$1,900,050
1,438,120	1.75%, 04/15/2027	1,463,734
593,637	3.00%, 05/15/2037	596,165
489,477	3.00%, 05/15/2043	503,225
484,117	3.50%, 05/15/2042	496,132
646,502	3.50%, 11/15/2042	659,876
1,511,386	3.50%, 05/15/2044	1,539,102

		7,158,284

	FNMA - 0.6%
$2,721,271	1.75%, 09/25/2041	$2,750,419
858,655	3.00%, 07/25/2041	872,205

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 2.5% - (continued)
	FNMA - 0.6% - (continued)
$1,027,787	3.00%, 08/25/2041	$1,044,599

		4,667,223

	GNMA - 0.6%
$1,504,003	1.70%, 10/20/2045	$1,521,895
1,742,952	1.80%, 05/20/2041	1,760,995
1,212,380	2.50%, 09/20/2046	1,243,573

		4,526,463

	Other Direct Federal Obligations - 0.4%
3,000,000	FHLMC 1.85%, 04/16/2021	3,015,199

	Total U.S. Government Agencies (cost $19,291,355)	$19,367,169

U.S. GOVERNMENT SECURITIES - 11.0%
	Other Direct Federal Obligations - 5.2%
	FFCB - 1.2%
4,500,000	0.53%, 01/18/2022	$4,519,714
4,355,000	1.90%, 06/24/2021	4,392,628

		8,912,342

	FHLB - 4.0%
25,000,000	0.13%, 09/30/2021	25,007,451
6,000,000	0.25%, 06/03/2022	6,013,230

		31,020,681

	U.S. Treasury Securities - 5.8%
	U.S. Treasury Notes - 5.8%
1,350,000	0.23%, 04/30/2021, 3 mo. USTMMR + 0.139%(2)	1,350,556
5,000,000	1.13%, 02/28/2022	5,058,985
10,000,000	1.38%, 04/30/2021	10,040,625
22,625,000	1.75%, 11/30/2021	22,959,072
4,425,000	2.88%, 10/15/2021	4,520,241

		43,929,479

	Total U.S. Government Securities (cost $83,385,173)	$83,862,502

	Total Long-Term Investments (cost $556,864,541)	$559,073,630

SHORT-TERM INVESTMENTS - 26.9%
	Certificates of Deposit - 0.4%
3,150,000	Natixis S.A. 0.85%, 03/09/2021(6)	3,150,000

	Commercial Paper - 6.4%
1,000,000	ABN AMRO Funding USA LC 0.24%, 05/04/2021(6)	998,891
3,600,000	Banco Santander S.A. 0.38%, 10/28/2021(6)	3,591,391
1,750,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 0.25%, 04/28/2021(6)	1,748,577
	BPCE S.A.
1,500,000	0.24%, 07/01/2021(6)	1,498,021
1,000,000	0.25%, 07/01/2021(6)	998,680
4,000,000	Canadian Imperial Bank of Commerce 0.32%, 12/03/2021, 3 mo. USD LIBOR + 0.090%(2)(6)	4,000,000
1,975,000	Dexia Credit Local S.A. 0.24%, 05/10/2021(6)	1,973,410
	National Bank of Canada
5,492,000	0.21%, 03/02/2021(6)	5,490,502
5,500,000	0.22%, 05/13/2021(6)	5,496,058
4,000,000	NRW Bank 0.21%, 03/15/2021(6)	3,998,405
3,000,000	Oglethorpe Power Corp. 0.24%, 01/15/2021(6)	2,999,708
3,000,000	Societe Generale S.A. 0.44%, 02/02/2021, 3 mo. USD LIBOR + 0.230%(1)(2)(6)	3,000,518

The accompanying notes are an integral part of these financial statements.

105

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2020

Shares or Principal Amount		Market Value†

SHORT-TERM INVESTMENTS - 26.9% - (continued)
	Commercial Paper - 6.4% - (continued)
7,100,000	Svenska Handelsbanken AB 0.25%, 08/12/2021(6)	$7,088,558
5,000,000	Toronto-Dominion Bank 0.21%, 03/17/2021(6)	4,997,730
1,300,000	TransCanada PipeLines Ltd. 0.23%, 01/05/2021(6)	1,299,960

		49,180,409

	Foreign Government Obligations - 4.4%
7,250,000	Bank of Montreal 0.28%, 11/12/2021, 3 mo. USD SOFR + 0.190%(2)	7,247,140
1,900,000	Cooperatieve Centrale 0.25%, 08/09/2021	1,900,000
8,825,000	Credit Agricole Corporate & Investment Bank S.A. 0.22%, 05/19/2021, 3 mo. USD SOFR + 0.130%(2)	8,825,715
5,500,000	National Australia Bank Ltd. 0.27%, 11/10/2021, 3 mo. USD LIBOR + 0.060%(1)(2)	5,500,000
6,000,000	Skandinaviska Enskilda Banken AB 0.25%, 05/13/2021	6,000,796
4,000,000	Sumitomo Mitsui Trust 0.27%, 05/17/2021	4,000,151

		33,473,802

	Repurchase Agreements - 0.2%
1,844,018	Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/2020 at 0.05%, due on 01/04/2021 with a maturity value of $1,844,028; collateralized by U.S. Treasury Bond at 2.750%, maturing 11/15/2023, with a market value of $1,880,990	1,844,018

	U.S. Treasury Securities - 15.5%
	U.S. Treasury Bills - 15.5%
2,500,000	0.11%, 12/30/2021(6)	2,497,500
7,775,000	0.12%, 03/30/2021(6)	7,773,660
25,000,000	0.12%, 04/22/2021(6)	24,994,128
54,925,000	0.14%, 10/07/2021(6)	54,890,436
17,500,000	0.16%, 04/22/2021(6)	17,495,131
11,425,000	0.17%, 05/20/2021(6)	11,421,761

		119,072,616

	Total Short-Term Investments (cost $206,687,160)	$206,720,845

Total Investments (cost $763,551,701)	99.8%	$765,794,475
Other Assets and Liabilities	0.2%	1,830,597

Total Net Assets	100.0%	$767,625,072

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At December 31, 2020, the aggregate value of these securities was $208,017,621, representing 27.1% of net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2020. Base lending rates may be subject to a floor or cap.

(3)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(5)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2020. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.

(6)	The rate shown represents current yield to maturity.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$235,074,108	$—	$235,074,108	$—
Corporate Bonds	217,736,589	—	217,736,589	—
Municipal Bonds	3,033,262	—	3,033,262	—
U.S. Government Agencies	19,367,169	—	19,367,169	—
U.S. Government Securities	83,862,502	—	83,862,502	—
Short-Term Investments	206,720,845	—	206,720,845	—

Total	$765,794,475	$—	$765,794,475	$—

(1)	For the year ended December 31, 2020, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

106

Hartford HLS Funds

Glossary (abbreviations used in the preceding Schedules of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Bank of America Securities LLC
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
TDB	Toronto-Dominion Bank
UBS	UBS AG

Currency Abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
CNY	Chinese Yuan
EUR	Euro
GBP	British Pound
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
USD	United States Dollar

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage-Backed North American
CMT	Constant Maturity Treasury Index
CPI	Consumer Price Index
ICE	Intercontinental Exchange, Inc.
MTA	Monthly Treasury Average Index

Other Abbreviations:
ACWI	All Country World Index
ADR	American Depositary Receipt
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
CD	Certificate of Deposit
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CR	Custody Receipts
EM	Emerging Markets
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
NATL	National Public Finance Guarantee Corp.
OTC	Over-the-Counter
PJSC	Private Joint Stock Company
PT	Perseroan Terbatas
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
UMBS	Uniform Mortgage-Backed Securities
USTMMR	U.S. Treasury Money Market Rate

Municipal Abbreviations:
Auth	Authority
Dev	Development
Dist	District
GO	General Obligation
Rev	Revenue

107

Hartford HLS Funds

Statements of Assets and Liabilities

December 31, 2020

	Hartford Balanced HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford International Opportunities HLS Fund
Assets:
Investments in securities, at market value(1)	$2,010,507,122	$4,457,359,824	$3,130,597,154	$3,460,867,494	$229,280,873	$1,220,251,481
Repurchase agreements	32,815,744	74,494,433	15,875,965	42,837,301	4,263,653	11,860,183
Investments in affiliated investments, at market value	13,925,618	10,057,523	—	—	—	—
Cash	14,101,681	31,764,075	6,878,826	18,237,785	1,814,055	5,043,280
Cash collateral held for securities on loan	756,699	1,461,064	—	—	88,203	—
Cash collateral due from broker on swap contracts	614	—	—	—	—	—
Foreign currency	—	10,531	—	—	186	49,649
Receivables:
Investment securities sold	—	2,230,441	97,637	—	812,005	—
Fund shares sold	71,409	26,844	17,833	111,293	185,322	687,698
Dividends and interest	4,769,480	4,157,571	1,568,215	3,612,641	104,980	367,730
Securities lending income	4,585	13,064	207	—	1,360	337
Variation margin on futures contracts	—	4,709,520	—	—	—	—
Tax reclaims	759,477	271,349	515,760	684,356	32,961	1,541,095
Other assets	12,877	24,120	29,654	21,132	4,847	10,046

Total assets	2,077,725,306	4,586,580,359	3,155,581,251	3,526,372,002	236,588,445	1,239,811,499

Liabilities:
Obligation to return securities lending collateral	15,133,986	29,221,273	—	—	1,764,059	—
Payables:
Investment securities purchased	8,356,397	479,090	—	—	34,973	194
Fund shares redeemed	844,530	2,893,455	8,425,390	1,960,411	556,110	271,751
Investment management fees	1,028,130	2,453,040	1,496,558	1,871,031	166,961	719,270
Transfer agent fees	881	1,324	3,805	2,331	877	1,107
Accounting services fees	25,089	55,465	38,391	43,087	2,852	14,988
Board of Directors’ fees	12,260	25,946	15,139	19,774	1,390	6,975
Variation margin on futures contracts	6,432	—	—	—	—	—
Distribution fees	6,582	14,388	12,075	11,189	1,205	3,888
Accrued expenses	89,729	160,543	238,554	163,471	26,824	130,816

Total liabilities	25,504,016	35,304,524	10,229,912	4,071,294	2,555,251	1,148,989

Net assets	$2,052,221,290	$4,551,275,835	$3,145,351,339	$3,522,300,708	$234,033,194	$1,238,662,510

Summary of Net Assets:
Capital stock and paid-in-capital	$1,412,286,367	$3,178,132,277	$2,283,798,880	$2,141,598,049	$138,062,094	$911,755,807
Distributable earnings	639,934,923	1,373,143,558	861,552,459	1,380,702,659	95,971,100	326,906,703

Net assets	$2,052,221,290	$4,551,275,835	$3,145,351,339	$3,522,300,708	$234,033,194	$1,238,662,510

Shares authorized	9,700,000,000	5,450,000,000	3,610,000,000	4,200,000,000	800,000,000	2,825,000,000

Par value	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010

Class IA: Net asset value per share	$31.56	$51.85	$17.40	$22.19	$23.88	$19.58

Shares outstanding	57,344,674	77,607,691	155,275,316	140,163,950	7,973,146	55,938,390

Net Assets	$1,809,744,916	$4,024,339,508	$2,701,619,121	$3,109,772,373	$190,370,955	$1,095,213,417

Class IB: Net asset value per share	$32.15	$50.85	$17.13	$22.04	$21.97	$19.86

Shares outstanding	7,541,467	9,588,836	21,327,155	18,716,316	1,987,534	7,221,667

Net Assets	$242,476,374	$487,575,775	$365,245,592	$412,528,335	$43,662,239	$143,449,093

Class IC: Net asset value per share	$—	$51.08	$17.40	$—	$—	$—

Shares outstanding	—	770,527	4,511,136	—	—	—

Net Assets	$—	$39,360,552	$78,486,626	$—	$—	$—

Cost of investments	$1,500,311,821	$3,378,478,510	$2,326,610,509	$2,270,992,069	$159,236,262	$875,978,113
Cost of affiliated investments	$2,510,647	$1,813,267	$—	$—	$—	$—
Cost of foreign currency	$—	$10,502	$—	$—	$186	$49,513

(1) Includes Investment in securities on loan, at market value	$15,053,195	$28,051,833	$—	$—	$1,700,789	$—

The accompanying notes are an integral part of these financial statements.

108

Hartford HLS Funds

Statements of Assets and Liabilities – (continued)

December 31, 2020

	Hartford MidCap HLS Fund	Hartford Small Cap Growth HLS Fund	Hartford Small Company HLS Fund	Hartford Stock HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Ultrashort Bond HLS Fund
Assets:
Investments in securities, at market value(1)	$2,518,252,579	$1,429,854,942	$600,232,899	$1,454,842,723	$2,913,947,934	$763,950,457
Repurchase agreements	10,234,572	—	7,590,202	21,311,095	18,056,751	1,844,018
Investments in affiliated investments, at market value	—	—	5,969,516	11,233,719	—	—
Cash	4,352,223	—	1,832,122	9,057,761	37,762,470	842,294
Cash collateral held for securities on loan	843,583	590,001	425,140	—	387,652	—
Cash collateral due from broker on swap contracts	—	—	—	—	640,000	—
Foreign currency	—	—	—	—	1,303,055	—
Unrealized appreciation on OTC swap contracts	—	—	—	—	67,869	—
Unrealized appreciation on foreign currency contracts	—	—	—	—	8,056	—
Receivables:
Investment securities sold	13,117,225	17,483,074	1,756,063	—	245,367,718	—
Fund shares sold	612,222	201,818	62,958	19,803	313,655	213,027
Dividends and interest	1,580,918	643,809	136,778	1,506,538	14,010,528	1,305,137
Securities lending income	4,653	2,812	3,960	—	5,120	875
Variation margin on centrally cleared swap contracts	—	—	—	—	16,837	—
Tax reclaims	—	—	—	377,914	—	—
OTC swap contracts premiums paid	—	—	—	—	1,451,298	—
Other assets	19,695	12,040	7,468	10,491	16,894	9,141

Total assets	2,549,017,670	1,448,788,496	618,017,106	1,498,360,044	3,233,355,837	768,164,949

Liabilities:
Due to custodian	—	957,954	—	—	—	—
Unrealized depreciation on foreign currency contracts	—	—	—	—	449,481	—
Obligation to return securities lending collateral	16,871,653	11,800,029	8,502,795	—	7,753,033	—
Unrealized depreciation on OTC swap contracts	—	—	—	—	4,890,773	—
Cash collateral due to broker on swap contracts	—	—	—	—	151,000	—
TBA sale commitments, at market value	—	—	—	—	59,682,125	—
Unfunded loan commitments	—	—	—	—	16,203	—
Payables:
Investment securities purchased	—	1,164,529	107,604	—	777,121,817	—
Fund shares redeemed	12,629,094	9,002,716	296,364	7,889,292	415,334	146,865
Investment management fees	1,395,657	725,091	370,084	601,959	930,516	260,558
Transfer agent fees	3,749	1,116	869	859	2,232	2,191
Accounting services fees	30,702	17,342	7,278	18,228	28,829	9,458
Board of Directors’ fees	12,904	7,398	3,031	8,915	13,806	3,528
Variation margin on futures contracts	—	—	—	—	140,400	—
Distribution fees	3,859	5,747	1,863	3,513	7,257	3,004
Written options	—	—	—	—	423,464	—
Accrued expenses	118,773	61,592	65,304	68,752	198,405	114,273
OTC swap contracts premiums received	—	—	—	—	4,245,185	—

Total liabilities	31,066,391	23,743,514	9,355,192	8,591,518	856,469,860	539,877

Net assets	$2,517,951,279	$1,425,044,982	$608,661,914	$1,489,768,526	$2,376,885,977	$767,625,072

Summary of Net Assets:
Capital stock and paid-in-capital	$1,496,023,518	$804,575,457	$333,406,565	$860,262,202	$2,175,282,894	$771,548,315
Distributable earnings (loss)	1,021,927,761	620,469,525	275,255,349	629,506,324	201,603,083	(3,923,243)

Net assets	$2,517,951,279	$1,425,044,982	$608,661,914	$1,489,768,526	$2,376,885,977	$767,625,072

Shares authorized	2,600,000,000	700,000,000	1,500,000,000	4,200,000,000	5,000,000,000	14,000,000,000

Par value	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010

Class IA: Net asset value per share	$43.44	$38.15	$27.44	$95.52	$11.98	$10.09

Shares outstanding	54,726,466	32,081,308	19,706,011	14,238,542	176,264,933	65,119,678

Net Assets	$2,377,319,702	$1,224,012,260	$540,763,591	$1,360,098,948	$2,110,986,459	$657,374,808

Class IB: Net asset value per share	$41.76	$36.48	$24.23	$95.48	$11.91	$10.09

Shares outstanding	3,367,587	5,510,342	2,801,910	1,358,022	22,325,657	10,925,857

Net Assets	$140,631,577	$201,032,722	$67,898,323	$129,669,578	$265,899,518	$110,250,264

Cost of investments	$1,772,072,976	$920,035,140	$417,154,478	$902,589,580	$2,842,134,426	$763,551,701
Cost of affiliated investments	$—	$—	$1,076,242	$2,025,320	$—	$—
Cost of foreign currency	$—	$—	$—	$—	$1,306,186	$—
Proceeds of TBA sale commitments	$—	$—	$—	$—	$59,629,160	$—
Proceeds of written option contracts	$—	$—	$—	$—	$534,924	$—

(1) Includes Investment in securities on loan, at market value	$16,771,175	$10,859,571	$10,891,496	$—	$7,552,753	$—

The accompanying notes are an integral part of these financial statements.

109

Hartford HLS Funds

Statements of Operations

For the Year Ended December 31, 2020

	Hartford Balanced HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford International Opportunities HLS Fund
Investment Income:
Dividends	$26,739,227	$63,335,436	$17,890,607	$79,945,949	$2,131,110	$15,372,922
Non-cash dividends	—	655,353	—	—	16,918	915,203
Interest	17,330,170	273,108	21,549	206,545	12,802	58,297
Securities lending	36,202	901,862	6,971	1,372	22,046	82,751
Less: Foreign tax withheld	(220,333)	(393,420)	—	(721,751)	(26,583)	(1,523,649)

Total investment income, net	43,885,266	64,772,339	17,919,127	79,432,115	2,156,293	14,905,524

Expenses:
Investment management fees	12,174,016	26,236,540	7,711,571	19,524,803	1,859,988	7,658,200
Administrative services fees
Class IC	—	84,877	52,813	—	—	—
Transfer agent fees
Class IA	4,784	7,183	7,921	6,582	4,454	5,978
Class IB	647	883	1,083	870	1,012	770
Class IC	—	68	132	—	—	—
Distribution fees
Class IB	578,596	1,104,678	376,812	879,969	101,220	310,009
Class IC	—	84,877	52,813	—	—	—
Custodian fees	9,784	23,320	6,450	9,107	11,664	61,327
Registration and filing fees	27,427	37,622	29,437	30,253	25,625	30,056
Accounting services fees	289,380	605,821	185,212	448,588	32,599	161,615
Board of Directors’ fees	59,658	123,521	38,575	90,900	6,655	32,870
Audit fees	30,929	49,179	42,597	23,625	18,795	42,748
Other expenses	295,910	505,509	329,224	415,819	35,447	260,649

Total expenses (before waivers, reimbursements and fees paid indirectly)	13,471,131	28,864,078	8,834,640	21,430,516	2,097,459	8,564,222

Management fee waivers	(582,934)	—	—	—	—	—
Commission recapture	(2,698)	(46,130)	(3,816)	(6,216)	(758)	(3,538)

Total waivers, reimbursements and fees paid indirectly	(585,632)	(46,130)	(3,816)	(6,216)	(758)	(3,538)

Total expenses, net	12,885,499	28,817,948	8,830,824	21,424,300	2,096,701	8,560,684

Net Investment Income (Loss)	30,999,767	35,954,391	9,088,303	58,007,815	59,592	6,344,840

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	105,600,493	364,437,425	51,369,742	149,586,506	24,190,007	(5,373,878)
Less: Foreign taxes paid on realized capital gains	—	(48,689)	—	—	—	—
Futures contracts	499,144	(2,672,692)	—	—	—	—
Swap contracts	(371,871)	—	—	—	—	—
Foreign currency contracts	—	92,912	—	—	—	—
Other foreign currency transactions	11,819	63,997	263	(21,034)	12,859	(322,579)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	105,739,585	361,872,953	51,370,005	149,565,472	24,202,866	(5,696,457)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments*	59,136,476	422,058,264	349,863,191	43,565,955	18,489,814	191,225,591
Investments in affiliated investments	11,824,772	8,540,225	—	—	—	—
Futures contracts	139,161	2,088,298	—	—	—	—
Foreign currency contracts	—	(92,912)	—	—	—	—
Translation of other assets and liabilities in foreign currencies	67,494	14,025	35,783	14,505	2,359	104,392

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	71,167,903	432,607,900	349,898,974	43,580,460	18,492,173	191,329,983

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	176,907,488	794,480,853	401,268,979	193,145,932	42,695,039	185,633,526

Net Increase (Decrease) in Net Assets Resulting from Operations	$207,907,255	$830,435,244	$410,357,282	$251,153,747	$42,754,631	$191,978,366

* Includes change in unrealized appreciation (depreciation) on deferred capital gains tax	$—	$58,435	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

110

Hartford HLS Funds

Statements of Operations – (continued)

For the Year Ended December 31, 2020

	Hartford MidCap HLS Fund	Hartford Small Cap Growth HLS Fund	Hartford Small Company HLS Fund	Hartford Stock HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Ultrashort Bond HLS Fund
Investment Income:
Dividends	$15,131,417	$7,035,893	$2,155,205	$29,040,759	$79,778	$—
Interest	20,072	55,169	33,533	93,096	62,855,508	7,451,596
Securities lending	94,589	96,814	203,952	58,652	71,504	8,941
Less: Foreign tax withheld	(2,487)	—	—	(94,724)	—	—

Total investment income, net	15,243,591	7,187,876	2,392,690	29,097,783	63,006,790	7,460,537

Expenses:
Investment management fees	13,163,739	7,386,706	3,671,830	6,691,321	10,023,421	2,126,488
Transfer agent fees
Class IA	10,170	5,008	4,800	4,824	6,314	5,901
Class IB	416	1,896	560	467	762	918
Distribution fees
Class IB	175,078	826,562	126,837	306,829	567,354	178,189
Custodian fees	14,333	6,667	16,631	4,525	26,261	2,357
Registration and filing fees	26,113	36,962	32,577	26,846	27,641	26,495
Accounting services fees	292,219	180,936	72,930	206,817	316,858	78,650
Board of Directors’ fees	58,617	36,465	14,313	42,506	65,846	15,159
Audit fees	25,138	21,681	33,157	30,523	46,190	35,696
Other expenses	212,188	469,411	115,132	236,392	378,694	128,660

Total expenses (before waivers, reimbursements and fees paid indirectly)	13,978,011	8,972,294	4,088,767	7,551,050	11,459,341	2,598,513

Commission recapture	(19,022)	(10,028)	(8,790)	(1,474)	—	—

Total waivers, reimbursements and fees paid indirectly	(19,022)	(10,028)	(8,790)	(1,474)	—	—

Total expenses, net	13,958,989	8,962,266	4,079,977	7,549,576	11,459,341	2,598,513

Net Investment Income (Loss)	1,284,602	(1,774,390)	(1,687,287)	21,548,207	51,547,449	4,862,024

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	311,611,737	113,430,677	84,980,452	48,846,337	93,475,732	367,845
Redemptions-in-kind	—	—	(2,469,075)	—	—	—
Purchased options contracts	—	—	—	—	1,719,709	—
Futures contracts	—	—	—	—	11,244,850	—
Written options contracts	—	—	—	—	14,278,353	—
Swap contracts	—	—	—	—	(45,189,566)	—
Foreign currency contracts	—	—	—	—	2,250,235	—
Other foreign currency transactions	—	—	(7)	(22,468)	345,434	—

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	311,611,737	113,430,677	82,511,370	48,823,869	78,124,747	367,845

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments	190,989,463	249,828,980	82,842,591	77,818,358	41,230,615	1,107,664
Investments in affiliated investments	—	—	5,068,943	9,538,978	—	—
Purchased options contracts	—	—	—	—	202,141	—
Futures contracts	—	—	—	—	2,192,242	—
Written options contracts	—	—	—	—	111,460	—
Swap contracts	—	—	—	—	3,018,602	—
Foreign currency contracts	—	—	—	—	446,872	—
Translation of other assets and liabilities in foreign currencies	—	—	(163)	24,350	(38,899)	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	190,989,463	249,828,980	87,911,371	87,381,686	47,163,033	1,107,664

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	502,601,200	363,259,657	170,422,741	136,205,555	125,287,780	1,475,509

Net Increase (Decrease) in Net Assets Resulting from Operations	$503,885,802	$361,485,267	$168,735,454	$157,753,762	$176,835,229	$6,337,533

The accompanying notes are an integral part of these financial statements.

111

Hartford HLS Funds

Statements of Changes in Net Assets

	Hartford Balanced HLS Fund		Hartford Capital Appreciation HLS Fund
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Operations:
Net investment income (loss)	$30,999,767	$36,362,142	$35,954,391	$44,497,466
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	105,739,585	88,890,297	361,872,953	213,743,988
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	71,167,903	292,318,364	432,607,900	910,077,575

Net Increase (Decrease) in Net Assets Resulting from Operations	207,907,255	417,570,803	830,435,244	1,168,319,029

Distributions to Shareholders:
Class IA	(117,833,855)	(185,511,739)	(302,064,553)	(453,254,297)
Class IB	(15,165,622)	(23,789,456)	(36,702,247)	(55,760,662)
Class IC	—	—	(2,791,605)	(3,992,375)

Total distributions	(132,999,477)	(209,301,195)	(341,558,405)	(513,007,334)

Capital Share Transactions:
Sold	19,191,198	13,809,419	38,136,392	27,135,599
Issued on reinvestment of distributions	132,999,477	209,301,195	341,558,405	513,007,334
Redeemed	(271,723,464)	(282,083,299)	(675,171,430)	(840,778,982)

Net increase (decrease) from capital share transactions	(119,532,789)	(58,972,685)	(295,476,633)	(300,636,049)

Net Increase (Decrease) in Net Assets	(44,625,011)	149,296,923	193,400,206	354,675,646

Net Assets:
Beginning of period	2,096,846,301	1,947,549,378	4,357,875,629	4,003,199,983

End of period	$2,052,221,290	$2,096,846,301	$4,551,275,835	$4,357,875,629

The accompanying notes are an integral part of these financial statements.

112

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

	Hartford Disciplined Equity HLS Fund		Hartford Dividend and Growth HLS Fund
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Operations:
Net investment income (loss)	$9,088,303	$4,927,010	$58,007,815	$58,130,045
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	51,370,005	49,562,302	149,565,472	152,245,468
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	349,898,974	127,301,596	43,580,460	585,892,259

Net Increase (Decrease) in Net Assets Resulting from Operations	410,357,282	181,790,908	251,153,747	796,267,772

Distributions to Shareholders:
Class IA	(49,655,221)	(66,982,886)	(188,906,611)	(380,717,264)
Class IB	(6,547,645)	(9,168,659)	(23,940,435)	(51,049,426)
Class IC(1)	(117,970)	—	—	—

Total distributions	(56,320,836)	(76,151,545)	(212,847,046)	(431,766,690)

Capital Share Transactions:
Sold	20,261,442	11,880,527	101,254,488	52,980,701
Issued in merger	2,330,083,048	—	318,148,909	—
Issued on reinvestment of distributions	56,320,836	76,151,545	212,846,267	431,766,690
Redeemed	(269,263,242)	(109,938,872)	(457,811,881)	(500,718,066)

Net increase (decrease) from capital share transactions	2,137,402,084	(21,906,800)	174,437,783	(15,970,675)

Net Increase (Decrease) in Net Assets	2,491,438,530	83,732,563	212,744,484	348,530,407

Net Assets:
Beginning of period	653,912,809	570,180,246	3,309,556,224	2,961,025,817

End of period	$3,145,351,339	$653,912,809	$3,522,300,708	$3,309,556,224

(1)	Commenced operations on September 18, 2020.

The accompanying notes are an integral part of these financial statements.

113

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

	Hartford Healthcare HLS Fund		Hartford International Opportunities HLS Fund
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Operations:
Net investment income (loss)	$59,592	$166,281	$6,344,840	$20,489,246
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	24,202,866	41,441,957	(5,696,457)	(25,886,084)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	18,492,173	33,386,835	191,329,983	285,034,848

Net Increase (Decrease) in Net Assets Resulting from Operations	42,754,631	74,995,073	191,978,366	279,638,010

Distributions to Shareholders:
Class IA	(32,813,968)	(23,301,756)	(18,153,869)	(59,417,697)
Class IB	(7,990,682)	(5,559,926)	(2,009,265)	(6,983,056)

Total distributions	(40,804,650)	(28,861,682)	(20,163,134)	(66,400,753)

Capital Share Transactions:
Sold	24,636,180	18,614,353	67,889,363	64,607,494
Issued on reinvestment of distributions	40,804,650	28,861,682	20,163,134	66,400,753
Redeemed	(66,609,342)	(146,077,753)	(249,890,183)	(236,490,704)

Net increase (decrease) from capital share transactions	(1,168,512)	(98,601,718)	(161,837,686)	(105,482,457)

Net Increase (Decrease) in Net Assets	781,469	(52,468,327)	9,977,546	107,754,800

Net Assets:
Beginning of period	233,251,725	285,720,052	1,228,684,964	1,120,930,164

End of period	$234,033,194	$233,251,725	$1,238,662,510	$1,228,684,964

The accompanying notes are an integral part of these financial statements.

114

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

	Hartford MidCap HLS Fund		Hartford Small Cap Growth HLS Fund
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Operations:
Net investment income (loss)	$1,284,602	$2,453,437	$(1,774,390)	$502,863
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	311,611,737	144,622,584	113,430,677	44,683,578
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	190,989,463	428,817,893	249,828,980	335,112,204

Net Increase (Decrease) in Net Assets Resulting from Operations	503,885,802	575,893,914	361,485,267	380,298,645

Distributions to Shareholders:
Class IA	(177,950,463)	(301,703,983)	(32,246,764)	(154,314,731)
Class IB	(5,921,123)	(8,149,131)	(13,179,751)	(63,116,174)

Total distributions	(183,871,586)	(309,853,114)	(45,426,515)	(217,430,905)

Capital Share Transactions:
Sold	284,296,985	136,707,597	444,343,670	178,522,218
Issued in merger	337,780,470	—	—	—
Issued on reinvestment of distributions	183,871,586	309,853,114	40,017,923	193,713,157
Redeemed	(708,217,628)	(427,293,869)	(710,495,275)	(316,364,571)

Net increase (decrease) from capital share transactions	97,731,413	19,266,842	(226,133,682)	55,870,804

Net Increase (Decrease) in Net Assets	417,745,629	285,307,642	89,925,070	218,738,544

Net Assets:
Beginning of period	2,100,205,650	1,814,898,008	1,335,119,912	1,116,381,368

End of period	$2,517,951,279	$2,100,205,650	$1,425,044,982	$1,335,119,912

The accompanying notes are an integral part of these financial statements.

115

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

	Hartford Small Company HLS Fund		Hartford Stock HLS Fund
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Operations:
Net investment income (loss)	$(1,687,287)	$(1,528,835)	$21,548,207	$22,931,013
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	82,511,370	64,285,340	48,823,869	98,262,647
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	87,911,371	120,697,743	87,381,686	269,938,973

Net Increase (Decrease) in Net Assets Resulting from Operations	168,735,454	183,454,248	157,753,762	391,132,633

Distributions to Shareholders:
Class IA	(57,898,706)	(100,841,539)	(105,830,872)	(133,049,130)
Class IB	(7,955,937)	(10,050,660)	(9,984,197)	(12,720,819)

Total distributions	(65,854,643)	(110,892,199)	(115,815,069)	(145,769,949)

Capital Share Transactions:
Sold	46,390,011	63,567,701	13,251,527	10,222,248
Issued on reinvestment of distributions	65,854,643	110,892,199	115,815,069	145,769,949
Redemption-in-kind	8,160,448	—	—	—
Redeemed	(238,957,153)	(142,188,473)	(190,830,898)	(213,809,325)

Net increase (decrease) from capital share transactions	(118,552,051)	32,271,427	(61,764,302)	(57,817,128)

Net Increase (Decrease) in Net Assets	(15,671,240)	104,833,476	(19,825,609)	187,545,556

Net Assets:
Beginning of period	624,333,154	519,499,678	1,509,594,135	1,322,048,579

End of period	$608,661,914	$624,333,154	$1,489,768,526	$1,509,594,135

The accompanying notes are an integral part of these financial statements.

116

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

	Hartford Total Return Bond HLS Fund		Hartford Ultrashort Bond HLS Fund
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Operations:
Net investment income (loss)	$51,547,449	$65,861,576	$4,862,024	$10,500,262
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	78,124,747	58,991,821	367,845	294,254
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	47,163,033	85,804,646	1,107,664	2,390,882

Net Increase (Decrease) in Net Assets Resulting from Operations	176,835,229	210,658,043	6,337,533	13,185,398

Distributions to Shareholders:
Class IA	(73,659,677)	(74,150,238)	(9,308,313)	(7,948,551)
Class IB	(8,000,272)	(8,003,440)	(1,220,637)	(964,500)

Total distributions	(81,659,949)	(82,153,678)	(10,528,950)	(8,913,051)

Capital Share Transactions:
Sold	264,927,545	127,470,147	107,159,346	74,378,048
Issued in merger	227,469,835	—	339,951,431	—
Issued on reinvestment of distributions	81,659,949	82,153,678	10,528,950	8,913,051
Redeemed	(379,866,776)	(337,029,607)	(136,555,061)	(138,850,731)

Net increase (decrease) from capital share transactions	194,190,553	(127,405,782)	321,084,666	(55,559,632)

Net Increase (Decrease) in Net Assets	289,365,833	1,098,583	316,893,249	(51,287,285)

Net Assets:
Beginning of period	2,087,520,144	2,086,421,561	450,731,823	502,019,108

End of period	$2,376,885,977	$2,087,520,144	$767,625,072	$450,731,823

The accompanying notes are an integral part of these financial statements.

117

Hartford HLS Funds

Financial Highlights

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

Hartford Balanced HLS Fund

For the Year Ended December 31, 2020
IA	$30.27	$0.48		$2.92	$3.40	$(0.51)	$(1.60)	$(2.11)	$31.56	11.62%	$1,809,745	0.66%	0.63%	1.63%		43	%(4)
IB	30.80	0.41		2.97	3.38	(0.43)	(1.60)	(2.03)	32.15	11.35	242,476	0.91	0.88	1.38		43	(4)

For the Year Ended December 31, 2019
IA	$27.47	$0.54	(5)	$5.47 (5)	$6.01	$(0.56)	$(2.65)	$(3.21)	$30.27	22.80%	$1,849,582	0.66%	0.63%	1.81	%(5)	38%
IB	27.91	0.47	(5)	5.55 (5)	6.02	(0.48)	(2.65)	(3.13)	30.80	22.47	247,264	0.91	0.88	1.56	(5)	38

For the Year Ended December 31, 2018
IA	$31.02	$0.59		$(2.12)	$(1.53)	$(0.61)	$(1.41)	$(2.02)	$27.47	(5.24)%	$1,717,759	0.66%	0.63%	1.92%		31%
IB	31.48	0.52		(2.15)	(1.63)	(0.53)	(1.41)	(1.94)	27.91	(5.50)	229,790	0.91	0.88	1.67		31

For the Year Ended December 31, 2017
IA	$27.46	$0.55		$3.72	$4.27	$(0.71)	$—	$(0.71)	$31.02	15.59%	$2,095,246	0.66%	0.63%	1.86%		26%
IB	27.86	0.48		3.77	4.25	(0.63)	—	(0.63)	31.48	15.30	277,735	0.91	0.88	1.61		26

For the Year Ended December 31, 2016
IA	$26.62	$0.56		$1.05	$1.61	$(0.77)	$—	$(0.77)	$27.46	6.04%	$2,043,556	0.66%	0.64%	2.05%		25%
IB	26.99	0.50		1.07	1.57	(0.70)	—	(0.70)	27.86	5.79	275,925	0.91	0.89	1.80		25

Hartford Capital Appreciation HLS Fund

For the Year Ended December 31, 2020
IA	$46.05	$0.42		$9.37	$9.79	$(0.45)	$(3.54)	$(3.99)	$51.85	21.91%	$4,024,340	0.68%	0.68%	0.91%		80%
IB	45.24	0.30		9.18	9.48	(0.33)	(3.54)	(3.87)	50.85	21.62	487,576	0.93	0.93	0.66		80
IC	45.45	0.19		9.20	9.39	(0.22)	(3.54)	(3.76)	51.08	21.32	39,361	1.18	1.18	0.41		80

For the Year Ended December 31, 2019
IA	$39.89	$0.48		$11.47	$11.95	$(0.53)	$(5.26)	$(5.79)	$46.05	31.28%	$3,847,850	0.68%	0.68%	1.06%		56%
IB	39.28	0.36		11.28	11.64	(0.42)	(5.26)	(5.68)	45.24	30.96	474,982	0.93	0.93	0.81		56
IC	39.54	0.25		11.34	11.59	(0.42)	(5.26)	(5.68)	45.45	30.63	35,043	1.18	1.18	0.56		56

For the Year Ended December 31, 2018
IA	$48.16	$0.49		$(3.33)	$(2.84)	$(0.43)	$(5.00)	$(5.43)	$39.89	(6.96)%	$3,543,187	0.67%	0.67%	1.03%		73%
IB	47.48	0.37		(3.26)	(2.89)	(0.31)	(5.00)	(5.31)	39.28	(7.18)	432,334	0.92	0.92	0.77		73
IC	47.76	0.25		(3.26)	(3.01)	(0.21)	(5.00)	(5.21)	39.54	(7.41)	27,679	1.17	1.17	0.53		73

For the Year Ended December 31, 2017
IA	$42.05	$0.43		$8.83	$9.26	$(0.54)	$(2.61)	$(3.15)	$48.16	22.14%	$4,457,603	0.68%	0.68%	0.91%		75%
IB	41.50	0.30		8.70	9.00	(0.41)	(2.61)	(3.02)	47.48	21.82	569,615	0.93	0.93	0.66		75
IC	41.76	0.19		8.74	8.93	(0.32)	(2.61)	(2.93)	47.76	21.50	29,979	1.18	1.18	0.41		75

For the Year Ended December 31, 2016
IA	$44.44	$0.41		$1.94	$2.35	$(0.47)	$(4.27)	$(4.74)	$42.05	5.52%	$4,555,454	0.68%	0.68%	0.97%		103%
IB	43.93	0.30		1.90	2.20	(0.36)	(4.27)	(4.63)	41.50	5.24	558,022	0.93	0.93	0.72		103
IC	44.21	0.19		1.92	2.11	(0.29)	(4.27)	(4.56)	41.76	4.99	21,579	1.18	1.18	0.46		103

Hartford Disciplined Equity HLS Fund

For the Year Ended December 31, 2020
IA	$15.97	$0.12		$2.64	$2.76	$(0.06)	$(1.27)	$(1.33)	$17.40	18.04%	$2,701,619	0.66%	0.66%	0.75%		23%
IB	15.76	0.08		2.60	2.68	(0.04)	(1.27)	(1.31)	17.13	17.78	365,246	0.91	0.91	0.50		23
IC(6)	15.34	0.01		2.08	2.09	(0.03)	—	(0.03)	17.40	13.60 (7)	78,487	1.11 (8)	1.11 (8)	0.23	(8)	23

For the Year Ended December 31, 2019
IA	$13.59	$0.13		$4.26	$4.39	$(0.14)	$(1.87)	$(2.01)	$15.97	34.12%	$573,688	0.78%	0.78%	0.82%		15%
IB	13.44	0.09		4.20	4.29	(0.10)	(1.87)	(1.97)	15.76	33.76	80,224	1.03	1.03	0.57		15

The accompanying notes are an integral part of these financial statements.

118

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments	Ratio of Expenses to Average Net Assets After Adjust- ments	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

Hartford Disciplined Equity HLS Fund – (continued)

For the Year Ended December 31, 2018
IA	$15.43	$0.11	$(0.27)	$(0.16)	$(0.11)	$(1.57)	$(1.68)	$13.59	(1.99)%	$501,718	0.78%	0.78%	0.72%	22%
IB	15.27	0.07	(0.26)	(0.19)	(0.07)	(1.57)	(1.64)	13.44	(2.23)	68,462	1.03	1.03	0.47	22

For the Year Ended December 31, 2017
IA	$14.30	$0.15	$2.83	$2.98	$(0.14)	$(1.71)	$(1.85)	$15.43	21.92%	$613,037	0.78%	0.78%	1.00%	30%
IB	14.17	0.11	2.80	2.91	(0.10)	(1.71)	(1.81)	15.27	21.63	84,377	1.03	1.03	0.76	30

For the Year Ended December 31, 2016
IA	$15.58	$0.11	$0.77	$0.88	$(0.13)	$(2.03)	$(2.16)	$14.30	5.76%	$587,089	0.79%	0.79%	0.76%	33%
IB	15.46	0.08	0.75	0.83	(0.09)	(2.03)	(2.12)	14.17	5.49	81,304	1.04	1.04	0.51	33

Hartford Dividend and Growth HLS Fund

For the Year Ended December 31, 2020
IA	$22.08	$0.40	$1.18	$1.58	$(0.39)	$(1.08)	$(1.47)	$22.19	7.77%	$3,109,772	0.68%	0.68%	1.95%	24%
IB	21.96	0.34	1.16	1.50	(0.34)	(1.08)	(1.42)	22.04	7.45	412,528	0.93	0.93	1.70	24

For the Year Ended December 31, 2019
IA	$19.91	$0.41	$4.91	$5.32	$(0.40)	$(2.75)	$(3.15)	$22.08	28.60%	$2,916,542	0.68%	0.68%	1.85%	19%
IB	19.82	0.35	4.89	5.24	(0.35)	(2.75)	(3.10)	21.96	28.30	393,014	0.93	0.93	1.60	19

For the Year Ended December 31, 2018
IA	$23.95	$0.43	$(1.45)	$(1.02)	$(0.44)	$(2.58)	$(3.02)	$19.91	(5.32)%	$2,604,425	0.68%	0.68%	1.84%	28%
IB	23.85	0.37	(1.44)	(1.07)	(0.38)	(2.58)	(2.96)	19.82	(5.56)	356,601	0.93	0.93	1.59	28

For the Year Ended December 31, 2017
IA	$22.10	$0.41	$3.48	$3.89	$(0.38)	$(1.66)	$(2.04)	$23.95	18.36%	$3,179,540	0.68%	0.68%	1.75%	25%
IB	22.01	0.35	3.47	3.82	(0.32)	(1.66)	(1.98)	23.85	18.11	440,111	0.93	0.93	1.50	25

For the Year Ended December 31, 2016
IA	$22.09	$0.43	$2.67	$3.10	$(0.44)	$(2.65)	$(3.09)	$22.10	14.89%	$3,013,788	0.69%	0.69%	1.98%	20%
IB	22.02	0.38	2.65	3.03	(0.39)	(2.65)	(3.04)	22.01	14.58	438,200	0.94	0.94	1.73	20

Hartford Healthcare HLS Fund

For the Year Ended December 31, 2020
IA	$23.67	$0.02	$4.94	$4.96	$(0.13)	$(4.62)	$(4.75)	$23.88	23.10%	$190,371	0.91%	0.91%	0.07%	42%
IB	22.12	(0.04)	4.58	4.54	(0.07)	(4.62)	(4.69)	21.97	22.79	43,662	1.16	1.16	(0.18)	42

For the Year Ended December 31, 2019
IA	$20.56	$0.03	$6.31	$6.34	$—	$(3.23)	$(3.23)	$23.67	33.95%	$191,260	0.91%	0.91%	0.11%	42%
IB	19.44	(0.03)	5.94	5.91	—	(3.23)	(3.23)	22.12	33.68	41,992	1.16	1.16	(0.16)	42

For the Year Ended December 31, 2018
IA	$22.46	$—	$(0.41)	$(0.41)	$(0.02)	$(1.47)	$(1.49)	$20.56	(2.67)%	$249,144	0.89%	0.89%	(0.01)%	29%
IB	21.35	(0.06)	(0.38)	(0.44)	—	(1.47)	(1.47)	19.44	(2.96)	36,576	1.14	1.14	(0.26)	29

For the Year Ended December 31, 2017
IA	$21.46	$0.01	$4.69	$4.70	$—	$(3.70)	$(3.70)	$22.46	22.26%	$290,603	0.89%	0.89%	0.04%	18%
IB	20.60	(0.05)	4.50	4.45	—	(3.70)	(3.70)	21.35	21.96	44,796	1.14	1.14	(0.21)	18

For the Year Ended December 31, 2016
IA	$30.32	$0.01	$(2.37)	$(2.36)	$(0.99)	$(5.51)	$(6.50)	$21.46	(8.39)%	$246,494	0.89%	0.89%	0.05%	36%
IB	29.36	(0.05)	(2.30)	(2.35)	(0.90)	(5.51)	(6.41)	20.60	(8.64)	44,149	1.14	1.14	(0.20)	36

The accompanying notes are an integral part of these financial statements.

119

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments	Ratio of Expenses to Average Net Assets After Adjust- ments	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

Hartford International Opportunities HLS Fund

For the Year Ended December 31, 2020
IA	$16.56	$0.10	$3.24	$3.34	$(0.32)	$—	$(0.32)	$19.58	20.45%	$1,095,213	0.76%	0.76%	0.61%	107%
IB	16.80	0.06	3.27	3.33	(0.27)	—	(0.27)	19.86	20.09	143,449	1.01	1.01	0.36	107

For the Year Ended December 31, 2019
IA	$13.91	$0.27	$3.30	$3.57	$(0.30)	$(0.62)	$(0.92)	$16.56	26.43%	$1,093,030	0.74%	0.74%	1.74%	88%
IB	14.09	0.24	3.35	3.59	(0.26)	(0.62)	(0.88)	16.80	26.14	135,655	0.99	0.99	1.48	88

For the Year Ended December 31, 2018
IA	$17.46	$0.26	$(3.49)	$(3.23)	$(0.32)	$—	$(0.32)	$13.91	(18.74)%	$1,000,295	0.73%	0.73%	1.55%	80%
IB	17.68	0.22	(3.53)	(3.31)	(0.28)	—	(0.28)	14.09	(18.96)	120,635	0.98	0.98	1.28	80

For the Year Ended December 31, 2017
IA	$14.14	$0.24	$3.31	$3.55	$(0.23)	$—	$(0.23)	$17.46	25.25%	$1,418,078	0.73%	0.73%	1.46%	91%
IB	14.31	0.21	3.35	3.56	(0.19)	—	(0.19)	17.68	24.99	162,442	0.98	0.98	1.28	91

For the Year Ended December 31, 2016
IA	$14.19	$0.24	$(0.06)	$0.18	$(0.23)	$—	$(0.23)	$14.14	1.26%	$1,086,762	0.76%	0.76%	1.74%	95%
IB	14.36	0.21	(0.07)	0.14	(0.19)	—	(0.19)	14.31	0.94	147,343	1.01	1.01	1.50	95

Hartford MidCap HLS Fund

For the Year Ended December 31, 2020
IA	$38.17	$0.03	$8.90	$8.93	$(0.02)	$(3.64)	$(3.66)	$43.44	25.10%	$2,377,320	0.70%	0.70%	0.07%	50%
IB	36.90	(0.04)	8.54	8.50	—	(3.64)	(3.64)	41.76	24.80	140,632	0.95	0.95	(0.11)	50

For the Year Ended December 31, 2019
IA	$33.77	$0.05	$10.56	$10.61	$(0.07)	$(6.14)	$(6.21)	$38.17	32.87%	$2,045,156	0.69%	0.69%	0.12%	29%
IB	32.85	(0.05)	10.24	10.19	—	(6.14)	(6.14)	36.90	32.49	55,049	0.94	0.94	(0.12)	29

For the Year Ended December 31, 2018
IA	$40.10	$0.01	$(2.35)	$(2.34)	$(0.01)	$(3.98)	$(3.99)	$33.77	(7.44)%	$1,768,712	0.69%	0.69%	0.03%	35%
IB	39.18	(0.09)	(2.26)	(2.35)	—	(3.98)	(3.98)	32.85	(7.65)	46,186	0.94	0.94	(0.22)	35

For the Year Ended December 31, 2017
IA	$33.83	$0.01	$8.11	$8.12	$—	$(1.85)	$(1.85)	$40.10	24.47%	$2,156,044	0.70%	0.70%	0.02%	36%
IB	33.17	(0.08)	7.94	7.86	—	(1.85)	(1.85)	39.18	24.17	58,850	0.95	0.95	(0.23)	36

For the Year Ended December 31, 2016
IA	$33.66	$0.05	$3.80	$3.85	$(0.06)	$(3.62)	$(3.68)	$33.83	11.98%	$1,721,029	0.71%	0.71%	0.16%	32%
IB	33.11	(0.03)	3.72	3.69	(0.01)	(3.62)	(3.63)	33.17	11.69	93,567	0.96	0.96	(0.09)	32

Hartford Small Cap Growth HLS Fund

For the Year Ended December 31, 2020
IA	$29.72	$(0.02)	$9.57	$9.55	$—	$(1.12)	$(1.12)	$38.15	33.20%	$1,224,012	0.67%	0.67%	(0.07)%	61%
IB	28.53	(0.09)	9.16	9.07	—	(1.12)	(1.12)	36.48	32.89	201,033	0.92	0.92	(0.34)	61

For the Year Ended December 31, 2019
IA	$26.76	$0.03	$8.61	$8.64	$—	$(5.68)	$(5.68)	$29.72	35.81%	$954,063	0.64%	0.64%	0.11%	42%
IB	25.95	(0.04)	8.30	8.26	—	(5.68)	(5.68)	28.53	35.45	381,057	0.89	0.89	(0.14)	42

For the Year Ended December 31, 2018
IA	$32.13	$(0.01)	$(3.27)	$(3.28)	$—	$(2.09)	$(2.09)	$26.76	(11.70)%	$803,907	0.64%	0.64%	(0.03)%	86%
IB	31.28	(0.09)	(3.15)	(3.24)	—	(2.09)	(2.09)	25.95	(11.89)	312,475	0.89	0.89	(0.28)	86

For the Year Ended December 31, 2017
IA	$26.77	$(0.02)	$5.39	$5.37	$(0.01)	$—	$(0.01)	$32.13	20.07%	$960,690	0.65%	0.65%	(0.06)%	51%
IB	26.12	(0.09)	5.25	5.16	—	—	—	31.28	19.75	374,342	0.90	0.90	(0.31)	51

The accompanying notes are an integral part of these financial statements.

120

Hartford HLS Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —	— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments	Ratio of Expenses to Average Net Assets After Adjust- ments	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

Hartford Small Cap Growth HLS Fund – (continued)

For the Year Ended December 31, 2016
IA	$24.93	$0.04	$2.98	$3.02	$(0.04)	$(1.14)	$(1.18)	$26.77	12.37%	$972,576	0.65%	0.65%	0.17%	51%
IB	24.38	(0.02)	2.90	2.88	—	(1.14)	(1.14)	26.12	12.08	226,557	0.90	0.90	(0.08)	51

Hartford Small Company HLS Fund

For the Year Ended December 31, 2020
IA	$20.45	$(0.07)	$10.38	$10.31	$—	$(3.32)	$(3.32)	$27.44	55.52%	$540,764	0.81%	0.81%	(0.32)%	105%
IB	18.44	(0.11)	9.22	9.11	—	(3.32)	(3.32)	24.23	55.03	67,898	1.06	1.06	(0.56)	105

For the Year Ended December 31, 2019
IA	$18.38	$(0.05)	$6.36	$6.31	$—	$(4.24)	$(4.24)	$20.45	37.00%	$572,642	0.79%	0.79%	(0.23)%	79%
IB	16.94	(0.09)	5.83	5.74	—	(4.24)	(4.24)	18.44	36.77	51,691	1.04	1.04	(0.49)	79

For the Year Ended December 31, 2018
IA	$20.42	$(0.10)	$(0.46)	$(0.56)	$—	$(1.48)	$(1.48)	$18.38	(4.23)%	$473,098	0.78%	0.78%	(0.47)%	100%
IB	18.97	(0.15)	(0.40)	(0.55)	—	(1.48)	(1.48)	16.94	(4.51)	46,402	1.03	1.03	(0.73)	100

For the Year Ended December 31, 2017
IA	$16.16	$(0.06)	$4.32	$4.26	$—	$—	$—	$20.42	26.36%	$551,010	0.78%	0.78%	(0.33)%	107%
IB	15.05	(0.10)	4.02	3.92	—	—	—	18.97	26.05	57,193	1.03	1.03	(0.58)	107

For the Year Ended December 31, 2016
IA	$17.52	$(0.01)	$0.33	(9)	$0.32	$—	$(1.68)	$(1.68)	$16.16	2.04%	$834,044	0.76%	0.76%	(0.08)%	94%
IB	16.47	(0.05)	0.31	(9)	0.26	—	(1.68)	(1.68)	15.05	1.81	73,108	1.01	1.01	(0.34)	94

Hartford Stock HLS Fund

For the Year Ended December 31, 2020
IA	$92.58	$1.39	$9.21	$10.60	$(1.48)	$(6.18)	$(7.66)	$95.52	12.08%	$1,360,099	0.52%	0.52%	1.57%	15%
IB	92.57	1.17	9.17	10.34	(1.25)	(6.18)	(7.43)	95.48	11.79	129,670	0.77	0.77	1.32	15

For the Year Ended December 31, 2019
IA	$78.10	$1.43	$22.40	$23.83	$(1.46)	$(7.89)	$(9.35)	$92.58	31.22%	$1,375,643	0.51%	0.51%	1.59%	15%
IB	78.11	1.20	22.39	23.59	(1.24)	(7.89)	(9.13)	92.57	30.89	133,951	0.76	0.76	1.34	15

For the Year Ended December 31, 2018
IA	$79.57	$1.31	$(1.45)	$(0.14)	$(1.33)	$—	$(1.33)	$78.10	(0.14)%	$1,201,873	0.51%	0.51%	1.60%	22%
IB	79.54	1.10	(1.43)	(0.33)	(1.10)	—	(1.10)	78.11	(0.38)	120,176	0.76	0.76	1.34	22

For the Year Ended December 31, 2017
IA	$67.55	$1.30	$12.10	$13.40	$(1.38)	$—	$(1.38)	$79.57	19.85%	$1,378,245	0.52%	0.52%	1.76%	14%
IB	67.53	1.11	12.08	13.19	(1.18)	—	(1.18)	79.54	19.54	143,370	0.77	0.77	1.51	14

For the Year Ended December 31, 2016
IA	$64.06	$1.14	$3.61	$4.75	$(1.26)	$—	$(1.26)	$67.55	7.41%	$1,312,626	0.52%	0.52%	1.72%	29%
IB	64.03	0.97	3.61	4.58	(1.08)	—	(1.08)	67.53	7.14	140,317	0.77	0.77	1.47	29

Hartford Total Return Bond HLS Fund

For the Year Ended December 31, 2020
IA	$11.44	$0.29	$0.73	$1.02	$(0.45)	$(0.03)	$(0.48)	$11.98	9.03%	$2,110,986	0.51%	0.51%	2.45%	62	%(10)
IB	11.38	0.26	0.72	0.98	(0.42)	(0.03)	(0.45)	11.91	8.71	265,900	0.76	0.76	2.19	62	(10)

For the Year Ended December 31, 2019
IA	$10.76	$0.36	(11)	$0.77	(11)	$1.13	$(0.45)	$—	$(0.45)	$11.44	10.65%	$1,873,182	0.51%	0.51%	3.16	%(11)	61%
IB	10.70	0.33	(11)	0.77	(11)	1.10	(0.42)	—	(0.42)	11.38	10.32	214,338	0.76	0.76	2.91	(11)	61

The accompanying notes are an integral part of these financial statements.

121

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments	Ratio of Expenses to Average Net Assets After Adjust- ments	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

Hartford Total Return Bond HLS Fund – (continued)

For the Year Ended December 31, 2018
IA	$11.32	$0.35	$(0.43)	$(0.08)	$(0.44)	$(0.04)	$(0.48)	$10.76	(0.81)%	$1,871,299	0.51%	0.51%	3.23%	53%
IB	11.25	0.33	(0.43)	(0.10)	(0.41)	(0.04)	(0.45)	10.70	(0.91)	215,123	0.76	0.76	2.98	53

For the Year Ended December 31, 2017
IA	$11.09	$0.34	$0.23	$0.57	$(0.34)	$—	$(0.34)	$11.32	5.16%	$2,157,506	0.51%	0.51%	2.99%	89%
IB	11.03	0.31	0.22	0.53	(0.31)	—	(0.31)	11.25	4.80	248,785	0.76	0.76	2.74	89

For the Year Ended December 31, 2016
IA	$10.93	$0.36	$0.13	$0.49	$(0.29)	$(0.04)	$(0.33)	$11.09	4.49%	$2,244,505	0.52%	0.52%	3.16%	36%
IB	10.87	0.33	0.13	0.46	(0.26)	(0.04)	(0.30)	11.03	4.22	262,187	0.77	0.77	2.91	36

Hartford Ultrashort Bond HLS Fund

For the Year Ended December 31, 2020
IA	$10.19	$0.10	$0.05	$0.15	$(0.25)	$—	$(0.25)	$10.09	1.44%	$657,375	0.46%	0.46%	0.95%	76%
IB	10.18	0.07	0.06	0.13	(0.22)	—	(0.22)	10.09	1.27	110,250	0.71	0.71	0.67	76

For the Year Ended December 31, 2019
IA	$10.10	$0.23	$0.05	$0.28	$(0.19)	$—	$(0.19)	$10.19	2.81%	$393,590	0.45%	0.45%	2.21%	70%
IB	10.09	0.20	0.06	0.26	(0.17)	—	(0.17)	10.18	2.54	57,142	0.70	0.70	1.96	70

For the Year Ended December 31, 2018
IA	$10.06	$0.18	$(0.02)	$0.16	$(0.12)	$—	$(0.12)	$10.10	1.57%	$437,160	0.45%	0.45%	1.77%	51%
IB	10.05	0.15	(0.02)	0.13	(0.09)	—	(0.09)	10.09	1.27	64,859	0.70	0.70	1.52	51

For the Year Ended December 31, 2017
IA	$10.04	$0.10	$— (9)	$0.10	$(0.08)	$—	$(0.08)	$10.06	1.01%	$460,643	0.45%	0.45%	1.00%	60%
IB	10.02	0.07	0.01 (9)	0.08	(0.05)	—	(0.05)	10.05	0.80	65,424	0.70	0.70	0.75	60

For the Year Ended December 31, 2016
IA	$9.99	$0.06	$0.04	$0.10	$(0.05)	$—	$(0.05)	$10.04	0.97%	$533,091	0.45%	0.45%	0.61%	51%
IB	9.97	0.04	0.02	0.06	(0.01)	—	(0.01)	10.02	0.64	78,658	0.70	0.70	0.35	51

(1)

Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(2)

The figures do not include sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees would lower the Fund’s performance.

(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 48%.
(5)

FASB issued ASU 2017-08 to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. Effective January 1, 2019, the Fund amended its amortization policy and the effect of this change for the year ended December 31, 2019 was an increase to net investment income per share for less than $0.005, decrease to net realized and unrealized gain (loss) on investments for less than $(0.005) and a decrease to ratio of net investment income to average net assets for less than 0.005% for each class of shares. Per share data and ratios for periods prior to December 31, 2019 have not been restated to reflect this change in presentation.

(6)	Commenced operations on September 18, 2020.
(7)	Not annualized.
(8)	Annualized.
(9)

Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

(10)	Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 564%.
(11)

FASB issued ASU 2017-08 to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. Effective January 1, 2019, the Fund amended its amortization policy and the effect of this change for the year ended December 31, 2019 was a decrease to net investment income per share for less than $(0.005), increase to net realized and unrealized gain (loss) on investments for less than $0.005 and a decrease to ratio of net investment income to average net assets of (0.01)% for each class of shares. Per share data and ratios for periods prior to December 31, 2019 have not been restated to reflect this change in presentation.

The accompanying notes are an integral part of these financial statements.

122

Hartford HLS Funds

Notes to Financial Statements

December 31, 2020

1.	Organization:

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each, a “Company” and collectively, the “Companies”) are each an open-end registered management investment company comprised of eleven and one series, respectively, as of December 31, 2020. Financial statements for the series of each Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

Hartford Series Fund, Inc.:

Hartford Balanced HLS Fund (the “Balanced HLS Fund”)

Hartford Capital Appreciation HLS Fund (the “Capital Appreciation HLS Fund”)

Hartford Disciplined Equity HLS Fund (the “Disciplined Equity HLS Fund”)

Hartford Dividend and Growth HLS Fund (the “Dividend and Growth HLS Fund”)

Hartford Healthcare HLS Fund (the “Healthcare HLS Fund”)

Hartford International Opportunities HLS Fund (the “International Opportunities HLS Fund”)

Hartford MidCap HLS Fund (the “MidCap HLS Fund”)

Hartford Small Company HLS Fund (the “Small Company HLS Fund”)

Hartford Stock HLS Fund (the “Stock HLS Fund”)

Hartford Total Return Bond HLS Fund (the “Total Return Bond HLS Fund”)

Hartford Ultrashort Bond HLS Fund (the “Ultrashort Bond HLS Fund”)

Hartford HLS Series Fund II, Inc.:

Hartford Small Cap Growth HLS Fund (the “Small Cap Growth HLS Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. Each Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of insurance companies and certain qualified pension or retirement plans. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the Funds if permitted in the variable insurance contract prospectus. In addition, participants in certain qualified pension or retirement plans may choose the Funds if permitted by their plans.

Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Each Fund has registered for sale Class IA and IB shares. Each of Capital Appreciation HLS Fund and Disciplined Equity HLS Fund also has registered for sale Class IC shares. Class IA and Class IB shares of each Fund are closed to certain investors. For more information, please see the Funds’ statutory prospectus dated May 1, 2020, as supplemented. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except certain class specific expenses. Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act. Class IC shares are subject to distribution fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act and Class IC shares are also subject to an administrative services fee.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)

Determination of Net Asset Value – The NAV of each class of each Fund’s shares is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The NAV of each class of each Fund’s shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.

123

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2020

If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors of the respective Company (the “Board of Directors”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase, redeem or exchange shares of the Fund.

Fixed income investments (other than short-term obligations) held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost.

Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds, if any, are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

124

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2020

•

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Directors.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Value Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

c)

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

The trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. The trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statements of Operations, as applicable.

Please refer to Note 8 for Securities Lending information.

d)

Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which a Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized or unrealized gain (loss) on investments in these securities, if applicable.

e)

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of each class of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares

125

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2020

offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the respective Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund is to pay dividends from net investment income and realized gains, if any, at least once a year. Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

3.	Securities and Other Investments:

a)

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund’s Schedule of Investments.

b)

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of December 31, 2020.

In connection with a Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage-backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. These transactions are excluded from a Fund’s portfolio turnover rate. See each Fund’s Schedule of Investments, if applicable, for TBA commitments as of December 31, 2020.

c)

Senior Floating Rate Interests – Certain Funds may invest in senior floating rate interests. Senior floating rate interests generally hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the Borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to a Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund’s Schedule of Investments, if applicable, for outstanding senior floating rate interests as of December 31, 2020.

d)

Mortgage-Related and Other Asset-Backed Securities – A Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped

126

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December 31, 2020

mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Mortgage-related and other asset-backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund’s Schedule of Investments, if applicable, for mortgage-related and other asset-backed securities as of December 31, 2020.

e)

Inflation-Indexed Bonds – A Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund’s Schedule of Investments, if applicable, for inflation-indexed bonds as of December 31, 2020.

f)

Repurchase Agreements – A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment. Each Fund is permitted to enter into fully collateralized repurchase agreements. Each Company’s Board of Directors has delegated to the sub-adviser the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements. The sub-adviser will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest. Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held or assets segregated by the Fund to cover the transaction is less than the value of the securities. In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan. If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction. See each Fund’s Schedule of Investments, if applicable, for repurchase agreements as of December 31, 2020.

g)

Special Purpose Acquisition Companies – Special purpose acquisition companies (“SPACs”) are collective investment structures that allow for private investments in public equity investments (“PIPE”). SPACs, sometimes referred to “blank-check” companies, do not have an operating history but conduct an initial public offering (“IPO”) the proceeds of which are held in a trust account and used to finance an acquisition of a business or assets. Following the IPO but prior to finalizing the merger or purchase agreement, the SPAC often will raise additional capital through committed debt or equity financing, the latter of which is often structured as a PIPE commitment. Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold; however, in certain circumstances, the issuer may have the right to temporarily suspend trading of the shares in the first year after the merger. The securities issued by a SPAC, which are typically traded in the over-the-counter market, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale. The Small Company HLS Fund had contingent commitments outstanding of approximately $3,168,000 to purchase PIPE shares as of December 31, 2020.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)

Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

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December 31, 2020

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.

During the year ended December 31, 2020, each of Capital Appreciation HLS Fund and Total Return Bond HLS Fund had used Foreign Currency Contracts.

b)

Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the year ended December 31, 2020, each of Balanced HLS Fund, Capital Appreciation HLS Fund and Total Return Bond HLS Fund had used Futures Contracts.

c)

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either over-the-counter (“OTC”) options or executed in a registered exchange (“exchange-traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will segregate or earmark cash or other liquid investments having, for written call options, a value equal to the greater of the exercise price or the market value of the underlying instrument and, for written put options, a value equal to the exercise price. Writing put options may increase a Fund’s exposure to the underlying instrument. Writing call options may decrease a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swaps, investments or currency transactions to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options may increase a Fund’s exposure to the underlying instrument. Purchasing put options may decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into OTC options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

During the year ended December 31, 2020, Total Return Bond HLS Fund had used Options Contracts.

d)

Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared through a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued in accordance with the Valuation Procedures. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swaps. OTC swap payments received or paid

128

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Notes to Financial Statements – (continued)

December 31, 2020

at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

During the year ended December 31, 2020, each of Balanced HLS Fund and Total Return Bond HLS Fund had used Credit Default Swap Contracts.

Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. A Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points to maintain its ability to generate income at prevailing market rates. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

129

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Notes to Financial Statements – (continued)

December 31, 2020

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions, which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

During the year ended December 31, 2020, Total Return Bond HLS Fund had used Interest Rate Swap Contracts.

e)	Additional Derivative Instrument Information:

Balanced HLS Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$1,844	$—	$—	$—	$—	$—	$1,844

Total	$1,844	$—	$—	$—	$—	$—	$1,844

Liabilities:
Unrealized (depreciation) on futures contracts(1)	$10,852	$—	$—	$—	$—	$—	$10,852

Total	$10,852	$—	$—	$—	$—	$—	$10,852

(1)

Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$499,144	$—	$—	$—	$—	$—	$499,144
Net realized gain (loss) on swap contracts	—	—	(371,871)	—	—	—	(371,871)

Total	$499,144	$—	$(371,871)	$—	$—	$—	$127,273

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$139,161	$—	$—	$—	$—	$—	$139,161

Total	$139,161	$—	$—	$—	$—	$—	$139,161

For the year ended December 31, 2020, the average monthly amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	68
Futures Contracts Short at Number of Contracts	(18)
Swap Contracts at Notional Amount	$2,050,833

130

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2020

Capital Appreciation HLS Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$—	$—	$—	$1,906,125	$—	$—	$1,906,125

Total	$—	$—	$—	$1,906,125	$—	$—	$1,906,125

(1)

Amount represents the cumulative appreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$(2,672,692)	$—	$—	$(2,672,692)
Net realized gain (loss) on foreign currency contracts	—	92,912	—	—	—	—	92,912

Total	$—	$92,912	$—	$(2,672,692)	$—	$—	$(2,579,780)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$2,088,298	$—	$—	$2,088,298
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(92,912)	—	—	—	—	(92,912)

Total	$—	$(92,912)	$—	$2,088,298	$—	$—	$1,995,386

For the year ended December 31, 2020, the average monthly amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	249
Foreign Currency Contracts Purchased at Contract Amount	$1,583,360
Foreign Currency Contracts Sold at Contract Amount	$1,598,845

Total Return Bond HLS Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$113,916	$—	$—	$—	$—	$—	$113,916
Unrealized appreciation on futures contracts(1)	1,113,247	—	—	—	—	—	1,113,247
Unrealized appreciation on foreign currency contracts	—	8,056	—	—	—	—	8,056
Unrealized appreciation on swap contracts(2)	185,469	—	3,326,841	—	—	—	3,512,310

Total	$1,412,632	$8,056	$3,326,841	$—	$—	$—	$4,747,529

Liabilities:
Unrealized (depreciation) on futures contracts(1)	$259,175	$—	$—	$—	$—	$—	$259,175
Unrealized (depreciation) on foreign currency contracts	—	449,481	—	—	—	—	449,481
Written options, market value	423,464	—	—	—	—	—	423,464
Unrealized (depreciation) on swap contracts(2)	113,015	—	5,097,686	—	—	—	5,210,701

Total	$795,654	$449,481	$5,097,686	$—	$—	$—	$6,342,821

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Notes to Financial Statements – (continued)

December 31, 2020

Total Return Bond HLS Fund – (continued)

(1)

Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

(2)

Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$1,719,709	$—	$—	$—	$—	$—	$1,719,709
Net realized gain (loss) on futures contracts	11,244,850	—	—	—	—	—	11,244,850
Net realized gain (loss) on written options contracts	14,278,353	—	—	—	—	—	14,278,353
Net realized gain (loss) on swap contracts	(28,990,773)	—	(16,198,793)	—	—	—	(45,189,566)
Net realized gain (loss) on foreign currency contracts	—	2,250,235	—	—	—	—	2,250,235

Total	$(1,747,861)	$2,250,235	$(16,198,793)	$—	$—	$—	$(15,696,419)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$202,141	$—	$—	$—	$—	$—	$202,141
Net change in unrealized appreciation (depreciation) of futures contracts	2,192,242	—	—	—	—	—	2,192,242
Net change in unrealized appreciation (depreciation) of written options contracts	111,460	—	—	—	—	—	111,460
Net change in unrealized appreciation (depreciation) of swap contracts	6,288,352	—	(3,269,750)	—	—	—	3,018,602
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	446,872	—	—	—	—	446,872

Total	$8,794,195	$446,872	$(3,269,750)	$—	$—	$—	$5,971,317

For the year ended December 31, 2020, the average monthly amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	19,164,167
Futures Contracts Long at Number of Contracts	2,249
Futures Contracts Short at Number of Contracts	(1,120)
Written Options Contracts at Number of Contracts	(478,819,833)
Swap Contracts at Notional Amount	$2,619,375,696
Foreign Currency Contracts Purchased at Contract Amount	$7,389,893
Foreign Currency Contracts Sold at Contract Amount	$51,324,129

f)

Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

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December 31, 2020

The following tables present a Fund’s derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by a Fund as of December 31, 2020:

Balanced HLS Fund

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$1,844	$(10,852)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,844	(10,852)

Derivatives not subject to a MNA	(1,844)	10,852

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Capital Appreciation HLS Fund

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$1,906,125	$—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,906,125	—

Derivatives not subject to a MNA	(1,906,125)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Total Return Bond HLS Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$8,056	$(449,481)
Futures contracts	1,113,247	(259,175)
Purchased options	113,916	—
Swap contracts	3,512,310	(5,210,701)
Written options	—	(423,464)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	4,747,529	(6,342,821)

Derivatives not subject to a MNA	(4,557,688)	579,103

Total gross amount of assets and liabilities subject to MNA or similar agreements	$189,841	$(5,763,718)

Total Return Bond HLS Fund

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Bank of America Securities LLC	$67,869	$(67,869)	$—	$—	$—
Goldman Sachs & Co.	8,056	(8,056)	—	—	—
UBS AG	113,916	—	—	—	113,916

Total	$189,841	$(75,925)	$—	$—	$113,916

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Bank of America Securities LLC	$(192,511)	$67,869	$—	$—	$(124,642)
Barclays	(211,353)	—	—	—	(211,353)
BNP Paribas Securities Services	(116,021)	—	—	—	(116,021)
Credit Suisse International	(1,031,873)	—	1,031,873	—	—
Deutsche Bank Securities, Inc.	(304,992)	—	304,992	—	—
Goldman Sachs & Co.	(1,879,199)	8,056	1,871,143	—	—
JP Morgan Chase & Co.	(422,902)	—	—	—	(422,902)
Morgan Stanley	(1,577,095)	—	937,095	640,000	—
Toronto-Dominion Bank	(27,772)	—	—	—	(27,772)

Total	$(5,763,718)	$75,925	$4,145,103	$640,000	$(902,690)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

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December 31, 2020

5.	Principal Risks:

A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.

The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.

A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The current ongoing outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, the financial health of individual companies and the market in significant and unforeseen ways. The future impact of the ongoing COVID-19 pandemic remains unclear. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of a Fund’s investments, including exacerbating other pre-existing political, social and economic risks.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. Non-U.S. issuers may also be affected by political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions). These risks are heightened for investments in issuers from countries with less developed markets.

Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund that lends its holdings.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

A Fund may invest in certain debt securities, derivatives or other financial instruments that utilize one or more London Interbank Offered Rates (collectively, “LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. The use of certain LIBORs is expected to be phased out by the end of 2021. However, it is possible that certain LIBORs may continue beyond 2021 and the most widely used LIBORs may continue until mid-2023. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Fund or the LIBOR-based instruments in which the Fund invests cannot yet be determined. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions, such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on the Fund or on financial instruments in which a Fund invests, as well as other unforeseen effects, could result

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December 31, 2020

in losses to the Fund. Since the usefulness of LIBOR as a benchmark or reference rate could deteriorate during the transition period, these effects could occur prior to and/or subsequent to the end of 2021 with respect to certain LIBORs or mid-2023 for the remaining LIBORs.

6.	Federal Income Taxes:

a)

Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2020. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives, losses deferred due to straddle adjustments and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended December 31, 2020 and December 31, 2019 are as follows:

	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
Fund	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Balanced HLS Fund	$50,832,628	$82,166,849	$42,007,653	$167,293,542
Capital Appreciation HLS Fund	191,666,268	149,892,137	99,015,169	413,992,165
Disciplined Equity HLS Fund	9,178,888	47,141,948	8,181,434	67,970,111
Dividend and Growth HLS Fund	60,331,989	152,515,057	58,525,929	373,240,761
Healthcare HLS Fund	5,101,511	35,703,139	136,553	28,725,129
International Opportunities HLS Fund	20,163,134	—	21,562,148	44,838,605
MidCap HLS Fund	40,062,076	143,809,510	4,865,029	304,988,085
Small Cap Growth HLS Fund	10,977,025	34,449,490	47,675,414	169,755,491
Small Company HLS Fund	24,748,672	41,105,971	14,521,011	96,371,188
Stock HLS Fund	25,949,611	89,865,458	29,221,971	116,547,978
Total Return Bond HLS Fund	81,659,949	—	82,153,678	—
Ultrashort Bond HLS Fund	10,528,950	—	8,913,051	—

As of December 31, 2020, the components of total accumulated earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
Balanced HLS Fund	$14,144,922	$82,762,798	$—	$(648,762)	$543,675,965	$639,934,923
Capital Appreciation HLS Fund	40,432,623	205,129,505	—	—	1,127,581,430	1,373,143,558
Disciplined Equity HLS Fund	8,365,200	42,068,698	—	—	811,118,561	861,552,459
Dividend and Growth HLS Fund	852,039	149,852,799	—	—	1,229,997,821	1,380,702,659
Healthcare HLS Fund	7,027,038	15,725,379	—	—	73,218,683	95,971,100
International Opportunities HLS Fund	12,158,249	—	(30,718,898)	—	345,467,352	326,906,703
MidCap HLS Fund	19,629,633	294,531,013	—	1	707,767,114	1,021,927,761
Small Cap Growth HLS Fund	54,446,050	60,981,286	—	—	505,042,189	620,469,525
Small Company HLS Fund	43,713,662	39,671,273	—	—	191,870,414	275,255,349
Stock HLS Fund	2,202,174	49,235,226	—	—	578,068,924	629,506,324
Total Return Bond HLS Fund	113,820,691	—	—	(2,095,947)	89,878,339	201,603,083
Ultrashort Bond HLS Fund	4,981,734	—	(11,141,138)	—	2,236,161	(3,923,243)

d)

Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as adjustments to prior year accumulated balances, adjustments due to mergers and redemption in-kind transactions. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or

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December 31, 2020

from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2020, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital Stock and Paid-in-Capital	Distributable Earnings (Loss)
Balanced HLS Fund	$(13,100)	$13,100
Capital Appreciation HLS Fund	(22,508)	22,508
Disciplined Equity HLS Fund	9,717,981	(9,717,981)
Dividend and Growth HLS Fund	2,039,343	(2,039,343)
MidCap HLS Fund	1,122,851	(1,122,851)
Small Company HLS Fund	(3,911,727)	3,911,727
Total Return Bond HLS Fund	17,079,873	(17,079,873)
Ultrashort Bond HLS Fund	10,811,447	(10,811,447)

e)

Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at December 31, 2020 is different from book purposes primarily due to wash sale loss deferrals, Passive Foreign Investment Companies (“PFICs”) mark-to market adjustments, partnership adjustments and non-taxable distributions from underlying investments. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation was also different from book purposes primarily due to wash sale loss deferrals and mark-to-market adjustments on swaps, forwards, futures and options, PFICs, partnership adjustments and nontaxable distributions from underlying investments. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Balanced HLS Fund	$1,513,641,139	$556,711,594	$(13,104,249)	$543,607,345
Capital Appreciation HLS Fund	3,414,311,949	1,180,937,655	(53,337,865)	1,127,599,790
Disciplined Equity HLS Fund	2,335,390,341	820,035,017	(8,952,239)	811,082,778
Dividend and Growth HLS Fund	2,273,721,479	1,264,586,186	(34,602,870)	1,229,983,316
Healthcare HLS Fund	160,328,999	76,654,016	(3,438,482)	73,215,534
International Opportunities HLS Fund	886,760,295	347,879,297	(2,528,121)	345,351,176
MidCap HLS Fund	1,820,720,037	725,053,322	(17,286,208)	707,767,114
Small Cap Growth HLS Fund	924,812,753	532,018,004	(26,975,815)	505,042,189
Small Company HLS Fund	421,922,203	199,308,731	(7,438,317)	191,870,414
Stock HLS Fund	909,343,254	578,044,283	—	578,044,283
Total Return Bond HLS Fund	2,842,241,691	126,789,074	(36,882,459)	89,906,615
Ultrashort Bond HLS Fund	763,558,314	2,331,056	(94,895)	2,236,161

f)	Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period.

At December 31, 2020 (tax year end), each Fund’s capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
International Opportunities HLS Fund	$30,718,898	$—
Ultrashort Bond HLS Fund	51,233	11,089,905

Balanced HLS Fund, Capital Appreciation HLS Fund, Disciplined Equity HLS Fund, Dividend and Growth HLS Fund, Healthcare HLS Fund, MidCap HLS Fund, Small Cap Growth HLS Fund, Small Company HLS Fund and Stock HLS Fund had no capital loss carryforwards for U.S. federal income tax purposes as of December 31, 2020.

During the year ended December 31, 2020, the Total Return Bond HLS Fund and Ultrashort HLS Fund utilized $17,169,893 and $248,103 of prior year capital loss carryforwards, respectively.

g)

Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC (“HFMC”) reviews each Fund’s tax positions for all open tax years. As of December 31, 2020, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended December 31, 2020, the Funds did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

136

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2020

7.	Expenses:

a)

Investment Management Agreement – HFMC serves as each Fund’s investment manager. Each Company, on behalf of its respective Funds has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund, in accordance with the Fund’s investment objective and policies. HFMC pays a sub-advisory fee to Wellington Management out of its management fee.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of December 31, 2020; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Balanced HLS Fund(1)	0.6800% on first $250 million and;
0.6550% on next $250 million and;
0.6450% on next $500 million and;
0.5950% on next $4 billion and;
0.5925% on next $5 billion and;
0.5900% over $10 billion

Capital Appreciation HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6200% on next $2.5 billion and;
0.6150% on next $5 billion and;
0.6100% over $10 billion

Disciplined Equity HLS Fund	0.6000% on first $1 billion and;
0.5500% on next $4 billion and;
0.5300% on next $5 billion and;
0.5000% over $10 billion

Dividend and Growth HLS Fund	0.6900% on first $250 million and;
0.6425% on next $250 million and;
0.6325% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6200% on next $2.5 billion and;
0.6150% on next $5 billion and;
0.6100% over $10 billion

Healthcare HLS Fund	0.8500% on first $250 million and;
0.8000% on next $250 million and;
0.7500% on next $4.5 billion and;
0.7475% on next $5 billion and;
0.7450% over $10 billion

International Opportunities HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6200% on next $2.5 billion and;
0.6150% on next $5 billion and;
0.6100% over $10 billion

MidCap HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $4 billion and;
0.6225% on next $5 billion and;
0.6200% over $10 billion

Small Cap Growth HLS Fund	0.7000% on first $100 million and;
0.6000% on next $4.9 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion

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December 31, 2020

Fund	Management Fee Rates

Small Company HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6000% on next $500 million and;
0.5500% on next $3.5 billion and;
0.5300% on next $5 billion and;
0.5200% over $10 billion

Stock HLS Fund	0.5250% on first $250 million and;
0.5000% on next $250 million and;
0.4750% on next $500 million and;
0.4500% on next $4 billion and;
0.4475% on next $5 billion and;
0.4450% over $10 billion

Total Return Bond HLS Fund	0.5250% on first $250 million and;
0.5000% on next $250 million and;
0.4750% on next $500 million and;
0.4500% on next $1.5 billion and;
0.4450% on next $2.5 billion and;
0.4300% on next $5 billion and;
0.4200% over $10 billion

Ultrashort Bond HLS Fund	0.4000% on first $5 billion and;
0.3800% on next $5 billion and;
0.3700% over $10 billion

(1)	HFMC contractually agreed to waive investment management fees of 0.03% of average daily net assets until April 30, 2021, for the Balanced HLS Fund.

From January 1, 2020 through September 17, 2020, the Disciplined Equity HLS Fund paid the rate set forth below to HFMC for investment management services rendered. The rate was accrued daily and paid monthly based on the Disciplined Equity HLS Fund’s average daily net assets.

Disciplined Equity HLS Fund	0.7500% on first $250 million and;
0.6500% on next $250 million and;
0.6000% on next $500 million and;
0.5800% on next $4 billion and;
0.5700% on next $5 billion and;
0.5600% over $10 billion

From January 1, 2020 through September 17, 2020, the Dividend and Growth HLS Fund paid the rate set forth below to HFMC for investment management services rendered. The rate was accrued daily and paid monthly based on the Dividend and Growth HLS Fund’s average daily net assets.

Dividend and Growth HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6200% on next $2.5 billion and;
0.6150% on next $5 billion and;
0.6100% over $10 billion

b)

Accounting Services Agreement – HFMC provides the Funds with accounting services pursuant to a fund accounting agreement by and between each Company, on behalf of its respective Funds, and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company (“State Street”). In consideration of services rendered and expenses assumed pursuant to the fund accounting agreement, each Fund pays HFMC a fee. Effective January 1, 2020, the fund accounting agreement with respect to each Fund was modified to reflect a new fee structure. Under this revised fee structure, HFMC is entitled to receive the following fee with respect to each Fund: the sub-accounting fee payable by HFMC to State Street plus the amount of expenses that HFMC allocates for providing the fund accounting services.

c)

Operating Expenses – Allocable expenses incurred by each Company are allocated to each series within such Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund.

d)

Fees Paid Indirectly – Hartford HLS Series Fund II, Inc., on behalf of Hartford Small Cap Growth HLS Fund, and Hartford Series Fund, Inc., on behalf of its series except Total Return Bond HLS Fund and Ultrashort Bond HLS Fund, have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Funds’ expenses. For the year ended December 31, 2020, these amounts, if any, are included in the Statements of Operations.

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December 31, 2020

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class IA	Class IB	Class IC
Balanced HLS Fund	0.63%	0.88%	N/A
Capital Appreciation HLS Fund	0.68%	0.93%	1.18%
Disciplined Equity HLS Fund	0.66%	0.91%	1.11%
Dividend and Growth HLS Fund	0.68%	0.93%	N/A
Healthcare HLS Fund	0.91%	1.16%	N/A
International Opportunities HLS Fund	0.76%	1.01%	N/A
MidCap HLS Fund	0.70%	0.95%	N/A
Small Cap Growth HLS Fund	0.67%	0.92%	N/A
Small Company HLS Fund	0.80%	1.06%	N/A
Stock HLS Fund	0.52%	0.77%	N/A
Total Return Bond HLS Fund	0.51%	0.76%	N/A
Ultrashort Bond HLS Fund	0.46%	0.71%	N/A

e)

Distribution Plans for Class IB and Class IC Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. Each Company, on behalf of its respective Funds, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IB shares and Hartford Series Fund, Inc., on behalf of certain Funds, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IC shares.

Pursuant to the Class IB Distribution Plans, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class IC Distribution Plans, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets of the Fund attributable to its Class IC shares for distribution financing activities.

Each Board has the authority to suspend or reduce these payments at any point in time. The distribution fees paid during the period can be found on the Statements of Operations. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the respective Company’s Board of Directors may determine.

f)

Administrative Services Fee for Class IC Shares – Certain Funds may pay an administrative services fee to third party insurance companies annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IC shares for recordkeeping and/or other administrative services provided to such Class IC shares. The total administrative services fees paid during the period are shown on the Statements of Operations. These fees are accrued daily and paid monthly.

g)

Other Related Party Transactions – Certain officers of each Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended December 31, 2020, a portion of each Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Balanced HLS Fund	$4,351
Capital Appreciation HLS Fund	9,169
Disciplined Equity HLS Fund	1,351
Dividend and Growth HLS Fund	6,586
Healthcare HLS Fund	499
International Opportunities HLS Fund	2,471
MidCap HLS Fund	4,307
Small Cap Growth HLS Fund	2,753
Small Company HLS Fund	1,093
Stock HLS Fund	3,097
Total Return Bond HLS Fund	4,595
Ultrashort Bond HLS Fund	969

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Pursuant to a sub-transfer agency agreement between HASCO and DST Asset Manager Solutions, Inc. (“DST”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by HASCO, not by the Funds. Each Fund pays HASCO a fixed fee annually, plus out of pocket expenses for providing such services. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.

139

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2020

For the year ended December 31, 2020, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class’ average daily net assets is as follows:

Fund	Class IA		Class IB		Class IC
Balanced HLS Fund	0.00	%*	0.00	%*	N/A
Capital Appreciation HLS Fund	0.00	%*	0.00	%*	0.00	%*
Disciplined Equity HLS Fund	0.00	%*	0.00	%*	0.00	%*
Dividend and Growth HLS Fund	0.00	%*	0.00	%*	N/A
Healthcare HLS Fund	0.00	%*	0.00	%*	N/A
International Opportunities HLS Fund	0.00	%*	0.00	%*	N/A
MidCap HLS Fund	0.00	%*	0.00	%*	N/A
Small Cap Growth HLS Fund	0.00	%*	0.00	%*	N/A
Small Company HLS Fund	0.00	%*	0.00	%*	N/A
Stock HLS Fund	0.00	%*	0.00	%*	N/A
Total Return Bond HLS Fund	0.00	%*	0.00	%*	N/A
Ultrashort Bond HLS Fund	0.00	%*	0.00	%*	N/A

*	Percentage rounds to zero

8.	Securities Lending:

Each Company has entered into a securities lending agency agreement (“lending agreement”) with Citibank, N.A. (“Citibank”). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. If a Fund security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; and cash collateral is invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned.

A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective. These events could also trigger adverse tax consequences for the Fund.

The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.

The following table presents the market value of the Funds’ securities on loan, net of amounts available for offset under the master netting arrangements and any related collateral received by the Funds as of December 31, 2020.

Fund	Investment Securities on Loan, at market value, Presented on the Statements of Assets and Liabilities(1)	Collateral Posted by Borrower(2)	Net Amount(3)
Balanced HLS Fund	$15,053,195	$(15,053,195)	$—
Capital Appreciation HLS Fund	28,051,833	(28,051,833)	—
Disciplined Equity HLS Fund	—	—	—
Dividend and Growth HLS Fund	—	—	—
Healthcare HLS Fund	1,700,789	(1,700,789)	—
International Opportunities HLS Fund	—	—	—
MidCap HLS Fund	16,771,175	(16,771,175)	—
Small Cap Growth HLS Fund	10,859,571	(10,859,571)	—
Small Company HLS Fund	10,891,496	(10,891,496)	—
Stock HLS Fund	—	—	—
Total Return Bond HLS Fund	7,552,753	(7,552,753)	—
Ultrashort Bond HLS Fund	—	—	—

(1)

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract.

(2)	Collateral received in excess of the market value of securities on loan is not presented in this table.
(3)	Net amount represents the net amount receivable due from the counterparty in the event of default.

140

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2020

The total cash and non-cash collateral received by each Fund in connection with securities lending transactions is presented below:

Fund	Cash Collateral	Non-Cash Collateral
Balanced HLS Fund	$15,133,986	$—
Capital Appreciation HLS Fund	29,221,273	702,594
Disciplined Equity HLS Fund	—	—
Dividend and Growth HLS Fund	—	—
Healthcare HLS Fund	1,764,059	—
International Opportunities HLS Fund	—	743,725
MidCap HLS Fund	16,871,653	—
Small Cap Growth HLS Fund	11,800,029	—
Small Company HLS Fund	8,502,795	3,135,018
Stock HLS Fund	—	—
Total Return Bond HLS Fund	7,753,033	—
Ultrashort Bond HLS Fund	—	—

9.	Secured Borrowings:

The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2020.

Certain Transfers Accounted For As Secured Borrowings

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Balanced HLS Fund
Securities Lending Transactions(1)
Common Stocks	$15,133,178	$—	$—	$—	$15,133,178
Corporate Bonds	808	—	—	—	808

Total Borrowings	$15,133,986	$—	$—	$—	$15,133,986

Gross amount of recognized liabilities for securities lending transactions					$15,133,986

Capital Appreciation HLS Fund
Securities Lending Transactions(1)
Common Stocks	$27,964,454	$—	$—	$—	$27,964,454
Exchange-Traded Funds	1,256,819	—	—	—	1,256,819

Total Borrowings	$29,221,273	$—	$—	$—	$29,221,273

Gross amount of recognized liabilities for securities lending transactions					$29,221,273

Healthcare HLS Fund
Securities Lending Transactions(1)
Common Stocks	$1,764,059	$—	$—	$—	$1,764,059

Total Borrowings	$1,764,059	$—	$—	$—	$1,764,059

Gross amount of recognized liabilities for securities lending transactions					$1,764,059

MidCap HLS Fund
Securities Lending Transactions(1)
Common Stocks	$16,871,653	$—	$—	$—	$16,871,653

Total Borrowings	$16,871,653	$—	$—	$—	$16,871,653

Gross amount of recognized liabilities for securities lending transactions					$16,871,653

Small Cap Growth HLS Fund
Securities Lending Transactions(1)
Common Stocks	$11,800,029	$—	$—	$—	$11,800,029

Total Borrowings	$11,800,029	$—	$—	$—	$11,800,029

Gross amount of recognized liabilities for securities lending transactions					$11,800,029

141

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2020

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Small Company HLS Fund
Securities Lending Transactions(1)
Common Stocks	$8,502,795	$—	$—	$—	$8,502,795

Total Borrowings	$8,502,795	$—	$—	$—	$8,502,795

Gross amount of recognized liabilities for securities lending transactions					$8,502,795

Total Return Bond HLS Fund
Securities Lending Transactions(1)
Corporate Bonds	$4,115,278	$—	$—	$—	$4,115,278
Municipal Bonds	3,637,755	—	—	—	3,637,755

Total Borrowings	$7,753,033	$—	$—	$—	$7,753,033

Gross amount of recognized liabilities for securities lending transactions					$7,753,033

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.

10.	Affiliated Security Transactions:

If a Fund owns 5% or more of the outstanding voting securities, either directly or indirectly, of a particular issuer, the 1940 Act deems such an issuer to be an “affiliate” of the Fund. As of and during the year ended December 31, 2020, Balanced HLS Fund, Capital Appreciation HLS Fund, Small Company HLS Fund, and Stock HLS Fund owned 5% or more of the outstanding voting securities of the issuers identified in the table below.

A summary of affiliate fund transactions for the year ended December 31, 2020 follows:

Affiliated Investments	Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation(1)	Ending Value as of December 31, 2020	Shares as of December 31, 2020	Dividend Income	Capital Gain Distributions
Balanced HLS Fund
Allstar Co.	$4,680,880	$—	$—	$—	$11,824,772	$13,925,618	11,702,200	$—	$—

Capital Appreciation HLS Fund
Allstar Co.	$3,380,680	$—	$—	$—	$8,540,225	$10,057,523	8,451,700	$—	$—

Small Company HLS Fund
Allstar Co.	$2,006,560	$—	$—	$—	$5,068,943	$5,969,516	5,016,400	$—	$—

Stock HLS Fund
Allstar Co.	$3,776,040	$—	$—	$—	$9,538,978	$11,233,719	9,440,100	$—	$—

(1)	Includes return of capital.

11.	Investment Transactions:

For the year ended December 31, 2020, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Balanced HLS Fund	$629,443,667	$890,700,588	$189,464,075	$165,293,773	$818,907,742	$1,055,994,361
Capital Appreciation HLS Fund	3,178,373,025	3,797,111,322	—	—	3,178,373,025	3,797,111,322
Disciplined Equity HLS Fund	311,018,715	502,391,156	—	—	311,018,715	502,391,156
Dividend and Growth HLS Fund	715,031,729	1,015,584,268	—	—	715,031,729	1,015,584,268
Healthcare HLS Fund	89,266,322	133,935,580	—	—	89,266,322	133,935,580
International Opportunities HLS Fund	1,144,777,326	1,322,578,466	—	—	1,144,777,326	1,322,578,466
MidCap HLS Fund	977,983,300	1,397,770,053	—	—	977,983,300	1,397,770,053
Small Cap Growth HLS Fund	740,195,532	995,914,250	—	—	740,195,532	995,914,250
Small Company HLS Fund	519,529,698	594,424,069	—	—	519,529,698	594,424,069
Stock HLS Fund	200,460,847	368,743,679	—	—	200,460,847	368,743,679
Total Return Bond HLS Fund	864,604,209	731,506,164	671,906,492	567,466,427	1,536,510,701	1,298,972,591
Ultrashort Bond HLS Fund	332,328,407	230,069,599	75,836,172	91,813,477	408,164,579	321,883,076

142

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2020

12.	Capital Share Transactions:

The following information is for the year ended December 31, 2020, and the year ended December 31, 2019:

	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Balanced HLS Fund
Class IA
Shares Sold	463,624	$13,833,883	370,207	$11,072,683
Shares Issued for Reinvested Dividends	3,884,716	117,833,855	6,502,840	185,511,739
Shares Redeemed	(8,115,089)	(236,999,427)	(8,291,111)	(248,180,201)

Net Increase (Decrease)	(3,766,749)	(105,331,689)	(1,418,064)	(51,595,779)

Class IB
Shares Sold	182,220	$5,357,315	89,913	$2,736,736
Shares Issued for Reinvested Dividends	492,030	15,165,622	821,698	23,789,456
Shares Redeemed	(1,160,144)	(34,724,037)	(1,116,398)	(33,903,098)

Net Increase (Decrease)	(485,894)	(14,201,100)	(204,787)	(7,376,906)

Total Net Increase (Decrease)	(4,252,643)	$(119,532,789)	(1,622,851)	$(58,972,685)

Capital Appreciation HLS Fund
Class IA
Shares Sold	721,760	$30,111,727	442,603	$19,657,868
Shares Issued for Reinvested Dividends	6,153,343	302,064,553	10,575,503	453,254,297
Shares Redeemed	(12,824,006)	(588,774,139)	(16,294,013)	(749,541,968)

Net Increase (Decrease)	(5,948,903)	(256,597,859)	(5,275,907)	(276,629,803)

Class IB
Shares Sold	77,971	$3,386,267	89,487	$3,963,852
Shares Issued for Reinvested Dividends	763,653	36,702,247	1,327,697	55,760,662
Shares Redeemed	(1,752,071)	(79,080,131)	(1,925,404)	(86,699,371)

Net Increase (Decrease)	(910,447)	(38,991,617)	(508,220)	(26,974,857)

Class IC
Shares Sold	109,094	$4,638,398	77,205	$3,513,879
Shares Issued for Reinvested Dividends	57,916	2,791,605	94,517	3,992,375
Shares Redeemed	(167,473)	(7,317,160)	(100,769)	(4,537,643)

Net Increase (Decrease)	(463)	112,843	70,953	2,968,611

Total Net Increase (Decrease)	(6,859,813)	$(295,476,633)	(5,713,174)	$(300,636,049)

Disciplined Equity HLS Fund
Class IA
Shares Sold	871,713	$13,103,167	611,641	$8,940,276
Issued in Merger	129,357,267	1,984,198,184	—	—
Shares Issued for Reinvested Dividends	3,082,442	49,655,221	4,665,126	66,982,886
Shares Redeemed	(13,965,491)	(222,397,851)	(6,262,868)	(96,972,372)

Net Increase (Decrease)	119,345,931	1,824,558,721	(986,101)	(21,049,210)

Class IB
Shares Sold	349,171	$5,277,671	197,355	$2,940,251
Issued in Merger	18,002,182	271,721,336	—	—
Shares Issued for Reinvested Dividends	414,463	6,547,645	648,866	9,168,659
Shares Redeemed	(2,529,397)	(39,629,490)	(849,660)	(12,966,500)

Net Increase (Decrease)	16,236,419	243,917,162	(3,439)	(857,590)

Class IC(1)
Shares Sold	117,394	$1,880,604	—	$—
Issued in Merger	4,834,998	74,163,528	—	—
Shares Issued for Reinvested Dividends	6,875	117,970	—	—
Shares Redeemed	(448,131)	(7,235,901)	—	—

Net Increase (Decrease)	4,511,136	68,926,201	—	—

Total Net Increase (Decrease)	140,093,486	$2,137,402,084	(989,540)	$(21,906,800)

143

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2020

	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Dividend and Growth HLS Fund
Class IA
Shares Sold	4,782,749	$93,344,076	2,171,062	$47,176,118
Issued in Merger	13,589,222	269,867,004	—	—
Shares Issued for Reinvested Dividends	9,126,278	188,905,832	18,976,398	380,717,264
Shares Redeemed	(19,396,365)	(392,709,464)	(19,882,805)	(436,905,756)

Net Increase (Decrease)	8,101,884	159,407,448	1,264,655	(9,012,374)

Class IB
Shares Sold	408,486	$7,910,412	268,745	$5,804,583
Issued in Merger	2,450,597	48,281,905	—	—
Shares Issued for Reinvested Dividends	1,166,860	23,940,435	2,566,659	51,049,426
Shares Redeemed	(3,207,847)	(65,102,417)	(2,930,032)	(63,812,310)

Net Increase (Decrease)	818,096	15,030,335	(94,628)	(6,958,301)

Total Net Increase (Decrease)	8,919,980	$174,437,783	1,170,027	$(15,970,675)

Healthcare HLS Fund
Class IA
Shares Sold	983,895	$22,817,641	781,044	$17,515,748
Shares Issued for Reinvested Dividends	1,521,984	32,813,967	1,181,032	23,301,756
Shares Redeemed	(2,612,369)	(58,049,269)	(6,003,232)	(139,008,140)

Net Increase (Decrease)	(106,490)	(2,417,661)	(4,041,156)	(98,190,636)

Class IB
Shares Sold	83,624	$1,818,539	52,502	$1,098,605
Shares Issued for Reinvested Dividends	402,553	7,990,683	301,351	5,559,926
Shares Redeemed	(396,797)	(8,560,073)	(336,728)	(7,069,613)

Net Increase (Decrease)	89,380	1,249,149	17,125	(411,082)

Total Net Increase (Decrease)	(17,110)	$(1,168,512)	(4,024,031)	$(98,601,718)

International Opportunities HLS Fund
Class IA
Shares Sold	3,733,213	$58,178,266	3,670,173	$57,219,180
Shares Issued for Reinvested Dividends	1,070,393	18,153,869	3,993,125	59,417,697
Shares Redeemed	(14,857,669)	(224,032,772)	(13,599,042)	(213,803,290)

Net Increase (Decrease)	(10,054,063)	(147,700,637)	(5,935,744)	(97,166,413)

Class IB
Shares Sold	622,719	$9,711,097	470,421	$7,388,314
Shares Issued for Reinvested Dividends	116,682	2,009,265	462,454	6,983,056
Shares Redeemed	(1,593,271)	(25,857,411)	(1,421,238)	(22,687,414)

Net Increase (Decrease)	(853,870)	(14,137,049)	(488,363)	(8,316,044)

Total Net Increase (Decrease)	(10,907,933)	$(161,837,686)	(6,424,107)	$(105,482,457)

MidCap HLS Fund
Class IA
Shares Sold	7,840,237	$280,770,150	3,379,056	$132,078,823
Issued in Merger	7,689,933	268,563,986	—	—
Shares Issued for Reinvested Dividends	4,755,353	177,950,463	8,523,595	301,703,983
Shares Redeemed	(19,145,157)	(692,739,283)	(10,684,124)	(416,937,937)

Net Increase (Decrease)	1,140,366	34,545,316	1,218,527	16,844,869

Class IB
Shares Sold	101,031	$3,526,835	119,757	$4,628,774
Issued in Merger	2,059,953	69,216,484	—	—
Shares Issued for Reinvested Dividends	160,481	5,921,123	238,418	8,149,131
Shares Redeemed	(445,822)	(15,478,345)	(272,338)	(10,355,932)

Net Increase (Decrease)	1,875,643	63,186,097	85,837	2,421,973

Total Net Increase (Decrease)	3,016,009	$97,731,413	1,304,364	$19,266,842

144

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2020

	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Small Cap Growth HLS Fund
Class IA
Shares Sold	12,905,007	$408,467,832	4,705,468	$138,725,195
Shares Issued for Reinvested Dividends	905,166	26,838,172	5,121,450	130,596,983
Shares Redeemed	(13,831,962)	(401,010,236)	(7,759,736)	(238,252,546)

Net Increase (Decrease)	(21,789)	34,295,768	2,067,182	31,069,632

Class IB
Shares Sold	1,326,101	$35,875,838	1,357,735	$39,797,023
Shares Issued for Reinvested Dividends	464,566	13,179,751	2,576,170	63,116,174
Shares Redeemed	(9,636,215)	(309,485,039)	(2,618,822)	(78,112,025)

Net Increase (Decrease)	(7,845,548)	(260,429,450)	1,315,083	24,801,172

Total Net Increase (Decrease)	(7,867,337)	$(226,133,682)	3,382,265	$55,870,804

Small Company HLS Fund
Class IA
Shares Sold	1,913,031	$40,535,223	2,903,171	$59,916,505
Shares Issued for Reinvested Dividends	2,771,599	57,898,706	5,501,448	100,841,539
Shares Redeemed	(131,137,236)	(224,841,016)	(6,154,407)	(128,043,271)
Shares Redeemed-In-Kind	118,163,289	8,160,448	—	—

Net Increase (Decrease)	(8,289,317)	(118,246,639)	2,250,212	32,714,773

Class IB
Shares Sold	306,996	$5,854,788	193,635	$3,651,196
Shares Issued for Reinvested Dividends	430,749	7,955,937	608,025	10,050,660
Shares Redeemed	(739,598)	(14,116,137)	(736,416)	(14,145,202)

Net Increase (Decrease)	(1,853)	(305,412)	65,244	(443,346)

Total Net Increase (Decrease)	(8,291,170)	$(118,552,051)	2,315,456	$32,271,427

Stock HLS Fund
Class IA
Shares Sold	128,003	$11,104,343	88,143	$8,024,102
Shares Issued for Reinvested Dividends	1,177,561	105,830,873	1,498,758	133,049,130
Shares Redeemed	(1,925,885)	(170,878,722)	(2,116,151)	(190,491,309)

Net Increase (Decrease)	(620,321)	(53,943,506)	(529,250)	(49,418,077)

Class IB
Shares Sold	24,218	$2,147,184	24,363	$2,198,146
Shares Issued for Reinvested Dividends	111,445	9,984,196	143,656	12,720,819
Shares Redeemed	(224,707)	(19,952,176)	(259,517)	(23,318,016)

Net Increase (Decrease)	(89,044)	(7,820,796)	(91,498)	(8,399,051)

Total Net Increase (Decrease)	(709,365)	$(61,764,302)	(620,748)	$(57,817,128)

Total Return Bond HLS Fund
Class IA
Shares Sold	20,755,656	$245,650,273	10,292,709	$115,993,996
Issued in Merger	14,803,748	174,093,559	—	—
Shares Issued for Reinvested Dividends	6,284,955	73,659,677	6,510,117	74,150,238
Shares Redeemed	(29,332,474)	(340,396,565)	(27,038,343)	(303,528,466)

Net Increase (Decrease)	12,511,885	153,006,944	(10,235,517)	(113,384,232)

Class IB
Shares Sold	1,645,801	$19,277,272	1,022,576	$11,476,151
Issued in Merger	4,561,022	53,376,276	—	—
Shares Issued for Reinvested Dividends	685,542	8,000,272	705,771	8,003,440
Shares Redeemed	(3,405,677)	(39,470,211)	(2,997,668)	(33,501,141)

Net Increase (Decrease)	3,486,688	41,183,609	(1,269,321)	(14,021,550)

Total Net Increase (Decrease)	15,998,573	$194,190,553	(11,504,838)	$(127,405,782)

145

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2020

	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Ultrashort Bond HLS Fund
Class IA
Shares Sold	8,591,367	$87,618,814	6,425,360	$65,532,098
Issued in Merger	28,051,003	283,115,967	—	—
Shares Issued for Reinvested Dividends	922,529	9,308,313	785,430	7,948,551
Shares Redeemed	(11,084,794)	(112,618,470)	(11,863,152)	(120,750,652)

Net Increase (Decrease)	26,480,105	267,424,624	(4,652,362)	(47,270,003)

Class IB
Shares Sold	1,920,976	$19,540,532	867,804	$8,845,950
Issued in Merger	5,629,838	56,835,464	—	—
Shares Issued for Reinvested Dividends	120,975	1,220,637	95,306	964,500
Shares Redeemed	(2,358,660)	(23,936,591)	(1,777,491)	(18,100,079)

Net Increase (Decrease)	5,313,129	53,660,042	(814,381)	(8,289,629)

Total Net Increase (Decrease)	31,793,234	$321,084,666	(5,466,743)	$(55,559,632)

(1)	Commenced operations on September 18, 2020.

13.	Redemption In-Kind:

In certain circumstances, a Fund may distribute portfolio securities as payment for redemption of Fund shares (redemption in-kind). For financial reporting purposes, a Fund will recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund will recognize a loss if the cost exceeds value. Gains and losses realized on redemptions in-kind are not recognized for tax purposes, and are re-classified from realized gain (loss) to paid-in-capital.

During the year ended December 31, 2020, 8,160,448 shares of the Small Company HLS Fund were redeemed in-kind. A net realized loss of $2,469,075 on investments delivered through the in-kind redemption is included in realized gain (loss) on the Statements of Operations.

14.	Fund Reorganizations:

At a meeting held on June 16-17, 2020, the Boards of Directors of each Company approved an Agreement and Plan of Reorganization that provided for the reorganization of each Acquired Fund (each an “Acquired Fund”) identified below into the corresponding Acquiring Fund identified below (each an “Acquiring Fund”) (each a “Reorganization” and collectively, the “Reorganizations”).

Pursuant to the terms of an Agreement and Plan of Reorganization, after the close of business on the dates set forth in the table below, each Acquired Fund transferred all of its assets to the corresponding Acquiring Fund, in exchange for shares of the corresponding Acquiring Fund and the assumption of all of the liabilities of the Acquired Fund by the corresponding Acquiring Fund.

Acquired Fund	Corresponding Acquiring Fund	Closing Date
Global Growth HLS Fund	Disciplined Equity HLS Fund	September 18, 2020
Growth Opportunities HLS Fund	Disciplined Equity HLS Fund	September 18, 2020
Value HLS Fund	Dividend and Growth HLS Fund	September 18, 2020
MidCap Growth HLS Fund	MidCap HLS Fund	September 18, 2020
MidCap Value HLS Fund	MidCap HLS Fund	September 18, 2020
High Yield HLS Fund	Total Return Bond HLS Fund	September 25, 2020
U.S. Government Securities HLS Fund	Ultrashort Bond HLS Fund	September 25, 2020

Some of the investments held by an Acquired Fund may have been purchased or sold prior to the Reorganization for the purpose of complying with the anticipated investment policies or limitations of the corresponding Acquiring Fund after the Reorganization. With respect to each Reorganization, the Acquired Fund bore the costs of the Reorganization.

146

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2020

a)

Disciplined Equity HLS Fund – After the close of business on September 18, 2020, the consummation of the Reorganization was accomplished by a tax-free exchange of shares of the Disciplined Equity HLS Fund in the following amounts:

Share Class	Net Assets of the Global Growth HLS Fund as of the close of business on September 18, 2020 (“Reorganization Date”)	Shares of the Global Growth HLS Fund as of the Reorganization Date	Net Assets of the Growth Opportunities HLS Fund as of the Reorganization Date	Shares of the Growth Opportunities HLS Fund as of the Reorganization Date	Value of Shares Issued by the Disciplined Equity HLS Fund	Shares Issued by the Disciplined Equity HLS Fund	Net Assets of the Disciplined Equity HLS Fund immediately after the Reorganization
Class IA	$468,474,190	21,571,308	$1,515,723,995	48,679,642	$1,984,198,185	129,357,267	$2,526,977,916
Class IB	84,268,146	3,938,551	187,453,189	6,692,667	271,721,335	18,002,182	346,159,731
Class IC	—	—	74,163,528	2,550,987	74,163,528	4,834,998	74,163,528

	$552,742,336	25,509,859	$1,777,340,712	57,923,296	$2,330,083,048	152,194,447	$2,947,301,175

Each shareholder of a share class of an Acquired Fund received shares of the same share class of the corresponding Acquiring Fund with the same class designation and at the respective class NAV, as determined on the Reorganization Date. Class IC of the corresponding Acquiring Fund commenced operations on September 18, 2020.

As of the Reorganization Date, the Global Growth HLS Fund and the Growth Opportunities HLS Fund had investments valued at $509,037,482 and $1,759,672,423 with a cost basis of $435,135,424 and $1,593,483,949, respectively. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Disciplined Equity HLS Fund were recorded at fair value; however, the cost basis of the investments received by the Disciplined Equity HLS Fund from the Global Growth HLS Fund and the Growth Opportunities HLS Fund were carried forward to align ongoing reporting of the Disciplined Equity HLS Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Disciplined Equity HLS Fund immediately after the acquisition were $2,947,301,175 which included $240,090,532 of acquired unrealized appreciation.

Assuming the Reorganization had been completed on January 1, 2020, the Disciplined Equity HLS Fund’s pro-forma results of operations for the year ended December 31, 2020 are as follows:

Net investment income	$8,042,586
Net realized and unrealized gain (loss) on investments	1,080,476,058

Net increase (decrease) in net assets from operations	$1,088,518,644

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Global Growth HLS Fund and the Growth Opportunities HLS Fund that have been included in the Disciplined Equity HLS Fund’s Statement of Operations since the closing date.

b)

Dividend and Growth HLS Fund – After the close of business on September 18, 2020, the consummation of the Reorganization was accomplished by a tax-free exchange of shares of the Dividend and Growth HLS Fund in the following amounts:

Share Class	Net Assets of the Value HLS Fund as of the close of business on September 18, 2020 (“Reorganization Date”)	Shares of the Value HLS Fund as of the Reorganization Date	Value of Shares Issued by the Dividend and Growth HLS Fund	Shares Issued by the Dividend and Growth HLS Fund	Net Assets of the Dividend and Growth HLS Fund immediately after the Reorganization
Class IA	$269,867,004	25,055,740	$269,867,004	13,589,222	$2,847,310,971
Class IB	48,281,905	4,490,676	48,281,905	2,450,597	381,074,892

	$318,148,909	29,546,416	$318,148,909	16,039,819	$3,228,385,863

Each shareholder of a share class of the Acquired Fund received shares of the same share class of the corresponding Acquiring Fund with the same class designation and at the respective class NAV, as determined on the Reorganization Date.

As of the Reorganization Date, the Value HLS Fund had investments valued at $311,172,449 with a cost basis of $272,347,468. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Dividend and Growth HLS Fund were recorded at fair value; however, the cost basis of the investments received by the Dividend and Growth HLS Fund from the Value HLS Fund were carried forward to align ongoing reporting of the Dividend and Growth HLS Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Dividend and Growth HLS Fund immediately after the acquisition were $3,228,385,863 which included $38,824,981 of acquired unrealized appreciation.

147

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2020

Assuming the Reorganization had been completed on January 1, 2020, the Dividend and Growth HLS Fund pro-forma results of operations for the year ended December 31, 2020 are as follows:

Net investment income	$62,746,262
Net realized and unrealized gain (loss) on investments	139,173,545

Net increase (decrease) in net assets from operations	$201,919,807

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Value HLS Fund that have been included in the Dividend and Growth HLS Fund’s Statement of Operations since the closing date.

c)

MidCap HLS Fund – After the close of business on September 18, 2020, the consummation of the Reorganization was accomplished by a tax-free exchange of shares of the MidCap HLS Fund in the following amounts:

Share Class	Net Assets of the MidCap Growth HLS Fund as of the close of business on September 18, 2020 (“Reorganization Date”)	Shares of the MidCap Growth HLS Fund as of the Reorganization Date	Net Assets of the MidCap Value HLS Fund as of the Reorganization Date	Shares of the MidCap Value HLS Fund as of the Reorganization Date	Value of Shares Issued by the MidCap HLS Fund	Shares Issued By the MidCap HLS Fund	Net Assets of the MidCap HLS Fund Immediately after the Reorganization
Class IA	$84,920,061	13,187,029	$183,643,925	22,130,494	$268,563,986	7,689,933	$1,968,833,578
Class IB	14,916,313	2,347,644	54,300,171	6,589,510	69,216,484	2,059,953	115,904,203

	$99,836,374	15,534,673	$237,944,096	28,720,004	$337,780,470	9,749,886	$2,084,737,781

Each shareholder of a share class of an Acquired Fund received shares of the same share class of the corresponding Acquiring Fund with the same class designation and at the respective class NAV, as determined on the Reorganization Date.

As of the Reorganization Date, the MidCap Growth HLS Fund and the MidCap Value HLS Fund had investments valued at $98,292,819 and $238,516,719 with a cost basis of $97,390,868 and $243,310,956. For financial reporting purposes, assets received, liabilities assumed and shares issued by the MidCap HLS Fund were recorded at fair value; however, the cost basis of the investments received by the MidCap HLS Fund from of the MidCap Growth HLS Fund and the MidCap Value HLS Fund were carried forward to align ongoing reporting of the MidCap HLS Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the MidCap HLS Fund immediately after the acquisition were $2,084,737,781 which included $3,892,286 of acquired unrealized depreciation.

Assuming the Reorganization had been completed on January 1, 2020, the MidCap HLS Fund’s pro-forma results of operations for the year ended December 31, 2020 are as follows:

Net investment income	$2,086,167
Net realized and unrealized gain (loss) on investments	450,580,925

Net increase (decrease) in net assets from operations	$452,667,092

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the MidCap Growth HLS Fund and MidCap Value HLS Fund that have been included in the MidCap HLS Fund’s Statement of Operations since the closing date.

d)

Total Return Bond HLS Fund – After the close of business on September 25, 2020, the consummation of the Reorganization was accomplished by a tax-free exchange of shares of the Total Return Bond HLS Fund in the following amounts:

Share Class	Net Aassets of the High Yield HLS Fund as of the close of business on September 25, 2020 (“Reorganization Date”)	Shares of the High Yield HLS Fund as of the Reorganization Date	Value of Shares Issued by the Total Return Bond HLS Fund	Shares Issued by the Total Return Bond HLS Fund	Net Assets of the Total Return Bond HLS Fund immediately after the Reorganization
Class IA	$174,093,559	23,403,628	$174,093,559	14,803,748	$2,039,139,061
Class IB	53,376,276	7,301,141	53,376,276	4,561,022	268,126,588

Total	$227,469,835	30,704,769	$227,469,835	19,364,770	$2,307,265,649

Each shareholder of a share class of the Acquired Fund received shares of the same share class of the corresponding Acquiring Fund with the same class designation and at the respective class NAV, as determined on the Reorganization Date.

148

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2020

As of the Reorganization Date, the High Yield HLS Fund had investments valued at $9,865,236 with a cost basis of $13,300,818. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Total Return Bond HLS Fund were recorded at fair value; however, the cost basis of the investments received by the Total Return Bond HLS Fund from the High Yield HLS Fund were carried forward to align ongoing reporting of the Total Return Bond HLS Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Total Return Bond HLS Fund immediately after the acquisition were $2,307,265,649 which included $3,435,582 of acquired unrealized depreciation.

Assuming the Reorganization had been completed on January 1, 2020, the Total Return Bond HLS Fund’s pro-forma results of operations for the year ended December 31, 2020 are as follows:

Net investment income	$58,472,946
Net realized and unrealized gain (loss) on investments	119,351,581

Net increase (decrease) in net assets from operations	$177,824,527

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the High Yield HLS Fund that have been included in the Total Return Bond HLS Fund’s Statement of Operations since the closing date.

e)

Ultrashort Bond HLS Fund – After the close of business on September 25, 2020, the consummation of the Reorganization was accomplished by a tax-free exchange of shares of the Ultrashort Bond HLS Fund in the following amounts:

Share Class	Net Assets of the U.S. Government Securities HLS Fund as of the close of business on September 25, 2020 (“Reorganization Date”)	Shares of the U.S. Government Securities HLS Fund as of the Reorganization Date	Value of Shares Issued by the Ultrashort Bond HLS Fund	Shares Issued by the Ultrashort Bond HLS Fund	Net Assets of the Ultrashort Bond HLS Fund immediately after the Reorganization
Class IA	$283,115,967	26,838,069	$283,115,967	28,051,003	$675,575,692
Class IB	56,835,464	5,378,683	56,835,464	5,629,838	111,836,168

	$339,951,431	32,216,752	$339,951,431	33,680,841	$787,411,860

Each shareholder of a share class of the Acquired Fund received shares of the same share class of the corresponding Acquiring Fund with the same class designation and at the respective class NAV, as determined on the Reorganization Date.

As of the Reorganization Date, the U.S. Government Securities HLS Fund had short term investments valued at $334,627,671 with a cost basis of $334,623,817. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Ultrashort Bond HLS Fund were recorded at fair value; however, the cost basis of the investments received by the Ultrashort Bond HLS Fund from the U.S. Government Securities HLS Fund were carried forward to align ongoing reporting of the Ultrashort Bond HLS Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Ultrashort Bond HLS Fund immediately after the acquisition were $787,411,860 which included $3,854 of acquired unrealized appreciation.

Assuming the Reorganization had been completed on January 1, 2020, the Ultrashort Bond HLS Fund’s pro-forma results of operations for the year ended December 31, 2020 are as follows:

Net investment income	$8,662,369
Net realized and unrealized gain (loss) on investments	16,133,324

Net increase (decrease) in net assets from operations	$24,795,693

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the U.S. Government Securities HLS Fund that have been included in the Ultrashort Bond HLS Fund’s Statement of Operations since the closing date.

15.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement dated March 5, 2020. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $350 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated ratably by assets based on a Fund’s actual net assets if the

149

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2020

Fund has total assets of less than or equal to $1.05 billion and for all other participating funds, based on the notional asset level of $1.05 billion. During and as of the year ended December 31, 2020, none of the Funds had borrowings under this facility.

16.	Indemnifications:

Under each Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, each Company, on behalf of each Fund, may enter into contracts that contain a variety of indemnifications. Each Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, each Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

17.	Recent Accounting Pronouncement:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements.

ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management has adopted this guidance and it did not have a material impact on the Funds’ financial statements.

In March 2020, FASB issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing LIBOR or another reference rate that is expected to be discontinued due to reference rate reform. The ASU is effective as of March 12, 2020 and generally can be applied through December 31, 2022. Management is evaluating the underlying securities referencing LIBOR or another reference rate that is expected to be discontinued over the period of time the ASU is effective.

18.	Change in Independent Registered Public Accounting Firm:

On November 6, 2019, the Companies, on behalf of their respective Funds, dismissed Ernst & Young LLP (“EY”) as the Funds’ independent registered public accounting firm effective upon the issuance of EY’s report on the Funds’ financial statements as of and for the fiscal year ended December 31, 2019. EY’s report on the Funds’ financial statements for the fiscal periods ended December 31, 2018 and December 31, 2019 contained no adverse opinion or disclaimer of opinion nor was EY’s report qualified or modified as to uncertainty, audit scope or accounting principles. During the Funds’ fiscal periods ended on December 31, 2018 and December 31, 2019 and through February 26, 2020 (the “Covered Period”), (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for the Covered Period, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On November 6, 2019, the Audit Committee of each Company’s Board of Directors participated in and approved the decision to engage PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Funds for the fiscal year ended December 31, 2020. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Companies or their respective Boards of Directors with the performance of the Funds’ prior independent registered public accounting firm, EY. During the Covered Period, neither the Funds, nor anyone on their behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

19.	Subsequent Events:

In connection with the preparation of the financial statements of the Funds as of and for the year ended December 31, 2020, events and transactions subsequent to December 31, 2020, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure.

150

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and Shareholders of Hartford Balanced HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Healthcare HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Ultrashort Bond HLS Fund, and Hartford Small Cap Growth HLS Fund.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Hartford Balanced HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Healthcare HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Ultrashort Bond HLS Fund (constituting Hartford Series Fund, Inc.) and Hartford Small Cap Growth HLS Fund (constituting Hartford HLS Series Fund II, Inc.) (hereafter collectively referred to as the “Funds”) as of December 31, 2020, the related statements of operations for the year ended December 31, 2020, the statements of changes in net assets for the year ended December 31, 2020, including the related notes, and the financial highlights for the year or period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for the year or period ended December, 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended December 31, 2019 and the financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the statements of changes in net assets and financial highlights) were audited by other auditors whose report dated February 25, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2021

We have served as the auditor of one or more Hartford Funds investment companies since 2020.

151

Hartford HLS Funds

Directors and Officers of Each Company (Unaudited)

Each of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each a, “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of each Company as of December 31, 2020. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS

HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	73	Ms. Ackermann served as a Director of Dynegy, Inc. from October 2012 until its acquisition in by Vistra Energy Corporation in 2018, and since that time she has served as a Director of Vistra. Ms. Ackermann serves as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.

ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	73	Ms. Beery serves as an independent Director of UMB Financial Corporation (January 2015 to present), has chaired the Compensation Committee since April 2017, and serves on the Audit Committee and the Risk Committee.

LYNN S. BIRDSONG (1946)	Director and Chair of the Board	Director since 2003; Chair of the Board since August 2019	From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm.	73	None

DERRICK D. CEPHAS (1952)	Director	Since 2020(4)	Mr. Cephas currently serves as Of Counsel to Squire Patton Boggs LLP, an international law firm with 45 offices in 20 countries. Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020).	73	Mr. Cephas currently serves a Director of Signature Bank, a New York-based commercial bank, and is a member of the Credit Committee, Examining Committee and Risk Committee.

CHRISTINE R. DETRICK (1958)	Director	Since 2016	Ms. Detrick served as a Senior Partner/Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	73	Ms. Detrick serves as a Director and Chair of the Nominating and Governance Committee of Reinsurance Group of America (from January 2014 to present). She also serves as a Director of Charles River Associates (May 2020 to present).

DUANE E. HILL(5) (1945)	Director	Since 2001(6) Since 2002(7)	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	73	None

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Hartford HLS Funds

Directors and Officers of Each Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

ANDREW A. JOHNSON (1962)	Director	Since 2020(4)	Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).	73	None

PAUL L. ROSENBERG (1953)	Director	Since 2020(4)	Mr. Rosenberg is a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to present).	73	None

LEMMA W. SENBET (1946)	Director	Since 2005	Dr. Senbet currently serves as the William E. Mayer Chair Professor of Finance in the Robert H. Smith School of Business at the University of Maryland, where he was chair of the Finance Department from 1998 to 2006. In June 2013, he began a sabbatical from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training, which he completed in 2018.	73	None

DAVID SUNG (1953)	Director	Since 2017	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	73	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).

OFFICERS AND INTERESTED DIRECTOR

JAMES E. DAVEY(8) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Mr. Davey has served in various positions within The Hartford and its subsidiaries and joined The Hartford in 2002. Additionally, Mr. Davey serves as Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”); Manager, Chairman of the Board, and President of Lattice Strategies LLC(“Lattice”); Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”); and Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”), each of which is an affiliate of HFMG.	73	None

ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015	Mr. Decker serves as Chief Compliance Officer and AML Compliance Officer of HASCO (since April 2015) and Vice President of HASCO (since April 2018). Mr. Decker serves as AML Officer of HFD (since May 2015). Mr. Decker also serves as Vice President of HFMG (since April 2018). Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015.	N/A	N/A

AMY N. FURLONG (1979)	Vice President and Treasurer	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004.	N/A	N/A

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Directors and Officers of Each Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice (2003 to 2016).	N/A	N/A

JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC; serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President of HFD (since December 2013), and has served as President and Chief Executive Officer of HFD (from April 2018 to June 2019).	N/A	N/A

VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer also serves as Senior Vice President-Investments of Lattice (since March 2019). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016	Ms. Pellegrino serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips is Deputy General Counsel for HFMG and currently serves as Vice President (since February 2017) and Assistant Secretary (since June 2017) for HFMG. Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
(2)

Each Director holds an indefinite term until his or her retirement, resignation, removal, or death. Directors generally must retire no later than December 31 of the year in which the Director turns 75 years of age. Each Fund officer generally serves until his or her resignation, removal, or death.

(3)

The portfolios of the “Fund Complex” are operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust, and Hartford Schroders Opportunistic Income Fund.

(4)	Effective November 2, 2020, Messrs. Cephas, Johnson, and Rosenberg were elected to the Board of each Company.
(5)	Effective December 31, 2020, Mr. Hill retired from the Board of Directors of each Company.
(6)	For Hartford Series Fund, Inc.
(7)	For Hartford HLS Series Fund II, Inc.
(8)	“Interested person,” as defined in the 1940 Act, of each Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

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Hartford HLS Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s Form N-PORT reports are available (1) without charge, upon request, by calling 888-843-7824, (2) on the Funds’ website, hartfordfunds.com, and (3) on the SEC’s website at http://www.sec.gov.

155

Hartford HLS Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Hartford Balanced HLS Fund

Hartford Capital Appreciation HLS Fund

Hartford Disciplined Equity HLS Fund

Hartford Dividend and Growth HLS Fund

Hartford Healthcare HLS Fund

Hartford International Opportunities HLS Fund

Hartford MidCap HLS Fund

Hartford Small Cap Growth HLS Fund

Hartford Small Company HLS Fund

Hartford Stock HLS Fund

Hartford Total Return Bond HLS Fund

Hartford Ultrashort Bond HLS Fund

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At their meeting held on August 4-5, 2020, the Boards of Directors (collectively, the “Board”) of Hartford Series Fund, Inc. (“HLS”) and Hartford HLS Series Fund II, Inc. (“HLS II”), including each of the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement (the “Management Agreement”) by and between each of HLS and HLS II, on behalf of each of their respective series listed above (each a “Fund” and collectively, the “Funds”), and Hartford Funds Management Company, LLC (“HFMC”); and (ii) the continuation of investment sub-advisory agreements (each, a “Sub-Advisory Agreement” and collectively with the Management Agreement, the “Agreements”) between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”), with respect to each Fund.

In the months preceding the August 4-5, 2020 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board and its committees at their meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Agreements that was presented at the Board’s meetings held on June 16-17, 2020 and August 4-5, 2020. Information provided to the Board and its committees at their meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The members of the Board also considered the materials and presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 16-17, 2020 and August 4-5, 2020 concerning the Agreements and at the special meeting of the Board’s Investment Committee on May 12, 2020 concerning Fund performance and other investment-related matters.

The Independent Directors, advised by independent legal counsel throughout the evaluation process, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating each Fund’s contractual management fees, actual management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Management Agreement.

In determining whether to approve the continuation of the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements. Throughout the evaluation process, the Board was assisted by counsel for the Funds. The Independent Directors were also separately assisted by independent legal counsel throughout the evaluation process. In connection with their deliberations, the Independent Directors met separately with independent legal counsel and the Consultant on June 12, 2020 and in executive session on several occasions to consider their responsibilities under relevant laws and regulations and to discuss the materials presented and other matters deemed relevant to their consideration of the approval of the continuation of the Agreements. As a result of the discussions that occurred during the June 12, 2020 and June 16-17, 2020 meetings, the Independent Directors presented HFMC with requests for additional information on certain topics. HFMC responded to these requests with written additional information in advance of the August 4-5, 2020 meeting. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.

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Hartford HLS Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as each Adviser’s willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the “Hartford funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford funds. In this regard, the Board took into account the Advisers’ communications with the Board in light of the market volatility amidst the coronavirus (“COVID-19”) pandemic.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures and compliance history and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the Funds’ liquidity risk management program, as well as the efforts of the Advisers to combat cybersecurity risks. The Board also considered HFMC’s investments in business continuity planning designed to benefit the Funds, and the implementation of HFMC’s business continuity plans due to the COVID-19 pandemic. The Board also noted HFMC’s commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes to the market, regulatory and control environments in which the Funds and their service providers operate, including changes associated with the COVID-19 pandemic.

With respect to HFMC, the Board noted that, under the Management Agreement, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to, or assumed by, the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford funds’ portfolio managers. The Board noted that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board considered HFMC’s oversight of the securities lending program for the Funds that engage in securities lending and noted the income earned by the Funds that participate in such program. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s oversight in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford funds product line-up. In this regard, the Board considered that, at its June 16-17, 2020 meeting, the Board approved HFMC’s proposal to reorganize certain Hartford funds that are series of HLS or HLS II into several Funds. The Board considered that HFMC is responsible for providing the Funds’ officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Funds, subject to oversight by HFMC, the Board considered, among other things, the Sub-adviser’s investment personnel, investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s). The Board also considered the Sub-adviser’s succession planning practices to ensure continuity of portfolio management services provided to the Funds.

The Board considered the benefits to shareholders of investing in a fund that is part of the family of Hartford funds. The Board considered HFMC’s efforts to provide investors in the Hartford funds with a broad range of investment styles and asset classes.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and the Sub-adviser.

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the

157

Hartford HLS Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

investment performance of each Fund to an appropriate universe of peer funds. The Board noted that while it found the comparative data provided by Broadridge generally useful in evaluating a Hartford fund’s investment performance, the Board recognized the limitations of such data, including, in particular, that notable differences may exist between a Hartford fund and its peers. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.

The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the continuation of the Agreements. These reports included, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance compared to one or more appropriate benchmarks and relevant groups or categories of peer funds, various statistics concerning the Fund’s portfolio, a narrative summary of various factors affecting Fund performance, and commentary on the effect of current and recent market conditions. The Board also noted that the Hartford Capital Appreciation HLS Fund uses a multiple sleeve structure whereby each sleeve uses a different investment style, and the Board considered the performance attributions of the underlying managers. The Board considered the Advisers’ work with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the continuation of the Agreements. The Board considered that the Investment Committee, in its evaluation of investment performance at meetings throughout the year, focused particular attention on information indicating less favorable performance of certain Hartford funds for specific time periods and discussed with the Advisers the reasons for such performance. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time and information provided by Broadridge analyzing the profitability of managers to other fund complexes. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees are paid by HFMC and not the Funds. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreements.

The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreement, including a description of the methodology used to allocate certain expenses. The Board noted that the Consultant, at the Independent Directors’ request, performed a full review of HFMC’s process for calculating and reporting Fund profitability consistent with similar periodic reviews previously performed by the Consultant. The Board noted the Consultant’s view that such process is reasonable, sound and consistent with common industry practice.

Based on these considerations, the Board concluded that the profits realized by the Advisers and their affiliates from their relationships with each Fund were not excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered the comparative information that had been provided at meetings on June 16-17, 2020 and August 4-5, 2020 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund and the amount of the management fee retained by HFMC, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and total expense ratios relative to an appropriate group of funds selected by Broadridge. The Board considered such information from Broadridge in consultation with the Consultant. For details regarding each Fund’s expenses, see the Fund-by-Fund synopsis below.

The Board considered the methodology used by Broadridge to select the funds included in the expense groups. While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given, among other differences, the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and views of the Consultant relating to each Fund’s fees and total operating expenses.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services provided.

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Hartford HLS Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a Fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a breakpoint at a lower asset level provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that fee waivers that reduce a Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. In addition, the Board considered that initially setting competitive fee rates, pricing a Fund to scale at inception and making additional investments intended to enhance services available to shareholders are other means of sharing anticipated or potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses. The Board also noted that the assets under management had declined for certain Funds, and the Board considered the potential impact of such declines on the expense ratios for such Funds. The Board considered HFMC’s explanations for the net outflows of assets for certain Funds.

The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective management fees and total expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor any future growth in each Fund’s assets and the appropriateness of additional management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Agreements.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on the profitability to HFMC from providing such services to the Funds. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Funds’ transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Funds, and the Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function. The Board considered information provided by HFMC indicating that the transfer agency fees charged by HASCO to the Funds were fair and reasonable based on publicly available information. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. The Board noted that, as principal underwriter, HFD receives distribution and service fees from the Funds.

The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research.

Fund-by-Fund Factors

For purposes of the Fund-by-Fund discussion below, Fund performance is referred to as “in line with” a Fund’s benchmark where it was 0.5% above or below the benchmark return, and each Fund’s performance relative to its primary benchmark reflects the net performance of the Fund’s Class IA shares as of March 31, 2020.

Hartford Balanced HLS Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 3-year periods and the 1st quintile for the 5-year period. The Board also noted that the Fund’s performance was below its custom blended benchmark for the 1-, 3-, and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.

•

The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board noted that the Fund has a contractual management fee waiver of 0.03% through April 30, 2021.

Hartford Capital Appreciation HLS Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 3-year periods and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1- and 3-year periods and below its benchmark for the 5-year period.

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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•

The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile.

Hartford Disciplined Equity HLS Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period.

•

The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a contractual investment management fee reduction implemented in 2020.

Hartford Dividend and Growth HLS Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3-, and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.

•	The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group.

Hartford Healthcare HLS Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period, the 3rd quintile for the 3-year period, and the 1st quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and below its benchmark for the 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group.

Hartford International Opportunities HLS Fund

•

The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-, 3-, and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.

Hartford MidCap HLS Fund

•

The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1- and 3-year periods and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3-, and 5-year periods.

•	The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.

Hartford Small Cap Growth HLS Fund

•

The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period and the 4th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.

Hartford Small Company HLS Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 3-year periods and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period. The Board noted recent changes to the Fund’s portfolio management team.

160

Hartford HLS Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•	The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.

Hartford Stock HLS Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period, and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3-, and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.

•	The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.

Hartford Total Return Bond HLS Fund

•

The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period, the 3rd quintile for the 3-year period, and the 1st quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period.

•	The Board noted that the Fund’s contractual management fee, actual management fee, and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group.

Hartford Ultrashort Bond HLS Fund

•

The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period.

•

The Board noted that the Fund’s contractual management fee and actual management fee were in the 1st quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the continuation of the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

161

Hartford HLS Funds

Supplemental Proxy Information (Unaudited)

A joint special meeting of shareholders of the Funds was held on October 21, 2020, and which was adjourned to November 2, 2020 (the “Shareholder Meeting”). The Shareholder Meeting was held for the purpose of electing members of the Funds’ Board of Directors. Shareholders elected the following ten (10) Directors at the Shareholder Meeting:

•	Hilary E. Ackermann
•	Robin C. Beery
•	Lynn S. Birdsong
•	Derrick D. Cephas
•	James E. Davey
•	Christine R. Detrick
•	Andrew A. Johnson
•	Paul L. Rosenberg
•	Lemma W. Senbet
•	David Sung

The results of the shareholders’ election of Directors were as follows:

Hartford Series Fund, Inc. Shares Outstanding (as of Record Date): 777,992,232.177 Total Shares Voted: 623,550,267.362 Percentage of Shares Voted: 80.148%
Director	Vote	Total Shares Voted	Percentage of Shares Voted	Percentage of Shares Outstanding
Hilary E. Ackermann	For:	603,822,033.164	96.837%	77.613%
	Withheld:	19,728,234.198	3.163%	2.535%
Robin C. Beery	For:	604,190,969.487	96.896%	77.660%
	Withheld:	19,359,297.875	3.104%	2.488%
Lynn S. Birdsong	For:	602,507,829.035	96.626%	77.444%
	Withheld:	21,042,438.327	3.347%	2.704%
Derrick D. Cephas	For:	602,574,253.518	96.637%	77.452%
	Withheld:	20,976,013.844	3.363%	2.696%
James E. Davey	For:	603,491,651.101	96.784%	77.570%
	Withheld:	20,058,616.261	3.216%	2.578%
Christine R. Detrick	For:	604,482,953.794	96.943%	77.698%
	Withheld:	19,067,313.568	3.057%	2.450%
Andrew A. Johnson	For:	603,495,488.428	96.784%	77.571%
	Withheld:	20,054,778.934	3.216%	2.577%
Paul L. Rosenberg	For:	602,596,824.040	96.640%	77.455%
	Withheld:	20,953,443.322	3.360%	2.693%
Lemma W. Senbet	For:	603,387,065.685	96.767%	77.557%
	Withheld:	20,163,201.677	3.233%	2.591%
David Sung	For:	602,660,023.267	96.650%	77.463%
	Withheld:	20,890,244.095	3.350%	2.685%

162

Hartford HLS Funds

Supplemental Proxy Information (Unaudited) – (continued)

Hartford HLS Series Fund II, Inc. Shares Outstanding (as of Record Date): 153,513,766.364 Total Shares Voted: 125,164,335.523 Percentage of Shares Voted: 81.532%
Director	Vote	Total Shares Voted	Percentage of Shares Voted	Percentage of Shares Outstanding
Hilary E. Ackermann	For:	121,729,752.618	97.256%	79.295%
	Withheld:	3,434,582.905	2.744%	2.237%
Robin C. Beery	For:	121,769,840.436	97.288%	79.321%
	Withheld:	3,394,495.087	2.712%	2.211%
Lynn S. Birdsong	For:	121,473,773.144	97.052%	79.128%
	Withheld:	3,690,562.379	2.948%	2.404%
Derrick D. Cephas	For:	121,480,316.584	97.057%	79.133%
	Withheld:	3,684,018.939	2.943%	2.399%
James E. Davey	For:	121,399,218.362	96.992%	79.080%
	Withheld:	3,765,117.161	3.008%	2.452%
Christine R. Detrick	For:	121,859,631.780	97.360%	79.380%
	Withheld:	3,304,703.743	2.640%	2.152%
Andrew A. Johnson	For:	121,283,066.007	96.900%	79.004%
	Withheld:	3,881,269.516	3.100%	2.528%
Paul L. Rosenberg	For:	121,514,663.345	97.085%	79.155%
	Withheld:	3,649,672.178	2.915%	2.377%
Lemma W. Senbet	For:	121,413,131.859	97.003%	79.089%
	Withheld:	3,751,203.664	2.997%	2.443%
David Sung	For:	121,462,959.984	97.043%	79.121%
	Withheld:	3,701,375.539	2.957%	2.411%

As of the date of the Shareholder Meeting, Mr. Duane E. Hill served as a Director and did not seek re-election. Mr. Hill continued to serve as a Director until his retirement on December 31, 2020.

163

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

CUSTOMER PRIVACY NOTICE

The Hartford Financial Services Group, Inc. and Affiliates*

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data; and

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Consumer Rights and Privacy Compliance Unit, One Hartford Plaza, Mail Drop: T 04.180, Hartford, CT 06155, or at ConsumerPrivacyInquiriesMailbox@thehartford.com.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of February 2021), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Assurances Continentales Continentale Verzekeringen N.V; Bracht, Deckers & Mackelbert N.V.; Business Management Group, Inc.; Canal Re S.A.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford Productivity Services LLC; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; Millennium Underwriting Limited; MPC Resolution Company LLC; Navigators (Asia) Limited; Navigators Corporate Underwriters Limited; Navigators Holdings (Europe) N.V.; Navigators Holdings (UK) Limited; Navigators Insurance Company; Navigators International Insurance Company Ltd.; Navigators Management Company, Inc.; Navigators Management (UK) Limited; Navigators N.V.; Navigators Specialty Insurance Company; Navigators Underwriting Agency Limited; Navigators Underwriting Limited; New BDM NV; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; NIC Investments (Chile) SpA; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd; The Navigators Group, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.

Revised February 2021

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Series of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each a “Fund” and collectively, the “Funds”) are not subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”) but are underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in the Funds are not guaranteed by The Hartford or any other entity.

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Fund. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

Investors should carefully consider the investment objectives, risks, charges and expenses of a Fund. This and other important information is contained in a Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Funds’ investment manager. The Funds are sub-advised by Wellington Management Company LLP. HFD and HFMC are not affiliated with Wellington Management Company LLP.

HLSAR20    02-21    220826    Printed in U.S.A.

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description. The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions. A copy of the code of ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the registrant (the “Board”) has designated David Sung as an Audit Committee Financial Expert. Mr. Sung is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

$110,000 for the fiscal year ended December 31, 2019; $16,000 for the fiscal year ended December 31, 2020.

(b)

Audit Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$0 for the fiscal year ended December 31, 2019; $6,000 for the fiscal year ended December 31, 2020. Audit-related services were principally in connection with consents for the registration statements relating to Fund mergers.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$20,109 for the fiscal year ended December 31, 2019; $18,981 for the fiscal year ended December 31, 2020. Tax-related services were principally in connection with, but not limited to, general tax services, excise tax, and Passive Foreign Investment Company (PFIC) analysis.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$0 for the fiscal year ended December 31, 2019; $0 for the fiscal year ended December 31, 2020.

(e)

(1) The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the registrant (also, the “Fund”) sets forth the procedures pursuant to which services performed by the independent registered public accounting firm for the registrant may be pre-approved. The following are some main provisions from the Policy.

1.	The Audit Committee must pre-approve all audit services and non-audit services that the independent registered public accounting firm provides to the Fund.

2.

The Audit Committee must pre-approve any engagement of the independent registered public accounting firm to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund) during the period of the independent registered public accounting firm’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting

3.	The Audit Committee shall pre-approve certain non-audit services to the Fund and its Service Affiliates pursuant to procedures set forth in the Policy.

4.

The Audit Committee, from time to time, may designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. The Designated Member also shall review, on the Audit Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services.

5.

The independent registered public accounting firm may not provide specified prohibited non-audit services set forth in the Policy to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex.

(e)

(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

Non-Audit Fees: $20,109 for the fiscal year ended December 31, 2019; $24,981 for the fiscal year ended December 31, 2020.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics is filed herewith.

(a)(2) Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable

(a)(4) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD HLS SERIES FUND II, INC.

Date: March 5, 2021	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: March 5, 2021	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Date: March 5, 2021	By:	/s/ Amy N. Furlong
Amy N. Furlong
Treasurer
(Principal Financial Officer and Principal Accounting Officer)